UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

_________________

SCHEDULE 14A

_________________

(Rule 14a-101)
Information Required in Proxy Statement
SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934

Filed by Registrant	☒
Filed by Party other than Registrant	☐

Check the appropriate box:

☒	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Materials Pursuant to §240.14a-12

ZION OIL & GAS, INC.

(Name of Registrant as Specified In Its Charter)

N/A

________________________________________________________________

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required
☐	Fee paid previously with preliminary materials.
☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11

An American company in Israel exploring for oil to fulfill the prophecies given by God to Jacob and Moses.
OTC: ZNOG
EST. 2000

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

The 2025 Annual Meeting of Stockholders (the "Annual Meeting") of Zion Oil & Gas, Inc., a Delaware corporation ("Zion" or the Company), will be held on Wednesday, June 4, 2025 at 9:00 a.m. Central Time, 5:00 p.m. Israeli time, via webinar and in-person in Dallas.

ELECT THREE DIRECTORS INCLUDED IN THE PROXY STATEMENT TO SERVE ON OUR BOARD

DATE & TIME

June 4, 2025
9:00 am Central Time
5:00 pm Israel Time

LOCATION

Live webinar and in-person meeting in Dallas

RECORD DATE FOR STOCKHOLDERS ENTITLED TO VOTE

April 7, 2025

This proxy statement and accompanying proxy card are being mailed to our stockholders on or about April 18, 2025. Our Annual Report on Form 10-K (the "Annual Report") covering the year ended on December 31, 2024 is enclosed, but does not form any part of the materials for solicitation of proxies.

EVEN IF YOU PLAN TO ATTEND THE ANNUAL MEETING, PLEASE COMPLETE, SIGN, AND MAIL THE ENCLOSED PROXY CARD AS PROMPTLY AS POSSIBLE IN THE ACCOMPANYING ENVELOPE, OR VOTE YOUR SHARES USING THE TELEPHONE OR INTERNET VOTING INSTRUCTIONS PROVIDED.

HAIFA
Sea of Galilee
World-class natural gas reserves
MEGIDDO VALLEYS LICENSE
75,000 ACRES
CAESAREA
ZION RECOMPLETION SITE
Mediterranean Sea
ISRAEL
TEL AVIV
JERUSALEM
Dead Sea

ZION OIL & GAS, INC.
12655 North Central Expressway, Suite 1000
Dallas, Texas 75243
(214) 221-4610

To the Stockholders of Zion Oil & Gas, Inc.:

We are pleased to invite you to attend the Annual Meeting of Stockholders of Zion Oil & Gas, Inc. The meeting will be held at 9:00 a.m., Central Time (“CT”), on Wednesday, June 4, 2025, via live webinar. The in-person meeting will be held at the offices of Zion Oil & Gas, Inc. Holders of the common stock of Zion Oil & Gas, Inc. as of the close of business on the Record Date of April 7, 2025, are entitled to vote before and at the Annual Meeting via www.voteproxy.com, or calling toll free 1-800-776-9437, or by in-person attendance. You are encouraged to vote prior to the meeting, since this internet site and this phone number are the only ways to vote during the Annual Meeting webinar, except for in-person attendance at the meeting. The Annual Meeting webinar provides us the opportunity to present a review of our current exploration activities in Israel and our plans for future operations to more of our shareholders than those attending the in-person meeting.

To register and participate in the Annual Meeting via live webinar, you will need your control number, which can be found on your Notice, on your proxy card, and on the instructions that accompany your proxy materials. Please register for the webinar at https://www.zionoil.com/2025AMS by May 30, 2025. When registering, shareholders may submit questions for the Q & A portion of the Meeting. The webinar details will be emailed to registered shareholders prior to the Annual Meeting. The Annual Meeting will begin promptly at 9:00 a.m. CT (5:00 pm Israel) on June 4, 2025. A recorded presentation of the meeting will be available on our website later.

You are asked to vote on a couple of important proposals that include: (1) electing three directors, (2) ratifying the appointment of our independent public accountants, RBSM, LLP, (3) increasing the number of shares of common stock from 1,200 million to 1,600 million, and (4) the redomestication of Zion Oil & Gas, Inc. from Delaware to Texas by conversion.

You may vote your shares by Internet, by telephone, or by mail from the proxy information received. It is very important for you to vote, but also to help prevent your shares from possibly being forfeited by a state government (“escheatment”) due to dormancy or lack of company contact.

On behalf of the Board of Directors and management, thank you for your cooperation and continued support for Zion Oil & Gas, Inc. and the mission to help make Israel energy independent. Your vote and your engagement with our company are very important to us.

Sincerely,

/s/ JOHN M. BROWN
John M. Brown
Executive Chairman of the Board

i

ZION OIL & GAS, INC.
12655 North Central Expressway, SUITE 1000
DALLAS, TEXAS 75243

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

NOTICE IS HEREBY GIVEN that the 2025 Annual Meeting (the “Annual Meeting”) of the Stockholders of ZION OIL & GAS, INC. (the “Company”) will be held at 9:00 A.M. (CT) and 5:00 p.m. (Israel) on June 4, 2025 via live webinar and the in-person meeting will be held at the offices of Zion Oil & Gas, Inc.:

1.	Elect three directors of the Company as Class II directors to serve for a term of three years;

2.	Ratify the appointment of RBSM, LLP, as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2025;

3.

Amend the Company’s Amended and Restated Certificate of Incorporation to increase the number of shares of common stock, par value $0.01 (Common Stock”), that the Company is authorized to issue from 1,200 million to 1,600 million;

4.	Approve the redomestication of the Company from Delaware to Texas by conversion; and

5.	Conduct such other business as may properly come before the Annual Meeting and any adjournment(s) thereof.

The foregoing items of business are more fully described in the Proxy Statement that accompanies this Notice. The Board of Directors has fixed the close of business on April 7, 2025 as the Record Date for the determination of stockholders entitled to notice of, and to vote at, the Annual Meeting or any adjournment thereof via www.voteproxy.com, or by calling toll free 1-800-776-9437. Only stockholders of record at the close of business on the Record Date are entitled to notice of, and to vote at, the Annual Meeting.

Regardless of whether you plan to log into the Annual Meeting webinar or attend in-person, please vote your shares as soon as possible so that we may have a quorum at the Annual Meeting, and your shares will be voted in accordance with your instructions. For specific voting instructions, please refer to the instructions on the proxy card or on the Notice of Internet Availability of Proxy Materials that was mailed to you.

By Order of the Board of Directors
/s/ JOHN M. BROWN
John M. Brown
Executive Chairman of the Board

April 10, 2025

ii

IMPORTANT NOTICE REGARDING INTERNET AVAILABILITY OF
PROXY MATERIALS FOR THE ANNUAL MEETING AND ANNUAL REPORT

The Company’s proxy materials and Annual Report on Form 10-K are available at:
http://www.astproxyportal.com/ast/ZionOil/

iii

ZION OIL & GAS, INC.
12655 North Central Expressway, Suite 1000
DALLAS, TEXAS 75243

PROXY STATEMENT

For the Annual Meeting of Stockholders
to be held via webinar on Wednesday, June 4, 2025 and in-person in Dallas, Texas.

This Proxy Statement is being furnished in connection with the solicitation by the Board of Directors (the “Board of Directors” or the “Board”) of Zion Oil & Gas, Inc., a Delaware corporation (“Zion”, “Zion Oil” or the “Company”), of proxies to be voted at the 2025 Annual Meeting (the “Annual Meeting”) of the Company’s stockholders via live webinar on Wednesday, June 4, 2025, at 9:00 a.m. (“CT”) and at 5:00 p.m. (Israel) in-person at the offices of Zion Oil & Gas, Inc. and any adjournment(s) thereof.

Holders of the common stock of Zion Oil & Gas, Inc. as of the close of business on the Record Date of April 7, 2025, are entitled to vote before and at the Annual Meeting via www.voteproxy.com, or calling toll free 1-800-776-9437, but you are encouraged to vote prior to the meeting, since this internet site and this phone number are the only ways to vote during the Annual Meeting webinar, except in-person. The Annual Meeting webinar provides us the opportunity to present a review of our current exploration activities in Israel and our plans for future operations to more of our shareholders than those attending the in-person meeting.

To register and participate in the Annual Meeting via live webinar, you will need your control number, which can be found on your Notice, on your proxy card, and on the instructions that accompany your proxy materials. Please register for the webinar at https://www.zionoil.com/2025AMS by May 30, 2025. When registering, shareholders may submit questions for the Q & A portion of the Meeting. During the Meeting, a chat room will be available for questions during the Meeting with webinar participants. The webinar details will be emailed to registered shareholders prior to the Annual Meeting. The Annual Meeting will begin promptly at 9:00 a.m. CT on June 4, 2025 and in-person at 9:00 a.m. (Dallas). A recorded presentation of the meeting will be available on our website later.

If you are a stockholder of record as of April 7, 2025, the Record Date for the annual meeting, you may vote at any time during the meeting prior to the closing of the polls by voting online at www.voteproxy.com, or by calling toll free 1-800-776-9437. This is not necessary, if you have previously voted your shares.

If your shares are held in “street name” through a broker, bank or other nominee, in order to participate in the virtual annual meeting you must first obtain a legal proxy from your broker, bank or other nominee reflecting the number of shares of Zion Oil & Gas Inc. common stock you held as of the Record Date, your name and email address. You then must submit a copy of the legal proxy and a request for registration to Equiniti Trust Company, LLC: (1) by email to proxy@equiniti.com; (2) by facsimile to 718-765-8730 or (3) by mail to Equiniti Trust Company, LLC, Attn: EQ, P.O. Box 500, Newark, NJ 07101. Requests for registration must be labeled as “Legal Proxy” and be received by Equiniti Trust Company, LLC no later than 5:00 p.m. Eastern time on May 30, 2025. We will then send the holder back via email the necessary information (company number and control number) that will allow you to vote at the Equiniti site.

Pursuant to rules adopted by the U.S. Securities and Exchange Commission (“SEC”), we are providing stockholders of record as of the Record Date (defined below) with Internet access to our proxy materials. Our Board has made these proxy materials available to you on the Internet on or about April 16, 2025 at www.astproxyportal.com/ast/ZionOil/, which is the website described in the Notice of Internet Availability of Proxy Materials (the “Notice”), mailed to stockholders of record. We are sending the Notice to our stockholders of record as of the Record Date of April 7, 2025, and filing the Notice with the SEC, on or about April 10, 2025. In addition to our proxy materials being available for review, the website contains instructions on how to access the proxy materials over the Internet or to request a printed copy, free of charge. In addition, stockholders may request proxy materials in printed form by mail or electronically by e-mail on an ongoing basis by contacting our Investor Relations Department at our principal executive offices in Dallas, Texas. Upon request and at no cost, we will also provide stockholders a copy of our Form10-K for the year ended December 31, 2024 filed with the SEC on March 27, 2025.

At the Annual Meeting, the stockholders will be asked to:

1.	Elect three directors of the Company as Class II directors to serve for a term of three years;

2.	Ratify the appointment of RBSM, LLP, as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2025;

3.

Amend the Company’s Amended and Restated Certificate of Incorporation to increase the number of shares of common stock, par value $0.01 (Common Stock”), that the Company is authorized to issue from 1,200 million to 1,600 million;

4.	Approve the redomestication of the Company from Delaware to Texas by conversion; and

5.	Conduct such other business as may properly come before the Annual Meeting and any adjournment(s) thereof.

To have a valid meeting of the stockholders, a quorum of the Company’s stockholders is necessary. A quorum shall consist of a majority of the shares of the Common Stock issued and outstanding and entitled to vote on the Record Date present in person or by proxy at the Annual Meeting time. Abstentions and broker non-votes shall be counted as present for the purpose of determining the presence of a quorum. Stockholders who execute proxies retain the right to revoke them at any time by notice in writing to the Company’s Secretary, or by presenting a later-dated proxy. Unless so revoked, the shares represented by proxies will be voted at the Annual Meeting. The shares represented by the proxies solicited by the Board will be voted in accordance with the directions given therein, but if no direction is given, such shares unless otherwise restricted by law will be voted:

(i)	FOR the election as directors of the nominees of the Board named below;

(ii)	FOR the proposal to ratify the appointment of RBSM, LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2025;

(iii)

FOR the proposal to Amend the Company’s Amended and Restated Certificate of Incorporation to increase the number of shares of common stock, par value $0.01 (Common Stock”), that the Company is authorized to issue from 1,200 million to 1,600 million;

(iv)	FOR the proposal to approve the redomestication of the Company from Delaware to Texas by conversion; and

(v)	Unless otherwise restricted by law, in the discretion of the proxies named in the proxy on any other proposals to properly come before the Annual Meeting or any adjournment(s) thereof.

The Company is unaware of any additional matters not set forth in the Notice that will be presented for consideration at the Annual Meeting.

VOTING RIGHTS

All voting rights are vested exclusively in the holders of Common Stock. Only holders of Common Stock of record at the close of business on April 7, 2025 (the “Record Date”) are entitled to receive notice of and to vote at the Annual Meeting. As of the Record Date, there were a total of approximately 965,000,000 shares of Common Stock outstanding. Each holder of Common Stock entitled to vote at the Annual Meeting is entitled to one vote for each share held.

Stockholders holding a majority of the Common Stock issued and outstanding as of the Record Date, present or by proxy at the Annual Meeting, will constitute a quorum for the transaction of business at the Annual Meeting or any adjournment(s) thereof. Broker non-votes and abstentions are counted as shares present at the Annual Meeting for purposes of determining a quorum. A “broker non-vote” occurs when the broker does not receive voting instructions from the beneficial owner with respect to a non-routine matter and therefore the broker expressly indicates on a proxy card that it is not voting on a matter.

For Proposal No. 1 (Election of Directors), each nominee for election as a director must receive the affirmative vote of a majority of the votes cast by the holders of our common stock, present in person or represented by proxy at the Annual Meeting and entitled to vote on the proposal. Votes may be cast in favor of or against the election of each nominee. Broker non-votes and abstentions will not be counted as votes cast and will have no effect on the outcome of the vote for directors.

For Proposal No. 2 (Ratification of RBSM, LLP), ratification of the appointment of RBSM LLP as our independent registered public accounting for the year ending December 31, 2025 requires the affirmative vote of a majority of the voting power of the outstanding common stock present in person or represented by proxy at the Annual Meeting and entitled to vote thereon. Abstentions will not be counted as a vote “AGAINST” this proposal. Broker non-votes will not affect the outcome of this proposal. The proposal to ratify the appointment of RBSM, LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2025 (Proposal No. 2) is considered a routine matter on which banks, brokers and other nominees may vote in their discretion on behalf of beneficial owners who have not provided voting instructions.

For Proposal No. 3 (Amendment to the Amended and Restated Certificate of Incorporation for increase in authorized shares) approval requires the affirmative vote of a majority of the voting power of the outstanding common stock entitled to vote thereon. If your shares are held in street name and you do not give voting instructions, the record holder may nevertheless be entitled to vote your shares with respect to Proposal No. 3.

For Proposal No. 4 (Approval of the redomestication of the Company from Delaware to Texas by conversion)) approval requires the affirmative vote of a majority of the voting power of the outstanding common stock entitled to vote thereon. Abstentions will not be counted as votes cast and will have no effect on the outcome of the vote.

If you hold shares in a brokerage account, brokers are not entitled to vote on Proposals No. 1 and No. 4 in the absence of specific client instructions. Stockholders who hold shares in a brokerage account are encouraged to provide voting instructions to their broker. To vote shares held in “street name” at the Annual Meeting, you should contact your broker before the Annual Meeting to obtain a proxy form in your name. Under the rules that govern brokers who have record ownership of shares that are held in “street name” for their clients, who are the beneficial owners of the shares, brokers have discretion to vote these shares on “routine” matters, but not on non-routine matters. Proposals No. 1 and No. 4 are considered non-routine matters on which banks, brokers and other nominees are not allowed to vote unless they have received voting instructions from the beneficial owner of the shares. Your bank, broker or other nominee will send you instructions on how you can instruct them to vote on these proposals. If you do not provide voting instructions, your bank, broker or other nominee will not vote on your shares in these proposals. Therefore, your broker will not have discretionary authority to vote your shares with respect to Proposals No. 1 and No. 4.

The proposal to ratify the appointment of RBSM, LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2025 (Proposal No. 2) is considered a routine matter on which banks, brokers and other nominees may vote in their discretion on behalf of beneficial owners who have not provided voting instructions. Your bank, broker or other nominee will send you instructions on how you can instruct them to vote on these proposals. If you do not provide voting instructions, your bank, broker or other nominee will have discretionary authority to vote your shares with respect to the Proposal No. 2.

If your shares are held in street name and you do not give voting instructions, the record holder may nevertheless be entitled to vote your shares with respect to Proposal No. 3 in the discretion of the record holder as a routine matter. The increase in the number of shares of authorized common stock would be used to meet the ongoing capital requirements, finance future acquisition opportunities through issuance or sale of common stock and ensure availability of shares, as needed, for issuance in connection with equity compensation plans, stock splits, stock dividends, options, warrants, rights, acquisitions and other general corporate purposes.

How Can I Vote?

There are three convenient methods for registered stockholders to direct their vote by proxy:

•

Vote by Internet. You can vote via the Internet. The website address for Internet voting is provided on your Notice or proxy card (www.voteproxy.com). You will need to use the control number appearing on your Notice or proxy card to vote via the Internet. You can use the Internet to transmit your voting instructions up until the closing of the polls during the Annual Meeting webinar around 9:00 A.M. CT on June 4, 2025. Internet voting is available 24 hours a day. If you vote via the Internet, you do NOT need to vote by telephone or return a proxy card.

•

Vote by Telephone. You can also vote by telephone by calling the toll-free telephone number provided on the Internet link on your Notice or on your proxy card [1-800-PROXIES (1-800-776-9437) in the United States and Canada or 1-201-299-4446 from other countries]. You will need to use the control number appearing on your Notice or proxy card to vote by telephone. You may transmit your voting instructions from any touch-tone telephone up until the closing of the polls during the Annual Meeting webinar around 9:00 A.M. CT on June 4, 2025. Telephone voting is available 24 hours a day. If you vote by telephone, you do NOT need to vote over the Internet or return a proxy card.

•

Vote by Mail. If you received a printed copy of the proxy card, you can vote by marking, dating and signing it, and returning it in the postage-paid envelope provided. Please promptly mail your proxy card to ensure that it is received prior to the closing of the polls at the Annual Meeting webinar.

Notice & Access — Request Paper Copies:

Telephone: 888-Proxy-NA (888-776-9962); 201-299-6201 (for international callers)

E-MAIL: help@equiniti.com

WEBSITE: https://us.astfinancial.com/onlineproxyvoting/proxyvoting/requestmaterials

BOARD STRUCTURE AND RISK OVERSIGHT

Although we began trading on OTC Market on September 2, 2020 after being traded on the NASDAQ, we continue to be an SEC Reporting Company and maintain the required level of Board and Committee independence as require by the OTC Market Rules for U.S. Companies. In addition, we continue to maintain the independence requirement standards of NASDAQ. The Board of Directors has established guidelines requiring a majority of directors to be independent, as determined in accordance with the Bylaws of the Company and applicable rules of the NASDAQ and OTC Market. With thirteen members of our Board of Directors, as of December 31, 2024 eight (Paul Oroian, Virginia Prodan, Javier Mazón, Kent Siegel, Brad Dacus, Sarah Caygill, Gene Scammahorn and Pandji Putra) meet the criteria of independence set by the NASDAQ and OTC Market for membership on the board of a NASDAQ listed company (“NASDAQ independence criteria”) and trading on the OTC Market. Each of these eight directors have certified their belief that they met such independence standards. In addition, all of the members of the Audit Committee, Compensation Committee and the Nominating and Corporate Governance Committee are independent under applicable SEC, NASDAQ and OTC Market rules and regulations.

The following graphs provide summary information about the makeup of our Board as of December 31, 2024. The Board Tenure graph excludes the founder and Chairman, John Brown. The Board’s role in risk oversight recognizes the multidimensional environment of risk management as a control and compliance task. Risk oversight involves strategic considerations in normal business decisions, finance, security, cybersecurity, safety, health and environmental concerns. The Board has empowered its Committees with risk oversight responsibilities. The Committees meet with management to review, as appropriate, compliance with existing policies and procedures and to discuss change or improvements that may be required or desirable.

Committee Responsibilities:

Audit Committee

The principal function of the Audit Committee is to assist the Board in monitoring (i) the integrity of the Company’s financial statements, (ii) Company compliance with legal and regulatory requirements, (iii) the independent auditor’s qualifications and independence, (iv) performance of the Company’s independent auditors, (v) the Company’s business practices and ethical standards and (vi) related party transactions. The Audit Committee is also directly responsible for the appointment, compensation, retention and oversight of the work of the Company’s independent auditors. The Audit Committee is currently comprised of Paul Oroian (Chairman), Kent Siegel, Brad Dacus and Sarah Caygill.

The Board has determined that Mr. Oroian and Mr. Siegel of the Audit Committee are “independent directors” as defined by NASDAQ regulations and also meets the additional criteria for independence of Audit Committee members set forth in Rule 10A-3(b)(l) under the Exchange Act. Also, the Board has determined that Mr. Oroian and Mr. Siegel each qualify as an “audit committee financial expert” as defined by the SEC. Security holders should understand that this designation is a disclosure requirement of the SEC relating to Mr. Oroian’s and Mr. Siegel’s experience and understanding with respect to certain accounting and auditing matters.

Compensation Committee

The current members of our Compensation Committee are Ms. Caygill (Chairperson), Mr. Mazón and Mr. Siegel. All three current members of the Compensation Committee satisfy the SEC independence criteria and the NASDAQ and OTC Market independence criteria. The Compensation Committee establishes our Company’s policies and administers our compensation program with respect to our executive officers. Based on periodic evaluation, the Compensation Committee also makes recommendations to the Board regarding director compensation and our Company’s employee benefits program.

Pursuant to its charter, the functions and responsibilities of the Compensation Committee include: (1) determining compensation for the Company’s executive officers; (2) assisting in developing and reviewing the annual performance goals and objectives of our executive officers; (3) assessing the adequacy and competitiveness of our executive compensation program; (4) administering our incentive compensation program and other equity-based compensation plans; (5) reviewing and recommending compensation for our non-employee directors; and (6) reviewing and evaluating the adequacy of the Compensation Committee charter on an annual basis.

Nominating and Corporate Governance Committee

The current members of our Nominating and Corporate Governance Committee are Kent Siegel (Co-chairman), Brad Dacus (Co-chairman), Gene Scammahorn, Paul Oroian and Virginia Prodan. The Nominating and Corporate Governance Committee is charged with selecting and recommending for the approval of the Board nominees to be submitted to the stockholders for election.

The primary responsibility of the Committee include identifying, evaluating and recommending, for the approval of the entire Board, potential candidates to become members of the Board, recommending membership of standing committees of the Board, developing and recommending to the entire Board corporate governance principles and practices for our Company and assisting in the implementation of such policies, and assisting in the identification, evaluation and recommendation of potential candidates to become officers of our Company. The Committee reviews our Code of Business Conduct and Ethics and its enforcement, and reviews and makes recommendations to our Board.

In addition, the Nominating and Corporate Governance Committee has adopted a formal written policy respecting the standards and qualifications to be used in identifying director nominees, including the consideration of director nominees presented by the Company’s stockholders. A copy of the director nominee policy is available on our website at www.zionoil.com/investor-center/corporate-governance.

Investment Committee

The current members of the Committee are Kent Siegel (Chairman), Sarah Caygill, Gene Scammahorn, Martin van Brauman and Mike Croswell. The primary purposes of the Investment Committee are to assist the Board in reviewing the Company’s investment policies, strategies, transactions and performance and in overseeing the Company’s capital and financial resources. The Committee has the authority to establish with Board approval an Investment Policy Statement for the Company with the goals (1) to set out the parameters for asset and investment management and oversight, (2) to insure the presence of operating funds, (3) to define policies for asset growth and protection and (4) to provide for scheduled, periodic reports and notifications to the Board and the Investment Committee.

Tax Benefits Preservation Committee

The current members of the Committee are Gene Scammahorn (Chairman), Javier Mazón, Kent Siegel and Martin van Brauman. The Tax Benefits Preservation Committee shall discharge the Board’s responsibilities with respect to (i) protecting the Company’s net operating losses (NOLs), (ii) the evaluation of a possible Tax Benefits Preservation Plan every year with recommendations to the Board, (iii) the implementation of the Plan (either “on-the-shelf” or “short-term” and until the exhaustion of the NOLs), (iv) the triggering of the Plan and its administration when in effect, (v) recommendations to the Board regarding ongoing features and any and all recommended changes and modifications to the Plan; and (vi) performing such other duties and responsibilities as may be consistent with and carrying out the provisions of their charter. Notwithstanding the foregoing, the Board shall retain the right to act on all such matters without limiting the Committee’s authority.

Technical, Reserves and Environmental, Health & Safety (EHS) Committee

The current members of the Committee are Robert Dunn (Chairman), Monty Kness, Jeffrey Moskowitz, Pandji P. C. Putra and Dr. Lee Russell. The primary purposes of the Reserves and Environmental Health & Safety Committee are to: (1) approve the appointment of, and any proposed change in, the independent engineering consultants retained to assist us in the annual review of our reserves; (2) approve the scope of and oversee an annual review or audit of our reserves by the independent engineering consultants, having regard to industry practices and all applicable laws and regulations; (3) review the qualifications and independence of our independent engineering consultants and monitor their performance; (4) approve the independent engineering consultants’ engagement fees and terms of service; (5) review the integrity of our reserves evaluation process and reporting system; (6) review any material reserves adjustments; (7) review variances between the Company’s and the independent engineering consultant’s estimates of reserves; (8) review the Company’s environmental, health and safety policies, practices and procedures; and (9) review EHS results, near misses, actions undertaken, and the Company’s efforts associated with the Company’s EHS culture.

ENVIRONMENTAL AND SOCIAL POLICIES AND PRACTICES

We are committed to operating in an environmentally responsible manner and in compliance with all applicable foreign, federal, state and local environmental laws in the United States and Israel, including laws regulating emissions of greenhouse gases. We strive to meet the environmental expectations of key stakeholders, including foreign and domestic regulatory agencies, the communities in which we operate, landowners, employees and investors. We understand the importance of conducting our business in the right manner and are dedicated to employing best practices with respect to our sustainability efforts. The safety of our employees, contractors, and anyone impacted by our operations is a core value of the Company.

STOCK OWNERSHIP OF MANAGEMENT AND CERTAIN BENEFICIAL HOLDERS

The following table sets forth information as of the Record Date concerning shares of our Common Stock beneficially owned by: (i) each director; (ii) each nominee for director, (iii) each Named Executive Officer (defined below); (iv) all directors and executive officers as a group; and (v) each person or group known by the Company to own beneficially more than 5% of the outstanding shares of Common Stock.

In accordance with SEC rules, the table considers all shares of Common Stock that could be issued upon the exercise of outstanding options and warrants within 60 days of the Record Date to be outstanding for the purpose of computing the percentage ownership of the person holding those securities, but does not consider those securities to be outstanding for computing the percentage ownership of any other person. We have chosen to include the effect of the shares of Common Stock that could be issued upon the exercise of outstanding options and warrants through June 5, 2025. Unless otherwise noted in the footnotes to the table and subject to community property laws where applicable, the following individuals have sole voting and investment control with respect to the shares beneficially owned by them. Except as noted above, we have calculated the percentages of shares beneficially owned based on approximately 965,000,000 shares of Common Stock outstanding on the Record Date.

The address of John M. Brown, Robert Dunn, Michael B. Croswell Jr, Paul Oroian, William H. Avery, Martin M. van Brauman, Gene Scammahorn, Lee Russell, Virginia Prodan, Brad Dacus Sarah Caygill, Javier Mazón and Kent Siegel is 12655 North Central Expressway, Suite 1000, Dallas, TX 75243 and the address for Jeffrey Moskowitz is 9 Halamish Street, Caesarea, 3088900 Israel.

Name of Beneficial Owner	Amount and Nature of Beneficial Ownership		Percent of Class
John M. Brown	2,790,000	(4)
Lee Russell(1)	2,040,000	(5)
Michael B. Croswell Jr.	2,205,000	(6)
Sarah Caygill	1,625,000	(7)
William H. Avery	2,590,000	(8)
Paul Oroian	1,775,160	(9)
Virginia Prodan	1,650,000	(10)
Martin M. van Brauman(1)	2,257,521	(11)
Gene Scammahorn	1,745,006	(12)
Kent Siegel(1)	1,740,000	(13)
Pandji Poluan Putra	432,558	(14)
Javier Mazón	1,125,000	(2)
Jeffrey Moskowitz	1,980,000	(3)
Brad Dacus(1)	1,676,000	(15)
Robert Dunn	1,975,000	(16)
Group Total*	27,606,245		2.9

*	Based on an estimated 965,000,000 outstanding shares at Record Date
(1)	Nominees for Class II Directors.
(2)

Comprised of (a) 45,675 shares of Common Stock and (b) 1,079,325 shares of Common Stock issuable upon exercise of stock options awarded under the stock option plan, which are currently exercisable or that become exercisable within 60 days following the Record Date.

(3)

Comprised of 1,930,000 shares of Common Stock issuable upon exercise of stock options awarded under the stock option plan, which are currently exercisable or that become exercisable within 60 days following the Record Date.

(4)

Comprised of (a) 740,000 shares of Common Stock owned by Mr. Brown, (b) 100,000 shares of Common Stock owned by Mr. Brown’s wife and (c) 1,950,000 shares of Common Stock issuable upon exercise of stock options awarded under the stock option plan, which are currently exercisable or that become exercisable within 60 days following the Record Date.

(5)

Comprised of (a) 100,000 shares of Common Stock owned by Mr. Russell and (b) 1,940,000 shares of Common Stock issuable upon exercise of options awarded under the Plan, which are currently exercisable or that become exercisable within 60 days following the Record Date.

(6)

Comprised of (a) 375,000 shares of Common Stock owned by Mr. Croswell and (b) 1,830,000 shares of Common Stock issuable upon exercise of stock options awarded under the Plan, which are currently exercisable.

(7)

Comprised of 1,625,000 shares of Common Stock issuable upon exercise of stock options awarded under the Plan, which are currently exercisable or that become exercisable within 60 days following the Record Date.

(8)

Comprised of (a) 825,000 shares of Common Stock owned by Mr. Avery and (b) 1,765,000 shares of Common Stock issuable upon exercise of stock options awarded under the Plan, which are currently exercisable or that become exercisable within 60 days following the Record Date.

(9)

Comprised of (a) 15,160 shares of Common Stock owned by Mr. Oroian and (b) 1,760,000 shares of Common Stock issuable upon exercise of options awarded under the Plan, which are currently exercisable or that become exercisable within 60 days following the Record Date.

(10)

Comprised of 1,650,000 shares of Common Stock issuable to Ms. Prodan upon exercise of options awarded under the Plan, which are currently exercisable or that become exercisable within 60 days following the Record Date.

(11)

Comprised of (a) 349,934 shares of Common Stock owned by Mr. van Brauman, plus 2,587 shares jointly held with his wife and (b) 1,480,000 shares of Common Stock issuable upon exercise of stock options awarded under the Plan, which are currently exercisable.

(12)

Comprised of (a) 410,006 shares of Common Stock owned by Mr. Scammahorn and (b) 1,335,000 shares of Common Stock issuable upon exercise of options awarded to Mr. Scammahorn under the Plan, which are currently exercisable or that become exercisable within 60 days following the Record Date.

(13)

Comprised of (a) 5,000 shares of Common Stock owned by Mr. Siegel and (b) 1,735,000 shares of Common Stock issuable upon exercise of options awarded to Mr. Siegel under the Plan which are currently exercisable or that become exercisable within 60 days following the Record Date.

(14)

Comprised of (a) 32,558 shares of Common Stock owned by Pandji Putra and (b) 400,000 shares of Common Stock issuable upon exercise of stock options awarded under the Plan, which are currently exercisable. Mr. Putra was elected to the board by the shareholders on June 7, 2023.

(15)

Comprised of 1,675,000 shares of Common Stock issuable upon exercise of stock options awarded under the stock option plan, which are currently exercisable or that become exercisable within 60 days following the Record Date. Mr. Dacus with his wife jointly hold 1,000 shares of Common Stock.

(16)

Comprised of (a) 250,000 shares of Common Stock owned by Mr. Dunn and (b) 1,725,000 shares of Common Stock issuable upon exercise of stock options awarded under the stock option plan, which are currently exercisable or that become exercisable within 60 days following the Record Date.

COMPENSATION DISCUSSION AND ANALYSIS

Zion Oil and Gas, Inc., a Delaware corporation, is an oil and gas exploration company with a history of 24 years of oil and gas exploration in Israel. We were incorporated in Florida on April 6, 2000 and reincorporated in Delaware on July 9, 2003. We completed our initial public offering in January 2007. Our common stock, par value $0.01 per share (the “Common Stock”) currently trades on the OTCQB marketplace of OTC Markets, Inc. under the symbol “ZNOG” and our Common Stock warrant under the symbol “ZNOGW.”

The New Megiddo License 428 (“NML 428”) was initially awarded on December 3, 2020 for a six-month term and was extended several times before expiring on February 1, 2023. Zion Oil & Gas, Inc. filed an amended application with the Israel Ministry of Energy for a new exploratory license on January 24, 2023 covering the same area as its License No. 428, which expired on February 1, 2023. However, its original application to replace License No. 428 was filed on May 11, 2022, and a revised application was filed on August 29, 2022.

On September 14, 2023, the Israel Ministry of Energy approved a new Megiddo Valleys License 434 (“NMVL 434”), allowing for oil and gas exploration on approximately 75,000 acres or 302 square kilometers. This Exploration License 434 is valid for three years until September 13, 2026 with four potential 1-year extensions for a total of seven years until September 13, 2030. This NMVL 434 effectively supersedes our previous NML 428.

We continue our exploration focus here based on our studies, as it appears to possess the key geologic ingredients of an active petroleum system with significant exploration potential. As previously announced, Zion is deploying new technologies and stimulation methods for its planned re-entry into the MJ-01 well, with the objective of potentially unlocking hydrocarbon flows in several identified key zones. Zion has begun tendering service contractors and ancillary items required for efficient operations.

On December 6, 2023, the Israeli Ministry of Energy formally approved a detailed, industry-specific operational framework for the planned re-entry, production tests, and recompletion of the MJ-01 well. The submission of this work plan is a requirement under Israeli law. With the work plan approved, Zion was able to proceed with convening the required Supervisory Committee meeting. This Committee, consisting of a fifteen-member panel, is tasked with reviewing and endorsing the work plan. It also ensures that our planned operations have sufficiently mitigated potential impacts on the land, local roads, surrounding land uses, available water resources, and addressed other environmental and safety concerns. Under Israeli law, the Supervisory Committee is comprised of representatives from the Ministries of Energy, Water, and Environment, and representatives from the local Spring Valley County Council, as well as from the surrounding kibbutzim of Sde Eliyahu (where the rig site is located) and Tirat Zvi (adjacent to Zion’s rig site). Due to the ongoing war between Israel and Hamas, scheduling a meeting with such a large Committee became more complex, as it required finding a date and time suitable for all members.

On February 21, 2024, members of the Supervisory Committee visited our rig site. During this visit, they interacted with staff from Zion Oil & Gas, and our consultants and potential service providers. Some of these interactions occurred at Kibbutz Sde Eliyahu, while others were conducted through video conferencing with participants from the United States, Europe and the Middle East. Following these discussions, the Committee has officially accepted our work plan for the MJ-01 project. This acceptance allows us to sign agreements and secure mobilization dates with our service providers required to commence and complete the project.

Zion’s rig crew arrived in Israel on February 15, 2025, and has commenced critical maintenance and preparatory work. The rig, which was safely “warm stacked” in September, is undergoing necessary checks for maintenance, including fluid changes, lubrication and greasing, and mechanical, electrical, and safety audits. Following maintenance, the team will begin drilling out the temporary plug at approximately 1,100 meters. This phase is expected to take 2-3 weeks, paving the way for the subsequent well completion and testing operations. Once the plug is removed, Zion will proceed with setting a permanent plug at the deeper part of the well, allowing for isolating targeted zones of interest for testing.

Zion Oil & Gas has successfully navigated complex logistical challenges to ensure the timely delivery of essential equipment. Resources are currently enroute from across the globe, including India, Romania, Germany, the Netherlands, the UAE, the United States, and Tanzania. Zion has maintained continuous security at the MJ-01 site, ensuring a stable and secure operational environment. Additionally, commercial air travel into Israel has steadily resumed, further supporting logistical operations. With all the necessary equipment on-site by March, Zion anticipates progressing through the well completion and testing operations in Q2 2025.

At present, we have no revenue or operating income. Our ability to generate future revenues and operating cash flow will depend on the successful exploration and exploitation of our current and any future petroleum rights or the acquisition of oil and/or gas producing properties, and the volume and timing of such production. In addition, even if we are successful in producing oil and gas in commercial quantities, our results will depend upon commodity prices for oil and gas, as well as operating expenses including taxes and royalties.

Our executive offices are located at 12655 North Central Expressway, Suite 1000, Dallas, Texas 75243, and our telephone number is (214) 221-4610. Our branch office’s address in Israel is 9 Halamish Street, North Industrial Park, Caesarea 3088900, and the telephone number is +972-4-623-8500. Our website address is: www.zionoil.com.

On June 30, 2018, we became a smaller reporting company. On August 31, 2020, the Company transitioned from the NASDAQ Capital Market to the OTC Markets. Along with the required letter to NASDAQ informing them of the requested delisting and transition to OTC Market, the Company sent a letter to the Hearings Advisor, Office of the General Counsel, requesting that the Company delist from the Capital Market and the Company withdrew its appeal of the Staff’s delist determination in order to move to OTC Market. As a result, the Company’s shares were suspended at the open of business on Wednesday, September 2, 2020 on NASDAQ and began trading on OTC Market on Wednesday, September 2, 2020 under the symbol “ZNOG.” The Company warrant “ZNWAA” is traded under the symbol “ZNOGW” on the OTC Market.

Robert W.A. Dunn, effective May 1, 2019, joined the Company and assumed the duties on June 13, 2019 as the Chief Operations Officer and the exploration responsibilities and activities. On June 11, 2020, he assumed the duties of the Chief Executive Officer, while retaining the position of Chief Operations Officer. Mr. John Brown remained as Executive Chairman, but stepped down from the position of CEO on June 11, 2020.

Our “Named Executive Officers” as of December 31, 2024 were:

•	John M. Brown — Executive Board Chairman (EC);

•	Robert W.A. Dunn — Chief Executive Officer (CEO);

•	Michael B. Croswell Jr. — Chief Financial Officer (CFO);

•	William H. Avery — General Counsel, President.

This section describes the principles, policies, and practices that formed the foundation of our compensation program early in calendar year 2024 by the Compensation Committee and explains how such applied to our Named Executive Officers for calendar year 2024, who are included in the Summary Compensation Table provided below.

Our Board of Directors has overall responsibility for establishing compensation for our directors and executive officers. Our Board has delegated to the Compensation Committee of the Board the responsibility for establishing, implementing and monitoring adherence with our compensation philosophy with respect to our executive officers. The Compensation Committee ensures that the total compensation paid to our executive officers is fair, reasonable and competitive.

Our Executive Compensation Philosophy and Objectives

We have been engaged in the exploration of oil and gas in onshore Israel since 2000 and continue to face a very challenging environment. Our ultimate success will depend, in part, upon our talented employees and the leadership provided by our Named Executive Officers. We have designed our executive compensation program to achieve the following objectives:

•	Attract and retain highly qualified talent. We need to attract, motivate, and retain management talent of high quality in a competitive market.

•

Align the interests of our executives with stockholders. We should align the interests of Zion’s management and stockholders, towards the Company’s overall success, by planning and working towards multi-well, long-term exploration and drilling programs in Israel, aimed at discovering and producing commercial quantities of oil and gas.

•

Manage resources efficiently. Employee compensation is a significant expense for us. We strive to manage our compensation programs to balance our need to reward and retain executives with our goal of preserving stockholder value. In addition, given the importance of preserving cash reserves for our exploration program, we seek to provide executives with significant equity compensation in order to encourage them to accept lower cash compensation than they might be able to receive elsewhere

Zion’s executive compensation programs are designed to compensate individual management personnel based on a number of factors, including:

•	the individual’s position and responsibilities within the Company;

•	the overall importance of the individual’s responsibilities in helping the Company achieve success:

•	specific tasks that the individual may be required to perform during a particular time period;

•	the individual’s skill set, experience and education;

•	market conditions, as measured by (among other things) feedback from recruiters and the Company’s knowledge of peer company compensation policies;

•	geographical considerations, including the cost of living associated with the USA and Israel, where the Company’s offices are located;

•	advice from third party economic consulting and compensation firms;

•	the Company’s performance in areas for which the individual has responsibility; and

•	the Company’s overall performance in its mission.

Components of Compensation

In an effort to meet these objectives, our executive compensation program consists of the following components:

•

Base Salary. The Compensation Committee believes that base salary should provide executives with a predictable income sufficient to attract and retain strong talent in a competitive marketplace. We generally strive to set executive base salaries at levels that we believe enable us to hire and retain individuals in a competitive environment.

•	Equity Award. The Compensation Committee believes that long-term equity incentives, such as stock options, focus executives on increasing long-term shareholder value.

•	Discretionary Cash Bonus Award. The Compensation Committee has historically awarded cash bonuses on occasion to reward significant individual contributions or to act as an incentive.

•	General Benefits. We provide generally competitive benefits packages, such as medical, life and disability insurance, to our executives on the same terms as our other employees.

Our Process of Establishing Executive Compensation

The Compensation Committee typically reviews our executive officers’ compensation on an annual basis. Our CEO recommends to the Compensation Committee the goals, objectives and compensation for all executive officers, except himself, and responds to requests for information from the Compensation Committee. Except for these roles, Zion’s executive officers do not have a role in approving goals and objectives or in determining compensation of executive officers or non-employee directors. Our CEO has no role in approving his own compensation. The Compensation Committee periodically reviews the compensation of non-employee directors, primarily by reference to the compensation of non-employee directors at similarly situated companies.

Consistent with its charter, the Compensation Committee has utilized the services of an independent corporate consultant company to provide assistance with regard to reasonable compensation ranges and to suggest peer companies for review. For our Company, the most relevant comparison metric was market capitalization (“market cap”), and the Compensation Committee identified 16 companies beginning in early 2024 in the oil and gas exploration and production field and industries that had an average market cap of between $16 and $100 million to compare to Zion’s market cap during the first half in 2024 of $40 million, in which the Compensation Committee took into consideration the average Company market cap based upon the recommendations of the independent corporate consultant company of possible “Peer Group” companies.

Market capitalization was used as the most relevant comparison metric, since Zion was a development stage company with neither production nor revenue and had no additional operating metrics to use for comparison purposes.

Compensation Analysis

For purposes of the analysis, to make an assessment for our named executive officers, data on comparable companies (the “Peer Group”) was selected based on their size, industry segment, and stage of development. The group was selected from a list of all companies that are part of the oil and gas drilling and exploration industry. We used the Global Industry Classification Standard (“GICS”) to assess industry proximity with respect to the industry group and sub-industry. We identified similar companies within our sub-industry for possible peer relationships, and we compared company size with regards to market cap. The Peer Group was approved by the Compensation Committee as representative of the sector in which we operate. This criterion was effective in yielding an appropriate survey and benchmark group.

With respect to general compensation comparisons for 2024, the selected Peer Group constituted for second quarter of 2024 were the below 16 companies, based upon a re-evaluation by the Compensation Committee. The Committee re-evaluation was based upon an independent advisory firm, in which the Company set the market cap at $45 million. The Committee selected the final 16 Peer Companies on the bases of availability of compensation data. There are 12 continuing peer companies from 2023 and 4 new peer companies for the 2024 compensation year.

1.	Independence Contract Drilling, Inc.

2.	Fuel Tech, Inc.

3.	Gulf Island Fabrication, Inc.

4.	Perma-Pipe International Holdings, Inc.

5.	Vertex Energy, Inc.

6.	Greenlane Renewables Inc.

7.	Team, Inc.

8.	Broadwind, Inc.

9.	Profire Energy, Inc.

10.	ARQ, Inc.

11.	Orion Energy Systems, Inc.

12.	NCS Multistage Holdings, Inc.

13.	Flotek Industries

14.	Smart Sand, Inc.

15.	AMTECH Systems, Inc.

16.	CVD Equipment Corporation

Using the market capitalization range based upon the Company’s market capitalization within the appropriate peer connections in the GICS industry group, the Peer Group was determined. Then, compensation ranges of each specified executive position within the Peer Group were determined and compared with the actual and projected compensation numbers from the Company. Thus, compensation information on the Peer Group was collected and statistically analyzed relative to Zion’s market capitalization, and then the Compensation Committee reached conclusions with regard to the compensation range of Zion’s senior officer management team for 2024.

The analysis focuses on four key officer positions regarding the proposed compensation paid by Zion for all officers as a whole and for the individual positions as compared to the Peer Group. The four key officer positions were the Executive Board Chairman, the Chief Executive Officer, the Chief Financial Officer and the President.

Total compensation for executives generally consisted of the following five categories: (1) Cash salaries; (2) Cash bonuses; (3) Stock awards; (4) Stock options; and (5) Other. Although some of the total pay amounts may represent actual dollars paid to the CEO and other key officers, other amounts are estimates based on certain assumptions or they may represent dollar amounts recognized for financial statement reporting purposes in accordance with accounting rules, but do not represent actual dollars received (e.g., dollar values of stock awards).

With respect to a three-year performance and pay rankings for Zion and the peer companies, Zion was at the lower range of relative pay and performance rank compared to the Peer Group. Also, Table I illustrates over a three-, two-, and one-year period that the compensation of CEOs from the Peer Group was higher than the compensation for Zion’s CEO. Further, the absolute pay packages of the Peer Group were much greater than Zion’s pay package over each year. The below compensation amounts are based upon the 2024 proxy statements subsequently filed by the peer companies, which reported total compensation for 2023, 2022 and 2021.

Table 1: Total Annual CEO Compensation Averages

COMPANY	TOTAL PAY 2021		TOTAL PAY 2022		TOTAL PAY 2023
Zion Oil & Gas, Inc.*	267,422	(2022)	493,135	(2023)	493,135	(2024)
Independence Contract Drilling, Inc.	2,070,772		5,857,481		1,970,300
Fuel Tech, Inc.	403,009		603,144		913,486
Gulf Island Fabrication, Inc	2,478,786		2,069,041		1,852,632
Perma-Pipe International Holdings, Inc	1,239,249		1,5276,626		1,471,563
Greenlane Renewables, Inc.	722,248		745,926		1,036,449	CEO change
Flotek Industries Inc	513,029		596,823		1,575,345
Team, Inc.	4,515,828		1,620,952		3,606,768
Vertex Energy, Inc.	730,995		1,570,438		1,003,071
Broadwind, Inc.	765,688		779,715		1,216,040
Profire Energy, Inc.	571,252		889,212		1,261,195
Orion Energy Systems, Inc.			865,722	(2023)	989,362	(2024)
NCS Multistage Holdings, Inc.	1,318,360		2,924,362		465,732
Smart Sand, Inc.	1,758,7967		1,480,832		1,575,212
ARQ, Inc.	1,001,273		1,675,074		1,011,039
AMTECH Systems, Inc.			781,086		1,263,454
CVD Equipment Corporation			758,934		1,108,112

*

The CEO compensation above for Zion compares the last three years [2022, 2023 and 2024] with the available compensation numbers of the peer group from their 2024 proxy statements [2021, 2022 and 2023].

The Peer Group was large enough to make the comparison about Zion’s compensation relative to the Named Executive Officers’ (“NEO’s”) compensation packages of companies in the Peer Group. In addition, the percentage of total NEO’s compensation to Zion’s market capitalization is one of the variables of interest, which shows Zion’s compensation packages below the average of the Peer Group. The Company used an average of its daily closing market caps over the first half of 2024, along with average market caps of its peer group. In addition, the Zion Total NEO Compensation amount is based upon 2024; whereas the peer group is based upon available 2023 amounts from 2024 proxy statements

Table 2: Total NEO Compensation to Market Cap

Company	Total NEO Compensation		Market Cap (millions)	Percentage
Zion Oil & Gas, Inc.	1,788,288	(2024)	45	3.9
Independence Contract Drilling, Inc.	3,813,319		17	22
Fuel Tech, Inc.	1,930,548		31	6
Gulf Island Fabrication, Inc.	3,400,979		100	3.4
Perma-Pipe International Holdings, Inc.	3,066,237		66	4.6
Vertex Energy,Inc.	3,732,005		134	2.8
Flotek Industries Inc	5,581,999		109	5.1
Greenlane Renewables Inc.	2,115,525		18	11.7
Team, Inc.	7,950,402		30	26.5
Broadwind, Inc.	2,258,371		54	0.42
Profire Energy, Inc.	2,522,790		77	3.3
Orion Energy Systems, Inc.	2,662,265	(2024)	33	8
NCS Multistage Holdings, Inc.	2,605,113		42	6.2
Smart Sand, Inc.	3,249,580		89	3.6
ARQ, Inc.	5,767,196		200	2.9
AMTECH Systems, Inc.	2,066,997		71	2.9
CVD Equipment Corporation	1,992,504		152	1.3

As part of the total compensation review process, each company in the Peer Group along with the mix of compensation that comprises the total executive compensation package was compared to the company. The final process compared relative data for the total compensation and individual executive positions to similar data for Zion’s executives. Compensation paid to the executive officers in a company should be aligned with the company’s performance on both a short-term and long-term basis, while remaining competitive. Zion is competing for executive talent with that of its Peer Group.

Zion’s actual individual compensation levels and total compensation levels were below the average when compared with the Peer Group. In addition, using a statistical method of functional relationship with the total compensation amounts as a percentage of market capitalization adjusted by the total officer count, Zion’s Officer Compensation falls within the predicted range of the comparable companies in the Peer Group.

CEO Pay Ratio

We are providing the information about the relationship of the annual total compensation of our employees and consultants and the annual total compensation of our CEO.

Scope of All Employees and Independent Contractors

Pursuant to Item 402(u)(3), the term “employee” means an individual employed by the company or any of its consolidated subsidiaries, whether as a full-time, part-time, seasonal, or temporary worker, whether located in the U.S. or in a foreign country and without regard to whether they are salaried. Pursuant to Item 402(u)(3), individuals who provide services to the company or any of its consolidated subsidiaries as independent contractors or leased workers are considered “employees” for purposes of the pay ratio, if they are employed and their compensation is determined by the company and such is not determined by an unaffiliated third party.

Compensation Measure for Identifying the Medium Employee

We believe the executive compensation program must be consistent and internally equitable to motivate our employees to perform in ways that enhance the company and shareholder value. The Compensation Committee monitors the relationship between the pay of our executive officers and the pay of our non-executive employees. The Compensation Committee reviewed a comparison of our CEO’s annual total compensation in 2024 to that of all other Company employees for the same period. The calculation of annual total compensation of all employees was determined in the same manner as the “Total Compensation” shown for our CEO in the “Executive Compensation” table on page 18 of this Proxy Statement. Pay elements that were included in the annual total compensation for each employee are: (1) salary received in 2024; (2) bonuses; (3) option awards; and (4) all other compensation that includes auto related expenses, insurance related expenses, other personal benefits and Israel related social benefits. Our calculation includes all employees and consultants in both the United States and Israel as of December 31, 2024, in accordance with the requirements of Item 402(c)(2)(x) of Regulation S-K. We determined the compensation of our “median employee” by: (1) calculating the annual total compensation described above for each of our employees and consultants; (2) ranking the annual total compensation of all employees and consultants inclusive of the CEO from lowest to highest (a list of 35 employees and consultants), and (3) chose the employee or consultant ranked 19th as the “Median Employee”.

The Pay Ratio

As of December 31, 2024, Zion’s CEO, Mr. Dunn, had 2024 annual total compensation of $343,073 consisting of salary, option awards at fair value on the date of grant, other compensation paid directly to him, as well as various company paid benefits, as reflected in the Executive Compensation table included in this Proxy Statement and in accordance with the requirements of Item 402(c)(2)(x) of Regulation S-K. Our median employee’s annual total compensation for 2024 was $171,110, which is inclusive of company paid benefits and other benefits. We estimate that Mr. Dunn’s annual total compensation was approximately 2.00 times that of our median employee in 2024.

Our Compensation Program Decisions

Zion’s executive compensation programs are designed to:

•	attract and retain highly qualified, talented and experienced management personnel;

•	motivate and reward members of management whose knowledge, skills, performance, and business relationships are critical to our success; and

•

align the interests of Zion’s management and stockholders in the Company’s overall success in planning and working towards multi-well, long-term exploration and drilling programs in Israel towards its mission of discovering and producing commercial quantities of oil and gas in Israel.

In this sense, having a competitive and market-based compensation program, as compared with Zion’s peer companies is very important.

Base Salary

All of our NEOs are subject to individual employment agreements with fixed base salaries. Because Zion remains in the development stage, the Compensation Committee has determined to maintain the salaries of our named executives, including our CEO at rates that are below average as compared with our peer companies.

Equity Awards

Our equity-based incentive program for the entire company, including executive officers, currently consists of stock option grants. As is the case with base salary, option grants are typically governed by each officer’s employment agreement.

Nonetheless, the Compensation Committee will from time-to-time grant options outside of the executive’s personal employment agreement. In determining the number of options to be granted to executive officers, the Compensation Committee takes into account the market data discussed above, internal pay fairness, the individual’s position and scope of responsibility, the executive’s ability to affect profitability and stockholder value, the individual’s historic and recent job performance and the value of stock options in relation to other elements of total compensation.

During 2024 and in the future, the Compensation Committee believes it is appropriate to place a heavier emphasis on long-term equity incentives in our executive officer compensation, as opposed to cash compensation. The Compensation Committee’s intent is to more closely align our stockholders’ interest to create long-term value with that of our executive officers through equity incentives, and to preserve cash for our exploration programs.

Zero Percentage of Directors Receiving Shareholder Approval Rates Below 80%

With respect to the Shareholder Annual Meeting on June 5, 2024, none of the directors on the ballot received shareholder approval rates below the 80% level and the independent directors and all directors received approximately a 95% approval rate.

Consideration of Previous Shareholder Advisory Vote

In June 2023, our stockholders approved the compensation of our Named Executive Officers as described in our 2023 proxy statement, with approximately 88.6% of stockholder votes cast in favor of our 2023 “say-on-pay” resolution (excluding abstentions and broker non-votes). The Compensation Committee will consider these results as evidence of support for our compensation program and responsive to shareholder concerns as described in our 2023 proxy statement, and as grounds for maintaining a similar approach for 2024. During our 2020 stockholders’ meeting, the voting results of the frequency of future nonbinding advisory votes on the compensation of the Company’s Named Executive Officers were 70.5% for every 3 years, 6.2% for every 2 years and 23.2% for every year. Companies must conduct, at least once every six years, a separate shareholder vote on whether a say on pay vote should be held every one, two, or three years.

Hedging, Short Sales and Pledging Prohibitions

Our insider trading policy prohibits our Named Executive Officers and Directors from engaging in any speculative transactions involving our common shares including buying or selling puts or calls, pledging, short sales or purchases of securities on margin or otherwise hedging the risk of ownership of our stock. In exceptional circumstances, pledges for loan collateral (not margin debt) in good faith and arms-length transaction may be approved but would require the approval and authorization of both the CEO and the Chief Legal Officer or the Chief Compliance Officer as determined by them in their sole discretion.

Insider Trading Policies

The company has adopted insider trading policies and procedures applicable to directors, officers and employees. There are no Rule 10b5-1 trading plans in effect and there are no policies and practices regarding the timing of stock options and stock appreciation right (SAR) awards, other than stock option awards per officer employment agreements. While the company is not subjected to the insider trading policy, the company does not trade in its securities when it is in possession of material nonpublic information other than pursuant to previously adopted Rule 10b5-1 trading plans.

Conclusion

We believe that the compensation provided to our executive officers is reasonable and appropriate to facilitate the achievement of our long-term objectives. The compensation programs and policies that our Compensation Committee has designed incentivize our executive officers to perform at a level necessary to achieve our desired objectives. We believe that the various elements of compensation combine to align the best interests of our executive officers with our stockholders and our company in order to maximize stockholder value.

COMPENSATION COMMITTEE
REPORT ON EXECUTIVE COMPENSATION

The Compensation Committee has reviewed and discussed the Compensation Discussion and Analysis required by Item 402(b) of Regulation S-K with management and based on such review and discussions, the Compensation Committee recommended to the Board on March 17, 2025 that the Compensation Discussion and Analysis be included in this proxy statement.

The Compensation Committee
Sarah Caygill (Chair)
Javier Mazón
Kent Siegel

EXECUTIVE COMPENSATION

The following table sets forth the total compensation received for services rendered in all capacities to our Company for the last three fiscal years, which was awarded to, earned by, or paid to our Executive Chairman, Chief Executive Officer, Chief Financial Officer and President.

Name and Principal Position	Year	Salary	Bonus	Option Awards(1)	All Other Compensation(2)	Total
John M. Brown,	2022	231,000	30,000	146,280	108,162	515,442
Executive Chairman	2023	231,000	30,000	28,578	113,608	403,186
	2024	231,000	30,000	1,873	113,608	376,481
Robert W.A. Dunn	2022	287,500		146,280	14,385	448,165
Chief Executive Officer	2023	300,000		28,578	13,200	341,778
	2024	300,000		1,873	13,200	315,073
Michael B. Croswell Jr.	2022	240,000		153,330	8,951	402,281
Chief Financial Officer	2023	240,000		28,578	11,623	280,201
	2024	256,667		1,873	11,623	270,163
Avery, William	2022	250,000		150,980	21,420	422,400
President	2023	250,000		28,578	21,420	299,998
	2024	250,000		1,873	21,420	273,293

*

Robert W.A. Dunn, effective May 1, 2019, joined the Company and on June 13, 2019 assumed the position of Chief Operations Officer to assume exploration responsibilities and activities from Mr. Guinn. Mr. Avery assumed the position of President, effective April 12, 2019. On June 11, 2020, Mr. Dunn assumed the position of Chief Executive Officer while retaining the position of Chief Operations Officer. Mr. John Brown stepped down from the position of Chief Executive Officer and remained in the position of Executive Chairman.

(1)

In accordance with SEC rules, the amounts in this column reflect the fair value on the grant date of the option awards granted to the Named Executive, calculated in accordance with FASB ASC Topic 718. Stock options were valued using the Black-Scholes model. The grant-date fair value does not necessarily reflect the value of shares which may be received in the future with respect to these awards. The grant-date fair value of the stock options in this column is a non-cash expense for Zion that reflects the fair value of the stock options on the grant date and therefore does not affect our cash balance. The fair value of the stock options will likely vary from the actual value the holder receives because the actual value depends on the number of options exercised and the market price of our Common Stock on the date of exercise. For a discussion of the assumptions made in the valuation of the stock options, see Note 6 to our financial statements included in our Annual Report on Form 10-K for the year ended December 31, 2024. To see the value actually received by the Named Executive Officers in fiscal 2024, see the “Option Exercises and Stock Vested” in fiscal 2024 Table below.

(2)	For 2024, represents the compensation as described under the caption “All Other Compensation”, below.

All Other Compensation

“All Other Compensation” includes various perquisites and other benefits, including, but not limited to, coverage for medical, dental, vision, disability and life insurance and vehicle allowances.

Grant of Plan Based Awards in 2024

The table below sets forth information regarding grants of plan-based awards made to our Named Executive Officers during 2024. All grants were approved by the Compensation Committee.

Name	Approval Date	Grant Date	Option Awards: Number of Securities Underlying Options (#)	Exercise or Base Price of Option Awards ($/Share)	Grant Date Fair Value of Option Awards ($)
Robert W.A. Dunn	1/4/2024	1/4/24	25,000	$0.0749	$1,872

					$1,872

William H. Avery	1/4/2024	1/4/24	25,000	$0.0749	$1,872

					$1,872

John M. Brown	1/4/2024	1/4/24	25,000	$0.0749	$1,872

					$1,872

Michael B. Croswell Jr	1/4/2024	1/4/24	25,000	$0.0749	$1,872

					$1,872

Represents grants of stock options under our 2021 Omnibus Incentive Plan. Options represent the right to purchase shares of common stock at the price per share indicated in the table. Options fully vest one year from the Grant Date and expire 10 years from the Grant Date.

Outstanding Equity Awards at Fiscal Year End — December 2024

The following table sets forth certain information with respect to restricted stock and stock options held by our Named Executive Officers as of December 31, 2024.

Name	Number of Securities Underlying Unexercised Options (#) Exercisable	Number of Securities Underlying Unexercised Options (#) Unexercisable	Equity Incentive Plan Awards: Number of Securities Underlying Unexercised Unearned Options (#)	Option Exercise Price ($)	Option Expiration Date
John M. Brown	75,000			$.915	1/4/2031
	200,000			$.59	5/21/2031
	300,000			$.2472	9/1/2031
	25,000			$.15	1/4/9/23/2032
	200,000			$.1529	1/5/2032
	400,000			$.1451	4/15/2032
	300,000			$.1797	9/23/2032
	400,000			$.0676	9/22/2034
	25,000			$.0749	1/4/2034
	25,000			$.1046	1/3/2035
William H. Avery	75,000			$.915	1/4/2031
	200,000			$.59	5/21/2031
	95,000			$.3912	7/9/2031
	25,000			$.15	1/4/2032
	200,000			$.1529	1/5/2032
	400,000			$.1451	4/15/2032
	20,000			$.2350	8/12/2032
	300,000			$.1797	9/23/2032
	400,000			$.0676	9/23/2034
	25,000			$.0749	1/4/2034
	25,000			$.1046	1/3/2035

Robert W.A. Dunn	75,000			$.915	1/4/2031
	200,000			$.59	5/21/2031
	100,000			$.3912	7/9/2031
	25,000			$.15	1/4/2032
	200,000			$.1529	1/5/2032
	400,000			$.1451	4/15/2032
	300,000			$.1797	9/23/2032
	400,000			$.0676	9/22/2033
	25,000			$.1046	1/3/2035
Michael B. Croswell Jr.	10,000			$.01	1/6/2030
	75,000			$.915	1/4/2031
	200,000			$.59	5/21/2013
	100,000			$.3912	7/9/2013
	40,000			$.2472	9/1/2031
	25,000			$.15	1/4/2032
	200,000			$.1529.	1/5/2032
	400,000			$.1451	4/15/2032
	30,000			$.2350	8/12/2032
	300,000			$.1797	9/23/2032
	400,000			$.0676	9/23/2033
	25,000			$.0749	1/4/2034
	25,000			$.1046	1/3/2035

Option Exercises and Stock Vested in Fiscal 2024

The following table provides information about options exercised by the Named Executive Officers during the fiscal year ended December 31, 2024:

	Option Awards
Name	Number of Shares Acquired on Exercise (#)	Value Realized on Exercise(1) ($)
Robert W. A. Dunn	25,000	-

(1)

Represents the amounts added to taxable income based on the difference between the market price of our stock on the date of exercise and the granted exercise price. For Mr. Dunn, the exercise price of the options was greater than the market price of our stock on the date of exercise. Therefore, no income was added for Mr. Dunn.

Employment Agreements as of December 31, 2024

John M. Brown.    Mr. Brown has continuously served as Chairman of the Board since the Company’s establishment in April of 2000 but was appointed Executive Chairman in January 2010. On January 1, 2014, the Company and Mr. Brown, the Chairman of the Company’s board of directors, entered into an Employment Agreement (the “Chairman Agreement”) covering Mr. Brown’s service as the Executive Chairman of the Company’s Board of Directors, which has been amended by a First Amendment dated March 31, 2014 and a Second Amendment dated December 19, 2016. On April 12, 2019, Mr. Brown was elected by the Board to serve as the CEO upon Mr. Guinn’s resignation with no change to his Chairman Agreement.

The Chairman Agreement had an initial term that extended through December 31, 2016 and then automatically renewed for successive two-year terms unless either party shall advise the other 90 days before expiration of the initial or renewed term of its intention to not renew the agreement beyond its then scheduled expiration date. Under the agreement, Mr. Brown is paid an annual salary of $249,000, payable monthly. Mr. Brown will receive an annual bonus of $30,000 and 25,000 stock options. Mr. Brown can terminate the Chairman Agreement and the relationship thereunder at any time upon 60 business days’ notice. If the Company were not to renew the term of the agreement or were to terminate the agreement during any renewal term, for any reason other than “Just Cause” (as defined the Agreement), then the Company is to pay to Mr. Brown an amount equal to the base salary, then payable to him for a period of twelve months as if the Agreement had not been so terminated or had been renewed. Mr. Brown may also terminate the agreement for “Good Reason” (as defined in the Agreement), whereupon he will be entitled to the same benefits as if the Company had terminated the agreement for any reason other than Just Cause. The Chairman Agreement provides for customary protections of the Company’s confidential information and intellectual property.

Michael B. Croswell Jr.    Mr. Croswell was appointed by the Board as Chief Financial Officer on August 15, 2016. Mr. Croswell entered into an employment agreement for an initial term until December 31, 2017 and automatically renewed for successive one-year terms unless the Company or Employee indicates in writing, more than 30 days prior to the termination of this initial term or any renewal term that it does not intend to renew this agreement. Under the agreement, Mr. Croswell is to be paid an annual salary of $150,000, subject to annual review and adjustments. On January 9, 2018, the Compensation Committee approved the recommendation from the CEO and the Chairman and Vice Chairman of the Board to increase the annual salary to $175,000 beginning January 1, 2018. On April 15, 2019, the CEO, Executive Vice President and Chairman of the Board approved an increase in annual salary to $200,000 effective April 1, 2019. On May 15, 2020, the President, Executive Chairman and the Board approved an increase in annual salary to $220,000, effective May 1, 2020. On November 18, 2021, the President, CEO and Executive Chairman approved an increase in annual salary to $240,000, effective January 1, 2022. On May 4, 2024, the CEO and Executive Chairman approved an increase in annual salary to $265,000, effective May 1, 2024. On April 1, 2025, the CEO and Executive Chairman approved an increase in annual salary to $275,000, effective April 1, 2025.

The Company shall also grant to Employee fully vested options to purchase 25,000 shares of common stock at a per share exercise price of fair market value commencing January 5, 2017 and continuing on the 5th day of January of each successive renewal term.

If the Company were to terminate the agreement during a renewal term for any reason other than “Just Cause” (as defined in the employment agreement), then Mr. Croswell is entitled to 12 month’s salary, as well as all benefits earned and accrued through such date. The employment agreement provides for customary protections of the Company’s confidential information and intellectual property.

Robert W.A. Dunn.    Mr. Robert Dunn was appointed on June 13, 2019 as Chief Operations Officer. Mr. Dunn joined the Company as Director of Operations, effective May 1, 2019, and pursuant to an Employment Agreement with a salary of $200,000 and the award of 100,000 stock options, vesting 50,000 on September 1, 2019 and 50,000 vesting on January 1, 2020. On June 11, 2020, Mr. Dunn was promoted to the position of Chief Executive Officer by a unanimous vote of the Board, while retaining the position of Chief Operating Officer, and was elected to the Board.

In connection with his promotion to Chief Executive Officer, Mr. Dunn received an annual salary of $250,000, as well as other employee benefits, pursuant to his Employment Agreement effective May 1, 2019 and amended June 11, 2020. On April 1, 2022, the Board of Director as recommended by the Compensation Committee with respect to his Employment Agreement increased his salary to $300,000.

William H. Avery.    Mr. Avery was appointed on July 1, 2019 to the permanent position of President, following Mr. Avery’s position as interim President since the April 12, 2019 resignation of Mr. Dustin Guinn as CEO, COO and President. Dated July 1, 2019, his Employment Agreement provides a salary at the annual rate of U.S. $250,000 as well as other employee benefits and grants fully vested stock options for 100,000 shares of common stock. The Employment Agreement replaces a prior consulting agreement with Mr. Avery, who currently owns 825,000 shares of Company stock and 1,340,000 outstanding stock options. In connection with his promotion to President, Mr. Avery will continue to serve as General Counsel.

Potential Payments upon Change of Control or Termination following a Change of Control

Our employment agreements with our Named Executive Officers provide incremental compensation in the event of termination, as described herein. Generally, we currently do not provide any severance specifically upon a change in control nor do we provide for accelerated vesting upon change in control. Termination of employment also impacts outstanding stock options.

Due to the factors that may affect the amount of any benefits provided upon the events described below, any actual amounts paid or payable may be different than those shown in this table. Factors that could affect these amounts include the basis for the termination, the date the termination event occurs, the base salary of an executive on the date of termination of employment and the price of our Common Stock when the termination event occurs.

The following table sets forth the compensation that would have been received by each of the Company’s Named Executive Officers had they been terminated as of December 31, 2024.

Name	Salary Continuation(1)	Bonus	Accrued Vacation Pay	Total Value
John M. Brown	231,000	—	—	231,000
William H. Avery	250,000	—	—	250,000
Michael B. Croswell	265,000	—	—	265,000
Robert Dunn	300,000	—		300,000

____________

(1)	Represents 12 months of 2024 base salary.

DIRECTOR COMPENSATION

Our non-employee director compensation program in 2024 consisted of two principal elements: (1) board fees ($1,500 per month) and, if applicable, committee chairperson fees ($1,000 per month) and (2) grants of stock options. Pursuant to the monthly board fees described above, non-employee directors received an annual payment of $18,000 in 2024 and each chairperson or co-chairperson of a committee received an additional $12,000 in annual payments. We also reimburse directors for travel, lodging and related expenses they incur in attending Board and committee meetings.

The following table summarizes compensation paid to our non-management directors during the fiscal year ended December 31, 2024.(1)

Name	Fees Earned or Paid in Cash	Stock Awards	Option Awards(1)	All Other Compensation	Total
Pandji Poluan Putra	18,000				18,000
Paul Oroian	42,000				42,000
Brad Dacus	30,000				30,000
Javier Mazon	18,000				18,000
Sarah Caygill	30,000				30,000
Virginia Prodan	18,000				18,000
Gene Scammahorn	30,000				30,000
Kent S. Siegel	42,000			1,909	43,909
John Seery	9,387				9,387

(1)

In accordance with SEC rules, the amounts in this column reflect the fair value on the grant date of option awards granted during the indicated year, calculated in accordance with FASB ASC Topic 718. Stock options were valued using the Black-Scholes model. The grant-date fair value does not necessarily reflect the value of shares actually received or which may be received in the future with respect to these awards. The grant-date fair value of the stock options in this column is a non-cash expense to Zion that reflects the fair value of the stock options on the grant date and therefore does not affect our cash balances. The fair value of the stock options will likely vary from the actual value the holder receives because the actual value depends on the number of options exercised and the market price of our Common Stock on the date of exercise. For a discussion of the assumptions made in the valuation of the stock options, see Note 6 to the Company’s financial statements included in its Annual Report on Form 10-K for the year ended December 31, 2024.

INFORMATION RELATING TO AN EXECUTIVE OFFICER WHO IS NOT A DIRECTOR NOMINEE

All executive officers of the Company are members of the Board of Directors, except Michael B. Croswell and William H. Avery.

Michael B. Croswell Jr., age 54, CPA, has been serving as Corporate Controller for the Company since April 2011. In February 2013, Michael was promoted to Vice President of Administration and in August 2016, Mr. Croswell was promoted to Chief Financial Officer. Mr. Croswell is a corporate accounting and management professional with a diverse range of industry experience. Mr. Croswell is a Certified Public Accountant since 1997 and earned his Bachelor of Business Administration degree in accounting from Stephen F. Austin State University in 1994 and earned a Master of Business Administration degree from the University of Dallas in 2013. From November 2006 to April 2011, he worked as Assistant Controller at Monitronics International, an alarm monitoring company and subsidiary of Ascent Media Corporation where he developed the monthly close schedule, implemented cross training and was recognized as a top manager. From October 2001 to February 2005, Mr. Croswell worked as an accounting manager and Controller at Genpass Technologies, an ATM transaction processing company and a subsidiary of U.S. Bancorp. From 1998 to 2001, he worked as an accounting manager at Monarch Dental Corporation where he was responsible for the Dallas, Houston, San Antonio, West Texas, and New Mexico markets, which encompassed more than 60 dental offices. From 1994 to 1998, he worked at Maxus Energy Corporation (later acquired by YPF in Argentina, which was later acquired by Repsol in Spain) as a joint interest accountant and later joined the international accounting group where he worked with the books and records for the Venezuela and Ecuador operations.

William H. Avery, age 77, from 2001 to 2003, Mr. Avery worked on a broad variety of administrative, financial and legal matters for the Company. He served as Vice President of Finance and Treasurer commencing 2003 until 2007. He worked full time as Executive Vice President and Treasurer and as a director commencing in 2007 with responsibility for administration, finance and legal until 2010. From December 2012 to current, he has been retained as General Counsel on a part time basis under an independent consulting contract. Effective April 12, 2019, Mr. Avery assumed the position of President and is under an employment contract. Mr. Avery has a BBA in Finance and Economics from Southern Methodist University and a Juris Doctorate from Duke University.

Employment Agreements for 2024

We have entered into employment agreements with Messrs. Brown, Avery, Dunn and Croswell. See “Executive Compensation — Employment Agreements” for additional information.

Policy for Approval of Related Party Transactions

Our Audit Committee Charter provides that our Audit Committee shall review for potential conflict of interest situations on an ongoing basis and shall approve all “related party transactions” required to be disclosed under SEC regulations or otherwise subject to approval by an independent body of our Board under the requirements of the NASDAQ and the OTC Market. Except as set forth above, we do not have a written approval policy for transactions between the Company and our executive officers and directors, but these transactions are subject to the limitations on conflicts of interest and related-party transactions found in our Code of Business Conduct and Ethics (the “Code”). Under the Code, executive officers and directors endeavor to avoid any actual, potential or apparent conflict of interest between their personal and professional relationships. Any proposed related transactions, however, may be approved in accordance with both applicable law and applicable NASDAQ rules and OTC Market rules. Although we began trading on OTC Market on September 2, 2020, we continue to be an SEC Reporting Company and maintain a certain level of Board and Committee independence as require by the OTC Market Rules for U.S. Companies and in addition to maintain the independence requirement standards of NASDAQ.

EQUITY COMPENSATION PLAN INFORMATION

The following table sets forth certain information with respect to securities authorized for issuance under equity compensation plans as of December 31, 2024.

Plan Category	Number of securities to be issued upon exercise of outstanding options, warrants and rights (a)	Weighted- average exercise price of outstanding options, warrants and rights (b)	Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (a)) (c)
Equity compensation plans approved by security holders:
Stock Options	62,222,284	$.38	25,602,500
Equity compensation plans not approved by security holders:	—	—	—
TOTAL	62,222,284	$.38	25,602,500

Long-Term Incentive Plan

At our 2002 Annual Meeting of Stockholders, the stockholders approved the establishment of a long-term key employee and consultant incentive plan, which may be structured as an employees’ royalty pool, to be funded by the equivalent of a 1.5% overriding royalty interest. The Company may, but has not yet, established a long-term management incentive plan for key employees and consultants whereby a 1.5% overriding royalty or equivalent interest in the all current and future oil and gas exploration and development rights would be assigned to key employees and consultants. As this plan has not been established as of December 31, 2024, the Company did not have any outstanding obligation in respect of the plan.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), requires officers and directors of the Company and persons who beneficially own more than 10% of the Common Stock outstanding to file initial statements of beneficial ownership of Common Stock (Form 3) and statements of changes in beneficial ownership of Common Stock (Forms 4 or 5) with the SEC. Officers, directors and such greater than 10% stockholders are required by SEC regulation to furnish the Company with copies of all such forms they file.

Based upon a review of the filings furnished to the Company pursuant to Rule 16a-3(e) promulgated under the Exchange Act and on representations from its executive officers and directors and persons who beneficially own more than 10% of the Common Stock, all filing requirements of Section 16 (a) of the Exchange Act, were complied with in a timely manner during the fiscal year ended December 31, 2024.

PROPOSAL NO. 1

ELECTION OF DIRECTORS

On December 31, 2024, our Board consisted of 13 directors. Our Amended and Restated Certificate of Incorporation classifies the Board into three classes, each having a staggered term expiring at successive annual meetings. Three Class II directors are to be elected at the Annual Meeting to serve a three-year term expiring at the 2028 Annual Meeting of Stockholder (and until their successors shall be elected and shall qualify). The term of our Class I directors, Kent Siegel, Sarah Caygill, Javier Mazon, Jeffrey Moskowitz and John Brown, shall expire at the 2027 Annual Meeting of Stockholders. The term of our Class III directors, Paul Oroian, Virginia Prodan, Pandji Putra and Robert Dunn shall expire at the 2026 Annual Meeting of Stockholders.

The Board has nominated the persons named in the table below for election as Class I directors. The Nominating and Corporate Governance Committee, along with the entire Board, desire to increase the independence of the Board as elections arise each year in the selection process for re-election of independent and non-independent Board members.

Unless otherwise specified in the accompanying proxy, the shares voted pursuant to it will be voted for the persons named below as nominees for election as Class II directors. If, for any reason, at the time of the election, any of the nominees should be unable or unwilling to accept election, such proxy will be voted for the election, in such nominee’s place, of a substitute nominee recommended by the Board to the extent that such substitute nominee exists. However, the Board has no reason to believe that any nominee will be unable or unwilling to serve as a director.

The three nominees receiving the highest number of affirmative votes of shares present or represented by proxy and entitled to vote for them shall be elected as directors.

Name of Nominee	Principal Occupation	Age	Year Became a Director
Brad Dacus		61	2019
Martin Van Brauman		77	2014
Lee Russell		77	2024

The following describes at least the last five years of business experience of the directors standing for re-election and election. The descriptions include any other directorships at public companies held during the past five years by these directors. No family relationship exists between any director and executive officer of the Company.

Mr. Brad Dacus, age 61, was appointed to the Board effective December 1, 2019. Mr. Dacus is the president and founder of the Pacific Justice Institute (“PJI”). Mr. Dacus founded the Pacific Justice Institute in 1997 and has served as President of this nonprofit organization for more than 22 years. PJI has five offices in California as well as satellite offices in Oregon, Washington state, Nevada, and Colorado. PJI has a network with hundreds of volunteer affiliate attorneys and handles more religious liberty and parental rights cases on the West Coast than any other organization of its kind. Mr. Dacus is licensed to practice law in both Texas and California. Mr. Dacus can be heard weekly on The Dacus Report on more than 170 radio stations across the country. He has testified before the United States House of Representatives in Washington, D.C. and has testified numerous times before the California State Legislature on legislation affecting religious freedom and parental rights. He was presented an honorary Doctorate of Religious Freedom and Family Rights degree from California Baptist University in recognition of his commitment to faith and justice and of his work protecting parental rights and religious freedom through PJI. Mr. Dacus received his Bachelors in Business Administration and Finance at Texas A&M University in 1986. He then spent a year working for Electronic Data Systems as a part of the accounting financial management development program. After that, he worked as a Legislative Assistant to United States Senator Phil Graham in Washington DC. Later, he attended Law School at the University of Texas in Austin where he received his Juris Doctorate degree in 1991. He spent a year working for the Pacific Legal Foundation as a part of their fellowship program. Then, in 1992, he opened the Western Regional Development Office for the Rutherford Institute, a nonprofit legal organization defending religious freedom. For five years, he developed a network of attorneys in 14 western states and coordinated litigation in this region before his founding of PJI. The Board believes that Mr. Dacus’ extensive experience in media and public relations is invaluable in providing the Board with important perspectives in these areas.

Martin M. van Brauman, age 77, was appointed to the Board effective April 1, 2014 and since January 1, 2012 has been the Corporate Secretary and Treasurer and since June 1, 2013 has been a Senior Vice President and since September 15, 2020 an Executive Vice President. From July 1, 2007 to January 31, 2009, he served as the Chief Financial Officer, Corporate Secretary, Senior Vice President and Board director. Between February 1, 2009 and July 1, 2009, he served as the Chief Legal Officer. He is Board Certified in Tax Law by the Texas Board of Legal Specialization and has been in private legal practice in Dallas specializing in international and corporate tax and business corporate law. Previously, he spent 12 years as a Senior Attorney (International Specialist and Petroleum Industry Specialist) with the Office of Chief Counsel, IRS, followed by three years as a tax consultant with Deloitte & Touche and Grant Thornton. He has published on subjects related to taxation of international oil and gas ventures. Mr. van Brauman holds a B.E. degree from Vanderbilt University, a Doctor of Jurisprudence degree from St. Mary’s University and an M.B.A. (Beta Gamma Sigma) and LL.M. (Tax Law) from Southern Methodist University. He is a member of the Society of Legal Scholars of the Texas Bar College. He has been an Adjunct Professor at Southern Methodist University, School of Law, L.L.M. Tax Program and at the University of Texas at Dallas, Masters of Accounting Program. He is president and co-founder of Jews and Christians United for Israel, Inc., a 501(c)(3) nonprofit. He is the managing director of The Abraham Foundation, a Swiss International foundation, and the Bnei Joseph Foundation, an Israeli nonprofit amuta. He is the managing director of The Abraham Foundation, a Swiss International foundation, and the Bnei Joseph Foundation, an Israeli nonprofit amuta. He is on the Advisory Board of the Jewish Studies Program, University of North Texas and on the Advisory Board of the Museum of Biblical Art/National Center for Jewish Art in Dallas. He is a Club member of the American Israel Public Affairs Committee (“AIPAC”). He is a member of the Bnai Zion Foundation. He is a Board member of the Texas Map Society. Publication: Jews and Christians, Fellow Travelers to the End of Days, (2nd ed. 2020). The Board believes that Mr. van Brauman’s extensive experience in corporate law, corporate governance laws, and federal, state and international tax laws was instrumental in his appointment to the Board and provides the Board with important perspectives in these areas.

Dr. Lee R. Russell , age 77, was appointed to fill a vacancy on the Board on October 1, 2024 and has been an independent Geoscience Consultant with the Company since August of 2012. He has over 41 years of industry experience in research and exploration positions with Shell Oil Co., Arco, and Sun Oil, as well as in his own exploration pursuits and consultancy. Projects have ranged from domestic exploration in the Gulf of Mexico, Rocky Mountains, and Alaska, to international projects in East and West Africa, North Sea, Norway, Onshore China, New Zealand, Papua New Guinea, and Newfoundland. He is a published author of many scientific articles and served as a Panel Chair and Co-Author of a National Research Council study on “Solid Earth Sciences and Society.” He received his BA in Geology from Ohio Wesleyan University in 1970, and MSc and PhD degrees in Geology and Geophysics from Texas Tech University in 1972 and 1977. He is a member of the American Association of Petroleum Geologists, serving two terms as Associate Editor, and is a Fellow of the Geological Society of America.

There are no family relationships between any of the above directors.

Information Relating to Continuing Directors who are not Standing for Election or Re-election this Year

Kent S. Siegel, age 68, was appointed a director in December 2012 and assumed his office as of January 1, 2013. Mr. Siegel previously served as a director on the Company’s Board from November 2003 through March 31, 2011 and as the Company’s Chief Financial Officer from July 9, 2010 through March 31, 2011, the date of his resignation. Mr. Siegel has served as president and chief operating officer of Kent S. Siegel, P.C. since 1984. Kent S. Siegel, P.C. is a firm of certified public accountants and attorneys at law based in West Bloomfield, Michigan, at which Mr. Siegel practices as a tax and bankruptcy attorney and CPA. Mr. Siegel holds a Bachelor of Business Administration from Michigan State University School of Business, a Juris Doctor from Wayne State University School of Law and a Bachelor of Science in Electrical Engineering from Lawrence Technological University School of Engineering. The Board believes that Mr. Siegel’s extensive experience as a certified public accountant and in tax law provides our Board with a critical accounting and tax law perspective. Mr. Siegel is a valuable member of the Audit Committee of our Board and serves on the Compensation Committee.

Sarah Caygill, age 63, was elected to the Board in June 9, 2021 and is an experienced financial analyst, portfolio manager, asset allocator and independent board director. She began her career in London at Chase Manhattan in 1984 and subsequently worked as an equity analyst at BZW and Schroders in London covering French equities. In 1990, she joined Sweden’s Trygg Hansa SPP, a major Scandinavian banking and insurance firm, as a portfolio manager, with responsibility for French, Spanish and Italian equities. In 1993, following the Swedish financial crisis, she moved to JP Morgan’s Private Bank in Geneva to manage advisory portfolios covering Europe and Emerging Markets. She then ran both institutional and private portfolios as a Vice President of Canadian Imperial Bank of Commerce, also in Geneva, with responsibility for European Consumer and Services sectors. In 2000, Sarah launched White Mountain, a European equity long/short hedge fund and she later joined the main investors in the fund, Canadian-based Arrow Hedge Partners. She established Arrow’s European operations, including manager due diligence and selection for its global fund of funds, also serving on Arrow’s investment committee. Over her career as a fund manager and advisor, the funds and mandates Sarah managed and advised outperformed their benchmarks and peer groups. Since 2011, Sarah has served as an independent director for alternative funds and absolute return funds, management companies, foundations and corporations across a range of jurisdictions including Cayman Islands, Luxembourg, Switzerland and Ireland. She is a member of AIMA (The Alternative Investment Management Association) and 100 Women in Finance. She is also a panel director of IPAF Group (Industry Professionals serving as non-executive directors to Alternative Funds). Sarah holds a Masters’ Degree in Modern Languages and Philosophy from Oxford University. She has both British and Swiss citizenships and resides in Geneva, Switzerland. The Board believes that Ms. Caygill’s extensive experience in finance is invaluable in providing the Board with important perspectives in this area.

Javier A. Mazón, age 81, was appointed a director on April 1, 2022 as a Class I director to serve on the Compensation Committee. Mr. Javier Mazón is the founder, president, and managing director of Group Lamerica, L.L.C. Over a fifty year career as an international business executive, he has vast experience encompassing a broad range of operating, C-suite, board of directors and external affairs, involving both international and U.S. domestic operations and management responsibilities. Mr. Mazón’s background includes successful, international executive positions with Texas Instruments, Oki Electric and other U.S. and South American companies. His company, Group Lamerica, is a leading provider of professional consultative and business operations services for clients seeking to strategically expand their businesses into Latin America and/or North America. He specializes in international expansion strategy, forming new businesses, market entry initiatives, developing public/private sector relationships and establishing in-country operations. His education is as follows: B.S., Bachelor of Business Administration, Production Management, University of Arizona, Eller College of Management (1968 – 72), University of Alaska, College (1961 – 62). He is presently on the following committees and boards: US Department of Commerce North Texas District Export Council — Executive Committee; University of Texas, Dallas — International Executive Committee; Irving Texas Chamber of Commerce — International Sister Cities Advisory Board; and former Richardson Texas Chamber of Commerce — International Business Resource Center/Executive Committee & Advisory Board. The Board believes that Mr. Mazón’s extensive experience in international business operations and finance is invaluable in providing the Board with important perspectives in this area.

Jeffrey Moskowitz, age 66, is Vice-President of Zion and has also served as Zion’s Israel Branch managing director since May 2017. Effective January 1, 2024, the Nominating and Corporate Governance Committee nominated Mr. Moskowitz and the Board approved him to fill the vacancy of Dr. Agnon, who was called up by the Israeli military to provide assistance in the war effort against Gaza. From 2008 to May 2017, Mr. Moskowitz, an attorney with Aboudi & Brounstein, provided legal services to Zion regarding various aspects of operations in Israel. As an attorney, Mr. Moskowitz has extensive experience in the oil and gas exploration industry in Israel. Mr. Moskowitz has been a certified attorney in the State of Israel since 1982 and has earned his Bachelor of Law degree from the Faculty of Law Bar Ilan University, Israel. The Board believes that Mr. Moskowitz’s extensive experience in Israel dealing with government officials is invaluable in providing the Board with important perspectives in these areas.

John M. Brown, age 84, is the founder of Zion Oil & Gas and has been a director and Chairman of the Board of Directors of Zion since its organization in April 2000 and, effective April 12, 2019, again serves as the Chief Executive Officer. Mr. Brown was appointed Executive Chairman in January 2010. Mr. Brown was appointed as Interim Chief Executive Officer on October 18, 2012 and on January 1, 2014, Mr. Brown was appointed as the Chief Executive Officer and to continue as the Executive Chairman. Previously, he served as our Chief Executive Officer from April 2000 to September 2004 and as President from April 2000 to October 2001. Mr. Brown has extensive management, marketing and sales experience, having held senior management positions in two Fortune 100 companies — GTE Valeron, a subsidiary of GTE Corporation and a manufacturer of cutting tools, where he was employed from 1966 – 86 and served as the corporate director of purchasing, and Magnetek, Inc., a manufacturer of digital power supplies, systems and controls, where he was corporate director of procurement during 1988 – 89. Mr. Brown was a director and principal stockholder in M&B Concrete Construction, Inc. from 1996 to 2003. Mr. Brown had been actively pursuing a license for oil and gas exploration in Israel for 35 years. His efforts led to our obtaining, in May 2000, the Ma’anit License, the precursor to the Joseph License. Mr. Brown holds a BBA degree from Fullerton College. He was awarded a degree in Doctor of Biblical Studies in 2013 from Emmanuel Baptist University. The board believes that Mr. Brown’s senior management experience in two Fortune 100 companies as well as his extensive experience in the oil and gas sector in the State of Israel provide with him with the insight and vision needed to serve as Chairman of our Board of Directors.

Paul Oroian, age 70, was appointed a director in November 2003. He has served as president and managing partner of Oroian, Guest and Little, P.C., a certified public accounting and consulting firm based in San Antonio, Texas, since its founding in 1983. From 1980 – 1983, Mr. Oroian was a tax senior in the San Antonio offices of Arthur Young and Company. Mr. Oroian holds a Bachelor of Science degree in Business Administration from Bryant College. He has served as a board member of Technology Oversight Committee and the IRS Regional Liaison Committee of the Texas Society of Certified Public Accountants and was vice president and a director of the San Antonio CPA Society between 1992 and 1998. The Board believes that Mr. Oroian’s extensive experience as a certified public accountant was instrumental in his appointment to the Audit Committee of our Board and provides our Board with a critical accounting perspective. Mr. Oroian also serves as the Board’s Lead Independent Director.

Virginia Prodan, age 60, was appointed to the Board on July 1, 2018 and serves on the Nominating and Corporate Governance Committee. Ms. Prodan is an international human rights attorney and an Allied Attorney with the Alliance Defending Freedom. She is CEO and founder of Virginia Prodan Ministries. Her book, My Assassin, tells about her struggle for human and religious rights in Romania during the Communist regime. Ms. Prodan earned a Juris Doctor Degree at the Bucharest Law School, Romania, and was licensed in 1977. She was exiled from Ceausescu’s Romania in 1988 for defending human rights cases, which concerned Ceausescu’s persecution of Christians in Communist Romania. She earned a Master of Laws, LL.M. International, in 1995 and earned a Juris Doctor in 1997 from Southern Methodist University. She is licensed in Texas and Colorado and in the United States District Court for the Northern District of Texas. She was an intern for the Institute for Justice in Washington, D.C. and was an intern for U.S. Judge Sidney Fitzwater of the Northern District of Texas. She is on the Adjunct Faculty at El Centro College Paralegal Program. She has been featured on over 45,000 national and international television programs, live shows, radio programs and magazines. Ms. Prodan is a board member of the President’s Council of National Religious Broadcasters (NRB), a member of the Abraham Foundation and an advisory board member for the International Christians Jerusalem Ministry (ICEJ). Ms. Prodan is on the advisory board of Stand with Persecuted Churches, the 21st Century Wilberforce Ministry and 4word women.org and on the board of directors of the State Republican Executive Committee — Senate District 16. Texas Governor Greg Abbott appointed her to the Texas Holocaust and Genocide Commission in 2018. She was also elected to the State Republican Executive Committee (SREC) for her district, was appointed by Texas Governor Gregg Abbott to serve on the Holocaust Commission Committee, and for other political positions. Virginia Prodan also serves as an ambassadors for National Religious Broadcasters (NRB) on the President Council to advance the interests of Christian broadcasters, address threats to free speech, defend the rights of religious nonprofits, and advocate for First Amendment freedoms through the work of NRB’s Office of Public Policy. The Board believes that Ms. Prodan’s extensive experience in human and labor rights laws and social governance concerns was instrumental in her appointment to the Board and provides the Board with important perspectives in these areas.

Pandji Christiaan Poluan Putra, age 53, has been nominated by the Nominating and Corporate Governance Committee and approved by the Board as the nominee elect for the 2023 Proxy Statement. Mr. Putra has over 24 years of experience in new ventures, exploration and development geology throughout Asia, Australia, New Zealand and Africa. He worked for various multinational oil and gas companies, such as Caltex, CNOOC and Talisman and currently he is a senior geologist with Husky Energy International Corporation in Jakarta, Indonesia, since 2012. With his skills in stratigraphy, petrophysics and basin analysis, he has performed extensive projects on petroleum systems evaluation in the above-mentioned regions. He has skills in exploration economics, risk analysis and prospect evaluation. He graduated from the Department of Geology, Faculty of Minerals Technology, Trisakti University, Jakarta, Indonesia in 1996. He is a member of the Indonesian Petroleum Association — Professional Division, the Indonesian Geologists Association and the American Association of Petroleum Geologists. Mr. Puta’s extensive experience in global oil and gas operations is invaluable in providing the Board with important operational perspectives in overall operations.

Robert W.A. Dunn, age 49 was appointed on June 13, 2019 as Chief Operations Officer. Mr. Dunn joined the Company as Director of Operations, effective May 1, 2019. On June 11, 2020, Mr. Dunn was promoted to the position of Chief Executive Officer by a unanimous vote of the Board, while retaining the position of Chief Operating Officer, and elected to the Board of Directors. Mr. Dunn’s impressive resume includes over 27 years of senior management and field operations focusing on technologically driven seismic acquisition across the globe. During the past decade of working in the Eastern Hemisphere, Mr. Dunn has acquired more than 7,800 square kilometers of 3D and 10,000 kilometers of 2D seismic surveys which have helped exploration and production customers to make informed decisions in their exploration programs. Mr. Dunn will be overseeing the Company’s planned acquisition and processing of 3D seismic data, in addition to other operational matters as they arise. Mr. Dunn’s considerable experience extends to the early 1990s and includes logistics/acquisition management in remote regions ranging from the Arctic to South American jungles as Project Manager and Technical/Recording Crew Manager for CGG Veritas, where his innovations helped Veritas become the largest and most trusted name in the geophysical industry. Mr. Dunn was President of Geophysical Services for Viking Services from 2012 before joining Zion. In that capacity, Mr. Dunn managed all aspects of geophysical exploration in Europe, Turkey, and Africa, seeing Viking acquire over 7,800 square kilometers of 3D and 10,000 kilometers of 2D. During his tenure, Mr. Dunn also implemented operational plans in Hungary, Romania, Bulgaria, and Iraq as Managing Director of Central European Drilling and Oilfield Services in Northern Iraq. Before this, Mr. Dunn oversaw Viking’s acquisition of over 2,200 square kilometers of 3D as Technical Operations Manager, leading to the discovery of new basins. Mr. Dunn is a member of the Society of Exploration Geophysicists, the European Association of Geophysical Exploration and the American Chamber of Commerce. He holds several technical certifications from industry groups.

Gene Scammahorn, age 76, was appointed a director in October 2012. Until recently, Mr. Scammahorn was an Internal Audit Director at Xerox Business Services, LLC, a position that he held since 2001. In this position, he was primarily responsible for consulting and advising operating management in preparations for over 100 external SSAE (formerly SAS 70) audits of domestic and global business process outsourcing contracts. Mr. Scammahorn has over 30 years of business experience, including two “Big Four” public accounting firms, major oil and gas companies and banking and consulting. He has participated in audit committee presentations and meetings for major clients, the Federal Reserve Bank of Dallas and Xerox Business Services, LLC. He received a BS in Accounting in 1973 from the University of Tulsa and is a Certified Public Accountant. The Board believes that Mr. Scammahorn’s extensive experience as a certified public accountant was instrumental in his appointment to the Board and provides our Board with a critical accounting perspective.

There are no family relationships between any of the above directors.

ADDITIONAL INFORMATION CONCERNING THE BOARD OF DIRECTORS

CORPORATE GOVERNANCE POLICIES

The Company’s business is managed under the direction of the Board. In connection with its oversight of the Company’s operations and governance, the Board has adopted, among other things, the following:

•	Corporate Governance Guidelines to implement certain policies regarding the governance of the Company;

•	a Code of Business Conduct and Ethics to provide guidance to directors, officers and employees with regard to certain ethical and compliance issues;

•	a Supplier Code of Conduct to provide guidance for our Company relationships with vendors, contractors and suppliers that are critical to achieving responsible and ethical corporate performance;

•

an Environmental Management Policy to provide guidance for the Company’s directors, employees, consultants and contractors to protect the environment during our operations and set standards against which we can judge our performance;

•

Charters of the Audit Committee, the Compensation Committee, the Nominating and Corporate Governance Committee, the Technical, Reserves and Environmental, Health & Safety (EHS) Committee, the Investment Committee and the Tax Benefits Preservation Committee of the Board;

•	an Insider Trading Policy to facilitate compliance with insider trading regulations;

•

an Audit Committee Whistleblower and Complaint Policy and Procedures (i) to allow directors, officers and employees to make confidential anonymous submissions regarding concerns with respect to accounting or auditing matters and (ii) which provides for the receipt of complaints regarding accounting, internal controls or auditing;

•

a Stockholder and Interested Parties Communications Policy pursuant to which holders of our securities and other interested parties can communicate with the Board, Board Committees and/or individual directors; and

•	Succession Planning Guidelines for the CEO and Senior Executives.

Each of these documents can be viewed on the Company’s website at www.zionoil.com/investor-center/corporate-governance. The Company’s website and the information contained on or connected to its website are not incorporated by reference herein and its web address is included as an inactive textual reference only. Copies of the foregoing documents and disclosures are available without charge to any person who requests them. Requests should be directed to Zion Oil & Gas, Inc., Attn: Corporate Secretary, 12655 North Central Expressway, Suite 1000, Dallas, Texas 75243.

CODE OF ETHICS

We have adopted a Code of Business Conduct and Ethics that applies to our directors, officers and all employees. The code has been posted on our web site at www.zionoil.com/investor-center/corporate-governance, and may also be obtained free of charge by writing to Ethics Code, c/o Zion Oil & Gas, Inc., 12655 North Central Expressway, Suite 1000, Dallas, Texas 75243. We intend to satisfy the disclosure requirement under Item 10 of Form 8-K regarding an amendment to, or waiver from, a provision of our Code of Business Conduct and Ethics by posting such information on our website, at the address and location specified above.

INDUSTRY BEST PRACTICES AND APPROPRIATE INTERNATIONAL STANDARDS

Environmental Management Policy

The Company is committed to perform the best for our shareholders, employees, the environment that surrounds our activities, the communities in which we work and the Israeli government and its ministries. We have established specific policies that will guide management in making good decisions when faced with the inevitable trade-offs and compromises that the real world demands. For all matters, we will try our best to minimize risk and to maximize the benefit for all.

We will always comply with laws, industry best practices and the appropriate international standards. Minimizing the impact on the environment of our activities is a basic principle and we will work tirelessly to ensure that principle is upheld. Our Environmental Policy provides a framework to guide the Company’s directors, employees, consultants and contractors to protect the environment during our operations and set standards against which we can judge our performance.

It is the policy of the Company to conduct its business in a socially responsible and ethical manner that promotes the preservation of the natural environment. Recognizing that the exploration and production activities interact with the environment in many ways the Company shall:

1.	Comply with all applicable laws, regulations and standards relevant to the management of risks to the environment arising from the activities undertaken by the Company;

2.	Integrate an environmentally sensitive culture into all relevant aspects of the Company’s business;

3.

Conduct environmental risk assessment, where necessary, to identify and characterize any present or future risks to the environment arising from the Company’s activities, to prioritize such risks and commit resources to establish cost effective controls before the development of actual or perceived compliance issues;

4.

Develop and implement appropriate measures to reduce energy consumption, where practicable, increase the efficiency with which energy is being used, and minimize environmental impact, waste and cost associated with energy use;

5.

Develop and implement appropriate measures to manage the generation and disposal of waste in order to minimize, so far as is reasonably practicable, the impact of the Company’s activities on the environment;

6.

Encourage measures to establish and maintain an appropriate level of environmental awareness in all personnel associated with the Company’s activities (employees and contractors), ensuring that employees and contractors: (a) are fully informed about the Company’s environmental management processes and that there is open communication on all relevant issues, (b) receive appropriate training programs, and (c) are encouraged to initiate and maintain an open discussion within the Company’s management regarding environmental matters;

7.

Communicate openly with government, ministries, communities and industry on environmental issues, and contribute to the development of policies, legislation and regulations that might influence the Company’s activities;

8.

Design, construct, maintain and operate all facilities under the Company’s control by the provision of defined systems of work, in a manner which ensures, so far as is reasonably practicable, adequate safeguards for the natural environment;

9.

Establish and maintain suitable controls on the use of ozone depleting substances, so far as is reasonably practicable, as to prevent or minimize quantities of those substances escaping into the atmosphere;

10.	Develop and implement appropriate and relevant response systems to minimize detrimental impact to the environment should an accident or incident occur;

11.

Establish and maintain controls to confirm that this Policy is being fully implemented, maintained and improved, as necessary, to ensure, so far as reasonably practical, the preservation of the natural environment.

Ultimate responsibility for the effective management of environmental issues throughout the Company’s operations rests with the CEO and the Board. However, every employee must recognize his or her responsibility with the Company’s overall environmental management policy and assist in establishing the Company’s overall aim of operating in an environmentally responsible manner.

This Policy shall be implemented by management through the development and implementation of standards and procedures that assign specific responsibilities for the execution of relevant management and control activities to safeguard and preserve the natural environment.

Environmental Requirements in Israel

Our business in Israel is subject to regulations by the State of Israel under the Petroleum Law. The administration and implementation of the Petroleum Law are vested in the Minister of Energy (“Energy Minister”), the Petroleum Commissioner and an advisory council. The Petroleum Law and regulations provide that the conduct of petroleum exploration and drilling operations be pursued in compliance with “good oil field practices” and that measures of due care be taken to avoid seepage of oil, gas and well fluids into the ground and from one geologic formation to another. The Petroleum Law and regulations also require that, upon the abandonment of a well, it be adequately plugged and marked. As a condition for issuing the required permit for the construction of a drilling site, the planning commissions require the submission of a site remediation plan, subject to approval of the environmental authorities. Our operations are also subject to claims for personal injury and property damage caused by the release of chemicals or petroleum substances by us or others in connection with the conduct of petroleum operations on our behalf. Various guidelines have been published in Israel by the State of Israel’s Petroleum Commissioner and Energy and Environmental Ministries as it pertains to oil and gas activities.

The Environmental Ministry has published Professional Guidelines and Standards for Remediation of Land. The guidelines clarify and define what is considered polluted land, remediation and the permitted methods to remediate polluted land, and it applies to oil and gas exploration companies including Zion. The Energy Ministry has issued guidelines for occupational health and safety practices regarding oil and gas drilling and production activities per international norms, coupled with Israeli legal safety guidelines. These regulations focus on industry’s best practices in the area of health, safety, and environmental (HS&E) factors as well as risk management. In addition, there is a requirement to have the Petroleum Commissioner’s approval over the safety standards when the operator seeks to apply. For the well, among other requirements, Zion formally submitted its Environmental Impact Assessment (“EIA”) document for to Israel’s Ministries of Energy and Water Resources (“Energy and Water Ministries”) and thereafter to the Ministry of Environmental Protection (“Environmental Ministry”). Then, Zion formally submitted its EIA document for its Megiddo-Jezreel well to the Northern District Committee in Nazareth. Next, the EIA was formally approved by Israel’s Energy and Environmental Ministries. Then, Zion submitted the approved EIA to Israel’s Energy Ministry for their final drilling program approval. After Zion reached agreement with the local kibbutz and the Israel Land Authority and obtained a Business License for the drilling project, the Company began operations. Zion continues to submit additional documents as needed to the different Ministries and agencies for various approvals as Zion continues operations that are ongoing today.

Social Considerations

If we are successful in finding commercial quantities of hydrocarbons in Israel, 6% of our gross revenues from production will fund two charitable foundations that we established for donating to charities in Israel, the U.S. and elsewhere in the world. The international foundations would support worldwide charitable, educational, medical, religious and other similar non-profit organizations.

The Company has a number of Board members, who are active in charitable causes that include all areas of human rights and who influence management in the operational procedures of the Company. The Company’s Board member, Ms. Virginia Prodan is an international human rights attorney and an Allied Attorney with the Alliance Defending Freedom. Ms. Prodan is on the advisory board of Stand with Persecuted Churches, the 21st Century Wilberforce Ministry and 4word women.org. Texas Governor Greg Abbott appointed her to the Texas Holocaust and Genocide Commission in 2018. The Company’s founder, John Brown, and board member, Martin M. van Brauman have established a Section 501(c)(3) charitable foundation to provide educational information to fight antisemitism, Jews and Christians United For Israel, Inc. Mr. van Brauman is on the Advisory Board of the Jewish Studies Program at the University of North Texas and a member of the Bnai Zion Foundation. In addition, he is on the Advisory Board of the Museum of Biblical Art/National Center for Jewish Art in Dallas.

Supplier Code of Conduct

The Company expects its employees, suppliers and vendors to respect each other and treat each with dignity, respect and fairness to achieve good business conduct. Based on the principles of our Code of Business Conduct and Ethics (the “Code of Business”), the Supplier Code of Conduct (the “Supplier Code”) communicates the expectations the Company has for ethical conduct and fair dealing. Our Company relationships with vendors, contractors and suppliers are critical to achieving responsible and ethical corporate performance. For the purposes of this Supplier Code, “supplier” refers to any company, corporation, or other entity or person that provides, or seeks to provide, goods or services to the Company, and includes the supplier’s employees, agents, workers, representatives, contractors and subcontractors.

Suppliers should carefully review the Supplier Code and are responsible for ensuring compliance with the Company’s standards of conduct. Our suppliers are to avoid even the appearance of improper behavior and must never act in any way to undermine compliance with the Code of Business or the Supplier Code. The Supplier Code provides the mechanisms for mutual accountability and reporting ethical concerns and possible violations of the Code of Business or the Supplier Code. The Company shall review its relationship with any supplier that does not adhere to the Supplier Code and remove them from the Company’s approved supplier list, if necessary.

Environmental, health and Safety

Suppliers must share the Company’s commitment to providing a safe and healthy workplace and conducting operations in an environmentally responsible manner. Suppliers are responsible for observing all environmental, health and safety laws, regulations, rules and permit requirements that apply to their operations. Suppliers must take precautions to protect the environment and the health and safety of their employees, Company employees, business partners and members of the communities, in which there are operations.

Suppliers must promptly report and take immediate steps to correct all accidents, injuries, unsafe or unhealthy conditions, and potential violations of environmental, health or safety laws, regulations or Company policies. Suppliers must never request to violate established environmental, health and safety procedures in connection with the Company’s related activities. Suppliers have the obligation to report to the Company and may stop work activities, if necessary, when there may be a threat to safety or the environment. Suppliers are expected to uphold the Company’s environmental, health and safety polices.

Dignity, Respect and Fairness

Suppliers must cooperate with the Company’s commitment to an inclusive workforce free of unlawful discrimination. The Company requires that suppliers not engage in discrimination in any employment practice, including recruiting, hiring, compensation, benefits, transfer, termination, training, or social or recreational programs, on the basis of race, color, religion, age, national origin, military or veteran status, disability or any other legally protected characteristics.

Harassment, Violence and Weapons

Harassment and violence have no place in the workplace or off-site. They are strictly prohibited in connection with the Company related activities and will not be tolerated. Suppliers are expected to cooperate with the Company’s commitment to prohibit harassment and threats of violence. The Company prohibits the possession of firearms, guns, explosives and any other weapons, as well as ammunition, while on Company premises, unless otherwise precluded by the laws of a particular jurisdiction.

Drugs and Alcohol

Suppliers are expected to be free from the influence of alcohol, drugs and improperly used prescription medicine when conducting the Company’s business, whether on or off the Company’s site or premises.

External Communications

Suppliers are prohibited from engaging in any communication representing the Company’s opinion in any forum without prior written approval pursuant to applicable company policy.

Antitrust Laws

Suppliers are expected to comply with applicable antitrust and fair competition laws and not to participate in any activity that could be considered a violation of antitrust laws.

Anti-Corruption Laws

Suppliers must comply with all applicable anti-corruption laws, including the U.S. Foreign Corrupt Practices Act, which makes it a criminal offense to bribe or offer to bribe a foreign governmental or political official to obtain or retain business. No supplier may participate in bribes or kickbacks of any kind, whether in dealings with public officials or individuals in the private sector. Suppliers must not give, promise to give or offer to give anything of value, directly or indirectly, to a governmental official or employee, government agency, political party, public international organization or any candidate for political office in order to improperly influence any act or decision or otherwise improperly promote the business interests of the Company.

Anti-Boycott Laws

Suppliers must not participate or support any international boycott that is not sanctioned by the United States government or applicable laws.

Trade Laws

Suppliers must comply with applicable trade controls.

Accounting and Disclosure Practices

Suppliers are expected to honestly and accurately record and report all matters related to business with the Company. Books, records, accounts and financial statements should be maintained in reasonable detail, appropriately reflecting all transactions with the Company and conform to generally accepted accounting principles, applicable legal requirements and a system of internal controls. Suppliers shall make their books, records, accounts and financial statements available to the Company upon request.

Records Retention

Suppliers shall create, retain and dispose of business records in compliance with all applicable legal and regulatory requirements. Further, suppliers must cooperate with the Company’s business record retention needs, if the supplier is advised or otherwise should recognize that a business record may be relevant to an audit, investigation or pending or threatened legal or regulatory proceeding.

Political Activities

Without prior written approval pursuant to Company policy, suppliers may not use the Company’s funds or resources for political activities, make any political contributions or present any gifts on behalf of the Company to any candidate for public office or elected official, or represent the Company or authorize any third party to represent the Company in making contacts with any federal, state or local government official (or member or employee of a legislative body or government agency) to influence policy, legislation, agency rules, regulations or any other official action.

Charitable Giving

Suppliers shall not make or promise charitable contributions on the Company’s behalf or take advantage of their relationship with the Company to inappropriately solicit the Company’s employees, suppliers or other business partners for contributions or to become involved in a nonprofit organization.

Fair Dealing

Suppliers must deal fairly with the Company’s customers, suppliers, contractors, royalty owners, competitors, employees and other stakeholders. Suppliers must not take unfair advantage of anyone through manipulation, abuse of privileged or confidential information, misrepresentation, fraudulent behavior or any other unfair practice.

Protection of Confidential Company Information and Personal Data

Suppliers must strictly adhere to all confidentiality obligations. Suppliers may not access, use, remove, copy or share confidential Company information or personal data without a legitimate business purpose and prior written approval from the Company. Confidential information includes proprietary information regarding business activities, geological and geophysical information, processes and trade secrets and financial performance, as well as any nonpublic information that might be of use to competitors or harmful to the Company or its business partners if disclosed. Suppliers must be familiar with and abide by laws and regulations that govern the collection, use and disposal of personal data, including wage, salary, benefits and other confidential information related to the Company employees, contractors, directors, shareholders, royalty owners, customers and other business partners. Suppliers must ensure the confidentiality of this information and return all confidential information and personal data after their relationship with the Company ends.

Insider Trading

Suppliers may not use or share insider information concerning the Company for the purpose of trading in the Company’s common stock or other securities. Insider information includes material nonpublic information about matters such as significant contracts, claims, liabilities, major litigation, potential sales, mergers or acquisitions, development plans, operational activities, earnings, forecasts and budgets. Material information is any information, either positive or negative information that a reasonable investor would consider important in a decision to buy, hold, or sell securities.

Protection of the Company Assets

Suppliers are expected to protect the Company assets against theft, loss and misuse. The Company assets include tangible items like buildings, operational site facilities and equipment, as well as intangible items like business plans and potential prospects. When operating a vehicle on the Company business, suppliers are expected to do so in a safe manner.

Conflicts of Interest

Suppliers must avoid actual conflicts of interest or the appearance of conflicts of interest in business transactions and relationships involving the Company. A conflict of interest exists when private interests, financial or otherwise, interfere with the Company’s interests. Conflicts of interest commonly arise when: (1) a supplier uses the Company resources, such as facilities, equipment, materials, computers, office supplies, information or other assets, for personal gain or inconsistent with the Company’s best interest.; (2) a supplier takes personal advantage of a business opportunity or investment opportunity made available as a result of their relationship with the Company; or (3) a supplier has a family member or friend employed by the Company.

Business Gifts and Entertainment

Suppliers are expected to understand and comply with the Company’s policies governing business gifts and entertainment. Suppliers must never offer or provide personal incentives, rewards or bribes to any Company employee, contractor or supplier to influence a business decision or gain an unfair advantage. Suppliers may offer reasonable gifts and entertainment consistent with customary business practices and in compliance with applicable law and company policy as long as they do not influence or appear to influence a Company employee to act in a manner contrary to the Company’s interests. The Company employees are required to report all supplier gifts and entertainment pursuant to the Company’s gift and entertainment policy. Any item of value provided by a supplier is considered a gift, even if it is provided in conjunction with ordinary business activities. Suppliers are expected to make available upon request records detailing all gifts and entertainment provided to Company employees or contractors.

Reporting a Concern

Suppliers are required to report promptly all concerns involving the Company, regardless of whether the concern involves the supplier, and must take reasonable steps to cooperate in the Company investigations. To the extent possible, the Company will maintain the confidentiality of any individual reporting known or suspected misconduct. The Company will not tolerate any retaliatory acts, or the threat of retaliatory acts, against any individual for reporting known or suspected misconduct. To report questionable behavior or a possible violation of the Code of Business or Supplier Code, please address correspondence to Zion Oil & Gas, Inc., 12655 North Central Expressway, Suite 1000, Dallas, Texas 75243 and to the attention of the:

(1)	General Counsel; or

(2)	Chief Compliance Officer; and/or

(3)	Mr. Oroian, Lead Independent Director, Board of Directors.

SUCCESSION PLANNING FOR THE CEO AND SENIOR EXECUTIVES

The continued success of a company depends in large part on the effectiveness of its board in developing and executing a succession plan for the CEO and senior executive officers. Since the company’s business stages will change over time as the business develops and new objectives are targeted, the executive talent needs will change such that succession planning guidelines are more important to the board than any fixed succession plan. The quality of executive leadership is often cited as the number one factor driving company performance, making succession planning arguably the most important function of a company’s board of directors. As part of succession planning, the board, working closely with the company’s current CEO and senior management, must:

•	Determine the necessary experience, professional capabilities and personal characteristics of the company’s next leaders.

•	Identify and assess the candidates in light of the company’s overall business strategy and corporate culture.

•	Select the optimal candidate to take the place of the company’s current CEO or other senior management position.

Proper succession planning requires:

•	Carefully evaluating the company’s current needs.

•	Predicting the challenges that the company will likely face several years down the road.

•	Navigating the internal dynamics of the company and the hopes and fears of the current executives most affected by the outcome of the process.

BOARD MEETINGS

During the fiscal year ended December 31, 2024, the Board held four board meetings and acted by unanimous written consent on 7 occasions. Each of the directors attended 100% of the aggregate number of meetings of the Board and 100% of any committees of the Board on which they served.

The Board does not have a formal policy with respect to Board members’ attendance at annual stockholder meetings, although it encourages directors to attend and participate at all such meetings. All the directors serving at the time of the 2024 annual meeting attended the Company’s 2024 annual meeting held in Dallas, Texas on June 5, 2024, either in person or on the webinar.

BOARD LEADERSHIP STRUCTURE

The role of Executive Chairman is held by Mr. Brown, and he held the position of CEO beginning effective April 12, 2019 and ending June 11, 2020. As of April 12, 2019, Mr. William Avery holds the position of President. Michael Croswell holds the position as Chief Financial Officer. As of June 13, 2019, Mr. Robert Dunn held the position of Chief Operations Officer, until June 11, 2020 when he also assumed the position of CEO. The Board believes that this management structure provides the optimal leadership situation for the Company during this period to ensure that key business issues and interests of the Company’s stakeholders (stockholders, employees, communities and prospective investors) are communicated to the Board.

The Board believes that other elements of the Company’s corporate structure ensure that independent directors can perform their role as independent fiduciaries in the Board’s oversight of management and our business and minimize any potential conflict that may result. In this regard, it shall be noted that Mr. Oroian serves as Lead Independent Director. Our Corporate Governance Guidelines provide that our independent directors will meet in executive session at least annually., and more frequently as needed at the call of one or more independent directors. These executive sessions are presided over by the Lead Independent Director or, if the Lead Independent Director is not in attendance, by another person chosen by the independent directors.

LEAD INDEPENDENT DIRECTOR

The Lead Independent Director serves a valuable role in leading the Board and creating an atmosphere, in which the Board can enhance the Company’s success. The Lead Independent Director’s significant responsibilities are to:

•

act as a liaison between the independent directors and the Chairman and management, including with regard to the interest of the independent directors in having particular issues or topics addressed in a Board meeting:

•

set the agendas for, call for, and preside over the executive sessions of the independent directors, which typically is conducted at the annual Board meeting, but can be conducted at any Board meeting as needed by the Lead Independent Director;

•	brief the Chairman, CEO and management, as needed, on the issues discussed in the executive sessions;

•	collaborate with the Chairman and CEO on the agendas for the meetings of the Board (including schedule and materials);

•	have the ability to call Special meetings of the Board and determine the agenda for such Special Board meeting;

•	coordinate the retention of consultants and advisors who report directly to the Board on Board matters (as opposed to committee consultants and advisors);

•	facilitate and assist the Nominating & Corporate Governance Committee with Board, committee and director evaluations;

•	assist the Chairman, CEO and Chair of the Compensation Committee with succession planning, as necessary;

•	foster a respectful atmosphere, in which directors feel comfortable asking questions, providing insight and engaging in dialogue;

•	frequently meet with management to preview significant matters expected to be presented to the Board; and

•	as needed or requested by the Board, perform other corporate governance duties.

DIRECTOR INDEPENDENCE

Although we began trading on OTC Market on September 2, 2020, we continue to be an SEC Reporting Company and maintain a certain level of Board and Committee independence as require by the OTC Market Rules for U.S. Companies and in addition to maintain the independence requirement standards of NASDAQ. The Board of Directors has established guidelines requiring a majority of directors to be independent, as determined in accordance with the Bylaws of the Company and applicable rules of the NASDAQ and OTC Market. As of the record date, eight members of our Board of Directors (Gene Scammahorn, Javier Mazón, Paul Oroian, Kent Siegel, Brad Dacus, Sarah Caygill, Pandji Putra and Virginia Prodan) met the criteria of independence set by the NASDAQ and OTC Market for membership on the board of a NASDAQ listed company (“NASDAQ independence criteria”) and trading on the OTC Market. Each of these nine directors had certified their belief that they met such independence standards. Also, all the members of the Audit Committee, Compensation Committee and the Nominating and Corporate Governance Committee are independent under applicable SEC, NASDAQ and OTC Market rules and regulations.

NASDAQ independence criteria provide, among other requirements, that an independent director: (i) cannot be and, over the past three years, cannot have been an officer or employee of the Company and cannot be an immediate family member of such person; (ii) cannot receive or, over the past three years, have an immediate family member who receives or received from the Company more than $120,000 in any consecutive twelve month period for services other than as one of the Company’s directors (or, with respect to an immediate family member, as a Company employee); (iii) cannot be affiliated, or be an immediate family member of a person affiliated with, any organization to which the Company made, or from which the Company received payments (other than those arising solely from investments in the Company’s securities or payments under non-discretionary charitable contribution matching programs) that exceed five percent of the organization’s consolidated gross revenues for that year, or $200,000, whichever is more, in any of the most recent three fiscal years.

SEC independence criteria, which govern members of and candidates for service on the Audit Committee, provide that an “independent” director cannot be one of the Company’s officers or be in a position, directly or indirectly, to control the Company’s management or policies (other than in his position as a director). Neither can he or she be, or be affiliated with, a paid consultant or provider of services to the Company.

BOARD COMMITTEES

The Company’s Board has established the required Audit Committee, a Compensation Committee and a Nominating and Corporate Governance Committee, with each comprised of only independent directors. The Company’s Board has also established an Investment Committee, Tax Benefits Preservation Committee and a Technical Reserves and Environmental, Health & Safety Committee. Each committee operates under a charter that has been approved by our Board. All of the charters are publicly available on our website at www.zionoil.com/investor-center/corporate-governance. Copies of our committee charters are available, without charge, upon request in writing to Investor Relations Department.

Audit Committee

Two of the four members of the Audit Committee are financial experts possessing accounting and audit skills, since three members are licensed CPAs. The Company’s Audit Committee is currently comprised of Messrs. Oroian, Siegel, Dacus and Caygill. Mr. Oroian was elected to serve as Chairman. Mr. Oroian is president and managing partner of Oroian, Guest and Little, P.C., a certified public accounting and consulting firm. Mr. Siegel is the president and chief operating officer of Kent S. Siegel, P.C., a certified public accounting firm and is a tax lawyer. Mr. Dacus is president and founder of the Pacific Justice Institute and a lawyer licensed to practice in Texas and California. Ms. Sarah Caygill is the independent Fund Director and Advisor of Pelion Advisors, Geneva Switzerland.

The principal function of the Audit Committee is to assist the Board in monitoring (i) the integrity of the Company’s financial statements, (ii) Company compliance with legal and regulatory requirements, (iii) the independent auditor’s qualifications and independence, (iv) performance of the Company’s independent auditors, (v) the Company’s business practices and ethical standards and (vi) related party transactions. The Audit Committee is also directly responsible for the appointment, compensation, retention and oversight of the work of the Company’s independent auditors.

The Board has determined that Mr. Oroian and Mr. Siegel of the Audit Committee are “independent directors” as defined by NASDAQ regulations and also meets the additional criteria for independence of Audit Committee members set forth in Rule 10A-3(b)(l) under the Exchange Act. Also, the Board has determined that Mr. Oroian and Mr. Siegel each qualify as an “audit committee financial expert” as defined by the SEC. Security holders should understand that this designation is a disclosure requirement of the SEC relating to Mr. Oroian’s and Mr. Siegel’s experience and understanding with respect to certain accounting and auditing matters. The designation does not impose on Mr. Oroian and Mr. Siegel any duties, obligations or liability that is greater than is generally imposed on them as members of the Audit Committee and Board, and their designations as an Audit Committee financial experts pursuant to this SEC requirement does not affect the duties, obligations or liability of any other member of the Audit Committee or Board.

During the fiscal year ended December 31, 2024, the Audit Committee met five times and with the full Board on four meetings.

Compensation Committee

The current members of our Compensation Committee are Ms. Caygill, Mr. Mazón and Mr. Siegel. Ms. Caygill was elected to serve as Chairperson effective June 9, 2021.

All four current members of the Compensation Committee satisfy the SEC independence criteria and the NASDAQ and OTC Market independence criteria. The Compensation Committee establishes our Company’s policies and administers our compensation program with respect to our executive officers. Based on periodic evaluation, the Compensation Committee also makes recommendations to the Board regarding director compensation and our Company’s employee benefits program. Pursuant to its charter, the functions and responsibilities of the Compensation Committee include:

•	determining compensation for the Company’s executive officers;

•	assisting in developing and reviewing the annual performance goals and objectives of our executive officers;

•	assessing the adequacy and competitiveness of our executive compensation program;

•	administering our incentive compensation program and other equity-based compensation plans;

•	reviewing and recommending compensation for our non-employee directors; and

•	reviewing and evaluating the adequacy of the Compensation Committee charter on an annual basis.

During the fiscal year ended December 31, 2024, the Compensation Committee met once and with the full Board on four meetings and acted by unanimous consent on four occasions.

Our executive officers receive a compensation package consisting of base salary, long-term equity awards, and participation in benefit plans generally available to all of our employees including life, health, disability and dental insurance. We have chosen these elements of compensation to create a flexible package that reflects the long-term nature of our business. We also enter into employment agreements with our executive officers that provide for certain severance benefits upon termination of employment following a Company change of control.

In setting executive officer compensation levels, the Compensation Committee, which is comprised entirely of independent directors, is guided by the following considerations:

•	recommendations from the CEO and Chairman of the Board based on individual executive performance and appropriate benchmark data;

•	ensuring compensation levels reflect the Company’s past performance and expectations of future performance;

•

ensuring compensation levels are competitive with compensation generally being paid to executives we seek to recruit to ensure our ability to attract and retain experienced and well-qualified executives; and

•	ensuring a portion of executive officer compensation is paid in the form of equity-based incentives to closely link stockholder and executive interests.

The Compensation Committee periodically engages a consulting company to obtain market data and information on compensation trends regarding executive and director compensation.

Nominating and Corporate Governance Committee

The current members of our Nominating and Corporate Governance Committee are Messrs. Oroian, Siegel, Scammahorn, Dacus and Ms. Prodan. Mr. Dacus and Mr. Siegel were elected to serve as Co-Chairmen. The Nominating and Corporate Governance Committee is charged with selecting and recommending for the approval of the Board nominees to be submitted to the stockholders for election.

The primary responsibility of the Committee include identifying, evaluating and recommending, for the approval of the entire Board, potential candidates to become members of the Board, recommending membership of standing committees of the Board, developing and recommending to the entire Board corporate governance principles and practices for our Company and assisting in the implementation of such policies, and assisting in the identification, evaluation and recommendation of potential candidates to become officers of our Company. The Committee reviews our Code of Business Conduct and Ethics and its enforcement and reviews and makes recommendations to our Board.

In addition, the Nominating and Corporate Governance Committee has adopted a formal written policy respecting the standards and qualifications to be used in identifying director nominees, including the consideration of director nominees presented by the Company’s stockholders. A copy of the director nominee policy is available on our website at www.zionoil.com/investor-center/corporate-governance.

During the fiscal year ended December 31, 2024, the Nominating and Corporate Governance Committee met once and with the full Board on four meetings and acted by unanimous consent on two occasions.

While the Nominating and Corporate Governance Committee does not have a formal policy with respect to diversity, the Committee considers diversity as very important and as part of its overall assessment of the Board’s functioning and needs. Diversity on the Board is important as a factor in reflecting the diversity of the Company’s shareholders. The Board of Directors believes that it is essential that Board members represent diverse business backgrounds and experience and include individuals with a background in related fields and industries. In considering candidates for the Board, the Nominating and Corporate Governance Committee considers the entirety of each candidate’s credentials in the context of these standards and the expertise needed by the Company. We believe that the backgrounds and qualifications of our directors, considered as a group, should and do provide a composite mix of experience, knowledge and abilities that will allow the Board to fulfill its responsibilities with respect to the Company’s functioning and needs.

The Nominating and Corporate Governance Committee will consider qualified director candidates recommended by stockholders in compliance with its formally adopted director nominee policy and subject to applicable inquiries. Proposals for consideration by the Nominating and Corporate Governance Committee of director nominees may be made by submitting the names and supporting information to: Kent Siegel, Co-Chairman, Nominating and Corporate Governance Committee, Zion Oil & Gas, Inc., 12655 North Central Expressway, Suite 1000, Dallas, Texas 75243. A stockholder nomination must contain the following information about the nominee:

•	Name;

•	Age;

•	Business and residence addresses;

•	Principal occupation or employment;

•	The number of shares of the Company’s Common Stock and other Company securities held by the nominee;

•	A resume of his or her business and educational background;

•	The information that would be required under SEC rules in a proxy statement soliciting proxies for the election of such nominee as a director; and

•	A signed consent of the nominee to serve as a director, if nominated and elected.

The nomination should also contain the following information concerning the nominating stockholder:

•	Name

•	Address

•	The number of shares of the Company’s Common Stock and other securities held by the nominating stockholder.

•	The nature of the holdings — whether directly or beneficially (if beneficially, details of the legal holder and the nature of the beneficial interest should be provided); and

•

Whether the nominating stockholder has any agreement or understanding of any type (written or oral) with any other stockholder, person, or entity concerning the voting of Company shares and, if so, the identity and address of the other parties to the agreement or understanding, the stockholdings of each of the other parties, and the nature of the agreement or understanding.

Investment Committee

The Company’s Board has established an Investment Committee. The committee operates under a charter that has been approved by our Board. The charter is publicly available on our website at www.zionoil.com/investor-center/corporate-governance. Copies of our committee charters are available, without charge, upon request in writing to Investor Relations Department. The current members of our Committee are Ms. Caygill and Messrs. Scammahorn, van Brauman and Mr. Siegel. Mr. Siegel was elected to serve as Chairman. The Investment Committee consists of members of the Board and have met once in 2024 and with the full Board on four meetings.

The primary purposes of the Investment Committee are to assist the Board in reviewing the Company’s investment policies, strategies, transactions and performance and in overseeing the Company’s capital and financial resources. The Committee has the authority to establish with Board approval an Investment Policy Statement for the Company with the goals (1) to set out the parameters for asset and investment management and oversight, (2) to insure the presence of operating funds, (3) to define policies for asset growth and protection and (4) to provide for scheduled, periodic reports and notifications to the Board and the Investment Committee. The Committee may form and delegate authority to subcommittees of one or more members of the Committee as determined by the Committee to be necessary or advisable. The Committee has the authority, and would have appropriate funding from the Company, to retain such outside legal counsel, consultants, experts and other advisors, as it deems appropriate for the fulfillment of its responsibilities.

Tax Benefits Preservation Committee

The Company’s Board has established a Tax Benefits Preservation Committee. The committee operates under a charter that has been approved by our Board. The charter is publicly available on our website at www.zionoil.com/investor-center/corporate-governance. Copies of our committee charters are available, without charge, upon request in writing to Investor Relations Department. The Chairman of the Committee is Gene Scammahorn with Kent Siegel and Martin M. van Brauman as members. The Committee has met twice in 2024 and with the full Board on four meetings.

The Tax Benefits Preservation Committee of the Board of Directors shall discharge the Board’s responsibilities with respect to (i) protecting the Company’s net operating losses (NOLs), (ii) the evaluation of a possible Tax Benefits Preservation Plan every year with recommendations to the Board, (iii) the implementation of the Plan (either “on-the-shelf” or “short-term” and until the exhaustion of the NOLs), (iv) the triggering of the Plan and its administration when in effect, (v) recommendations to the Board regarding ongoing features and any and all recommended changes and modifications to the Plan; and (vi) performing such other duties and responsibilities as may be consistent with and carrying out the provisions of this charter. Notwithstanding the foregoing, the Board shall retain the right to act on all such matters without limiting the Committee’s authority.

The Committee shall be comprised of three or more members from management Board members and independent Board members with the majority of the members and the committee chairperson being independent. The independent Board members shall be determined by the Board to be “independent” under the rules of the NASDAQ Stock Exchange and applicable legal requirements. In addition, each independent committee member shall be (ii) a “non-employee director” as such term is defined for purposes of Section 16 of the Securities Exchange Act of 1934, as amended (the “Act”), and (iii) an “outside director” as such term is defined for the purposes of Section 162(m) of the Internal Revenue Code.

The members of the Committee shall be appointed by the Board and shall serve until such member’s successor is duly elected and qualified or until such member’s earlier resignation or removal. A member of the Committee may be removed, with or without cause, by a majority vote of the Board. Unless a Chairperson is elected by the full Board, the members of the Committee shall designate a Chairperson by majority vote of the full Committee membership. The Chairperson shall be entitled to cast a vote to resolve any ties. The Chairperson will chair all regular sessions of the Committee and set the agendas for the Committee meetings. The Committee may form and delegate authority to subcommittees consisting of one or more members when appropriate.

The Committee shall meet as frequently as circumstances dictate. Meetings of the Committee may be held at any time in person or by such electronic means as permitting all persons participating in the meeting to communicate with each other simultaneously and instantaneously. Additionally, the Committee may invite other persons to its meetings as it deems appropriate. The Committee shall review and make recommendations on the public disclosure of the any Plan on Form 8-A, or any other SEC filing, if required by the SEC rules and NASDAQ requirements.

Technical, Reserves and Environmental, Health & Safety (EHS) Committee

The Company’s Board has established a Technical, Reserves and Environmental, Health & Safety (EHS) Committee. The committee operates under a charter that has been approved by our Board. The charter is publicly available on our website at www.zionoil.com/investor-center/corporate-governance. Copies of our committee charters are available, without charge, upon request in writing to Investor Relations Department. The Chairman is Robert Dunn with Monty Kness, Jeffrey Moskowitz, Pandji Putra and Dr. Lee Russell as members. During 2024, the Committee has met once and with the full Board on four meetings.

What does the Reserves and Environmental Health & Safety Committee do? The primary purposes of the Reserves and Environmental Health & Safety Committee are to:

•	Approve the appointment of, and any proposed change in, the independent engineering consultants retained to assist us in the annual review of our reserves;

•	Approve the scope of and oversee an annual review or audit of our reserves by the independent engineering consultants, having regard to industry practices and all applicable laws and regulations;

•	Review the qualifications and independence of our independent engineering consultants and monitor their performance;

•	Approve the independent engineering consultants’ engagement fees and terms of service;

•	Review the integrity of our reserves evaluation process and reporting system;

•	Review any material reserves adjustments;

•	Review variances between the Company’s and the independent engineering consultant’s estimates of reserves;

•	Review the Company’s environmental, health and safety policies, practices and procedures; and

•	Review EHS results, near misses, actions undertaken, and the Company’s efforts associated with the Company’s EHS culture.

STOCKHOLDER AND INTERESTED PARTIES COMMUNICATIONS POLICY

In recognition of the importance of providing all interested parties, including shareholders, with the ability to communicate with members of the Board, including non-management directors, the Board has adopted a Stockholder and Interested Parties Communications Policy, a copy of which is available on our website at www.zionoil.com/investor-center/corporate-governance. Stockholders may communicate with the Board by sending written communications to the Board of Directors, care of Mr. Paul Oroian, Lead Independent Director, to:

Mr. Oroian, Lead Independent Director
Zion Oil & Gas, Inc.
12655 North Central Expressway, Suite 1000
Dallas, Texas 75243

All such letters must follow the directions set out in the Stockholder and Interested Parties Communications Policy. Communications should not exceed 1,000 words in length and should indicate (i) the type and amount of Company securities held by the person submitting the communication, if any, and/or the nature of the person’s interest in the Company, (ii) any personal interest the person has in the subject matter of the communication and (iii) the person’s mailing address, email address and telephone number. Unless the communication relates to an improper topic (e.g., it contains offensive content or advocates that we engage in illegal activities) or it fails to satisfy the procedural requirements of the policy, we will deliver it to the person(s) to whom it is addressed.

The Nominating and Corporate Governance Committee may revise these procedures at any time. Until other procedures are developed and posted on our website, all communications to the Board should be mailed with the information in accordance with the procedures described in the communications policy.

Board’s Role in Risk Oversight

Management is responsible for the day-to-day management of risks the Company faces, while the Board of Directors, as a whole and through its committees, has the ultimate responsibility for the oversight of risk management. Senior officers attend meetings of the Board, provide presentations on operations including significant risks, and are available to address any questions or concerns raised by the Board. Additionally, our three Board committees assist the Board in fulfilling its oversight responsibilities in certain areas of risk. Pursuant to its charter, the Audit Committee coordinates the Boards’ oversight of the Company’s internal control over financial reporting, disclosure controls and procedures and code of conduct. Management regularly reports to the Audit Committee on these areas. The Compensation Committee assists the Board in fulfilling its oversight responsibilities with respect to the management of risks arising from our compensation policies and programs. The Nominating and Corporate Governance Committee assists the Board in fulfilling its oversight responsibilities with respect to the management of risks associated with Board organization, membership and structure, succession planning for our directors and corporate governance. When any committees receive a report related to material risk oversight, the Chairman of the relevant committee reports on the discussion to the full Board.

In addition to receiving reports from Board committees regarding the risks considered in their respective areas, at least once a year, the Board will specifically review our long-term strategic plans and the principal issues and risks we may face, as well as the processes through which we manage risk. This ensures our Board has a broad view of our strategy and overall risk management process and enables the full Board to coordinate risk oversight, especially with respect to risk interrelationships. We believe our Executive Chairman’s role enhances the Board’s administration of its risk oversight function because, through his role as Chairman, he is able to provide the Board with valuable insight into our risk profile and the options to mitigate and address our risk based upon his experiences with the management of our business.

REPORT OF THE AUDIT COMMITTEE

The Company’s management has the primary responsibility for the financial statements and the reporting process, including the Company’s system of internal controls and disclosure controls and procedures. An independent registered public accounting firm has been engaged to audit the Company’s financial statements and express an opinion on the financial statements based on the audit. The Audit Committee oversees (i) the Company’s accounting and financial reporting processes and (ii) the audits of the financial statements of the Company on behalf of the Board.

The Audit Committee has met and held discussions with management and RBSM, LLP, the Company’s independent registered public accounting firm. Management represented to the Audit Committee that the Company’s financial statements for the year ended December 31, 2024 were prepared in accordance with generally accepted accounting principles. The Audit Committee discussed the financial statements with both management and the independent auditors. The Audit Committee also discussed with the independent auditors the matters required to be discussed by Statement on Auditing Standards No. 61, as amended (AICPA, Professional Standards, Vol. 1, AU section 380).

The Audit Committee discussed with the independent auditors the overall scope and plans for the audit. They met with the independent auditors, with and without management, to discuss the results of their examination, the evaluation of the Company’s internal controls, and the overall quality of the Company’s financial reporting.

The Audit Committee discussed with the independent auditors the auditor’s independence from the Company and management, including the independent auditors written disclosures required by PCAOB Rule 3526 (File No. PCAOB-2008-03) (Independence Discussions with Audit Committees).

Based on the foregoing, the Audit Committee has recommended to the Board of Directors, and the Board approved, that the audited financial statements be included in the Company’s Annual Report on Form 10-K for the year ended December 31, 2024, for filing with the SEC.

This report is submitted by the Chairman of the Audit Committee.

AUDIT COMMITTEE

Paul Oroian
Kent Siegel
Brad Dacus
Sarah Caygill

March 19, 2025

The information contained in this report shall not be deemed to be “soliciting material” or to be “filed” with the Securities and Exchange Commission, nor shall such information be incorporated by reference into any future filing under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, except to the extent that the Company specifically incorporates it by reference in such filing.

BOARD RECOMMENDATIONS ON PROPOSALS

PROPOSAL NO. 1

BOARD RECOMMENDATION

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE FOR THE PROPOSAL TO ELECT THE THREE CLASS II DIRECTORS THAT HAVE BEEN NOMINATED TO THE BOARD OF DIRECTORS.

PROPOSAL NO. 2

RATIFICATION OF THE INDEPENDENT
REGISTERED PUBLIC ACCOUNTING FIRM

RBSM, LLP (“RBSM”), an independent registered public accounting firm, was the auditor for the year ended December 31, 2024 and has been selected as the independent auditor for the year ending December 31, 2025. Although stockholder ratification is not required for the appointment of RBSM, since the Audit Committee has the responsibility for appointing the Company’s independent auditors, the appointment is being submitted for ratification with a view toward soliciting the stockholders’ opinions, which the Audit Committee will take into consideration in the future.

Principal Accountant Fees and Services

The following table sets forth the fees for services provided by RBSM and KPMG Somekh Chaikin (“SC”) relating to the fiscal years ended December 31, 2024 and December 31, 2023.

	Fiscal Year 2024		Fiscal Year 2023
	SC	RBSM LLP	SC	RBSM LLP
Audit Fees(1)	$11,000	$204,750	$11,000	$205,993
Audit-Related Fees(2)	—	$15,000		$—
Tax Fees(3)	$6,395	—	$3,895	—
Total	$17,395	$219,750	$14,895	$205,993

(1)

Audit Fees consist of fees for professional services rendered for the audit of our financial statements included in the Annual Report on Form 10-K, internal controls over financial reporting and the review of the interim financial statements included in the Quarterly Reports on Form 10-Q, and for the services that are normally provided in connection with regulatory filings or engagements.

(2)	Audit-Related Fees consist of assurance and/or related services that were reasonably related to the performance of the audit or review of the Company’s financial statements.
(3)	Tax Fees consist of services that were related to the filing of tax returns for our Israeli branch (figures presented exclude VAT tax).

Policy on Pre-Approval of Services

Our Audit Committee considers and pre-approves any audit and non-audit engagement or relationship between the Company and any independent accountant. The Audit Committee has delegated to the Chairman of the Audit Committee the authority to pre-approve all audit or non-audit services to be provided by an independent accountant if presented to the full Audit Committee at its next meeting. In accordance with these procedures, the engagement of RBSM to conduct the audit of our 2024 financial statements was pre-approved by the Chairman of our Audit Committee and approved by the Audit Committee.

BOARD RECOMMENDATION

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE FOR RATIFICATION OF THE APPOINTMENT OF RBSM, LLP AS THE COMPANY’S INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR THE FISCAL YEAR ENDING DECEMBER 31, 2025. PROXIES RECEIVED IN RESPONSE TO THIS SOLICITATION WILL BE VOTED FOR THE APPOINTMENT OF THE INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM UNLESS OTHERWISE SPECIFIED IN THE PROXY.

PROPOSAL NO. 3

AMENDMENT OF THE AMENDED AND RESTATED CERTIFICATE OF INCORPORATION TO INCREASE THE NUMBER OF SHARES OF COMMON STOCK THAT THE COMPANY IS AUTHORIZED TO ISSUE UP TO 1,600,000,000 SHARES

We are seeking shareholder approval for this Proposal No. 3 to amend our Amended and Restated Certificate of Incorporation to permit us to increase the authorized number of shares of Common Stock (“Common Stock”), which is the only class of stock authorized for us. The Board believes that the increased number of authorized shares of Common Stock contemplated by the Proposed Amendment is important to the Company. As it will ensure the availability of additional shares for issuance from time to time, without further action or authorization by shareholders, if needed for such corporate purposes as may be determined by the Board. The Board has no immediate or specific plans, arrangements, or understandings to issue any of the shares of Common Stock that would be authorized under the Proposed Amendment. However, the Board desires to have the shares available to provide additional flexibility for business and financial purposes.

Article FOURTH of our Amended and Restated Certificate of Incorporation (“Articles”) presently authorizes the Company to issue up to 1,200,000,000 shares of Common Stock. As of the Record Date, there were approximately 965,000,000 shares of Common Stock issued and outstanding. We also have, as of the Record Date, approximately 235,000,000 shares of Common Stock reserved for possible future issuance in connection with outstanding options and warrants, including the warrants issued in connection with our Dividend Reinvestment and Common Stock Purchase Plan (“DSPP”). We must keep reserved for future issuance a sufficient number of shares of Common Stock to meet our obligation to issue Common Stock in the events these options or warrants are exercised.

Because of the limited number of shares of Common Stock available to be issued by the Company for future possible transactions, including stock dividends, stock splits, equity financings, strategic acquisitions and reserves for possible future issuance of warrants through our DSPP, the Board believes it is in the best interest of the Company and the stockholders to amend the Company’s Articles and the Board has unanimously approved, and voted to recommend that the Stockholders approve, the proposed amendment to the Certificate of Incorporation (in the form attached hereto as Appendix A whereby the number of shares of Common Stock that we would be authorized to issue from time to time would be increased up to 1,600,000,000 shares. If the Amendment is approved by the Stockholders at the Annual Meeting, we intend to file the Amendment with the Secretary of State of Delaware as soon as reasonably practicable after such approval and it will become effective upon filing.

The additional shares of Common Stock, when issued, would have the same rights and privileges as the shares of Common Stock now issued. There are no pre-emptive rights relating to the Common Stock. We do not presently have any agreements, understandings or arrangements regarding the issuance of additional shares of Common Stock. However, the Board believes the Company may need to secure financing in the near term for working capital to fund its exploration and field development program and possible drilling equipment acquisitions for which financing could involve the issuance or reserve for future issuance of additional shares of Common Stock and warrants. Our Board believes that the complexity of modern business financing and acquisition transactions requires greater flexibility in our capital structure than now exists. The Board believes that an increase in the authorized Common Stock would provide us with increased flexibility in the future to issue capital stock in connection with public or private offerings, stock dividends, stock splits, financing and acquisition transactions, employee benefit plans and other proper corporate purposes. Moreover, having such additional authorized shares of Common Stock available will give us the ability to issue stock without the expense and delay of a special meeting of stockholders, which delay might deprive us of the flexibility the Board views as important in facilitating the effective use of our stock. Except as otherwise required by applicable law or any applicable stock exchange rules, authorized but unissued shares of Common Stock may be issued at such time, for such purpose and for such consideration as the Board may determine to be appropriate, without further authorization by stockholders.

Any issuance of additional shares of Common Stock would increase the number of outstanding shares of Common Stock and (unless such issuance was pro-rata among existing stockholders) the percentage ownership of existing stockholders would be diluted accordingly. The dilutive effect of such an issuance could discourage a change in control by making it more difficult or costly. However, the currently widely held shares of the Company’s Common Stock among many individual shareholders both domestic and foreign already make any change of control difficult and costly. We are not aware of anyone seeking to accumulate Common Stock or obtain control of our company and have no present intention to use the additional authorized shares to deter a change in control.

The failure to approve the Proposed Amendment could limit us in connection with future capital raising transactions or other strategic transactions, if such transactions require us to issue common stock to reach important capital markets. If our shareholders do not approve the Proposed Amendment, it limits our ability to compete in the capital marketplace and enhance shareholder value through the development of our license areas, acquisitions and other strategic transactions. In such cases, we may lose opportunities due to the time delay and uncertainty of needing to hold a special meeting of shareholders in order to proceed with such transactions. In addition, the failure to approve the Proposed Amendment would limit us in connection with future stock dividends, stock splits, equity financings, strategic acquisitions and reserves for possible future issuance of warrants through our DSPP.

A copy of the Proposed Amendment, which includes the text of Article FOURTH as it is proposed to be amended, is attached as Appendix A to this Proxy Statement and incorporated by reference to this proposal. If the Proposed Amendment is approved by shareholders, the Proposed Amendment will become effective upon filing with the Delaware Secretary of State, which we intend to do promptly following such approval.

BOARD RECOMMENDATION

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT THE STOCKHOLDERS VOTE FOR THE PROPOSAL TO AMEND THE AMENDED AND RESTATED CERTIFICATE OF INCORPORATION TO INCREASE THE NUMBER OF SHARES OF COMMON STOCK THAT THE COMPANY IS AUTHORIZED TO ISSUE UP TO 1,600,000,000 SHARES.

PROPOSAL NO. 4

APPROVAL OF THE REDOMESTICATION OF THE COMPANY FROM DELAWARE TO TEXAS BY CONVERSION

We are seeking shareholder approval for this Proposal No. 4 to approve the conversion of the Company from a corporation organized under the laws of the State of Delaware to a corporation organized under the laws of the State of Texas and adopt the resolutions of the Board approving the redomestication attached as Annex D to this Proxy Statement, as more fully described in this Proposal No. 4, and has determined that the redomestication is in the best interests of the Company and its stockholders. The Texas Redomestication, if approved by our stockholders, will be effected through a conversion pursuant to Section 266 of the Delaware General Corporation Law (“DGCL”) and Title 1, Chapter 10, Subchapter C of the Texas Business Organizations Code (“TBOC”), as set forth in the plan of conversion (the “Plan of Conversion”), included as Annex A to this Proxy Statement. Approval of this Proposal No. 4 (the “Texas Redomestication Proposal”) will constitute approval of the Plan of Conversion. Through the adoption of the Plan of Conversion, upon the Texas Redomestication:

(1) the Company will continue in existence as a Texas corporation and will continue to operate our business under the current name, “Zion Oil & Gas, Inc.”;

(2) the affairs of the Company will cease to be governed by Delaware law at the time the Plan of Conversion is effective and will be subject to Texas law;

(3) the Company will cease to be governed by our existing charter and bylaws and will be instead subject to the provisions of the proposed Texas Certificate of Formation (the “Texas Charter”) and the proposed Texas Bylaws (the “Texas Bylaws”), forms of which are included as Annex B and Annex C, respectively, to this Proxy Statement;

(4) the Texas Redomestication will not result in any change in headquarters, business, jobs, management, properties, location of any of our offices or facilities, number of employees, obligations, assets, liabilities or net worth, except a Delaware franchise tax savings;

(5) each outstanding share of our common stock, par value $0.01 per share (“Delaware Corporation Common Stock”), will automatically become one outstanding share of common stock, par value $0.01 per share, of the Texas Corporation (“Texas Corporation Common Stock”) pursuant to the Plan of Conversion;

(6) stockholders will not need to exchange their existing stock certificates for new stock certificates;

(7) each outstanding warrant, option or right to acquire shares of Delaware Corporation Common Stock will continue in existence and automatically become a warrant, option or right to acquire an equal number of shares of the Texas Corporation Common Stock under the same terms and conditions;

(8) our common stock and warrant will continue to be traded on the OTC Market under the symbols “ZNOG” and “ZNOGW.” We do not expect any interruption in the trading of our common stock and warrant as a result of the Texas Redomestication; and

(9) for our foreign shareholders in approximately 60 foreign countries under the Delaware escheatment statutes, the escheat laws are especially more favorable in Texas than Delaware.

If our stockholders approve the Texas Redomestication, we anticipate that the Texas Redomestication will become effective as soon as practicable following the 2025 Annual Meeting (the “Effective Time”). In connection with the Texas Redomestication, the Company intends to make filings with the Secretary of State of Texas and the Secretary of State of Delaware and does not anticipate making any other filings to effect the Texas Redomestication. The Texas Redomestication may be delayed by the Board or the Plan of Conversion may be terminated and abandoned by action of the Board at any time prior to the Effective Time of the Texas Redomestication, whether before or after the approval by our stockholders, if the Board determines for any reason that such delay or abandonment would be in the best interests of the Company and all of its stockholders, as the case may be.

Following the Texas Redomestication, we will be governed by the TBOC instead of the DGCL, and we will be governed by the Texas Charter and Texas Bylaws. Approval of this Proposal will constitute approval of the Texas Charter and Texas Bylaws. Our current Amended and Restated Certificate of Incorporation (as amended, the “Delaware Charter”) and our current Amended and Restated Bylaws (as amended, the “Delaware Bylaws”) will no longer be in effect following completion of the Texas Redomestication. Copies of the Delaware Charter and Delaware Bylaws are included as Annex E and Annex F, respectively, to this Proxy Statement. Delaware and Texas provide substantially equivalent bundles of economic, governance, and litigation rights for stockholders, balancing relevant considerations against one another and as relevant to the Company. However, there were three differentiating factors: (1) Texas is the Company’s corporate headquarters and the home of corporate management; (2) Texas statutory law on corporate constituencies would better align with the Company’s mission-driven culture; and (3) Delaware has an established and respected business court and the largest body of corporate case law in the country, whereas recently Texas has created a business court, but the Texas statutes are more favorable to the Company and its shareholders. The Board balanced these considerations and concluded that, in its business judgment, it is in the best interests of the Company and all its stockholders for the Company to reincorporate in Texas. The Board, in this evaluation, included an examination of the effect of redomestication on the economic, governance, and litigation rights of stockholders (See Annex G).

The Texas Redomestication Proposal will effect a positive change in the quorum requirement for all meetings of stockholders. The presence, in person or by proxy, of the holders of thirty-five percent (35%) of the outstanding shares of the Texas Company’s stock entitled to vote will be required to constitute a quorum at any meeting of the Company’s stockholders. A majority of the outstanding shares of the Company’s Delaware stock entitled to vote is required to constitute a quorum at any meeting of Delaware’s stockholders. The Board believes that it is in the Company’s best interest to decrease the quorum requirement for all meetings of stockholders. With over 45,000 shareholders in approximately 60 different countries, the Board believes that without decreasing the quorum requirement, there is an increasing possibility that the Company will not be able to obtain a quorum at future stockholder meetings, thus hindering the Company’s ability to conduct business. It has become increasingly more difficult to obtain the current quorum as contained in the Delaware Bylaws at stockholder meetings and as a result the Company’s ability to conduct business may become impaired.

Executive management and our corporate office are based in Dallas, Texas. By comparison, we have no operations in Delaware. Our executives and management do not operate out of Delaware. We do not have our Board meetings in Delaware, and the Board does not visit Delaware. It was chosen as our state of incorporation solely because of its legal framework. As discussed above, the Board found no advantage to remaining incorporated in Delaware that justifies a split between the Company’s legal home and its physical home.

Governance Rights.   The Board concluded that governance rights are effectively the same in both states. For example, both Delaware and Texas have similar rules on classified boards, the removal of directors, charter and bylaw amendments, blank check preferred stock, stock buybacks, dividends, and appraisal. Where there may appear to be distinctions, the Board concluded that: most were differences in default rules that could be resolved in a Texas charter and bylaws.

Litigation Rights.   The Board identified no areas in which Texas and Delaware law meaningfully diverged on matters of substance. In most areas the Board examined, Texas and Delaware law apply essentially the same substantive rule, though Texas sometimes articulates it a bit differently. These include fiduciary duties owed to the corporation and the stockholders collectively, the corporate opportunities doctrine, director exculpation, indemnification, advancement, the business judgment rule, and the entire fairness standard of judicial review. In addition, the Board considered that Delaware law has addressed a number of issues impacting public companies that Texas law has not (yet), including Caremark oversight claims, public company conflicted controller transactions, and intermediate scrutiny of defensive tactics. However, Texas’s silence in these areas does not mean that Texas law is or will be meaningfully different from Delaware law. Texas courts often look to Delaware law to fill gaps in Texas law, and the Board concluded that there was no reason to believe that Texas law would provide substantially lesser litigation rights than Delaware in areas where it is currently silent. The Board identified two important areas with differences between Texas and Delaware stockholder litigation: procedural approaches to stockholder derivative claims and the fact that Texas recently began a specialized business court system. The Board concluded that these differences were procedural. In addition to its own analysis with its advisors, the Special Committee took note of commentary comparing Delaware and Texas law, including of ISS’s prior statement that “reincorporation from Delaware to Texas would appear to have a neutral impact on shareholders’ rights,” and Glass Lewis’ prior statement that “in most respects, the corporate statutes in Delaware and Texas are comparable.” Both have previously recommended voting in favor of multiple Delaware-to-Texas reincorporations.

There is Value in Local Decision-Making. Another advantage of home-state incorporation is that the legislators and judges making corporate law and the juries deciding fact disputes in corporate cases are drawn from the community in which the company operates. Corporate law and litigation often overlap with and impact business, employment, and operational matters. The Board believes that local decision-makers have a deeper understanding of our oil and gas business and therefore are best situated to make decisions about our corporate governance. The Board considered the likely relative predictability of Delaware and Texas law based on differences in their judicial systems. Delaware has the most respected corporate judicial system in the country and has an extensive body of corporate case law. In contrast, Texas has a new business court system and has a smaller body of corporate case law. This factor did not alter the balance in the Board’s evaluation of Delaware and Texas. In making this determination, the Board was persuaded by the broadly held academic view echoed by at least three former Delaware Supreme Court Justices and one former Chancellor on the Delaware Court of Chancery that Delaware law can be indeterminate because of its use of broad, flexible standards that are applied to individual cases in a highly fact-specific way. Although Texas has less corporate case law, Texas “has a more code-based corporate governance regime,” and so does not depend on cases to set out the law as much as Delaware.

Certain Risks Associated with the Texas Redomestication. Although the Board believes that Texas Redomestication is in the best interests of the Company and all of its stockholders, there can be no assurance that the Texas Redomestication will result in all or any of the benefits described in this Proxy Statement, including the benefits of or resulting from incorporation under Texas or the application of Texas law to the internal affairs of the Company.

Extensive Delaware Case Law and Established Court System. The Delaware Court of Chancery and Supreme Court are highly respected and experienced business courts. They have an extensive body of case law. The trials are before judges who are experts in corporate law. Delaware statutory law is regularly updated by the legislature. The Delaware system has long and widely been lauded for its expertise. Texas’s business courts were just created. They have less existing corporate case law.

Certain Differences Between Delaware and Texas Law. Although the Board has determined that the rights of stockholders under the DGCL and the TBOC are substantially equivalent and as relevant to the Company, the DGCL and Delaware case law collectively are different in certain respects than the TBOC and existing Texas case law in ways that may affect the rights of our stockholders (See Annex G). For instance, as further explained in the Company’s summary below, under the TBOC, a shareholder may inspect a Texas corporation’s books and records, subject to certain limitations, if such shareholder holds at least 5% of the outstanding shares of stock of the Texas corporation or has been a holder of shares for at least six months. The DGCL, on the other hand, does not require that a stockholder hold a certain number of shares or hold such shares for a stated period prior to exercising their books and records inspection rights. Thus, it is possible that some of our stockholders entitled to make a books and records demand today (as stockholders in a Delaware corporation) will not be able to make a similar demand following the Texas Redomestication.

Further, the TBOC expressly provides that it does not prohibit directors or officers from considering, approving or taking an action that promotes or has the effect of promoting a social, charitable or environmental purpose. Under Delaware law, on the other hand, there is no express statutory authority to consider such purposes, and fiduciary duties in most circumstances merely require directors to seek to maximize the value of the corporation for the long-term benefit of the stockholders unless the corporation is specifically incorporated as a public benefit corporation. As a result, as a Texas corporation, it is possible that our directors may consider the interests of other constituents.

The Board identified a handful of areas where the rule in Texas differed in some respect from the rule in Delaware. These were generally procedural and not relevant to the Company. The most potentially important area is related to antitakeover protections. Both Delaware and Texas permit a range of anti-takeover defenses, including poison pills. Both have business combination provisions, though they apply at different ownership thresholds: 20% in Texas and 15% in Delaware. Both allow boards of directors to create new vacancies and to fill them, though Texas limits the number of such vacancies that can be filled without a stockholder vote to 2. Another potential area of difference involved cash-out transactions and “Revlon duties”: Texas statutes allow directors to consider “the long-term and short-term interests of the corporation and the stockholders of the corporation, including the possibility that those interests may be best served by the continued independence of the corporation.” Delaware law, at least in certain circumstances, requires directors to accept the highest price reasonably available, though in many circumstances they are allowed to also “just say no” to a potential transaction and consider long-term interests.

No Exchange of Stock Certificates Required. Stockholders will not have to exchange their existing stock certificates for new stock certificates. At the Effective Time, each outstanding share of Delaware Corporation Common Stock will automatically be converted into one share of Texas Corporation Common Stock, and your stock certificates will represent the same number of shares of the Texas Corporation as they represented of the Delaware Corporation. If you hold physical stock certificates, you do not have to exchange your existing stock certificates of the Company for stock certificates of the Texas Corporation; however, after the Texas Redomestication, any shareholder desiring a new stock certificate may submit the existing stock certificate to Equiniti Trust Company, LLC, the Company’s transfer agent, for cancellation and obtain a new certificate by contacting Equiniti Trust Company, LLC at 844-699-6645. All of the Company’s obligations under the Company’s equity compensation plans will be obligations of the Texas Corporation. Each outstanding warrant and option to purchase shares of Delaware Corporation Common Stock under these plans will be converted into a warrant and option to purchase an equal number of shares of the Texas Corporation Common Stock on the same terms and conditions as in effect immediately prior to the Texas Redomestication. Each other stock award will be converted to an equivalent award with the same terms issued by the Texas Corporation.

Certain Federal Income Tax Consequences. We believe that for federal income tax purposes no gain or loss will be recognized by the Company, the Texas Corporation, or the stockholders of the Company who receive the Texas Corporation Common Stock for their Delaware Corporation Common Stock in connection with the Texas Redomestication. The aggregate tax basis of the Texas Corporation Common Stock received by a stockholder of the Company as a result of the Texas Redomestication will be the same as the aggregate tax basis of the Delaware Corporation Common Stock converted into that Texas Corporation Common Stock held by that stockholder as a capital asset at the time of the Texas Redomestication. Each stockholder’s holding period of the Texas Corporation Common Stock received in the Texas Redomestication will include the holding period of the common stock converted into that Texas Corporation Common Stock, provided the shares are held by such stockholder as a capital asset at the time of the Texas Redomestication. This Proxy Statement only discusses U.S. federal income tax consequences and has done so only for general information. It does not address all of the U.S. federal income tax consequences that may be relevant to particular stockholders based upon individual circumstances or to stockholders who are subject to special rules, such as financial institutions, tax-exempt organizations, insurance companies, dealers in securities, stockholders who hold their stock through a partnership or as part of a straddle or other derivative arrangement, foreign holders or holders who acquired their shares as compensation, whether through employee stock options or otherwise. This Proxy Statement does not address the tax consequences under state, local or foreign laws. State, local or foreign income tax consequences to stockholders may vary from the federal income tax consequences described above, and stockholders are urged to consult their own tax advisors as to the consequences to them of the Texas Redomestication under all applicable tax laws. This discussion is based on the U.S. Internal Revenue Code (the “Tax Code”), applicable Treasury Regulations, judicial authority and administrative rulings and practice, all in effect as of the date of this Proxy Statement, all of which are subject to differing interpretations and change, possibly with retroactive effect. The Company has neither requested nor received a tax opinion from legal counsel or rulings from the Internal Revenue Service regarding the consequences of the Reincorporation. There can be no assurance that future legislation, regulations, administrative rulings or court decisions would not alter the consequences discussed above.

Franchise Tax Savings and Filing Fees. The Company’s status as a Delaware corporation physically located in Texas requires the Company to comply with franchise tax obligations in both Delaware and Texas. The Company’s franchise taxes to the state of Delaware will no longer be required to be paid if the Texas Redomestication is completed. The Company’s Texas tax obligations will not change because of the Texas Redomestication, because the Texas franchise tax is based upon revenue only generated in Texas and all operations are foreign. Accordingly, the Texas Redomestication will result in savings by the Company of the Delaware franchise tax.

No Change in Business, Jobs or Physical Location. The Texas Redomestication will not result in any change in business, jobs, management, properties, location of any of our offices or facilities, number of employees, obligations, assets, liabilities or net worth. We intend to maintain our corporate headquarters in Texas. Our management, including all directors and officers, will remain the same in connection with the Texas Redomestication and will have identical positions with the Texas Corporation. The Texas Redomestication will not affect any of the Company’s material contracts with any third parties and the Company’s rights and obligations under such material contractual arrangements will continue as rights and obligations of the Texas Corporation.

No Securities Act Consequences. We will continue to be a publicly held company following completion of the Texas Redomestication, and our common stock and warrant will continue to be listed on the OTC Market and traded under the symbols “ZNOG” and “ZNOGW,” respectively. We will continue to file the required periodic reports and other documents with the SEC. We do not expect there to be any interruption in the trading of our common stock and warrant as a result of the Texas Redomestication. We and our shareholders will be in the same respective positions under the federal securities laws after the Texas Redomestication as we and our stockholders were prior to the Texas Redomestication.

No Material Accounting Implications. Effecting the Texas Redomestication will not have any material adverse accounting implications.

Change After Texas Redomestication. Apart from being governed by the Texas Charter, Texas Bylaws and the TBOC, following completion of the Texas Redomestication, the Company will continue to exist in the form of a Texas corporation and cease to exist as a Delaware corporation. By virtue of the Texas Redomestication, the Texas Corporation will be a continuation of the Delaware Corporation and all of the rights, privileges, and powers of the Delaware Corporation, and all property, real, personal, and mixed, and all debts due to the Delaware Corporation, as well as all other things and causes of action belonging to the Delaware Corporation, will remain vested in the Texas Corporation and will be the property of the Texas Corporation, and the title to any real property vested by deed or otherwise in the Delaware Corporation will not revert or be in any way impaired by reason of the Texas Redomestication, but all rights of creditors and all liens upon any property of the Delaware Corporation will be preserved unimpaired.

In addition, all debts, liabilities, and duties of the Delaware Corporation will remain attached to the Texas Corporation and may be enforced against the Texas Corporation to the same extent as if said debts, liabilities and duties had originally been incurred or contracted by it in its capacity as the Texas Corporation. The rights, privileges, powers and interest in property of the Delaware Corporation, as well as the debts, liabilities and duties of the Delaware Corporation, will not be deemed, as a consequence of the Texas Redomestication, to have been transferred to the Texas Corporation for any purpose of the laws of the State of Delaware. The conversion of the Delaware Corporation into the Texas Corporation and the resulting cessation of the Company’s existence as a corporation of Delaware will not affect any obligations or liabilities of the Company incurred prior to the conversion or the personal liability of any person incurred prior to the conversion, nor will it affect the choice of law applicable to the Company with respect to matters arising prior to the conversion.

BOARD RECOMMENDATION

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT THE STOCKHOLDERS VOTE FOR THE PROPOSAL TO APPROVE OF THE REDOMESTICATION OF THE COMPANY FROM DELAWARE TO TEXAS BY CONVERSION

OTHER MATTERS

At the Annual Meeting, management does not intend to present any matters other than matters referred to herein, and as of this date management does not know of any such matter that will be presented for a vote at said Meeting.

STOCKHOLDER PROPOSALS

Under the rules of the SEC, stockholder proposals intended to be presented at the Company’s 2025 Annual Meeting of Stockholders in accordance with Rule 14a-8 promulgated under the Exchange Act must be made in accordance with the bylaws of the Company and received by the Company, at its principal executive offices, to be eligible for inclusion in the Company’s proxy statement for that meeting, no later than December 31, 2024. The proposal must otherwise comply with all requirements of the SEC for stockholder proposals. Appropriate stockholder proposals submitted outside of Rule 14a-8 must be pursuant to our bylaws and policies. The Board will review any stockholder proposals that are filed as required and will determine whether such proposals meet applicable criteria for inclusion in its 2025 proxy statement.

SOLICITATION OF PROXIES

The Company will pay the cost for the solicitation of proxies. Solicitation of proxies may be made in person or by mail, telephone, or telecopy by directors, officers, and employees of the Company. The Company may also engage the services of others to solicit proxies in person or by telephone or telecopy. In addition, the Company may also request banking institutions, brokerage firms, custodians, nominees, and fiduciaries to forward solicitation material to the beneficial owners of Common Stock held of record by such persons, and the Company will reimburse such persons for the costs related to such services.

It is important that your shares be represented at the Annual Meeting. If you are unable to be present in person, you may vote by telephone or via the Internet. If you have received a paper copy of the proxy card by mail you may also sign, date and return the proxy card promptly in the enclosed postage-prepaid envelope.

“HOUSEHOLDING” OF PROXY MATERIALS

The SEC has adopted rules that permit companies and intermediaries such as brokers to satisfy delivery requirements for proxy statements and related notices with respect to two or more stockholders sharing the same address by delivering a single proxy statement or notice addressed to those stockholders. This process, which is commonly referred to as “householding,” potentially provides extra convenience for stockholders and cost savings for companies. The Company and some brokers household proxy materials, delivering a single proxy statement or notice to multiple stockholders sharing an address unless contrary instructions have been received from one or more of the affected stockholders. Once you have received notice from your broker or us that they or we will be householding materials to your address, householding will continue until you are notified otherwise or until you instruct us to the contrary. If, at any time, you no longer wish to participate in householding and would prefer to receive a separate proxy statement and related notices, or if you are receiving multiple copies of the proxy statement and related notices and wish to receive only one, please notify your broker if your shares are held in a brokerage account or us if you hold registered shares. You may notify us by sending a written request to Investor Relations, Zion Oil & Gas, Inc., 12655 North Central Expressway, Suite 1000, Dallas, Texas 75243 or by calling us at (214) 221-4610.

The Company undertakes to deliver promptly, upon written or oral request, a separate copy of the Annual Report on Form 10-K for the year ended December 31, 2024, the Proxy Statement and the Notice of Annual Meeting of Stockholders and related notices to a stockholder at a shared address to which a single copy of such documents was delivered. Stockholders may make such request in writing, directed to Investor Relations, Zion Oil & Gas, Inc., 12655 North Central Expressway, Suite 1000, Dallas, Texas 75243 or by calling us at (214) 221-4610.

By Order of the Board of Directors

/s/ JOHN M. BROWN
John M. Brown
Executive Chairman of the Board
April 10, 2025

Appendix A

CERTIFICATE OF AMENDMENT

TO

AMENDED AND RESTATED

CERTIFICATE OF INCORPORATION

OF

ZION OIL & GAS, INC.

The undersigned, Robert Dunn, Chief Executive Officer of Zion Oil & Gas, Inc., a Delaware corporation (the “Corporation”) does hereby certify as follows:

1.	The name of the Corporation is Zion Oil & Gas, Inc.

2.	The Amended and Restated Certificate of Incorporation was filed with the Secretary of State of the State of Delaware on July 2, 2003.

3.

Pursuant to the resolution of its Board of Directors, the 2025 Annual Meeting of the stockholders of said Corporation was duly called and held on June 4, 2025 upon notice in accordance with Section 222 of the Delaware General Corporation Law (DGCL) at which meeting the necessary number of shares as required by statute were voted in favor of the below amendment.

4.

The Company’s common stockholders approved to amend the Company’s Amended and Restated Certificate of Incorporation to increase the number of shares of common stock, par value $0.01 (“Common Stock”), that the Company is authorized to issue from 1,200 million to 1,600 million.

5.	The first paragraph of Article FOURTH of the Amended and Restated Certificate of Incorporation is hereby amended to read in its entirety of the first paragraph as follows:

“The total number of shares of common stock which the Corporation is authorized to issue is 1,600,000,000 shares of common stock with a par value of $0.01 per share.”

6.	This amendment of the Certificate of Incorporation was duly adopted in accordance with Section 242 of the Delaware General Corporation Law.

IN WITNESS WHEREOF, this certificate of amendment has been executed as of this ___ day of June 2025.

/s/ Robert Dunn Name: Robert Dunn Title: Chief Executive Officer

Annex A

Plan of Conversion of

Zion Oil & Gas, Inc., a Delaware corporation,
into
Zion Oil & Gas, Inc., a Texas corporation

This PLAN OF CONVERSION (this “Plan”), dated as of March 17, 2025, is hereby adopted by Zion Oil & Gas, Inc., a Delaware corporation (the “Converting Entity”), in order to set forth the terms, conditions and procedures governing its conversion into, and continued existence as, Zion Oil & Gas, Inc., a Texas corporation (the “Converted Entity”), pursuant to Title 1, Chapter 10, Subchapter C of the Texas Business Organizations Code (the “TBOC”).

WHEREAS, the Board of Directors of the Converting Entity has approved this Plan and the conversion of the Converting Entity into the Converted Entity (the “Conversion”), has adopted such resolutions as required pursuant to the terms of the Delaware General Corporation Law (the “DGCL”), and has submitted and recommended this Plan and the Conversion for approval by the stockholders of Converting Entity, and the stockholders of Converting Entity have validly approved this Plan and the Conversion in accordance with the requirements of the DGCL and the certificate of incorporation of the Converting Entity.

NOW, THEREFORE, Converting Entity does hereby adopt this Plan, as set forth below:

1.	Plan of Conversion

a.	The name of Converting Entity is “Zion Oil & Gas, Inc.”, a Delaware corporation.

b.	The name of Converted Entity is “Zion Oil & Gas, Inc.”, a Texas corporation.

c.

 Converting Entity is continuing its existence, without lapse or interruption, in the organizational form of a Texas for-profit corporation under the name “Zion Oil & Gas, Inc.”; that is, in the organizational form of the Converted Entity.

d.	The Converted Entity is to be a corporation, and its jurisdiction of formation is the State of Texas.

e.

As of the Effective Time (as defined in Section 2), automatically by virtue of the Conversion and without any further action on the part of any person, each share of common stock (including restricted stock, which shall remain restricted), par value $0.01 per share, of Converting Entity shall convert into one validly issued, fully paid and nonassessable share of common stock, par value $0.01 per share, of Converted Entity, and any warrant, option, restricted stock unit, equity or equity-based award, or other right to acquire any, or of any instrument to convert into or based on the value of, common stock or other equity security of Converting Entity shall from and after the Effective Time, be a warrant, option, restricted stock unit, equity or equity-based award or other right to acquire any, or of any instrument to convert into or based on the value of, the same amount of common stock or other equity securities of Converted Entity, respectively, and, if applicable, with the same exercise or purchase price per share.

f.

As of the Effective Time, automatically by virtue of the Conversion and without any further action on the part of any person, each employment letter or agreement, employee benefit plan or agreement, incentive compensation plan or agreement or other similar plan or agreement to which the Converting Entity is a party, or otherwise maintains, sponsors or contributes, shall continue to be a plan or agreement of the Converted Entity on the same terms and conditions and any references to the Converting Entity thereunder shall mean the Converted Entity on and after the Effective Time. To the extent that any such plan, letter or agreement provides for the issuance, or is otherwise based on the value, of common stock or other equity securities of the Converting Entity, as of the Effective Time, automatically by virtue of the Conversion and without any further action on the part of any person, such plan or agreement shall be deemed to provide for the issuance, or be based on the value, of common stock or other equity securities of the Converted Entity, respectively.

1

Annex A

g.

All of the outstanding certificates representing shares of common stock of the Converting Entity common stock immediately prior to the Effective Time shall be deemed for all purposes to continue to evidence ownership of and to represent the same number of shares of common stock of the Converted Entity.

h.

As of the Effective Time, automatically by virtue of the Conversion and without any further action on the part of any person, each agreement to which the Converting Entity is a party, shall continue to be an agreement of the Converted Entity on the same terms and conditions and any references to the Converting Entity thereunder shall, on and after the Effective Time, mean the Converted Entity.

2.

 Effective Time. The Conversion will be consummated under the TBOC by filing with the Secretary of State of the State of Texas (a) a Certificate of Conversion in the form required by the TBOC (the “Texas Certificate”) and executed in accordance with the relevant provisions of the TBOC and (b) a Certificate of Formation in the form attached hereto as Exhibit A (the “Certificate of Formation”). The time on which such Texas Certificate is accepted by the Texas Secretary of State shall be the “Effective Time”. Simultaneously with the filing of the Texas Certificate, Converting Entity is authorized and empowered to take any such actions as may be necessary or prudent in connection with the Conversion under the DGCL.

3.

Effects of the Conversion. The Conversion will have the effects set forth in the TBOC and, to the extent necessary, the DGCL, including without limitation the effects set forth in Section 1.c of this Plan. The Converted Entity will be responsible for the payment of all of the Converting Entity’s fees and franchise taxes and will be responsible for all of its debts and liabilities.

4.

Governance of the Converted Entity.   On and after the Effective Time, the affairs of the Converted Entity shall be governed in accordance with the TBOC and the Certificate of Formation, and the Bylaws of the Converted Entity in substantially the form attached hereto as Exhibit B. Immediately after the Effective Time, the directors and officers of the Converting Entity shall continue as the directors and officers of the Converted Entity.

5.

Foreign Qualifications of Converted Entity.   For the purpose of authorizing the Converted Entity to do business in any state, territory, or dependency of the United States, including, but not limited to, Delaware, or of any foreign country in which it is necessary or expedient for the Converted Entity to transact business, the officers of the Converted Entity are hereby authorized and empowered to appoint and substitute all necessary agents or attorneys for service of process, to designate and to prepare, execute, and file, for and on behalf of the Converted Entity, all necessary certificates, reports, powers of attorney, and other instruments as may be required by the laws of such state, territory, dependency, or country to authorize the Converted Entity to transact business therein, and whenever it is expedient for the Converted Entity to cease doing business therein and withdraw therefrom, to revoke any appointment of agent or attorney for service of process, and to file such certificates, reports, revocation of appointment, or surrender of authority as may be necessary to terminate the authority of the Converted Entity to do business in any such state, territory, dependency, or country, and all actions taken by the officers of the Converted Entity prior to the Effective Time in furtherance of this Section 5 shall be, and each of them hereby is, approved, ratified and confirmed in all respects as the proper acts and deeds of the Converted Entity.

2

Annex A

6.

Third Party Beneficiaries.   This Plan shall not confer any rights or remedies upon any person or entity other than as expressly provided herein. It being understood that, notwithstanding anything to the contrary in this Plan, no provision of this Plan is intended to, or does, confer any rights or remedies on any current or former employee or other service provider of the Converting Entity (nor any other individual associated therewith) and none of such individuals shall be regarded for any purpose as a third party beneficiary to this Plan.

7.

Severability.   Whenever possible, each term and provision of this Plan will be interpreted in such manner as to be effective and valid under applicable law, but if any term or provision of this Plan is held to be prohibited by or invalid under applicable law or in any jurisdiction, such term or provision will be ineffective only to the extent, of such prohibition or invalidity, without invalidating the remainder of this Plan. Upon the determination that any term or provision of this Plan is invalid, illegal or unenforceable, such term or provision shall be deemed amended in such jurisdiction, without further action on the part of any person or entity, to the limited extent necessary to render the same valid, legal or enforceable.

IN WITNESS WHEREOF, Zion Oil & Gas, Inc., a Delaware corporation, has caused this Plan to be executed by its duly authorized representative as of the date first stated above.

Zion Oil & Gas, Inc.
a Delaware corporation

By:

Name:

Title:

3

Annex B

CERTIFICATE OF FORMATION

OF

ZION OIL & GAS, INC.

a Texas corporation

Zion Oil & Gas, Inc., a corporation organized and existing under the laws of the State of Texas (the “Corporation”), hereby certifies as follows:

A.

Zion Oil & Gas, Inc., a Delaware corporation (the “Delaware Corporation”), with its principal place of business at 12655 North Central Expressway, Suite 1000, Dallas, Texas 75243, was originally incorporated in Florida on April 6, 2000, and reincorporated in Delaware on July 9, 2003.

B.

The Delaware Corporation was converted into a corporation incorporated under the laws of the State of Texas under the name “Zion Oil & Gas, Inc.” on , 2025 pursuant to a plan of conversion, under which the Delaware Corporation converted to the Corporation.

ARTICLE I

The filing entity being formed is a for-profit corporation. The name of the Corporation is Zion Oil & Gas, Inc.

ARTICLE II

The address of the Corporation’s registered office in the State of Texas is 1999 Bryan Street, Suite 900, Dallas, Texas 75201-3136. The name of its registered agent at such address is CT Corporation System. The initial mailing address of the Corporation is 12655 North Central Expressway, Suite 1000, Dallas, Texas 75243.

ARTICLE III

The nature of the business or purposes to be conducted or promoted by the Corporation is to engage in any lawful act or activity for which corporations may be organized under the Texas Business Organizations Code (the “TBOC”).

ARTICLE IV

4.1.    Authorized Capital Stock. The total number of shares of all classes of capital stock which the Corporation is authorized to issue is 1,200,000,000 shares of Common Stock, par value $0.01 per share (the “Common Stock”).

4.2.    Increase or Decrease in Authorized Capital Stock. The number of authorized shares of Common Stock may be increased or decreased (but not below the number of shares thereof then outstanding) by the affirmative vote of the holders of a majority in voting power of the stock of the Corporation entitled to vote.

4.3.	Common Stock.

(a)    The holders of shares of Common Stock shall be entitled to one vote for each share on each matter properly submitted to the shareholders on which the holders of Common Stock shares are entitled to vote. Except as otherwise required by law or this certificate of formation (this “Certificate of Formation” which term, as used herein, shall mean the certificate of formation of the Corporation, as amended from time to time. Further subject to the Bylaws and the provisions of Article IX of this Certificate of Formation, the vote of shareholders holding a majority of the shares of stock entitled to vote on the matter then outstanding shall be sufficient to approve, authorize, adopt, or to otherwise cause the Corporation to take, or affirm the Corporation’s taking of, any action, including any “fundamental business transaction” as defined in the TBOC.

1

Annex B

(b) The holders of shares of Common Stock shall be entitled to receive such dividends and other distributions (payable in cash, property or capital stock of the Corporation) when, as and if declared thereon by the Board of Directors from time to time out of any assets or funds of the Corporation legally available therefor and shall share equally on a per share basis in such dividends and distributions.

(c) In the event of any voluntary or involuntary liquidation, dissolution or winding-up of theCorporation, after payment or provision for payment of the debts and other liabilities of the Corporation, the holders of shares of Common Stock shall be entitled to receive all the remaining assets of the Corporation available for distribution to its shareholders, ratably in proportion to the number of shares of Common Stock held by them.

ARTICLE V

5.1.    General Powers. The business and affairs of the Corporation shall be managed by or under the direction of the Board of Directors.

5.2.    Number of Directors; Initial Directors; Election; Term.

(a)    The number of directors constituting the initial Board of Directors is twelve (12) and their names and addresses are as follows:

Name	Address

1. John M. Brown	12655 N. Central Expressway, Suite 1000, Dallas, Texas 75243

2. Robert Dunn	12655 N. Central Expressway, Suite 1000, Dallas, Texas 75243

3. Paul Oroian	12655 N. Central Expressway, Suite 1000, Dallas, Texas 75243

4. Jeffrey Moskowitz	12655 N. Central Expressway, Suite 1000, Dallas, Texas 75243

5. Martin M. Van Brauman	12655 N. Central Expressway, Suite 1000, Dallas, Texas 75243

6. Sarah Caygill	12655 N. Central Expressway, Suite 1000, Dallas, Texas 75243

7. Javier A. Mazon	12655 N. Central Expressway, Suite 1000, Dallas, Texas 75243

8. Pandji Christiaan Putra	12655 N. Central Expressway, Suite 1000, Dallas, Texas 75243

9. Virginia Prodan	12655 N. Central Expressway, Suite 1000, Dallas, Texas 75243

2

Annex B

10. Lee Russell	12655 N. Central Expressway, Suite 1000, Dallas, Texas 75243

11. Brad Dacus	12655 N. Central Expressway, Suite 1000, Dallas, Texas 75243

12. Kent Siegel	12655 N. Central Expressway, Suite 1000, Dallas, Texas 75243

(b)    The number of directors that constitutes the entire Board of Directors of the Corporation shall be fixed solely by the manner provided in the Bylaws.

(c) The directors of the Corporation shall be divided into three classes as nearly equal in size as is practicable, hereby designated Class I, Class II and Class III. The assignment of members of the Board of Directors to each such class shall be made by the Board of Directors. The term of office of Class I, II and III directors shall expire at the regularly scheduled annual meeting of the shareholders following the three years after their respective term of office. At each annual meeting of shareholders, each of the successors elected to replace the directors of a Class whose term shall have expired at such annual meeting shall be elected to hold office until the third annual meeting next succeeding his or her election and until his or her respective successor shall have been duly elected and qualified. If the number of directors that constitutes the Board of Directors is changed, any newly created directorships or decrease in directorships shall be so apportioned by the Board of Directors among the classes as to make all classes as nearly equal in number as is practicable, provided that no decrease in the number of directors constituting the Board of Directors shall shorten the term of any incumbent director.

(d)    Notwithstanding the foregoing provisions of this Section 5.2, each director shall serve until his or her successor is duly elected and qualified or until his or her earlier death, resignation, or removal.

(e)    Elections of directors need not be by written ballot unless the Bylaws of the Corporation shall so provide.

5.3.    Removal. A director may be removed from the office by the shareholders of the Corporation only for cause.

5.4.    Vacancies and Newly Created Directorships. Except as otherwise provided in the TBOC, vacancies occurring on the Board of Directors for any reason and newly created directorships resulting from an increase in the authorized number of directors may be filled in any manner permitted by the TBOC, including by (a) the Board of Directors at any meeting of the Board of Directors by vote of a majority of the remaining members of the Board of Directors, although less than a quorum, or (b) a sole remaining director, in each case to the extent permitted by the TBOC. A person elected or appointed to fill a vacancy or newly created directorship shall hold office until the next election of the class for which such director shall have been assigned by the Board of Directors and until his or her successor shall be duly elected and qualified.

ARTICLE VI

In furtherance and not in limitation of the powers conferred by statute, the Board of Directors of the Corporation is expressly authorized to adopt, amend or repeal the Bylaws of the Corporation.

3

Annex B

ARTICLE VII

7.1.    Action by Written Consent of Shareholders. Any action required or permitted by the TBOC to be taken at any annual or special meetings of shareholders, may be taken without a meeting, without prior notice and without a vote, if a consent or consents in writing, setting forth the action so taken, shall be signed by all holders of shares entitled to vote on such action. Any such action taken by written consent shall be delivered to the Corporation at its principal office.

7.2.    Special Meetings. The special meetings of shareholders of the Corporation may be called only by the majority of the Board of Directors, the chairperson of the Board of Directors, the chief executive officer, (to the extent required by the TBOC ) the president, or by the holders of not less than 50% (or the highest percentage of ownership that may be set under the TBOC) of the Corporation’s then outstanding shares of capital stock entitled to vote at such special meeting. The Board of Directors may postpone or reschedule any previously scheduled special meeting at any time, before or after the notice for such meeting has been sent to the shareholders.

7.3.    Advance Notice. Advance notice of shareholder nominations for the election of directors and of business to be brought by shareholders before any meeting of the shareholders of the Corporation shall be given in the manner provided in the Bylaws of the Corporation.

7.4.    Quorum. The holders of the shares entitled to vote at a meeting of the shareholders of the corporation that is less than the majority but not less than one-third (35%) of the shares entitled to vote and are present or represented by proxy at the meeting are a quorum for the consideration of a matter to be presented at that meeting.

ARTICLE VIII

8.1.    Limitation of Personal Liability. To the fullest extent permitted by the TBOC, as it presently exists or may hereafter be amended from time to time, a director of the Corporation shall not be personally liable to the Corporation or its shareholders for monetary damages for breach of fiduciary duty as a director. If the TBOC is amended to authorize corporate action further eliminating or limiting the personal liability of directors, then the liability of a director of the Corporation shall be eliminated or limited to the fullest extent permitted by the TBOC, as so amended. Any repeal or amendment of this Section 8.1 by the shareholders of the Corporation or by changes in law, or the adoption of any other provision of this Certificate of Formation inconsistent with this Section 8.1 will, unless otherwise required by law, be prospective only (except to the extent such amendment or change in law permits the Corporation to further limit or eliminate the liability of directors) and shall not adversely affect any right or protection of a director of the Corporation existing at the time of such repeal or amendment or adoption of such inconsistent provision with respect to acts or omissions occurring prior to such repeal or amendment or adoption of such inconsistent provision.

8.2. Indemnification. To the fullest extent permitted by the TBOC, as it presently exists or may hereafter be amended from time to time, the Corporation is also authorized to provide indemnification of (and advancement of expenses to) its directors, officers and agents of the Corporation (and any other persons to which the TBOC permits the Corporation to provide indemnification) through bylaw provisions, agreements with such agents or other persons, vote of shareholders or disinterested directors or otherwise.

ARTICLE IX

The Corporation reserves the right to amend, alter, change or repeal any provision contained in this Certificate of Formation, in the manner now or hereafter prescribed by this Certificate of Formation and the TBOC; and all rights, preferences and privileges herein conferred upon shareholders by and pursuant to this Certificate of Formation in its present form or as hereafter amended are granted subject to the right reserved in this Article IX. Notwithstanding any other provision of this Certificate of Formation, and in addition to any other vote that may be required by law, the affirmative vote of the holders of at least 662∕3% of the voting power of all the outstanding shares of capital stock of the Corporation entitled to vote generally in the election of directors shall be required to amend, alter or repeal, or adopt any provision as part of this Certificate of Formation inconsistent with the purpose and intent of Articles V, VI, VII, or this Article IX (including, without limitation, any such Article as renumbered as a result of any amendment, alteration, change, repeal or adoption of any other Article).

4

Annex B

Effectiveness of Filing

This document becomes effective when the document is filed by the Secretary of State.

Execution

The undersigned affirms that the person or company designated as registered agent has consented to the appointment. The undersigned also affirms that, to the best knowledge of the undersigned, the name provided as the name of the filing entity does not falsely imply an affiliation with a governmental entity. The undersigned signs this document subject to the penalties imposed by law for the submission of a materially false or fraudulent instrument and certifies under penalty of perjury that the undersigned is authorized to execute the filing instrument.

IN WITNESS WHEREOF, Zion Oil & Gas, Inc. has caused this Certificate of Formation to be signed by a duly authorized officer of the Corporation on this ____ day of ______ 2025.

By: __________________________________

_____________________________________

5

Annex C

BYLAWS

OF

ZION OIL & GAS, INC.

(as in effect pursuant to the plan of conversion adopted on March 17, 2025)

1

Annex C

2

Annex C

ARTICLE V – OFFICERS

5.1 OFFICERS	31
5.2 APPOINTMENT OF OFFICERS	31
5.3 SUBORDINATE OFFICERS	31
5.4 REMOVAL AND RESIGNATION OF OFFICERS	31
5.5 VACANCIES IN OFFICE	32
5.6 REPRESENTATION OF SHARES OF OTHER CORPORATIONS	32
5.7 AUTHORITY AND DUTIES OF OFFICERS	32
5.8 THE CHAIRPERSON OF THE BOARD	32
5.9 THE VICE CHAIRPERSON OF THE BOARD	32
5.10 THE CHIEF EXECUTIVE OFFICER	32
5.11 THE PRESIDENT	33
5.12 THE VICE PRESIDENTS AND ASSISTANT VICE PRESIDENTS	33
5.13 THE SECRETARY AND ASSISTANT SECRETARIES	33
5.14 THE CHIEF FINANCIAL OFFICER	34
5.15 THE TREASURER AND ASSISTANT TREASURERS	34

ARTICLE VI – STOCK

6.1 STOCK CERTIFICATES	34
6.2 LOST, STOLEN OR DESTROYED CERTIFICATES	35
6.3 DIVIDENDS	35
6.4 TRANSFER OF STOCK	35
6.5 STOCK TRANSFER AGREEMENTS	35
6.6 REGISTERED SHAREHOLDERS	36

ARTICLE VII – MANNER OF GIVING NOTICE AND WAIVER

7.1 NOTICE OF SHAREHOLDERS’ MEETINGS	36
7.2 NOTICE BY ELECTRONIC TRANSMISSION	36
7.3 NOTICE TO SHAREHOLDERS SHARING AN ADDRESS	37
7.4 WAIVER OF NOTICE	37

ARTICLE VIII – INDEMNIFICATION

8.1 INDEMNIFICATION OF DIRECTORS AND OFFICERS IN THIRD PARTY PROCEDDINGS	38
8.2 INDEMNIFICATION OF DIRECTORS AND OFFICERS IN ACTIONS BY OR IN THE RIGHT OF THE CORPORATION	38
8.3 SUCCESSFUL DEFENSE	39
8.4 INDEMNIFICATION OF OTHERS	39
8.5 ADVANCE PAYMENT OF EXPENSES	39

3

Annex C

8.6 LIMITATION ON INDEMNIFICATION	40
8.7 DETERMINATION; CLAIM	41
8.8 NON-EXCLUSIVITY OF RIGHTS	41
8.9 INSURANCE	41
8.10 SURVIVAL	41
8.11 EFFECT OF REPEAL OR MODIFICATION	42
8.12 CERTAIN DEFEINITIONS	42

ARTICLE IX – GENERAL MATTERS

9.1 EXECUTION OF CORPORATE CONTRACTS AND INSTRUMENTS	42
9.2 FISCAL YEAR	43
9.3 SEAL	43
9.4 CONSTRUCTION; DEFINITIONS	43

ARTICLE X – AMENDMENTS	43
ARTICLE XI – EXCLUSIVE FORUM	43

4

Annex C

BYLAWS OF ZION OIL & GAS, INC.

ARTICLE I — CORPORATE OFFICES

1.1   REGISTERED OFFICE

The registered office of ZION OIL & GAS, INC. shall be fixed in the corporation’s certificate of formation. References in these bylaws to the certificate of formation shall mean the certificate of formation of the corporation, as amended from time to time.

1.2   OTHER OFFICES

The corporation’s board of directors may at any time establish other offices at any place or places where the corporation is qualified to do business.

ARTICLE II — MEETINGS OF SHAREHOLDERS

2.1   PLACE OF MEETINGS

Meetings of shareholders shall be held at any place, within or outside the State of Texas, designated by the board of directors. The board of directors may, in its sole discretion, determine that a meeting of shareholders shall not be held at any place, but may instead be held solely by means of remote communication as authorized by Section 6.002(a) of the Texas Business Organizations Code (the “TBOC”). In the absence of any such designation or determination, shareholders’ meetings shall be held at the corporation’s principal executive office.

2.2   ANNUAL MEETING

The annual meeting of shareholders shall be held on such a date, at such time, and at such place (if any) within or without the State of Texas as shall be designated from time to time by the board of directors and stated in the corporation’s notice of the meeting. At the annual meeting, directors shall be elected, and any other proper business may be transacted.

2.3   SPECIAL MEETING

(i)   A special meeting of the shareholders, other than those required by statute, may be called at any time only by (A) the majority of the board of directors, (B) the chairperson of the board of directors, (C) the chief executive officer, (D) (to the extent required by the TBOC) the president or (E) as otherwise provided in the certificate of formation. A special meeting of the shareholders may not be called by any other person or persons. The board of directors may cancel (to the extent permitted under the TBOC), postpone or reschedule any previously scheduled special meeting at any time, before or after notice for such meeting has been sent to the shareholders.

5

Annex C

(ii)   The notice of a special meeting shall include the purpose for which the meeting is called. Only such business shall be conducted at a special meeting of shareholders as shall have been brought before the meeting by or at the direction of the majority of the board of directors, the chairperson of the board of directors, the chief executive officer, the president or the shareholders holding at least 50% of the corporation’s then outstanding shares of capital stock entitled to vote at such special meeting who have called such special meeting. Nothing contained in this Section 2.3(ii) shall be construed as limiting, fixing or affecting the time when a meeting of shareholders called by action of the board of directors may be held.

2.4   ADVANCE NOTICE PROCEDURES

(i)   Advance Notice of Shareholder Business.   At an annual meeting of the shareholders, only such business shall be conducted as shall have been properly brought before the meeting. To be properly brought before an annual meeting, business must be brought: (A) pursuant to the corporation’s proxy materials with respect to such meeting, (B) by or at the direction of the board of directors, or (C) by a shareholder of the corporation who (1) is a shareholder of record at the time of the giving of the notice required by this Section 2.4(i) and on the record date for the determination of shareholders entitled to vote at the annual meeting, (2) has held continuously 20 percent or more of the outstanding shares of the common stock for at least one year prior to the record date and (3) has timely complied in proper written form with the notice procedures set forth in this Section 2.4(i). In addition, for business to be properly brought before an annual meeting by a shareholder, such business must be a proper matter for shareholder action pursuant to these bylaws and applicable law. Except for proposals properly made in accordance with Rule 14a-8 under the Securities Exchange Act of 1934 (as amended, and including any successor thereto, the “1934 Act”), and the rules and regulations thereunder, and included in the notice of meeting given by or at the direction of the board of directors, for the avoidance of doubt, clause (C) above shall be the exclusive means for a shareholder to bring business before an annual meeting of shareholders.

6

Annex C

(a)   To comply with clause (C) of Section 2.4(i) above, a shareholder’s notice must set forth all information required under this Section 2.4(i) and must be timely received by the secretary of the corporation. To be timely, a shareholder’s notice must be received by the secretary at the principal executive offices of the corporation not later than the 45th day nor earlier than the 75th day before the one-year anniversary of the date on which the corporation first mailed its proxy materials or a notice of availability of proxy materials (whichever is earlier) for the preceding year’s annual meeting; provided, however, that in the event that no annual meeting was held in the previous year or if the date of the annual meeting is advanced by more than 30 days prior to or delayed by more than 60 days after the one-year anniversary of the date of the previous year’s annual meeting, then, for notice by the shareholder to be timely, it must be so received by the secretary not earlier than the close of business on the 120th day prior to such annual meeting and not later than the close of business on the later of (i) the 90th day prior to such annual meeting, or (ii) the tenth day following the day on which Public Announcement (as defined below) of the date of such annual meeting is first made. In no event shall any adjournment or postponement of an annual meeting or the announcement commence a new time for the giving of shareholder’s notice as described in this Section 2.4(i)(a). “Public Announcement” shall mean disclosure in a press release reported by the Dow Jones News Service, Associated Press or a comparable national news service or in a document publicly filed by the corporation with the Securities and Exchange Commission (the “SEC”) pursuant to Section 13, 14 or 15(d) of the 1934 Act.

(b)   To be in proper written form, a shareholder’s notice to the secretary must set forth as to each matter of business the shareholder intends to bring before the annual meeting: (1) a brief description of the business intended to be brought before the annual meeting and the reasons for conducting such business at the annual meeting, (2) the name and address, as they appear on the corporation’s books, of the shareholder proposing such business and any Shareholder Associated Person (as defined below), (3) the number of shares of the corporation that are held of record or are beneficially owned by the shareholder or any Shareholder Associated Person and any derivative positions held or beneficially held by the shareholder or any Shareholder Associated Person, (4) whether and the extent to which any hedging or other transaction or series of transactions has been entered into by or on behalf of such shareholder or any Shareholder Associated Person with respect to any securities of the corporation, and a description of any other agreement, arrangement or understanding (including without limitation any short position or any borrowing or lending of shares), the effect or intent of which is to mitigate loss to, or to manage the risk or benefit from share price changes for, or to increase or decrease the voting power of, such shareholder or any Shareholder Associated Person with respect to any securities of the corporation, (5) any material interest of the shareholder or a Shareholder Associated Person in such business, and (6) a statement whether either such shareholder or any Shareholder Associated Person will deliver a proxy statement and form of proxy to holders of at least the percentage of the corporation’s voting shares required under applicable law to carry the proposal (such information provided and statements made as required by clauses (1) through (6), a “Business Solicitation Statement”). In addition, to be in proper written form, a shareholder’s notice to the secretary must be supplemented not later than ten days following the record date for notice of the meeting to disclose the information contained in clauses (3) and (4) above as of the record date for notice of the meeting. For purposes of this Section 2.4, a “Shareholder Associated Person” of any shareholder shall mean (i) any person controlling, directly or indirectly, or acting in concert with, such shareholder, (ii) any beneficial owner of shares of stock of the corporation owned of record or beneficially by such shareholder and on whose behalf the proposal or nomination, as the case may be, is being made, or (iii) any person controlling, controlled by or under common control with such person referred to in the preceding clauses (i) and (ii).

7

Annex C

(c)   Without exception, no business shall be conducted at any annual meeting except in accordance with the provisions set forth in this Section 2.4(i) and, if applicable, Section 2.4(ii). In addition, business proposed to be brought by a shareholder may not be brought before the annual meeting if such shareholder or a Shareholder Associated Person, as applicable, takes action contrary to the representations made in the Business Solicitation Statement applicable to such business or if the Business Solicitation Statement applicable to such business contains an untrue statement of a material fact or omits to state a material fact necessary to make the statements therein not misleading. The chairperson of the annual meeting shall, if the facts warrant, determine and declare at the annual meeting that business was not properly brought before the annual meeting and in accordance with the provisions of this Section 2.4(i), and, if the chairperson should so determine, he or she shall so declare at the annual meeting that any such business not properly brought before the annual meeting shall not be conducted.

(ii)   Advance Notice of Director Nominations at Annual Meetings.   Notwithstanding anything in these bylaws to the contrary, only persons who are nominated in accordance with the procedures set forth in this Section 2.4(ii) shall be eligible for election or re-election as directors at an annual meeting of shareholders. Nominations of persons for election or re-election to the board of directors of the corporation shall be made at an annual meeting of shareholders only (A) by or at the direction of the board of directors, (B) by a shareholder of the corporation who (1) was a shareholder of record at the time of the giving of the notice required by this Section 2.4(ii) and on the record date for the determination of shareholders entitled to vote at the annual meeting, (2) has held continuously 20 percent or more of the outstanding shares of the common stock for at least one year prior to the record date and (3) has complied with the notice procedures set forth in this Section 2.4(ii) and the applicable requirements of Rule 14a-19 under the 1934 Act, or (C) by an Eligible Shareholder (as defined in Section 2.15 of these bylaws) who complies with the procedures set forth in Section 2.15 of these bylaws. In addition to any other applicable requirements, for a nomination to be made by a shareholder in accordance with clause (B) of this Section 2.4(ii), the shareholder must have given timely notice thereof in proper written form to the secretary of the corporation.

8

Annex C

(a)   To comply with clause (B) of Section 2.4(ii) above, a nomination to be made by a shareholder must set forth all information required under this Section 2.4(ii) and must be received by the secretary of the corporation at the principal executive offices of the corporation at the time set forth in, and in accordance with, the final three sentences of Section 2.4(i)(a) above.

(b)   To be in proper written form, such shareholder’s notice to the secretary must set forth:

(1)   as to each person (a “nominee”) whom the shareholder proposes to nominate for election or re-election as a director: (A) the name, age, business address and residence address of the nominee, (B) the principal occupation or employment of the nominee, (C) the number of shares of the corporation that are held of record or are beneficially owned by the nominee and any derivative positions held or beneficially held by the nominee, (D) the information required by Section 2.15(vi)(g) below, (E) whether and the extent to which any hedging or other transaction or series of transactions has been entered into by or on behalf of the nominee with respect to any securities of the corporation, and a description of any other agreement, arrangement or understanding (including without limitation any short position or any borrowing or lending of shares), the effect or intent of which is to mitigate loss to, or to manage the risk or benefit of share price changes for, or to increase or decrease the voting power of the nominee, (F) a description of all arrangements or understandings between the shareholder and each nominee and any other person or persons (naming such person or persons) pursuant to which the nominations are to be made by the shareholder, (G) a written statement executed by the nominee acknowledging that as a director of the corporation, the nominee will owe a fiduciary duty under Texas law with respect to the corporation and its shareholders, and (H) any other information relating to the nominee that would be required to be disclosed about such nominee if proxies were being solicited for the election or re-election of the nominee as a director, or that is otherwise required, in each case pursuant to Regulation 14A under the 1934 Act (including without limitation the nominee’s written consent to being named as a nominee in any proxy statement relating to the applicable meeting of shareholders and to serving as a director if elected or re-elected, as the case may be); and

(2)   as to such shareholder giving notice, (A) the information required to be provided pursuant to clauses (2) through (5) of Section 2.4(i)(b) above, and the supplement referenced in the second sentence of Section 2.4(i)(b) above (except that the references to “business” in such clauses shall instead refer to nominations of directors for purposes of this paragraph), (B) a statement that either such shareholder or Shareholder Associated Person intends to solicit the holders of shares representing at least 67% of the voting power of shares entitled to vote in the election of directors, and (C) all other information required by Rule 14a-19 under the 1934 Act (such information provided and statements made as required by clauses (A), (B) and (C) above, a “Nominee Solicitation Statement”).

9

Annex C

(c)   To comply with clause (B) of Section 2.4(ii) above, a shareholder providing notice of any nomination proposed to be made at a meeting of shareholders shall further update and supplement such notice (1) if necessary so that the information provided or required to be provided in such notice pursuant to this Section 2.4(ii) shall be true and correct as of the record date for determining the shareholders entitled to receive notice of and to vote at such meeting of shareholders, and such update and supplement must be received by the secretary of the corporation at the principal executive offices of the corporation not later than five business days following the later of the record date for the determination of shareholders entitled to receive notice of and to vote at the meeting of shareholders and the date notice of the record date is first publicly disclosed and (2) to provide evidence that the shareholder providing the notice has solicited proxies from holders representing at least 67% of the voting power of the shares of capital stock entitled to vote in the election of directors, and such update and supplement must be received by the secretary of the corporation at the principal executive offices of the corporation not later than five business days after the shareholder files a definitive proxy statement in connection with the meeting of shareholders.

(d)   At the request of the board of directors, any person nominated by a shareholder for election or re-election as a director must furnish to the secretary of the corporation (1) that information required to be set forth in the shareholder’s notice of nomination of such person as a director as of a date subsequent to the date on which the notice of such person’s nomination was given and (2) such other information as may reasonably be required by the corporation to determine the eligibility of such proposed nominee to serve as an independent director or audit committee financial expert of the corporation under applicable law, securities exchange rule or regulation, or any publicly-disclosed corporate governance guideline or committee charter of the corporation and (3) that could be material to a reasonable shareholder’s understanding of the independence, or lack thereof, of such nominee; in the absence of the furnishing of such information if requested, such shareholder’s nomination shall not be considered in proper form pursuant to this Section 2.4(ii).

10

Annex C

(e)   Without exception, no person shall be eligible for election or re-election as a director of the corporation at an annual meeting of shareholders unless nominated in accordance with the provisions set forth in this Section 2.4(ii). In addition, a nominee shall not be eligible for election or re-election if a shareholder or Shareholder Associated Person, as applicable, takes action contrary to the representations made in the Nominee Solicitation Statement applicable to such nominee or if the Nominee Solicitation Statement applicable to such nominee contains an untrue statement of a material fact or omits to state a material fact necessary to make the statements therein not misleading. The chairperson of the annual meeting shall, if the facts warrant, determine and declare at the annual meeting that a nomination was not made in accordance with the provisions prescribed by these bylaws, and if the chairperson should so determine, he or she shall so declare at the annual meeting, and the defective nomination shall be disregarded.

(iii)   Advance Notice of Director Nominations for Special Meetings.

(a)   For a special meeting of shareholders at which directors are to be elected or re-elected, nominations of persons for election or re-election to the board of directors shall be made only (1) by or at the direction of the board of directors or (2) by any shareholder of the corporation who (A) is a shareholder of record at the time of the giving of the notice required by this Section 2.4(iii) and on the record date for the determination of shareholders entitled to vote at the special meeting, (B) has held continuously 20 percent or more of the outstanding shares of the common stock for at least one year prior to the record date and (C) delivers a timely written notice of the nomination to the secretary of the corporation that includes the information set forth in Sections 2.4(ii)(b), (ii)(c) and (ii)(d) above. To be timely, such notice must be received by the secretary at the principal executive offices of the corporation not later than the close of business on the later of the 90th day prior to such special meeting or the tenth day following the day on which Public Announcement is first made of the date of the special meeting and of the nominees proposed by the board of directors to be elected or re-elected at such meeting. A person shall not be eligible for election or re-election as a director at a special meeting unless the person is nominated (i) by or at the direction of the board of directors or (ii) by a shareholder in accordance with the notice procedures set forth in this Section 2.4(iii). In addition, a nominee shall not be eligible for election or re-election if a shareholder or Shareholder Associated Person, as applicable, takes action contrary to the representations made in the Nominee Solicitation Statement applicable to such nominee or if the Nominee Solicitation Statement applicable to such nominee contains an untrue statement of a material fact or omits to state a material fact necessary to make the statements therein not misleading.

(b)   The chairperson of the special meeting shall, if the facts warrant, determine and declare at the meeting that a nomination or business was not made in accordance with the procedures prescribed by these bylaws, and if the chairperson should so determine, he or she shall so declare at the meeting, and the defective nomination or business shall be disregarded.

11

Annex C

(iv)   Other Requirements and Rights.   In addition to the foregoing provisions of this Section 2.4, a shareholder must also comply with all applicable requirements of state law and of the 1934 Act and the rules and regulations thereunder with respect to the matters set forth in this Section 2.4. Nothing in this Section 2.4 shall be deemed to affect any rights of:

(a)   a shareholder to request inclusion of proposals in the corporation’s proxy statement pursuant to Rule 14a-8 (or any successor provision) under the 1934 Act; or

(b)   the corporation to omit a proposal from the corporation’s proxy statement pursuant to Rule 14a-8 (or any successor provision) under the 1934 Act.

2.5   NOTICE OF SHAREHOLDERS’ MEETINGS

Whenever shareholders are required or permitted to take any action at a meeting, a written notice of the meeting shall be given which shall state the place, if any, date and hour of the meeting, the means of remote communications, if any, by which shareholders and proxy holders may be deemed to be present in person and vote at such meeting, the record date for determining the shareholders entitled to vote at the meeting, if such date is different from the record date for determining shareholders entitled to notice of the meeting, and, in the case of a special meeting, the purpose or purposes for which the meeting is called. Except as otherwise provided in the TBOC, the certificate of formation or these bylaws, the written notice of any meeting of shareholders shall be given not less than 10 nor more than 60 days before the date of the meeting to each shareholder entitled to vote at such meeting as of the record date for determining the shareholders entitled to notice of the meeting.

2.6   QUORUM

The holders of a less than the majority of the stock issued and outstanding and entitled to vote but not less than one-third of the shares issued and outstanding and entitled to vote are present in person or represented by proxy, shall constitute a quorum for the transaction of business at all meetings of the shareholders.

If a quorum is not present or represented at any meeting of the shareholders, then either (i) the chairperson of the meeting, or (ii) the majority of the shareholders entitled to vote at the meeting, present in person or represented by proxy, shall have power to adjourn the meeting from time to time, without notice other than announcement at the meeting, until a quorum is present or represented. At such adjourned meeting at which a quorum is present or represented, any business may be transacted that might have been transacted at the meeting as originally noticed.

12

Annex C

2.7   ADJOURNED MEETING; NOTICE

When a meeting is adjourned to another time or place, unless these bylaws otherwise require, notice need not be given of the adjourned meeting if the time, place, if any, thereof, and the means of remote communications, if any, by which shareholders and proxy holders may be deemed to be present in person and vote at such adjourned meeting are announced at the meeting at which the adjournment is taken. At the adjourned meeting, the corporation may transact any business which might have been transacted at the original meeting. If the adjournment is for more than 30 days, a notice of the adjourned meeting shall be given to each shareholder of record entitled to vote at the meeting. If after the adjournment a new record date for shareholders entitled to vote is fixed for the adjourned meeting, the board of directors shall fix a new record date for notice of such adjourned meeting in accordance with Section 6.101 of the TBOC and Section 2.11 of these bylaws, and shall give notice of the adjourned meeting to each shareholder of record entitled to vote at such adjourned meeting as of the record date fixed for notice of such adjourned meeting.

2.8   CONDUCT OF BUSINESS

The chairperson of any meeting of shareholders shall determine the order of business and the procedure at the meeting, including such regulation of the manner of voting and the conduct of business. The chairperson of any meeting of shareholders shall be designated by the board of directors; in the absence of such designation, the chairperson of the board, if any, the chief executive officer (in the absence of the chairperson) or the president (in the absence of the chairperson of the board and the chief executive officer), or in their absence any other executive officer of the corporation, shall serve as chairperson of the shareholder meeting.

2.9   VOTING

The shareholders entitled to vote at any meeting of shareholders shall be determined in accordance with the provisions of Section 2.11 of these bylaws, subject to Sections 6.251 and 6.252 (relating to voting rights of fiduciaries, pledgors and joint owners of stock), and Subchapter D of Chapter 6 (relating to voting of ownership interests), of the TBOC.

Except as may be otherwise provided in the certificate of formation or these bylaws, each shareholder shall be entitled to one vote for each share of capital stock held by such shareholder.

13

Annex C

Except as otherwise required by law, the certificate of formation or these bylaws, the affirmative vote of a majority of the voting power of the shares present in person or represented by proxy at the meeting and entitled to vote on the subject matter shall be the act of the shareholders. Directors shall be elected by a majority of the voting power of the shares present in person or represented by proxy at the meeting and entitled to vote on the election of directors, provided, however, that the directors shall be elected by a plurality of the shares represented in person or by proxy at any such meeting and entitled to vote on the election of directors and cast in the election of directors at any meeting of shareholders for which (i) the secretary of the corporation receives a notice that a shareholder has nominated a person for election to the board of directors in compliance with the advance notice requirements for shareholder nominees for director set forth in Section 2.4 of these bylaws and (ii) such nomination has not been withdrawn by such shareholder on or prior to the tenth (10th) day preceding the date the corporation first mails its notice of meeting for such meeting to the shareholders.

2.10   SHAREHOLDER ACTION BY WRITTEN CONSENT WITHOUT A MEETING

Subject to the rights of the holders of the shares of any series of Preferred Stock or any other class of stock or series thereof that have been expressly granted the right to take action by less than unanimous written consent, any action required or permitted to be taken by the shareholders of the corporation by written consent, and not at a duly called annual or special meeting of shareholders of the corporation, may only be taken if such written consent is signed by all holders of shares entitled to vote on such action.

2.11   RECORD DATES

In order that the corporation may determine the shareholders entitled to notice of any meeting of shareholders or any adjournment thereof, the board of directors may fix a record date, which record date shall not precede the date upon which the resolution fixing the record date is adopted by the board of directors and which record date shall not be more than 60 nor less than 10 days before the date of such meeting. If the board of directors so fixes a date, such date shall also be the record date for determining the shareholders entitled to vote at such meeting unless the board of directors determines, at the time it fixes such record date, that a later date on or before the date of the meeting shall be the date for making such determination.

If no record date is fixed by the board of directors, the record date for determining shareholders entitled to notice of and to vote at a meeting of shareholders shall be at the close of business on the day next preceding the day on which notice is given, or, if notice is waived, at the close of business on the day next preceding the day on which the meeting is held.

14

Annex C

A determination of shareholders of record entitled to notice of or to vote at a meeting of shareholders shall apply to any adjournment of the meeting; provided, however, that the board of directors may fix a new record date for determination of shareholders entitled to vote at the adjourned meeting, and in such case shall also fix as the record date for shareholders entitled to notice of such adjourned meeting the same or an earlier date as that fixed for determination of shareholders entitled to vote in accordance with the provisions of Section 6.101 of the TBOC and this Section 2.11 at the adjourned meeting.

In order that the corporation may determine the shareholders entitled to receive payment of any dividend or other distribution or allotment of any rights or the shareholders entitled to exercise any rights in respect of any change, conversion or exchange of stock, or for the purpose of any other lawful action, the board of directors may fix a record date, which record date shall not precede the date upon which the resolution fixing the record date is adopted, and which record date shall be not more than 60 days prior to such action. If no record date is fixed, the record date for determining shareholders for any such purpose shall be at the close of business on the day on which the board of directors adopts the resolution relating thereto.

2.12   PROXIES

Each shareholder entitled to vote at a meeting of shareholders may authorize another person or persons to act for such shareholder by proxy authorized by an instrument in writing or by a transmission permitted by law filed in accordance with the procedure established for the meeting, but no such proxy shall be voted or acted upon after eleven months from its date, unless the proxy provides for a longer period. The revocability of a proxy that states on its face that it is irrevocable shall be governed by the provisions of Sections 21.368 and 21.369 of the TBOC. A written proxy may be in the form of a telegram, cablegram, or other means of electronic transmission which sets forth or is submitted with information from which it can be determined that the telegram, cablegram, or other means of electronic transmission was authorized by the person and as provided in Section 21.367 of the TBOC. Any shareholder directly or indirectly soliciting proxies from other shareholders must use a proxy card color other than white, which shall be reserved for the exclusive use by the board of directors.

15

Annex C

2.13   LIST OF SHAREHOLDERS ENTITLED TO VOTE

The officer who has charge of the stock ledger of the corporation shall prepare and make, not later than the 11th day before each meeting of shareholders, a complete list of the shareholders entitled to vote at the meeting. The shareholder list shall be arranged in alphabetical order and show the address of each shareholder and the number of shares of each class registered in the name of each shareholder and such other information as required by the TBOC. The corporation shall not be required to include electronic mail addresses or other electronic contact information on such list. Such list shall be kept on file at the registered office or principal executive office of the corporation for at least 10 days prior to the date of the applicable meeting, and shall be open to the examination of any shareholder for any purpose germane to the meeting for a period of at least 10 days prior to the meeting (i) on a reasonably accessible electronic network, provided that the information required to gain access to such list is provided with the notice of the meeting, or (ii) during ordinary business hours, at the corporation’s principal place of business. In the event that the corporation determines to make the list available on an electronic network, the corporation may take reasonable steps to ensure that such information is available only to shareholders of the corporation. Such list shall presumptively determine the identity of the shareholders entitled to vote at the meeting and the number of shares held by each of them.

2.14   INSPECTORS OF ELECTION

Before any meeting of shareholders, the board of directors shall appoint an inspector or inspectors of election to act at the meeting or its adjournment. The number of inspectors shall be either one (1) or three (3). If any person appointed as inspector fails to appear or fails or refuses to act, then the chairperson of the meeting may, and upon the request of any shareholder or a shareholder’s proxy shall, appoint a person to fill that vacancy.

Each inspector, before entering upon the discharge of his or her duties, shall take and sign an oath to execute faithfully the duties of inspector with strict impartiality and according to the best of his or her ability. The inspector or inspectors so appointed and designated shall (i) ascertain the number of shares of capital stock of the corporation outstanding and the voting power of each share, (ii) determine the shares of capital stock of the corporation represented at the meeting and the validity of proxies and ballots, (iii) count all votes and ballots, (iv) determine and retain for a reasonable period a record of the disposition of any challenges made to any determination by the inspectors, and (v) certify their determination of the number of shares of capital stock of the corporation represented at the meeting and such inspector or inspectors’ count of all votes and ballots.

In determining the validity and counting of proxies and ballots cast at any meeting of shareholders of the corporation, the inspector or inspectors may consider such information as is permitted by applicable law. If there are three (3) inspectors of election, the decision, act or certificate of a majority is effective in all respects as the decision, act or certificate of all.

16

Annex C

2.15   PROXY ACCESS

(i)   Whenever the board of directors solicits proxies with respect to the election of directors at an annual meeting, subject to the provisions of this Section 2.15, the corporation shall include in its proxy statement for such annual meeting, in addition to any persons nominated for election by or at the direction of the board of directors (or any duly authorized committee thereof), the name, together with the Required Information (as defined below), of any person nominated for election (the “Shareholder Nominee”) to the board of directors by an Eligible Shareholder (as defined in Section 2.15(iv)) that expressly elects at the time of providing the notice required by this Section 2.15 to have such nominee included in the corporation’s proxy materials pursuant to this Section 2.15. For purposes of this Section 2.15, the “Required Information” that the corporation will include in its proxy statement is (A) the information provided to the secretary of the corporation concerning the Shareholder Nominee and the Eligible Shareholder that is required to be disclosed in the corporation’s proxy statement pursuant to Section 14 of the 1934 Act and the rules and regulations promulgated thereunder and (B) if the Eligible Shareholder so elects, a Supporting Statement (as defined in Section 2.15(viii)). For the avoidance of doubt, nothing in this Section 2.15 shall limit the corporation’s ability to solicit against any Shareholder Nominee or include in its proxy materials the corporation’s own statements or other information relating to any Eligible Shareholder or Shareholder Nominee, including any information provided to the corporation pursuant to this Section 2.15. Subject to the provisions of this Section 2.15, the name of any Shareholder Nominee included in the corporation’s proxy statement for an annual meeting shall also be set forth on the form of proxy distributed by the corporation in connection with such annual meeting.

(ii)   In addition to any other applicable requirements, for a nomination to be made by an Eligible Shareholder pursuant to this Section 2.15, the Eligible Shareholder must have given timely notice of such nomination (the “Notice of Proxy Access Nomination”) in proper written form to the secretary of the corporation. To be timely, the Notice of Proxy Access Nomination must be delivered to or be mailed and received by the secretary at the principal executive offices of the corporation not less than 120 days nor more than 150 days prior to the first anniversary of the date that the corporation first distributed its proxy statement to shareholders for the immediately preceding annual meeting. In no event shall any adjournment or postponement of an annual meeting or the announcement thereof commence a new time period (or extend any time period) for the giving of a Notice of Proxy Access Nomination pursuant to this Section 2.15.

17

Annex C

(iii)   The maximum number of Shareholder Nominees nominated by all Eligible Shareholders that will be included in the corporation’s proxy materials with respect to an annual meeting shall not exceed the greater of (A) two or (B) 20% of the number of directors in office as of the last day on which a Notice of Proxy Access Nomination may be delivered pursuant to and in accordance with this Section 2.15 (the “Final Proxy Access Nomination Date”) or, if such amount is not a whole number, the closest whole number below 20% (such greater number, as it may be adjusted pursuant to this Section 2.15, the “Permitted Number”). In the event that one or more vacancies for any reason occurs on the board of directors after the Final Proxy Access Nomination Date but before the date of the annual meeting and the board of directors resolves to reduce the size of the board of directors in connection therewith, the Permitted Number shall be calculated based on the number of directors in office as so reduced. For purposes of determining when the Permitted Number has been reached, each of the following persons shall be counted as one of the Shareholder Nominees: (A) any individual nominated by an Eligible Shareholder for inclusion in the corporation’s proxy materials pursuant to this Section 2.15 whose nomination is subsequently withdrawn, (B) any individual nominated by an Eligible Shareholder for inclusion in the corporation’s proxy materials pursuant to this Section 2.15 whom the board of directors decides to nominate for election to the board of directors and (C) any director in office as of the Final Proxy Access Nomination Date who was included in the corporation’s proxy materials as a Shareholder Nominee for either of the two preceding annual meetings (including any individual counted as a Shareholder Nominee pursuant to the immediately preceding clause (B)) and whom the board of directors decides to nominate for re-election to the board of directors. Any Eligible Shareholder submitting more than one Shareholder Nominee for inclusion in the corporation’s proxy materials pursuant to this Section 2.15 shall rank such Shareholder Nominees based on the order in which the Eligible Shareholder desires such Shareholder Nominees to be selected for inclusion in the corporation’s proxy materials in the event that the total number of Shareholder Nominees submitted by Eligible Shareholders pursuant to this Section 2.15 exceeds the Permitted Number. In the event that the number of Shareholder Nominees submitted by Eligible Shareholders pursuant to this Section 2.15 exceeds the Permitted Number, the highest ranking Shareholder Nominee who meets the requirements of this Section 2.15 from each Eligible Shareholder will be selected for inclusion in the corporation’s proxy materials until the Permitted Number is reached, going in order of the amount (largest to smallest) of shares of capital stock of the corporation each Eligible Shareholder disclosed as owned in its Notice of Proxy Access Nomination. If the Permitted Number is not reached after the highest ranking Shareholder Nominee who meets the requirements of this Section 2.15 from each Eligible Shareholder has been selected, then the next highest ranking Shareholder Nominee who meets the requirements of this Section 2.15 from each Eligible Shareholder will be selected for inclusion in the corporation’s proxy materials, and this process will continue as many times as necessary, following the same order each time, until the Permitted Number is reached. Notwithstanding anything to the contrary contained in this Section 2.15, the corporation shall not be required to include any Shareholder Nominees in its proxy materials pursuant to this Section 2.15 for any meeting of shareholders for which the secretary of the corporation receives notice (whether or not subsequently withdrawn) that a shareholder intends to nominate one or more persons for election to the board of directors pursuant to the advance notice requirements for shareholder nominees set forth in Section 2.4.

18

Annex C

(iv)   An “Eligible Shareholder” is a shareholder or group of no more than 20 shareholders (counting as one shareholder, for this purpose, any two or more funds that are part of the same Qualifying Fund Group (as defined below)) that (A) has owned (as defined in Section 2.15(v)) continuously for at least three years (the “Minimum Holding Period”) a number of shares of capital stock of the corporation that represents at least 20% of the corporation’s outstanding capital stock as of the date the Notice of Proxy Access Nomination is delivered to or mailed and received by the secretary of the corporation in accordance with this Section 2.15 (the “Required Shares”), (B) continues to own the Required Shares through the date of the annual meeting and (C) satisfies all other requirements of, and complies with all applicable procedures set forth in, this Section 2.15. A “Qualifying Fund Group” is a group of two or more funds that are (A) under common management and investment control, (B) under common management and funded primarily by the same employer or (C) a “group of investment companies” as such term is defined in Section 13(d)(1)(G)(ii) of the Investment Company Act of 1940, as amended. Whenever the Eligible Shareholder consists of a group of shareholders (including a group of funds that are part of the same Qualifying Fund Group), (A) each provision in this Section 2.15 that requires the Eligible Shareholder to provide any written statements, representations, undertakings, agreements or other instruments or to meet any other conditions shall be deemed to require each shareholder (including each individual fund) that is a member of such group to provide such statements, representations, undertakings, agreements or other instruments and to meet such other conditions (except that the members of such group may aggregate the shares that each member has owned continuously for the Minimum Holding Period in order to meet the 20% ownership requirement of the “Required Shares” definition) and (B) a breach of any obligation, agreement or representation under this Section 2.15 by any member of such group shall be deemed a breach by the Eligible Shareholder. No person may be a member of more than one group of shareholders constituting an Eligible Shareholder with respect to any annual meeting.

19

Annex C

(v)   For purposes of this Section 2.15, an Eligible Shareholder shall be deemed to “own” only those outstanding shares of capital stock of the corporation as to which the shareholder possesses both (A) the full voting and investment rights pertaining to the shares and (B) the full economic interest in (including the opportunity for profit from and risk of loss on) such shares; provided that the number of shares calculated in accordance with clauses (A) and (B) shall not include any shares (1) sold by such shareholder or any of its affiliates in any transaction that has not been settled or closed, (2) borrowed by such shareholder or any of its affiliates for any purposes or purchased by such shareholder or any of its affiliates pursuant to an agreement to resell or (3) subject to any option, warrant, forward contract, swap, contract of sale, other derivative or similar instrument or agreement entered into by such shareholder or any of its affiliates, whether any such instrument or agreement is to be settled with shares or with cash based on the notional amount or value of shares of outstanding capital stock of the corporation, in any such case which instrument or agreement has, or is intended to have, the purpose or effect of (x) reducing in any manner, to any extent or at any time in the future, such shareholder’s or its affiliates’ full right to vote or direct the voting of any such shares and/or (y) hedging, offsetting or altering to any degree any gain or loss realized or realizable from maintaining the full economic ownership of such shares by such shareholder or affiliate. For purposes of this Section 2.15, a shareholder shall “own” shares held in the name of a nominee or other intermediary so long as the shareholder retains the right to instruct how the shares are voted with respect to the election of directors and possesses the full economic interest in the shares. A shareholder’s ownership of shares shall be deemed to continue during any period in which (A) the shareholder has loaned such shares; provided that the shareholder has the power to recall such loaned shares on five business days’ notice and includes in its Notice of Proxy Access Nomination an agreement that it (1) will promptly recall such loaned shares upon being notified that any of its Shareholder Nominees will be included in the corporation’s proxy materials and (2) will continue to hold such recalled shares through the date of the annual meeting or (B) the shareholder has delegated any voting power by means of a proxy, power of attorney or other instrument or arrangement which is revocable at any time by the shareholder. The terms “owned,” “owning” and other variations of the word “own” shall have correlative meanings. Whether outstanding shares of the capital stock of the corporation are “owned” for these purposes shall be determined by the board of directors (or any duly authorized committee thereof). For purposes of this Section 2.15, the term “affiliate” or “affiliates” shall have the meaning ascribed thereto under the General Rules and Regulations under the 1934 Act.

20

Annex C

(vi)   To be in proper written form for purposes of this Section 2.15, the Notice of Proxy Access Nomination must include or be accompanied by the following:

(a)   a written statement by the Eligible Shareholder certifying as to the number of shares it owns and has owned continuously for the Minimum Holding Period, and the Eligible Shareholder’s agreement to provide (1) within five business days following the later of the record date for the determination of shareholders entitled to vote at the annual meeting or the date notice of the record date is first publicly disclosed, a written statement by the Eligible Shareholder certifying as to the number of shares it owns and has owned continuously through the record date and (2) immediate notice if the Eligible Shareholder ceases to own any of the Required Shares prior to the date of the annual meeting;

(b)   one or more written statements from the record holder of the Required Shares (and from each intermediary through which the Required Shares are or have been held during the Minimum Holding Period) verifying that, as of a date within seven calendar days prior to the date the Notice of Proxy Access Nomination is delivered to or mailed and received by the secretary of the corporation, the Eligible Shareholder owns, and has owned continuously for the Minimum Holding Period, the Required Shares, and the Eligible Shareholder’s agreement to provide, within five business days following the later of the record date for the determination of shareholders entitled to vote at the annual meeting or the date notice of the record date is first publicly disclosed, one or more written statements from the record holder and such intermediaries verifying the Eligible Shareholder’s continuous ownership of the Required Shares through the record date;

(c)   a copy of the Schedule 14N that has been or is concurrently being filed with the SEC as required by Rule 14a-18 under the 1934 Act;

(d)   the information and representations that would be required to be set forth in a shareholder’s notice of a nomination pursuant to Section 2.4, together with the written consent of each Shareholder Nominee to being named as a nominee in any proxy statement relating to the annual meeting and to serving as a director if elected;

(e)   a representation that the Eligible Shareholder (1) will continue to hold the Required Shares through the date of the annual meeting, (2) acquired the Required Shares in the ordinary course of business and not with the intent to change or influence control at the corporation, and does not presently have such intent, (3) has not nominated and will not nominate for election to the board of directors at the annual meeting any person other than the Shareholder Nominee(s) it is nominating pursuant to this Section 2.15, (4) has not engaged and will not engage in, and has not and will not be a “participant” in another person’s, “solicitation” within the meaning of Rule 14a-1(1) under the 1934 Act in support of the election of any individual as a director at the annual meeting other than its Shareholder Nominee(s) or a nominee of the board of directors, (5) has not distributed and will not distribute to any shareholder of the corporation any form of proxy for the annual meeting other than the form distributed by the corporation, (6) has complied and will comply with all laws and regulations applicable to solicitations and the use, if any, of soliciting material in connection with the annual meeting, and (7) has provided and will provide facts, statements and other information in all communications with the corporation and its shareholders that are or will be true and correct in all material respects and do not and will not omit to state a material fact necessary in order to make the statements made, in light of the circumstances under which they were made, not misleading;

21

Annex C

(f)   an undertaking that the Eligible Shareholder agrees to (1) assume all liability stemming from any legal or regulatory violation arising out of the Eligible Shareholder’s communications with the shareholders of the corporation or out of the information that the Eligible Shareholder provided to the corporation, (2) indemnify and hold harmless the corporation and each of its directors, officers and employees individually against any liability, loss or damages in connection with any threatened or pending action, suit or proceeding, whether legal, administrative or investigative, against the corporation or any of its directors, officers or employees arising out of any nomination submitted by the Eligible Shareholder pursuant to this Section 2.15 or any solicitation or other activity in connection therewith and (3) file with the SEC any solicitation or other communication with the shareholders of the corporation relating to the meeting at which its Shareholder Nominee(s) will be nominated, regardless of whether any such filing is required under Regulation 14A of the 1934 Act or whether any exemption from filing is available for such solicitation or other communication under Regulation 14A of the 1934 Act;

(g)   the written representation and agreement from each Shareholder Nominee that such person (1) is not and will not become a party to (x) any agreement, arrangement or understanding with, and has not given any commitment or assurance to, any person or entity as to how such person, if elected as a director of the corporation, will act or vote on any issue or question (a “Voting Commitment”) that has not been disclosed to the corporation in such representation and agreement or (y) any Voting Commitment that could limit or interfere with such person’s ability to comply, if elected as a director of the corporation, with such person’s fiduciary duties under applicable law; (2) is not and will not become a party to any agreement, arrangement or understanding with any person or entity other than the corporation with respect to any direct or indirect compensation, reimbursement or indemnification in connection with service or action as a director that has not been disclosed to the corporation in such representation and agreement; (3) would be in compliance, if elected as a director of the corporation, and will comply with the corporation’s code of business ethics, corporate governance guidelines and any other policies or guidelines of the corporation applicable to directors; and (4) will make such other acknowledgments, enter into such agreements and provide such information as the board of directors requires of all directors, including promptly submitting all completed and signed questionnaires required of the corporation’s directors;

22

Annex C

(h)   in the case of a nomination by a group of shareholders together constituting an Eligible Shareholder, the designation by all group members of one member of the group that is authorized to receive communications, notices and inquiries from the corporation and to act on behalf of all members of the group with respect to all matters relating to the nomination under this Section 2.15 (including withdrawal of the nomination); and

(i)   in the case of a nomination by a group of shareholders together constituting an Eligible Shareholder in which two or more funds that are part of the same Qualifying Fund Group are counted as one shareholder for purposes of qualifying as an Eligible Shareholder, documentation reasonably satisfactory to the corporation that demonstrates that the funds are part of the same Qualifying Fund Group.

(vii)   In addition to the information required pursuant to Section 2.15(vi) or any other provision of these bylaws, (A) the corporation may require any proposed Shareholder Nominee to furnish any other information (1) that may reasonably be requested by the corporation to determine whether the Shareholder Nominee would be independent under the rules and listing standards of the principal United States securities exchanges upon which the capital stock of the corporation is listed or traded, any applicable rules of the SEC or any publicly disclosed standards used by the board of directors in determining and disclosing the independence of the corporation’s directors (collectively, the “Independence Standards”), (2) that could be material to a reasonable shareholder’s understanding of the independence, or lack thereof, of such Shareholder Nominee or (3) that may reasonably be requested by the corporation to determine the eligibility of such Shareholder Nominee to be included in the corporation’s proxy materials pursuant to this Section 2.15 or to serve as a director of the corporation, and (B) the corporation may require the Eligible Shareholder to furnish any other information that may reasonably be requested by the corporation to verify the Eligible Shareholder’s continuous ownership of the Required Shares for the Minimum Holding Period.

(viii)   The Eligible Shareholder may, at its option, provide to the secretary of the corporation, at the time the Notice of Proxy Access Nomination is provided, a written statement, not to exceed 500 words, in support of the candidacy of the Shareholder Nominee(s) (a “Supporting Statement”). Only one Supporting Statement may be submitted by an Eligible Shareholder (including any group of shareholders together constituting an Eligible Shareholder) in support of its Shareholder Nominee(s). Notwithstanding anything to the contrary contained in this Section 2.15, the corporation may omit from its proxy materials any information or Supporting Statement (or portion thereof) that it, in good faith, believes would violate any applicable law or regulation.

23

Annex C

(ix)   In the event that any information or communications provided by an Eligible Shareholder or a Shareholder Nominee to the corporation or its shareholders ceases to be true and correct in all material respects or omits to state a material fact necessary in order to make the statements made, in light of the circumstances under which they were made, not misleading, such Eligible Shareholder or Shareholder Nominee, as the case may be, shall promptly notify the secretary of the corporation of any such defect in such previously provided information and of the information that is required to correct any such defect; it being understood that providing such notification shall not be deemed to cure any such defect or limit the remedies available to the corporation relating to any such defect (including the right to omit a Shareholder Nominee from its proxy materials pursuant to this Section 2.15). In addition, any person providing any information to the corporation pursuant to this Section 2.15 shall further update and supplement such information, if necessary, so that all such information shall be true and correct as of the record date for the determination of shareholders entitled to vote at the annual meeting, and such update and supplement shall be delivered to or be mailed and received by the secretary at the principal executive offices of the corporation not later than five business days following the later of the record date for the determination of shareholders entitled to vote at the annual meeting or the date notice of the record date is first publicly disclosed.

(x)   Notwithstanding anything to the contrary contained in this Section 2.15, the corporation shall not be required to include in its proxy materials, pursuant to this Section 2.15, any Shareholder Nominee (A) who would not be an independent director under the Independence Standards, (B) whose election as a member of the board of directors would cause the corporation to be in violation of these bylaws, the certificate of formation, the rules and listing standards of the principal United States securities exchanges upon which the capital stock of the corporation is listed or traded, or any applicable law, rule or regulation, (C) who is or has been, within the past three years, an officer or director of a competitor, as defined in Section 8 of the Clayton Antitrust Act of 1914, as amended, (D) who is a named subject of a pending criminal proceeding (excluding traffic violations and other minor offenses) or has been convicted in such a criminal proceeding within the past 10 years, (E) who is subject to any order of the type specified in Rule 506(d) of Regulation D promulgated under the Securities Act of 1933, as amended, or (F) who shall have provided any information to the corporation or its shareholders that was untrue in any material respect or that omitted to state a material fact necessary in order to make the statements made, in light of the circumstances under which they were made, not misleading.

24

Annex C

(xi)   Notwithstanding anything to the contrary set forth herein, if (A) a Shareholder Nominee and/or the applicable Eligible Shareholder breaches any of its agreements or representations or fails to comply with any of its obligations under this Section 2.15 or (B) a Shareholder Nominee otherwise becomes ineligible for inclusion in the corporation’s proxy materials pursuant to this Section 2.15 or dies, becomes disabled or otherwise becomes ineligible or unavailable for election at the annual meeting, in each case as determined by the board of directors (or any duly authorized committee thereof) or the chairman of the annual meeting, (1) the corporation may omit or, to the extent feasible, remove the information concerning such Shareholder Nominee and the related Supporting Statement from its proxy materials and/or otherwise communicate to its shareholders that such Shareholder Nominee will not be eligible for election at the annual meeting, (2) the corporation shall not be required to include in its proxy materials any successor or replacement nominee proposed by the applicable Eligible Shareholder or any other Eligible Shareholder and (3) the board of directors (or any duly authorized committee thereof) or the chairman of the annual meeting shall declare such nomination to be invalid and such nomination shall be disregarded notwithstanding that proxies in respect of such vote may have been received by the corporation. In addition, if the Eligible Shareholder (or a representative thereof) does not appear at the annual meeting to present any nomination pursuant to this Section 2.15, such nomination shall be declared invalid and disregarded as provided in clause (3) above.

(xii)   Any Shareholder Nominee who is included in the corporation’s proxy materials for a particular annual meeting but either (A) withdraws from or becomes ineligible or unavailable for election at the annual meeting, or (B) does not receive at least 25% of the votes cast in favor of such Shareholder Nominee’s election, will be ineligible to be a Shareholder Nominee pursuant to this Section 2.15 for the next two annual meetings. For the avoidance of doubt, the immediately preceding sentence shall not prevent any shareholder from nominating any person to the board of directors pursuant to and in accordance with Section 2.4.

Other than Rule 14a-19 under the 1934 Act, this Section 2.15 provides the exclusive method for a shareholder to include nominees for election to the board of directors in the corporation’s proxy statement.

25

Annex C

ARTICLE III — DIRECTORS

3.1   POWERS

The business and affairs of the corporation shall be managed by or under the direction of the board of directors, except as may be otherwise provided in the TBOC or the certificate of formation.

3.2   NUMBER OF DIRECTORS

The board of directors shall consist of one or more members, each of whom shall be a natural person. Unless the certificate of formation fixes the number of directors, the number of directors shall be determined from time to time solely by resolution of the board of directors. No reduction of the authorized number of directors shall have the effect of removing any director before that director’s term of office expires.

3.3   ELECTION, QUALIFICATION AND TERM OF OFFICE OF DIRECTORS

Except as provided in Section 3.4 of these bylaws, each director, including a director elected to fill a vacancy, shall hold office until the expiration of the term for which elected and until such director’s successor is elected and qualified or until such director’s earlier death, resignation or removal. Directors need not be shareholders unless so required by the certificate of formation or these bylaws. The certificate of formation or these bylaws may prescribe other qualifications for directors.

3.4   RESIGNATION AND VACANCIES

Any director may resign at any time upon notice given in writing or by electronic transmission to the corporation; provided, however, that if such notice is given by electronic transmission, such electronic transmission must either set forth or be submitted with information from which it can be determined that the electronic transmission was authorized by the director. A resignation is effective when the resignation is received by the corporation unless the resignation specifies a later effective date or an effective date determined upon the happening of an event or events. Acceptance of such resignation shall not be necessary to make it effective. A resignation which is conditioned upon the director failing to receive a specified vote for reelection as a director may provide that it is irrevocable. Unless otherwise provided in the certificate of formation or these bylaws, when one or more directors resign from the board of directors, effective at a future date, a majority of the directors then in office, including those who have so resigned, shall have the power to fill such vacancy or vacancies, the vote thereon to take effect when such resignation or resignations shall become effective.

26

Annex C

Unless otherwise provided in the certificate of formation or these bylaws, vacancies and newly created directorships resulting from any increase in the authorized number of directors may be filled in any manner permitted by the TBOC, including by (1) the board of directors at any meeting of the board of directors by vote of a majority of the remaining members of the board of directors, although less than a quorum, or (2) a sole remaining director, in each case to the extent permitted by the TBOC; provided, that the term of any director appointed by the majority of the directors then in office to fill a vacancy shall last only until the next annual meeting of shareholders or special meeting of shareholders called to vote on the election of directors. If the directors are divided into classes, a person so elected or appointed to fill a vacancy or newly created directorship shall hold office until the next election of the class for which such director shall have been chosen and until his or her successor shall have been duly elected and qualified.

3.5   PLACE OF MEETINGS; MEETINGS BY TELEPHONE

The board of directors may hold meetings, both regular and special, either within or outside the State of Texas.

Unless otherwise restricted by the certificate of formation or these bylaws, members of the board of directors, or any committee designated by the board of directors, may participate in a meeting of the board of directors, or any committee, by means of conference telephone or other communications equipment by means of which all persons participating in the meeting can hear each other, and such participation in a meeting shall constitute presence in person at the meeting.

3.6   REGULAR MEETINGS

Regular meetings of the board of directors may be held without notice at such time and at such place as shall from time to time be determined by the board of directors.

3.7   SPECIAL MEETINGS; NOTICE

Special meetings of the board of directors for any purpose or purposes may be called at any time by the chairperson of the board of directors, the chief executive officer, the president, the secretary or a majority of the authorized number of directors, at such times and places as he or she or they shall designate.

Notice of the time and place of special meetings shall be:

(i)   delivered personally by hand, by courier or by telephone;

(ii)   sent by United States first-class mail, postage prepaid;

(iii)   sent by facsimile; or

(iv)   sent by electronic mail,

directed to each director at that director’s address, telephone number, facsimile number or electronic mail address, as the case may be, as shown on the corporation’s records.

27

Annex C

If the notice is (i) delivered personally by hand, by courier or by telephone, (ii) sent by facsimile or (iii) sent by electronic mail, it shall be delivered or sent at least 24 hours before the time of the holding of the meeting. If the notice is sent by United States mail, it shall be deposited in the United States mail at least four days before the time of the holding of the meeting. Any oral notice may be communicated to the director. The notice need not specify the place of the meeting (if the meeting is to be held at the corporation’s principal executive office) nor the purpose of the meeting.

3.8   QUORUM; VOTING

At all meetings of the board of directors, a majority of the total authorized number of directors shall constitute a quorum for the transaction of business. If a quorum is not present at any meeting of the board of directors, then the directors present thereat may adjourn the meeting from time to time, without notice other than announcement at the meeting, until a quorum is present. A meeting at which a quorum is initially present may continue to transact business notwithstanding the withdrawal of directors, if any action taken is approved by at least a majority of the required quorum for that meeting.

The vote of a majority of the directors present at any meeting at which a quorum is present shall be the act of the board of directors, except as may be otherwise specifically provided by statute, the certificate of formation or these bylaws. To the maximum extent permitted by the TBOC, in the event a director or directors abstain or are disqualified from a vote, the majority vote of the director or the directors thereof not abstaining or disqualified from voting, whether or not such director or directors constitute a quorum, shall be the act of the board of directors.

If the certificate of formation provides that one or more directors shall have more or less than one vote per director on any matter, every reference in these bylaws to a majority or other proportion of the directors shall refer to a majority or other proportion of the votes of the directors.

3.9   BOARD ACTION BY WRITTEN CONSENT WITHOUT A MEETING

Unless otherwise restricted by the certificate of formation or these bylaws, any action required or permitted to be taken at any meeting of the board of directors, or of any committee thereof, may be taken without a meeting if all members of the board of directors or committee, as the case may be, consent thereto in writing or by electronic transmission and the writing or writings or electronic transmission or transmissions are filed with the minutes of proceedings of the board of directors or committee. Such filing shall be in paper form if the minutes are maintained in paper form and shall be in electronic form if the minutes are maintained in electronic form.

28

Annex C

3.10   FEES AND COMPENSATION OF DIRECTORS

Unless otherwise restricted by the certificate of formation or these bylaws, the board of directors shall have the authority to fix the compensation of directors.

3.11   REMOVAL OF DIRECTORS

A director may be removed from office by the shareholders of the corporation only for cause.

No reduction of the authorized number of directors shall have the effect of removing any director prior to the expiration of such director’s term of office.

ARTICLE IV — COMMITTEES

4.1   COMMITTEES OF DIRECTORS

The board of directors may designate one or more committees, each committee to consist of one or more of the directors of the corporation. The board of directors may designate one or more directors as alternate members of any committee, who may replace any absent or disqualified member at any meeting of the committee. In the absence or disqualification of a member of a committee, the member or members thereof present at any meeting and not disqualified from voting, whether or not such member or members constitute a quorum, may unanimously appoint another member of the board of directors to act at the meeting in the place of any such absent or disqualified member. In the event a member or members of a committee abstain or are disqualified from a vote, the majority vote of the member or members thereof not abstaining or disqualified from voting, whether or not such member or members constitute a quorum, shall be the act of such committee. Any such committee, to the extent provided in the resolution of the board of directors or in these bylaws, shall have and may exercise all the powers and authority of the board of directors in the management of the business and affairs of the corporation, and may authorize the seal of the corporation to be affixed to all papers that may require it; but no such committee shall have the power or authority to (i) approve or adopt, or recommend to the shareholders, any action or matter (other than the election or removal of directors) expressly required by the TBOC to be submitted to shareholders for approval or which otherwise may not be delegated to a committee, or (ii) adopt, amend or repeal any bylaw of the corporation.

4.2   COMMITTEE MINUTES

Each committee may keep regular minutes of its meetings and report the same to the board of directors when required.

29

Annex C

4.3   MEETINGS AND ACTION OF COMMITTEES

Meetings and actions of committees shall be governed by, and held and taken in accordance with, the provisions of:

(i)   Section 3.5 (place of meetings and meetings by telephone);

(ii)   Section 3.6 (regular meetings);

(iii)   Section 3.7 (special meetings; notice);

(iv)   Section 3.8 (quorum; voting);

(v)   Section 3.9 (action without a meeting); and

(vi)   Section 7.5 (waiver of notice)

with such changes in the context of those bylaws as are necessary to substitute the committee and its members for the board of directors and its members. However:

(i)   the time of regular meetings of committees may be determined by resolution of the committee;

(ii)   special meetings of committees may also be called by resolution of the committee; and

(iii)   notice of special meetings of committees shall also be given to all alternate members, who shall have the right to attend all meetings of the committee. The board of directors may adopt rules for the government of any committee not inconsistent with the provisions of these bylaws.

Any provision in the certificate of formation providing that one or more directors shall have more or less than one vote per director on any matter shall apply to voting in any committee or subcommittee, unless otherwise provided in the certificate of formation or these bylaws.

4.4   SUBCOMMITTEES

Unless otherwise provided in the certificate of formation, these bylaws or the resolutions of the board of directors designating the committee, a committee may create one or more subcommittees, each subcommittee to consist of one or more members of the committee, and delegate to a subcommittee any or all of the powers and authority of the committee.

30

Annex C

ARTICLE V — OFFICERS

5.1   OFFICERS

The officers of the corporation shall be a president and a secretary. The corporation may also have, at the discretion of the board of directors, a chairperson of the board of directors, a vice chairperson of the board of directors, a chief executive officer, a chief financial officer, a treasurer, one or more vice presidents, one or more assistant vice presidents, one or more assistant treasurers, one or more assistant secretaries, and any such other officers as may be appointed in accordance with the provisions of these bylaws. Any number of offices may be held by the same person.

5.2   APPOINTMENT OF OFFICERS

The board of directors shall appoint the officers of the corporation, except such officers as may be appointed in accordance with the provisions of Section 5.3 of these bylaws, subject to the rights, if any, of an officer under any contract of employment. A vacancy in any office because of death, resignation, removal, disqualification or any other cause shall be filled in the manner prescribed in this Article V for the regular appointment to such office.

5.3   SUBORDINATE OFFICERS

The board of directors may appoint, or empower the chief executive officer or, in the absence of a chief executive officer, the president, to appoint, such other officers and agents as the business of the corporation may require. Each of such officers and agents shall hold office for such period, have such authority, and perform such duties as are provided in these bylaws or as the board of directors may from time to time determine.

5.4   REMOVAL AND RESIGNATION OF OFFICERS

Subject to the rights, if any, of an officer under any contract of employment, any officer may be removed, either with or without cause, by an affirmative vote of the majority of the board of directors at any regular or special meeting of the board of directors or, except in the case of an officer chosen by the board of directors, by any officer upon whom such power of removal may be conferred by the board of directors.

Any officer may resign at any time by giving written or electronic notice to the corporation; provided, however, that if such notice is given by electronic transmission, such electronic transmission must either set forth or be submitted with information from which it can be determined that the electronic transmission was authorized by the officer. Any resignation shall take effect at the date of the receipt of that notice or at any later time specified in that notice. Unless otherwise specified in the notice of resignation, the acceptance of the resignation shall not be necessary to make it effective. Any resignation is without prejudice to the rights, if any, of the corporation under any contract to which the officer is a party.

31

Annex C

5.5   VACANCIES IN OFFICES

Any vacancy occurring in any office of the corporation shall be filled by the board of directors or as provided in Section 5.3.

5.6   REPRESENTATION OF SHARES OF OTHER CORPORATIONS

The chairperson of the board of directors, the president, any vice president, the treasurer, the secretary or assistant secretary of this corporation, or any other person authorized by the board of directors or the president or a vice president, is authorized to vote, represent, and exercise on behalf of this corporation all rights incident to any and all shares of any other corporation or corporations standing in the name of this corporation. The authority granted herein may be exercised either by such person directly or by any other person authorized to do so by proxy or power of attorney duly executed by such person having the authority.

5.7   AUTHORITY AND DUTIES OF OFFICERS

All officers of the corporation shall respectively have such authority and perform such duties in the management of the business of the corporation as may be designated from time to time by the board of directors and, to the extent not so provided, as generally pertain to their respective offices, subject to the control of the board of directors.

5.8   THE CHAIRPERSON OF THE BOARD

The chairperson of the board shall have the powers and duties customarily and usually associated with the office of the chairperson of the board. The chairperson of the board shall preside at meetings of the shareholders and of the board of directors.

5.9   THE VICE CHAIRPERSON OF THE BOARD

The vice chairperson of the board shall have the powers and duties customarily and usually associated with the office of the vice chairperson of the board. In the case of absence or disability of the chairperson of the board, the vice chairperson of the board shall perform the duties and exercise the powers of the chairperson of the board.

5.10   THE CHIEF EXECUTIVE OFFICER

The chief executive officer shall have, subject to the supervision, direction and control of the board of directors, ultimate authority for decisions relating to the supervision, direction and management of the affairs and the business of the corporation customarily and usually associated with the position of chief executive officer, including, without limitation, all powers necessary to direct and control the organizational and reporting relationships within the corporation. If at any time the office of the chairperson and vice chairperson of the board shall not be filled, or in the event of the temporary absence or disability of the chairperson of the board and the vice chairperson of the board, the chief executive officer shall perform the duties and exercise the powers of the chairperson of the board unless otherwise determined by the board of directors.

32

Annex C

5.11   THE PRESIDENT

The president shall have, subject to the supervision, direction and control of the board of directors, the general powers and duties of supervision, direction and management of the affairs and business of the corporation customarily and usually associated with the position of president. The president shall have such powers and perform such duties as may from time to time be assigned to him or her by the board of directors, the chairperson of the board or the chief executive officer. In the event of the absence or disability of the chief executive officer, the president shall perform the duties and exercise the powers of the chief executive officer unless otherwise determined by the board of directors.

5.12   THE VICE PRESIDENTS AND ASSISTANT VICE PRESIDENTS

Each vice president and assistant vice president shall have such powers and perform such duties as may from time to time be assigned to him or her by the board of directors, the chairperson of the board, the chief executive officer or the president.

5.13   THE SECRETARY AND ASSISTANT SECRETARIES

(i)   The secretary shall attend meetings of the board of directors and meetings of the shareholders and record all votes and minutes of all such proceedings in a book or books kept for such purpose. The secretary shall have all such further powers and duties as are customarily and usually associated with the position of secretary or as may from time to time be assigned to him or her by the board of directors, the chairperson of the board, the chief executive officer or the president.

(ii)   Each assistant secretary shall have such powers and perform such duties as may from time to time be assigned to him or her by the board of directors, the chairperson of the board, the chief executive officer, the president or the secretary. In the event of the absence, inability or refusal to act of the secretary, the assistant secretary (or if there shall be more than one, the assistant secretaries in the order determined by the board of directors) shall perform the duties and exercise the powers of the secretary.

33

Annex C

5.14   THE CHIEF FINANCIAL OFFICER

The chief financial officer shall have custody of the corporation’s funds and securities, shall be responsible for maintaining the corporation’s accounting records and statements, shall keep full and accurate accounts of receipts and disbursements in books belonging to the corporation, and shall deposit or cause to be deposited moneys or other valuable effects in the name and to the credit of the corporation in such depositories as may be designated by the board of directors. The chief financial officer shall also maintain adequate records of all assets, liabilities and transactions of the corporation and shall assure that adequate audits thereof are currently and regularly made. The chief financial officer shall have all such further powers and duties as are customarily and usually associated with the position of chief financial officer, or as may from time to time be assigned to him or her by the board of directors, the chairperson, the chief executive officer or the president.

5.15 THE TREASURER AND ASSISTANT TREASURERS

The treasurer shall have such powers and perform such duties as may from time to time be assigned to him or her by the board of directors, the chief executive officer, the president or the chief financial officer. In the event of the absence, inability or refusal to act of the chief financial officer, the treasurer or the assistant treasurer (or if there shall be more than one, the assistant treasurers in the order determined by the board of directors) shall perform the duties and exercise the powers of the chief financial officer.

ARTICLE VI — STOCK

6.1   STOCK CERTIFICATES

The shares of the corporation shall be represented by certificates, provided that the board of directors may provide by resolution or resolutions that some or all of any or all classes or series of its stock shall be uncertificated shares. Any such resolution shall not apply to shares represented by a certificate until such certificate is surrendered to the corporation. Every holder of stock represented by certificates shall be entitled to have a certificate signed by, or in the name of the corporation by the chairperson of the board of directors or vice chairperson of the board of directors, or the president or a vice president, and by the treasurer or an assistant treasurer, or the secretary or an assistant secretary of the corporation representing the number of shares registered in certificate form. Any or all of the signatures on the certificate may be a facsimile. In case any officer, transfer agent or registrar who has signed or whose facsimile signature has been placed upon a certificate has ceased to be such officer, transfer agent or registrar before such certificate is issued, it may be issued by the corporation with the same effect as if such person were such officer, transfer agent or registrar at the date of issue. The corporation shall not have the power to issue a certificate in bearer form.

34

Annex C

6.2 LOST, STOLEN OR DESTROYED CERTIFICATES

No new certificates for shares shall be issued to replace a previously issued certificate unless the latter is surrendered to the corporation and cancelled at the same time. The corporation may issue a new certificate of stock or uncertificated shares in the place of any certificate theretofore issued by it, alleged to have been lost, stolen or destroyed, and the corporation may require the owner of the lost, stolen or destroyed certificate, or such owner’s legal representative, to give the corporation a bond sufficient to indemnify it against any claim that may be made against it on account of the alleged loss, theft or destruction of any such certificate or the issuance of such new certificate or uncertificated shares.

6.3   DIVIDENDS

The board of directors, subject to any restrictions contained in the certificate of formation or applicable law, may declare and pay dividends upon the shares of the corporation’s capital stock. Dividends may be paid in cash, in property, or in shares of the corporation’s capital stock, subject to the provisions of the certificate of formation.

The board of directors may set apart out of any of the funds of the corporation available for dividends a reserve or reserves for any proper purpose and may abolish any such reserve. Such purposes shall include but not be limited to equalizing dividends, repairing or maintaining any property of the corporation, and meeting contingencies.

6.4   TRANSFER OF STOCK

Transfers of record of shares of stock of the corporation shall be made only upon its books by the holders thereof, in person or by an attorney duly authorized, and, if such stock is certificated, upon the surrender of a certificate or certificates for a like number of shares, properly endorsed or accompanied by proper evidence of succession, assignation or authority to transfer; provided, however, that such succession, assignment or authority to transfer is not prohibited by the certificate of formation, these bylaws, applicable law or contract.

6.5   STOCK TRANSFER AGREEMENTS

The corporation shall have the power to enter into and perform any agreement with any number of shareholders of stock of the corporation to restrict the transfer of shares of stock of the corporation owned by such shareholders in any manner not prohibited by the TBOC.

35

Annex C

6.6   REGISTERED SHAREHOLDERS

The corporation:

(i)   shall be entitled to recognize the exclusive right of a person registered on its books as the owner of shares to receive dividends and to vote as such owner;

(ii)   shall be entitled to hold liable for calls and assessments the person registered on its books as the owner of shares; and

(iii)   shall not be bound to recognize any equitable or other claim to or interest in such share or shares on the part of another person, whether or not it shall have express or other notice thereof, except as otherwise provided by the laws of Texas.

ARTICLE VII — MANNER OF GIVING NOTICE AND WAIVER

7.1   NOTICE OF SHAREHOLDERS’ MEETINGS

Notice of any meeting of shareholders, if mailed, is given when deposited in the United States mail, postage prepaid, directed to the shareholder at such shareholder’s address as it appears on the corporation’s records. An affidavit of the secretary or an assistant secretary of the corporation or of the transfer agent or other agent of the corporation that the notice has been given shall, in the absence of fraud, be prima facie evidence of the facts stated therein.

7.2   NOTICE BY ELECTRONIC TRANSMISSION

Without limiting the manner by which notice otherwise may be given effectively to shareholders pursuant to the TBOC, the certificate of formation or these bylaws, any notice to shareholders given by the corporation under any provision of the TBOC, the certificate of formation or these bylaws shall be effective if given by a form of electronic transmission consented to by the shareholder to whom the notice is given. Any such consent shall be revocable by the shareholder by written notice to the corporation. Any such consent shall be deemed revoked if:

(i)   the corporation is unable to deliver by electronic transmission two consecutive notices given by the corporation in accordance with such consent; and

(ii)   such inability becomes known to the secretary or an assistant secretary of the corporation or to the transfer agent, or other person responsible for the giving of notice.

However, the inadvertent failure to treat such inability as a revocation shall not invalidate any meeting or other action.

Any notice given pursuant to the preceding paragraph shall be deemed given:

(i)   if by facsimile telecommunication, when transmitted to a number at which the shareholder has consented to receive notice;

36

Annex C

(ii)   if by electronic mail, when transmitted to an electronic mail address at which the shareholder has consented to receive notice;

(iii)   if by a posting on an electronic network together with separate notice to the shareholder of such specific posting, upon the later of (A) such posting and (B) the giving of such separate notice; and

(iv)   if by any other form of electronic transmission, when communicated to the shareholder.

An affidavit of the secretary or an assistant secretary or of the transfer agent or other agent of the corporation that the notice has been given by a form of electronic transmission shall, in the absence of fraud, be prima facie evidence of the facts stated therein.

An “electronic transmission” means any form of communication, not directly involving the physical transmission of paper, that creates a record that may be retained, retrieved, and reviewed by a recipient thereof, and that may be directly reproduced in paper form by such a recipient through an automated process.

7.3   NOTICE TO SHAREHOLDERS SHARING AN ADDRESS

To the extent permitted under the TBOC, without limiting the manner by which notice otherwise may be given effectively to shareholders, any notice to shareholders given by the corporation under the provisions of the TBOC, the certificate of formation or these bylaws shall be effective if given by a single written notice to shareholders who share an address if consented to by the shareholders at that address to whom such notice is given. Any such consent shall be revocable by the shareholder by written notice to the corporation. Any shareholder who fails to object in writing to the corporation, within 60 days of having been given written notice by the corporation of its intention to send the single notice, shall be deemed to have consented to receiving such single written notice.

7.4   WAIVER OF NOTICE

Whenever notice is required to be given to shareholders, directors or other persons under any provision of the TBOC, the certificate of formation or these bylaws, a written waiver, signed by the person entitled to notice, or a waiver by electronic transmission by the person entitled to notice, whether before or after the time of the event for which notice is to be given, shall be deemed equivalent to notice. Attendance of a person at a meeting shall constitute a waiver of notice of such meeting, except when the person participates in or attends a meeting solely to object to the transaction of business because the meeting is not lawfully called or convened. Neither the business to be transacted at, nor the purpose of, any regular or special meeting of the shareholders or the board of directors, as the case may be, need be specified in any written waiver of notice or any waiver by electronic transmission unless so required by the certificate of formation or these bylaws.

37

Annex C

ARTICLE VIII — INDEMNIFICATION

8.1   INDEMNIFICATION OF DIRECTORS AND OFFICERS IN THIRD PARTY PROCEEDINGS

Subject to the other provisions of this Article VIII, the corporation shall indemnify, to the fullest extent permitted by the TBOC, as now or hereinafter in effect, any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative (a “Proceeding”) (other than an action by or in the right of the corporation) by reason of the fact that such person is or was a director of the corporation or an officer of the corporation, or while a director of the corporation or officer of the corporation is or was serving at the request of the corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise, against expenses (including attorneys’ fees), judgments, fines and amounts paid in settlement actually and reasonably incurred by such person in connection with such Proceeding if such person acted in good faith and in a manner such person reasonably believed to be in or not opposed to the best interests of the corporation, and, with respect to any criminal action or proceeding, had no reasonable cause to believe such person’s conduct was unlawful. The termination of any Proceeding by judgment, order, settlement, conviction, or upon a plea of nolo contendere or its equivalent, shall not, of itself, create a presumption that the person did not act in good faith and in a manner which such person reasonably believed to be in or not opposed to the best interests of the corporation, and, with respect to any criminal action or proceeding, had reasonable cause to believe that such person’s conduct was unlawful.

8.2   INDEMNIFICATION OF DIRECTORS AND OFFICERS IN ACTIONS BY OR IN THE RIGHT OF THE CORPORATION

Subject to the other provisions of this Article VIII, the corporation shall indemnify, to the fullest extent permitted by the TBOC, as now or hereinafter in effect, any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action or suit by or in the right of the corporation to procure a judgment in its favor by reason of the fact that such person is or was a director or officer of the corporation, or while a director or officer of the corporation is or was serving at the request of the corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise against expenses (including attorneys’ fees) actually and reasonably incurred by such person in connection with the defense or settlement of such action or suit if such person acted in good faith and in a manner such person reasonably believed to be in or not opposed to the best interests of the corporation; except that no indemnification shall be made in respect of any claim, issue or matter as to which such person shall have been adjudged to be liable to the corporation unless and only to the extent that the court in which such action or suit was brought shall determine upon application that, despite the adjudication of liability but in view of all the circumstances of the case, such person is fairly and reasonably entitled to indemnity for such expenses which such court shall deem proper.

38

Annex C

8.3   SUCCESSFUL DEFENSE

To the extent that a present or former director or officer of the corporation has been successful on the merits or otherwise in defense of any action, suit or proceeding described in Section 8.1 or Section 8.2, or in defense of any claim, issue or matter therein, such person shall be indemnified against expenses (including attorneys’ fees) actually and reasonably incurred by such person in connection therewith.

8.4   INDEMNIFICATION OF OTHERS

Subject to the other provisions of this Article VIII, the corporation shall have power to indemnify its employees and its agents to the extent not prohibited by the TBOC or other applicable law. The board of directors shall have the power to delegate the determination of whether employees or agents shall be indemnified to such person or persons as the board of directors determines.

8.5   ADVANCED PAYMENT OF EXPENSES

Expenses (including attorneys’ fees) incurred by an officer or director of the corporation in defending any Proceeding shall be paid by the corporation in advance of the final disposition of such Proceeding upon receipt of a written request therefor (together with documentation reasonably evidencing such expenses and any documentation as may be required by the TBOC) and an undertaking by or on behalf of the person to repay such amounts if it shall ultimately be determined that the person is not entitled to be indemnified under this Article VIII or the TBOC. Such expenses (including attorneys’ fees) incurred by former directors and officers or other employees and agents may be so paid upon such terms and conditions, if any, as the corporation deems reasonably appropriate and shall be subject to the corporation’s expense guidelines. The right to advancement of expenses shall not apply to any claim for which indemnity is excluded pursuant to these bylaws, but shall apply to any Proceeding referenced in Section 8.6(ii) or 8.6(iii) prior to a determination that the person is not entitled to be indemnified by the corporation.

39

Annex C

8.6   LIMITATION ON INDEMNIFICATION

Subject to the requirements in Section 8.3 and the TBOC, the corporation shall not be obligated to indemnify any person pursuant to this Article VIII in connection with any Proceeding (or any part of any Proceeding):

(i)   for which payment has actually been made to or on behalf of such person under any statute, insurance policy, indemnity provision, vote or otherwise, except with respect to any excess beyond the amount paid;

(ii)   for an accounting or disgorgement of profits pursuant to Section 16(b) of the 1934 Act, or similar provisions of federal, state or local statutory law or common law, if such person is held liable therefor (including pursuant to any settlement arrangements);

(iii)   for any reimbursement of the corporation by such person of any bonus or other incentive-based or equity-based compensation or of any profits realized by such person from the sale of securities of the corporation, as required in each case under the 1934 Act (including any such reimbursements that arise from an accounting restatement of the corporation pursuant to Section 304 of the Sarbanes-Oxley Act of 2002 (the “Sarbanes-Oxley Act”), or the payment to the corporation of profits arising from the purchase and sale by such person of securities in violation of Section 306 of the Sarbanes-Oxley Act), if such person is held liable therefor (including pursuant to any settlement arrangements);

(iv)   initiated by such person against the corporation or its directors, officers, employees, agents or other indemnitees, unless (a) the board of directors authorized the Proceeding (or the relevant part of the Proceeding) prior to its initiation, (b) the corporation provides the indemnification, in its sole discretion, pursuant to the powers vested in the corporation under applicable law, (c) otherwise required to be made under Section 8.7 or (d) otherwise required by applicable law; or

(v)   if prohibited by applicable law; provided, however, that if any provision or provisions of this Article VIII shall be held to be invalid, illegal or unenforceable for any reason whatsoever: (1) the validity, legality and enforceability of the remaining provisions of this Article VIII (including, without limitation, each portion of any paragraph or clause containing any such provision held to be invalid, illegal or unenforceable, that is not itself held to be invalid, illegal or unenforceable) shall not in any way be affected or impaired thereby; and (2) to the fullest extent possible, the provisions of this Article VIII (including, without limitation, each such portion of any paragraph or clause containing any such provision held to be invalid, illegal or unenforceable) shall be construed so as to give effect to the intent manifested by the provision held invalid, illegal or unenforceable.

40

Annex C

8.7   DETERMINATION; CLAIM

If a claim for indemnification or advancement of expenses under this Article VIII is not paid in full within 90 days after receipt by the corporation of the written request therefor, the claimant shall be entitled to an adjudication by a court of competent jurisdiction of his or her entitlement to such indemnification or advancement of expenses. The corporation shall indemnify such person against any and all expenses that are incurred by such person in connection with any action for indemnification or advancement of expenses from the corporation under this Article VIII, to the extent such person is successful in such action, and to the extent not prohibited by law. In any such suit, the corporation shall, to the fullest extent not prohibited by law, have the burden of proving that the claimant is not entitled to the requested indemnification or advancement of expenses.

8.8   NON-EXCLUSIVITY OF RIGHTS

The indemnification and advancement of expenses provided by, or granted pursuant to, this Article VIII shall not be deemed exclusive of any other rights to which those seeking indemnification or advancement of expenses may be entitled under the certificate of formation or any statute, bylaw, agreement, vote of shareholders or disinterested directors or otherwise, both as to action in such person’s official capacity and as to action in another capacity while holding such office. The corporation is specifically authorized to enter into individual contracts with any or all of its directors, officers, employees or agents respecting indemnification and advancement of expenses, to the fullest extent not prohibited by the TBOC or other applicable law.

8.9   INSURANCE

The corporation may purchase and maintain insurance on behalf of any person who is or was a director, officer, employee or agent of the corporation, or is or was serving at the request of the corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise against any liability asserted against such person and incurred by such person in any such capacity, or arising out of such person’s status as such, whether or not the corporation would have the power to indemnify such person against such liability under the provisions of the TBOC.

8.10   SURVIVAL

The rights to indemnification and advancement of expenses conferred by this Article VIII shall continue as to a person who has ceased to be a director, officer, employee or agent and shall inure to the benefit of the heirs, executors and administrators of such a person.

41

Annex C

8.11   EFFECT OF REPEAL OR MODIFICATION

Any amendment, alteration or repeal of this Article VIII shall not adversely affect any right or protection hereunder of any person in respect of any act or omission occurring prior to such amendment, alteration or repeal.

8.12   CERTAIN DEFINITIONS

For purposes of this Article VIII, references to the “corporation” shall include, in addition to the resulting corporation, any constituent corporation (including any constituent of a constituent) absorbed in a consolidation or merger which, if its separate existence had continued, would have had power and authority to indemnify its directors, officers, employees or agents, so that any person who is or was a director, officer, employee or agent of such constituent corporation, or is or was serving at the request of such constituent corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise, shall stand in the same position under the provisions of this Article VIII with respect to the resulting or surviving corporation as such person would have with respect to such constituent corporation if its separate existence had continued. For purposes of this Article VIII, references to “other enterprises” shall include employee benefit plans; references to “fines” shall include any excise taxes assessed on a person with respect to an employee benefit plan; and references to “serving at the request of the corporation” shall include any service as a director, officer, employee or agent of the corporation which imposes duties on, or involves services by, such director, officer, employee or agent with respect to an employee benefit plan, its participants or beneficiaries; and a person who acted in good faith and in a manner such person reasonably believed to be in the interest of the participants and beneficiaries of an employee benefit plan shall be deemed to have acted in a manner “not opposed to the best interests of the corporation” as referred to in this Article VIII.

ARTICLE IX — GENERAL MATTERS

9.1   EXECUTION OF CORPORATE CONTRACTS AND INSTRUMENTS

Except as otherwise provided by law, the certificate of formation or these bylaws, the board of directors may authorize any officer or officers, or agent or agents, to enter into any contract or execute any document or instrument in the name of and on behalf of the corporation; such authority may be general or confined to specific instances. Unless so authorized or ratified by the board of directors or within the agency power of an officer, no officer, agent or employee shall have any power or authority to bind the corporation by any contract or engagement or to pledge its credit or to render it liable for any purpose or for any amount.

42

Annex C

9.2   FISCAL YEAR

The fiscal year of the corporation shall be fixed by resolution of the board of directors and may be changed by the board of directors.

9.3   SEAL

The corporation may adopt a corporate seal, which shall be adopted and which may be altered by the board of directors. The corporation may use the corporate seal by causing it or a facsimile thereof to be impressed or affixed or in any other manner reproduced.

9.4   CONSTRUCTION; DEFINITIONS

Unless the context requires otherwise, the general provisions, rules of construction, and definitions in the TBOC shall govern the construction of these bylaws. Without limiting the generality of this provision, the singular number includes the plural, the plural number includes the singular, and the term “person” includes both an entity and a natural person.

ARTICLE X — AMENDMENTS

These bylaws may be adopted, amended or repealed by the shareholders entitled to vote; provided, however, that the affirmative vote of the holders of at least 66 2/3% of the total voting power of outstanding voting securities shall be required for the shareholders of the corporation to alter, amend or repeal, or adopt any bylaw inconsistent with, the following provisions of these bylaws: Article II, Sections 3.1, 3.2, 3.4 and 3.11 of Article III, Article VIII and this Article X (including, without limitation, any such Article or Section as renumbered as a result of any amendment, alteration, change, repeal, or adoption of any other bylaw). The board of directors by majority vote of the board shall also have the power to adopt, amend or repeal these bylaws; provided, however, that a bylaw amendment adopted by shareholders which specifies the votes that shall be necessary for the election of directors shall not be further amended or repealed by the board of directors.

ARTICLE XI — EXCLUSIVE FORUM

Unless the corporation consents in writing to the selection of an alternative forum, the sole and exclusive forum for (i) any derivative action or proceeding brought on behalf of the corporation, (ii) any action asserting a claim for or based on a breach of a fiduciary duty owed by any current or former director or officer or other employee of the corporation to the corporation or the corporation’s shareholders, including a claim alleging the aiding and abetting of such a breach of fiduciary duty, (iii) any action asserting a claim against the corporation or any current or former director or officer or other employee of the corporation arising pursuant to any provision of the TBOC or the certificate of formation or these bylaws (in each case, as they may be amended from time to time), (iv) any action asserting a claim related to or involving the corporation that is governed by the internal affairs doctrine, or (v) any action asserting an “internal entity claim” as that term is defined in Section 2.115 of the TBOC shall be the Business Court in the First Business Court Division (“Business Court”) of the State of Texas (provided that if the Business Court is not then accepting filings or determines that it lacks jurisdiction, the United States District Court for the Northern District of Texas, Dallas Division (the “Federal Court”) or, if the Federal Court lacks jurisdiction, the state district court of Dallas County, Texas). For the avoidance of doubt, this Article shall not apply to any direct claims under the Securities Act of 1933, as amended, or the 1934 Act.

43

Annex D

ZION OIL & GAS, INC.

RESOLUTIONS

OF

THE BOARD OF DIRECTORS

March 17, 2025

These resolutions are adopted by unanimous vote of the Board of Directors of Zion Oil & Gas, Inc. (the “Company) on March 17, 2025.

TEXAS REDOMESTICATION

WHEREAS, the Board of Directors (the “Board”) of the Company is considering redomesticating the Company from the State of Delaware to the State of Texas by the conversion of the Company from a corporation organized under the laws of the State of Delaware (the Company when organized under such laws, the “Delaware Corporation”) to a corporation organized under the laws of the State of Texas (the Company when organized under such laws, the “Texas Corporation”) pursuant to and in accordance with Section 266 of the Delaware General Corporation Law (the “DGCL”), Title 1, Chapter 10, Subchapter C of the Texas Business Organizations Code (the “TBOC”) and the proposed Plan of Conversion (the “Plan of Conversion”), in the form attached hereto as Exhibit A (such conversion, the “Texas Redomestication”);

WHEREAS, after investigating and considering the benefits and detriments of redomesticating the Company from the State of Delaware, at a meeting of the Board held on March 17, 2025, the Board adopted resolutions determining that reincorporation of the Company in Texas is in the best interests of the Company and all of its stockholders, and that the Board should submit reincorporation for approval and adoption by the stockholders of the Company at the Company’s 2025 annual meeting of stockholders (the “2025 Annual Meeting”) and the Board recommends that stockholders vote for reincorporation based on the determination that reincorporating in Texas is in the best interests of the Company and all of its stockholders;

WHEREAS, the Plan of Conversion provides, among other things, on completion of the Texas Redomestication, and without any further action on the part of any person, that:

(a)   each outstanding share of common stock, par value $0.01 per share, of the Delaware Corporation will automatically be converted into one validly issued, fully paid and nonassessable share of common stock, par value $0.01 per share, of the Texas Corporation and any warrant, option, restricted stock unit, equity or equity-based award or other right to acquire any, or of any instrument to convert into, or based on the value of common stock or other equity security of the Delaware Corporation, be a warrant, option, restricted stock unit, equity or equity-based award or other right to acquire any, or of any instrument to convert into, or based on the value of the same amount of common stock or other equity securities of the Texas Corporation; and

(b)   the Company’s existing certificate of incorporation and bylaws will be replaced with the Texas Certificate of Formation (the “Texas Charter”) and the Texas Bylaws (the “Texas Bylaws” and, together with the Texas Charter, the “Texas Governing Documents”), each in the form attached hereto as Exhibits C and D, respectively; and

NOW, THEREFORE, BE IT RESOLVED, that, in accordance with and in consideration of the recommendation of the Board by unanimous vote hereby (a) determines that the Texas Redomestication, the Plan of Conversion and the Texas Governing Documents are in the best interests of the Company and its stockholders and (b) approves and adopts the Texas Redomestication, the Plan of Conversion and the Texas Governing Documents;

RESOLVED FURTHER, that the form, terms, provisions, and conditions of the Plan of Conversion be, and the same hereby are, in all respects approved and adopted;

1

Annex D

RESOLVED FURTHER, that the Board hereby directs that the Texas Redomestication (including the Plan of Conversion and Texas Governing Documents) and these resolutions approving the Texas Redomestication (the “Texas Redomestication Board Resolutions”) be submitted for approval and adoption, respectively, by the stockholders of the Company at the Company’s 2025 Annual Meeting, which approval and adoption shall require (i) the affirmative vote of a majority of the outstanding shares of stock of the Company entitled to vote thereon in accordance with Section 266 of the DGCL; and

RESOLVED FURTHER, that upon receipt of stockholder approval of the Texas Redomestication Proposal, including, without limitation, the approval of the Texas Redomestication (including the Plan of Conversion and the Texas Governing Documents) and the adoption of the Texas Redomestication Board Resolutions, at the 2025 Annual Meeting, each of the Chief Financial Officer and General Counsel and Corporate Secretary of the Company and each of their respective designees (each such person, an “Authorized Officer”) be, and each of them hereby is, authorized, empowered and directed, in the name and on behalf of the Company and without further action from the Board, to prepare, execute, file and deliver all agreements, documents, notices, certificates, consents, approvals or other instruments and take all such actions that such Authorized Officer deems necessary, desirable or appropriate in order to perform the Company’s obligations under the Plan of Conversion and to consummate the Texas Redomestication, including, without limitation, (a) the execution and filing of certificates of conversion with the Secretary of State of the States of Texas and Delaware, as applicable, and the execution and filing of the Texas Charter with the Secretary of State of the State of Texas; (b) the filing of the annual franchise tax reports required by the Secretary of State of the State of Delaware and the payment of the applicable franchise taxes; (c) the payment of any fees that may be necessary in connection with the Texas Redomestication; (d) the submission of all required notifications to the OTC Market or any other applicable stock exchange; and (e) the filing of Current Reports on Form 8-K and any other regulatory filings that may be necessary, desirable or appropriate in connection with the Texas Redomestication.

PROXY MATERIALS; MANAGEMENT PROPOSALS

RESOLVED, that, in accordance with the foregoing resolutions, each of the Authorized Officers be, and each of them hereby is, authorized, empowered and directed to (a) include the Texas Redomestication Proposal, including, without limitation, the Texas Redomestication (including the Plan of Conversion and the Texas Governing Documents) and the Texas Redomestication Board Resolutions in the Company’s proxy materials for the 2025 Annual Meeting, and (b) solicit proxies on behalf of the Board from the Company’s stockholders authorizing the persons named in such proxies to vote their shares of the Company’s common stock in favor of the Texas Redomestication Proposal, including, without limitation, the Texas Redomestication (including the Plan of Conversion and the Texas Governing Documents) and the Texas Redomestication Board Resolutions, at the 2025 Annual Meeting.

ADDITIONAL ACTIONS

RESOLVED, that in addition to the specific authorizations set forth in any of the foregoing resolutions, each of the Authorized Officers is hereby authorized, empowered and directed, in the name and on behalf of the Company and without further action from the Board, to prepare or cause to be prepared, execute, deliver and file any and all agreements, instruments or documents, perform all acts, do all things, and pay or cause to be paid all liabilities, fees, expenses and costs such Authorized Officer deems necessary, desirable or appropriate to consummate, effectuate, carry out or further the transactions contemplated by and the intent and purposes of the foregoing resolutions;

RESOLVED FURTHER, that the Authorized Officers be, and each of them hereby is, authorized and directed, in the name and on behalf of the Company, to take any steps in connection with initiating or defending legal proceedings in any federal, state or foreign court or governmental agency that may be necessary, desirable or advisable in connection with the Texas Redomestication or any of the other transactions contemplated by the foregoing resolutions and to execute any and all further instruments or any amendments thereto and to effect all necessary filings or any amendments thereto with any and all appropriate federal, state and foreign courts or regulatory authorities; and

2

Annex D

RESOLVED FURTHER, that each of the Authorized Officers is hereby authorized and empowered, in the name and on behalf of the Company and without further action from the Board, to delegate such Authorized Officer’s authority granted by these resolutions to one or more attorneys-in-fact or agents acting for such Authorized Officer.

RATIFICATION OF PRIOR ACTIONS

RESOLVED, that any and all acts or things done by any officer or director of the Company prior to the adoption of these resolutions that if done after the date hereof would be authorized or contemplated by, or in furtherance of, such resolutions be, and each and all of said acts and things hereby are, expressly and in all respects authorized, approved, adopted, ratified and confirmed.

3

State of Delaware Secretary of Stale DMslon of Corporations Delinred 10:39 AM 06/08/2023 FILED 10:39 AM 06/08/2023 SR 20232700950 - File Number 3477195

CERTIFICATE OF AMENDMENT

TO

AMENDED AND RESTATED

CERTIFICATE OF INCORPORATION

OF

ZION OIL & GAS, INC.

The undersigned, Robert Dunn, Chief Executive Officer of Zion Oil & Gas, Inc., a Delaware corporation (the "Corporation") does hereby certify as follows:

1.	The name of the Corporation is Zion Oil & Gas, Inc.

2.	The Amended and Restated Certificate of Incorporation was filed with the Secretary of State of the State of Delaware on July 2, 2003.

3.

Pursuant to resolution of its Board of Directors, the 2023 Annual Meeting of the stockholders of said Corporation was duly called and held on June 7, 2023 upon notice in accordance with Section 222 of the Delaware General Corporation Law (DGCL) at which meeting the necessary number of shares as required by statute were voted in favor of the below amendment.

4.

The Company's common stockholders approved to amend the Company's Amended and Restated Certificate of Incorporation to increase the number of shares of common stock, par value $0.01 ("Common Stock"), that the Company is authorized to issue from 800 million to 1,200 million.

5.	The first paragraph of Article FOURTH of the Amended and Restated Certificate of Incorporation is hereby amended to read in its entirety of the first paragraph as follows:

"Th.e total number of shares of common stock which the Corporation is authorized to issue is 1,200,000,000 shares of common stock with a par value of $0.01 per share."

6.	This amendment of the Certificate oflncorporation was duly adopted in accordance with Section 242 of the Delaware General Corporation Law.

IN WITNESS WHEREOF, this certificate of amendment has been executed as of this 8th day of June 2023.

/s/ Robert Dunn
Name: Robert Dunn
Title: ChiefExecutive Officer

State of Delaware Secretary of State Division of Corporations Delivered 11:30 AM 07/02/2003 FILED 11:30 AM 07/02/2003 S RV 030437616 - 3477195 FILE

AMENDED AND RESTATED

CERTIFICATE OF lNCORPORATION

OF

ZION OIL & GAS, INC.

SECTION 242 & 245

This Amended and Rcslated Ccrlificntc of Incorporation ha5 been duly adopted by Zion Oil & Gas, Inc. (the "Corporation") in accordance with the Ge ral Corporation Law of the State of Delaware ("DGCL"). The date of filing of 11te Corporation's original Ccttificnte of Incorporation was January 7, 2002. The undersigned Corporation hereby certifies that:

First:	The name of the COIJlnrntion is Zion Oil & Gas, In .

Second:

The address of the Corporation's registered office in the State of Delaware is 1209 Orange Street, Wilmington, New Castle Collllty, Delaware, and the name of its registered agent at such address Is The Corporation Trust Company.

The pUipOSe of the Corporation is to engage in any lawful act or activity for which corporations mny be organized under the DGCL.

Fourth:	The total number of shares of stock that the Corporation is authorized to issui: is 20,000,000 shares of common stock with a par value ofS0.01 per sbare.

Fifth:	The Corporation shall have perpetual existence.

Sixth:

Except as may be otherwise provided by the DGCL or in this Amended and Restated Certificate of Incorporation, the business end affiurs of the Corporation shall be managed wider the direction of the Board ofDirccto .

A.            Number of Qlret!:!2Jl. The number of directors of lhe Corporation shall be fixed from time to lime by, or in the manner provided in, the bylaws of the Corporation.

B.            Election of DircctQG. Elections of directors need not be by written bal101 except and to the extent provided otherwise in the bylaws of the Corporation.

C.          Classes of Directo!'ll. The Board of Directors shall be divided into three (3) classes, designated Cl.a.ss I, Cius II and Class lII, as ne11rly equal in munbc:r as the then total number of directors constituting the ntire Board pcnnlts. Iftbe number of dlrectorS is changed, any increase or decrease shall be appot1iooed by the Board of Directon among the three (3) classes so that the nwnber in each class shall be as nearly equal as possible. nu, tenn of office of each class shall expire at the third annual meeting of stockholders for election of directors following the election of such class, except that the initial tenn of the Class I directors shall expire at the annual meeting of stockholders in 2006, the initial temi of lhe Class IT directors shall expire at the annual meeting of stockholders in 2004, and the initial tenn of the Class Ill directors shall expire at the annual meeting of stockholders in 2005. At each annual meeting of the stockholders of the Corporation, the successors of the class of directors whose term expires at such meeting shall be elected to hold office for a tenn expiring as of the third succeeding annual meeting.

D.            Removal of Djrectors. Any director, or the entire Board of Directors, may be removed from office at any time, but only for cause (as defined below) and by the affirmative vote of the holders of not less than sixty-six and two-thirds percent (66-2/3%) of the voting power of the Voting Stock (as defined in Article Tenth hereof) voting together as a single class, with the vote to be at a special meeting of stockholders called expressly for that purpose. Except as otherwise provided by law, "cause" for removal shall exist only if the director whose removal is proposed:

(1)     has been convicted of a felony by a court of competent jurisdiction and such conviction is no longer subject to direct appeal; or

(2)    has been adjudged by a court of competent jurisdiction to be liable for gross negligence or misconduct in the performance of the duties of such director to the Corporation in connection with a matter of substantial importance to the Corporation, and such adjudication has become final and non-appealable; or

(3)     has missed six (6) consecutive meetings of the Board of Directors.

E.            Vacancies. Newly-created directorships resulting from any increase in the authorized number of directors or any vacancies of the Board of Directors resulting from death, resignation, retirement, disqualification, removal from office or other reason shall be solely filled by a majority vote of the directors then in office, though less than a quorum, or by a sole remaining director. Directors so chosen shall hold office for a term expiring at the annual meeting of stockholders at which the term of office of the class to which they have been elected expires, upon election and qualification of their successors. No decrease in the number of authorized directors constituting the entire Board of Directors shall shorten the term of any incumbent director.

Seventh:	The board of directors is expressly authorized to make, alter, or repeal the bylaws of the Corporation

Eighth:

A director of the Corporation shall not be personally liable to the Corporation or its stockholders for monetary damages for breach of fiduciary duty as a director, except for liability (i) for any breach of the director's duty of loyalty to the Corporation or its stockholders, (ii) for acts or omissions not in good faith or that involve intentional misconduct or a knowing violation of law, (iii) under Section 174 of the DGCL, as the same exists or hereafter may be amended, or (iv) for any transaction from which the director derived an improper personal benefit. If the DGCL hereafter is amended to authorize the further elimination or limitation of the liability of directors, then the liability of a director of the Corporation, in addition to the limitation on personal liability provided herein, shall be limited to the fullest extent permitted by the amended DGCL. Any repeal or modification of this Article Eighth by the stockholders of the Corporation shall be prospective only, and shall not adversely affect any limitation on the personal liability of a director of the Corporation existing at the time of such repeal or modification.

Ninth:

The Corporation shall indemnify any person who was or is a party or is threatened to be made a party to any threatened, pending or contemplated action, suit or proceeding, whether civil, criminal, administrative, arbitrative or investigative, any appeal in such an action, suit or proceeding and any inquiry or investigation that could lead to such an action, suit or proceeding (whether or not by or in the right of the Corporation), by reason of the fact that he is or was a director, officer, employee or agent of the Corporation or is or was serving at the request of the Corporation as a director, officer, partner, venturer, proprietor, trustee, employee, agent or similar functionary of another corporation, partnership, joint venture, sole proprietorship, trust, nonprofit entity, employee benefit plan or other enterprise, against all judgments, penalties (including excise and similar taxes), fines, settlements and expenses (including attorneys' fees and court costs) actually and reasonably incurred by hlm in connection with such action, suit or proceeding to the fullest extent permitted by any applicable law, wtd such indemnity shall inure to the benefit of the heirs, executors and administrators of any such person so indemnified pursuant to this Article Ninth.

The right to indemnification wider this Article Ninth shall be a contract right and shall include, with respect to directors and officers, the right to be paid by the Corporation the expenses incurred in defending any such proceeding in advance of its disposition; provided, however, that, if the DGCL requires, the payment of such expenses incurred by a director or officer in advance of the final disposition of a proceeding shall be made only upon delivery to the Corporation of an widertaking, by or on behalf of such director or officer, to repay all amounts so advanced if it shall ultimately be determined that such director or officer is not entitled to be indemnified under this Article Ninth or otherwise. The Corporation may, by action of its board of directors, pay such expenses incurred by employees and agents of the Corporation upon such terms as the board of directors deems appropriate.

The indemnification and advancement of expenses provided by, or granted pursuant to this Article Ninth shall not be deemed exclusive of any other right to which those seeking indemnification may be entitled wider any law, bylaw, agreement, vote of stockholders or disinterested directors or otherwise, both as to action in his official capacity and as to action in another capacity while holding such office. Any repeal or amendment of this Article Ninth by the stockholders of the Corporation or by changes in applicable law shall, to the extent pem1itted by applicable law, be prospective only, and not adversely affect the indemnification of any person who may be indemnified at the time of such repeal or amendment.

Tenth:

A.       Special Vote Required For Certain Business Combinations. In addition to any affrrmative vote required by law or this Amended and Restated Certificate of Incorporation or the Bylaws of the Corporation, and except as otherwise expressly provided in Section B of this Article Tenth, a Business Combination (as hereinafter defined) with, or proposed by or on behalf of any Interested Stockholder (as hereinafter defined) or any Affiliate or Associate (as hereinafter defined) of any Interested Stockholder or any person who after such Business Combination would be an Affiliate or Associate of such Interested Stockholder shall require the affi.nnative vote of the holders of not less than sixty-six and two thirds percent (66 2/3%) of the voting power of the Voting Stock, voting together as a single class. Such affirmative vote shall be required notwithstanding the fact that no vote may be requlred, or that a lesser percentage or separate class vote may be specified, by law, by any other provision of this Amended and Restated Certificate of Incorporation or the Bylaws of the Corporation, by any agreement with any national securities exchange or otherwise.

B.           When Special Vote Not Required. The provisions of Section A of this Article Tenth shal I not be applicable to any particular Business Combination, and such Business Combination shall require only such affinnative vote, if any, as is required by law, by any other provision of this Amended and Restated Certificate of Incorporation or the Bylaws of the Corporation, by any agreement with any national securities exchange or otherwise if the Business Combination (either specifically or as a transaction which is within an approved category of transactions) shall have been approved by a majority of the Disinterested Directors (as hereinafter defined) prior to the stockholder becoming an Interested Stockholder, it being understood that this condition shall not be capable of satisfaction unless there are at least three (3) Disinterested Directors.

C.             Certain Definitions. The following definitions shall apply with respect to this Article Tenth:

(i)           The term "Business Combination" shall mean:

(a)         any merger or consolidation of the Corporation or any Subsidiary (as hereinafter defmed) with (I) any Interested Stockholder or (2) any other company (whether or not itself an Interested Stockholder) that is or after such merger or consolidation would be an Affiliate or Associate of an Interested Stockholder; or

(b)        any sale, lease, exchange, mortgage, pledge, transfer or other disposition, or any security arrangement, investment, loan, advance, guarantee, agreement to purchase, agreement to pay, extension of credit, joint venture participation or other arrangement, in one transaction or in a series of transactions, with or for the benefit of any Interested Stockholder or any Affiliate or Associate of any Interested Stockholder involving any assets, cash flow, earning power, securities or commitments of the Corporation, any Subsidiary, any Interested Stockholder or any Affiliate or Associate of any Interested Stockholder that, together with all other such arrangements, has an aggregate Fair Market Value or involves aggregate commitments equal to ten percent (10%) or more of the assets, cash flow or earning power (in the case of transactions involving assets or commitments other than capital stock) or ten percent (10%) or more of the stockholders' equity (in the case of transactions in capital stock) of the entity in question ("Substantial Part''), as reflected in the most recent fiscal year-end consolidated balance sheet of such entity existing at the time the stockholders of the Corporation would be required to approve or authorize the Business Combination involving the assets, cash flow, earning power, securities or commitments constituting any Substantial Part; or

(c)          the adoption of any plan or proposal for the liquidation or dissolution of the Corporation; or

(d)         any issuance or reclassification of securities (including any stock dividend, split or reverse split or any other distribution of securities in respect of stock), any recapitalization of the Corporation, any merger or consolidation of the Corporation with any of its Subsidiaries or any other transaction (whether or not with or otherwise involving an Interested Stockholder) that has the effect, directly or indirectly, of increasing the proportionate share of any class or series of Capital Stock, or any securities convertible into, or rights, options or warrants to acquire, Capital Stock, or equity securities of any Subsidiary, that is beneficially owned by any Interested Stockholder or any Affiliate or Associate of any Interested Stockholder; or

(e)        any agreement, arrangement or other understanding providing for any one or more of the actions specified in the foregoing clauses (a) to (d).

(ii)        The tenn "Capital Stock" shall mean the capital stock of the Corporation authorized to be issued from time to time under Article Fourth, as such may be amended from time to time, and 1he tenn "Voting Stock" shall mean all issued and outstanding shares of Capital Stock entitled to vote generally in the election of directors or that otlmwise are entitled to vote with such stock on the specific matter in question.

(iii)       The tenn ''person" shall mean any individual, firm, company or other entity and shall include any group composed of any person and. any other person with whom such person or any Affiliate or Associate of such person has any agreement, arrangement or Wlderstanding, directly or indirectly, for the purpose of acquiring, holding, voting or disposing of Capital Stock.

(iv)       The term "Interested Stockholder" shall mean any person (other than the Corporation or any Subsidiary and other than any profit-sharing, employee stock ownership or other employee benefit plan of the Corporation or any Subsidiary or any trustee of or fiduciary with respect to any such plan when acting in such capacity) who or which is the beneficial owner, directly or indirectly, of Voting Stock representing ten percent (10%) or more of the voting power of all Voting Stock.

(v)          A person shall be a "beneficial owner" of, shall "beneficially own." and shall have "beneficial ownership" of, any Capital Stock (1) that such person or any of it.5 Affiliates or Associates owns, directly or indirectly; (2) that such person or any of its Affiliates or Associates has, directly or indirectly, (x) the right to acquire (whether sucb right is exercisable immediately or subject only to the passage of time), pursuant to any agreement. arrangement or understanding or upon the exercise of conversion rights, exchange rights, warrants or options, or otherwise, or (y) the right to vote pursuant to any agreement, arrangement or understanding; or (3) which is beneficially owned, directly or indirectly, by any other person with which such person or any of its Affiliates or Associates has any agreement, arrangement or understanding for the purpose of acquiring. holding, voting or disposing of any shares of Capital Stock. For the purposes of determining whether a person is an Interested Stockholder pursuant to paragraph (iv) above, the number of shares of Capital Stock deemed to be outstanding shall include shares deemed beneficially owned by such person through application of this paragraph (v), but shall not include any other shares of Capital Stock that may be issuable pursuant to any agreement, arrangement or understanding, or upon exercise of conversion rights, warrants or options, or otherwise.

(vi)      The terms "Affiliate" and "Associate" shall have the respective meanings ascribed to such tenns in Rule l2b-2 of the General Rules and Regulations under the Securities and Exchange Act of 1934 (the "Exchange Act") in effect on the date that this Article Tenth is approved by the Board of Directors of the Corporation (the term "registrant" in Rule 12b-2 meaning in this case the Corporation).

(vii)       The tenn "Subsidiary" means with reference to any person, any corporation or other entity of which a majority of the voting power of equity securities or majority of the equity interest is beneficially owned, directly or indirectly, by such person, or otherwise controlled by such person; provided, however, that for the purposes of the definition of Interested Stockholder set forth in paragraph (iv) above, the tenn "Subsidiary'' shall mean only a corporation or other entity of which a majority of each class of equity securities is beneficially owned by the Corporation.

(viii)     The tenn "Disinterested Director," with respect to any particular Business Combination with, or proposed by or on behalf of, any Interested Stockholder or any Affiliate or Associate of any Interested Stockholder or any person who thereafter would be an Affiliate or Associate of any Interested Stockholder, means (l) any member of the Board of Directors of the Corporation, while such person is a member of the Board of Directors, who is not an Interested Stockholder, an Affiliate or Associate of an Interested Stockholder, or a representative of an Interested Stockholder or of any such Affiliate or Associate, or (2) any person who subsequently becomes a member of the Board of Directors, while such person is a member of the Board of Directors, who is not an Interested Stockholder, an Affiliate or Associate of an Interested Stockholder, or a representative of an Interested Stockholder or of any such Affiliate or Associate, if such person's nomination for election or election to the Board of Directors is recommended or approved by a majority of the Disinterested Dircx:tors then in office.

(ix)        The term "Fair Market Value" means (l) in the case of cash, the amount of such cash; (2) in the case of stock, the highest closing sale price during the thirty (30)-day period immediately preceding the date in question of a share of such stock on the Composite Tape for New York Stock Exchange-listed stocks, or, if such stock is not quoted on the Composite Tape, on the New York Stock Exchange, or, if such stock is not listed on such exchange, on the principal United States securities exchange registered under the Exchange Act on which such stock is listed, or, if such stock is not listed on any such exchange, the highest closing sale price with respect to a share of such stock during the thirty (30)-<lay period immediately preceding the date in question as reported by the National Association of Securities Dealers, Inc. Automated Quotation System or any similar listing or quotation system then in use, or if no such sale prices are available, the highest of the means between the last reported bid and asked price with respect to a share of such stock on each day during the thirty (30)-day period immediately preceding the date in question as reported by the National Association of Securities Dealers, Inc. Automated Quotation System, or if not so reported, as determined by a member finn of the National Association of Securities Dealers, Inc. selected by a majority of the Disinterested Directors, or if no such bid and asked prices are available, the fair market value on the date in question of a share of such stock as determined in good faith by a majority of the Disinterested Directors; and (3) in the case of property other than cash or stock, the fair market value of such property on the date in question as detennined in good faith by a majority of the Disinterested Directors.

D.        Powers of Directors. For the purpose of this Article Tenth, a majority of the Disinterested Directors (whether or not any vacancies then exist on the Board of Directors) sball exercise the powers of the Disinterested Directors hereunder, and shall have the power and duty to detennine in good faith, on the basis of information known to them after reasonable inquiry, all questions arising under this Article Tenth, including, without limitation, (I) whether a person is an Interested Stockholder, (2) the number of shares of Capital Stock beneficially owned by any person, (3) whether a person is an Affiliate or Associate of another, (4) whether a Business Combination is with, or proposed by or on behalf of, an Interested Stockholder or an Affiliate or Associate of an Interested Stockholder or a person who thereafter would be an Interested Stockholder or an Affiliate or Associate of an Interested Stockholder, and (5) whether any transaction specified in paragraph (i)(b) of Section C of this Article Tenth meets the Substantial Part test set forth therein. Any such detennination made in good faith shall be blndlng and conclusive on all parties.

E.          No Effect On Fiduciary Obligations.

(i)          Nothing contained in this Article Tenth shall be construed to relieve any Interested Stockholder from any fiduciary obligation imposed by law.

(ii)       The fact that any Business Combination complies with the provisions of Section of this Article Tenth shall not be construed to impose any fiduciary duty, obligation or responsibility on the Board of Directors, or any member thereof, to approve such Business Combination or recommend its adoption or approval to the stockholders of the Corporation, nor shall such compliance limit, prohibit or otherwise restrict in any manner the Board of Directors, or any member thereof, with respect to evaluations of or actions and responses taken with respect to such Business Combination.

Eleventh:

The Corporation reserves the right to amend, alter, change or repeal any provision contained in this Amended and Restated Certificate of Incorporation, in the manner now or hereafter prescribed by statute, and all rights conferred upon stockholders herein are granted subject to this reservation; provided, however, that notwithstanding anything contained in this Amended and Restated Certificate oflncorporation to the contrary, the affinnative vote of holders of not less than eighty percent (80%) of the voting power of the Voting Stock (as defined in Article Tenth hereof) voting together as a single class, shall be required to alter, amend, adopt any provision inconsistent with or repeal Article Sixth, Article Eighth, Article Ninth and Article Tenth, or this Article Eleventh; provided, further, that such eighty percent (80%) vote shall not be required for any such alteration, amendment, adoption of any provision inconsistent with, or for the repeal of, Article Tenth which is recommended to stockholders by two-thirds (2/3) of the Disinterested Directors and such alteration, amendment, adoption of inconsistent provision or repeal shall require the vote, if any, required under the applicable provisions of the DOCL, this Amended and Restated Certificate of Incorporation or the bylaws of the Corporation.

lN W1TNESS WHEREOF, Zion Oil & Gas, Inc. has caused this Amended and Restated Cenificate of Incorporation to be executed this 1st day of July, 2003.

ZION OIL & GAS, INC.

By:
Name: Eugene A. Soltero
Title: President

ATTEST:

Annex F

AMENDED AND RESTATED BYLAWS

OF

ZION OIL & GAS, INC.

(A Delaware Corporation)

[As of February 14, 2022]

1

2

3

4

AMENDED AND RESTATED BYLAWS
OF
ZION OIL & GAS, INC.

(A Delaware Corporation)

Effective as of February 14, 2022

These bylaws (the “Bylaws”) are subject to, and governed by, the General Corporation Law of the State of Delaware (the “DGCL”) and the amended and restated certificate of incorporation (“Certificate of Incorporation”) of Zion Oil & Gas, Inc., a Delaware corporation (the “Corporation”). In the event of a direct conflict between the provisions of these Bylaws and the mandatory provisions of the DGCL or the provisions of the Certificate of Incorporation, such provisions of the DGCL or the Certificate of Incorporation, as the case may be, will be controlling.

ARTICLE I
OFFICES

Section 1. Registered Office and Agent. The registered office of the Corporation in the State of Delaware shall be at Corporation Trust Center, 1209 Orange Street, in the City of Wilmington, County of New Castle, and the registered agent in charge thereof shall be The Corporation Trust Company. The registered office and registered agent of the Corporation may be changed from time to time by the appropriate filing by the Corporation in the office of the Secretary of State of the State of Delaware.

Section 2. Other Offices. The Corporation may also have an office or offices, and keep the books and records of the Corporation, except as may otherwise be required by law, at such other place or places, either within or without the State of Delaware, as the Board of Directors of the Corporation (“Board of Directors” or “Board”) may from time to time determine or the business of the Corporation may require.

ARTICLE II
MEETINGS OF STOCKHOLDERS

Section 1. Place of Meeting. All meetings of the stock‐holders shall be held at the principal executive offices of the Corporation or at such other places, either within or without the State of Delaware, as may from time to time be fixed by the Board of Directors, the Chairman of the Board, the Chief Executive Officer or the President.

Section 2. Annual Meetings. The annual meetings of stock‐holders for the election of directors and for the transaction of such other business as may properly come before the meeting shall be held on such date and at such time and place as may from time to time be established by the Board of Directors, the Chairman of the Board, the Chief Executive Officer or the President.

5

Section 3. Special Meetings. A special meeting of the stockholders may be called by the Chairman or Vice Chairman of the Board, the Chief Executive Officer, or a majority of the Board of Directors. Special meetings of shareholders shall also be called by the Secretary upon the written request of the recordholders of common stock entitled to cast not less than 50% of all the votes entitled to be cast at such meeting of the outstanding shares of the Corporation. Such request shall state (i) the purpose(s) of such meeting, (ii) a brief description of each matter of business desired to be brought before the special meeting, (iii) the text of any proposal or business to be considered at the special meeting (including the text of any resolutions proposed to be acted upon and in the event that such business includes a proposal to amend these Bylaws, the language of the proposed amendment) and (iv) the information required in Section 12 of Article II. With receipt of such request and any notice required by Section 4 and Section 12 of Article II and Section 3 of Article III, the Chairman or Vice Chairman, with input from the Board of Directors, shall set a date for the special meeting, set a record date in accordance with Section 4 of Article II and shall cause the Corporate Secretary to give the notice required under Section 4.

Business transacted at a special meeting requested by stockholders shall be limited to the matters described in the special meeting request; provided, however, that nothing herein shall prohibit the Board of Directors from submitting matters to the stockholders at any special meeting requested by stockholders. A stockholder may revoke a request for a special meeting at any time by written revocation delivered to the Secretary at the Corporation’s principal executive offices, and if, following such revocation, there are unrevoked requests from stockholders holding in the aggregate less than the requisite number of shares entitling the stockholders to request the calling of a special meeting, the Board of Directors, in its discretion, may cancel the special meeting.

Notwithstanding the foregoing, a special meeting requested by stockholders shall not be held if: (i) the Board of Directors has called or calls for an annual or special meeting of the stockholders to be held within 90 days after the Secretary receives the request for the special meeting and the Board of Directors determines in good faith that the business of such meeting includes (among any other matters properly brought before the meeting) the business specified in the request; (ii) the stated business to be brought before the special meeting is not a proper subject for stockholder action under applicable law; (iii) an identical or substantially similar item (a “Similar Item”) was presented at any meeting of stockholders held within 120 days prior to the receipt by the Secretary of the request for the special meeting (and, for purposes of this Section 3, the election of directors shall be deemed a Similar Item with respect to all items of business involving the election or removal of directors); or (iv) the special meeting request was made in a manner that involved a violation of Regulation 14A under the Securities Exchange Act of 1934, as amended and the rules and regulations promulgated thereunder (the “Exchange Act”).

6

Section 4. Notice of Meetings. Except as otherwise provided in this Section 4 and Section 12 of Article II or by law, written notice of each meeting of the stockholders by the Corporation, whether annual or special, shall be given, either by personal delivery or by mail, not less than ten (10) nor more than sixty (60) days before the date of the meeting to each stockholder of record entitled to notice of the meeting; provided, however, if the meeting is called for the purpose of acting on an agreement of merger or consolidation involving the Corporation or for the purpose of authorizing the sale, lease or exchange of all or substantially all of the property and assets of the Corporation, the notice of the meeting shall be given at least twenty (20) days prior to the date of the meeting. If mailed, such notice shall be deemed given when deposited in the United States mail, postage prepaid, directed to the stockholder at such stockholder’s address as it appears on the records of the Corporation, unless such stockholder shall have filed with the Secretary of the Corporation a written request that notices to such stockholder be mailed to some other address, in which case it shall be directed to such stockholder at such other address. If notice is mailed at least thirty (30) days before the date of the meeting, it may be done by a class of United States mail other than first class. Each such notice shall state the place, date and hour of the meeting, and, in the case of a special meeting, the purpose or purposes for which the meeting is called, and the means of remote communications, if any, by which stockholders and proxyholders may be deemed to be present in person and vote at such meeting. Notice of any meeting of stockholders shall not be required to be given to any stockholder who shall waive notice thereof as provided in Section 2 of Article VIII of these Bylaws. Notice of adjournment of a meeting of stockholders need not be given if the time and place to which it is adjourned are announced at such meeting, unless the adjournment is for more than thirty (30) days or, after adjournment, a new record date is fixed for the adjourned meeting.

Whenever notice is required to be given by these Bylaws or by law to any stockholder to whom (i) notice of two (2) consecutive annual meetings of the stockholders, and all notices of meetings or the notice of the taking of action by written consent without a meeting to such person during the period between such two (2) consecutive annual meetings, or (ii) all, and at least two (2), payments (if sent by first class mail) of dividends or interest on securities during a twelve-month period, have been mailed addressed to such person at such person’s address as shown on the records of the Corporation and have been returned undeliverable, the giving of such notice to such person shall not be required. Any action or meeting which shall be taken or held without notice to such person shall have the same force and effect as if such notice had been duly given. If any such person shall deliver to the Corporation a written notice setting forth such person’s then current address, the requirement that notice be given to such person shall be reinstated.

Section 5. Quorum. Except as otherwise provided by law or the Certificate of Incorporation or these Bylaws, the holders of a majority of the outstanding shares of stock of each class entitled to be voted at the meeting, present in person or represented by proxy, shall constitute a quorum for the transaction of business at any meeting of the stockholders. Broker non-votes and abstentions are counted as shares present at the Annual or Special Meeting for purposes of determining a quorum. For purposes of the foregoing, two (2) or more classes or series of stock shall be considered a single class if the holders thereof are entitled to vote together as a single class at the meeting. The stockholders present or represented at a duly organized meeting may continue to transact business until adjournment, notwithstanding the withdrawal of enough stockholders to leave less than a quorum. Shares of the Corporation’s own capital stock belonging on the record date for the meeting to the Corporation or to another corporation, if a majority of the shares entitled to vote in the election of directors of such other corporation is held, directly or indirectly, by the Corporation, shall neither be entitled to vote nor be counted for quorum purposes; provided, however, that the foregoing shall not limit the right of the Corporation to vote stock, including, but not limited to, its own stock, held by it in a fiduciary capacity.

7

Even with a quorum, any meeting of the stockholders, annual or special, may be adjourned from time to time to reconvene at the same or some other place, if any, and notice need not be given of any such adjourned meeting if the time, place, if any, thereof and the means of remote communication, if any, are announced at the meeting at which the adjournment is taken. At the adjourned meeting the Corporation may transact any business which might have been transacted at the original meeting. If the adjournment is for more than 30 days, a notice of the adjourned meeting shall be given to each stockholder of record entitled to vote at the meeting. If after the adjournment a new record date is fixed for stockholders entitled to vote at the adjourned meeting, the Board of Directors shall fix a new record date for notice of the adjourned meeting and shall give notice of the adjourned meeting to each stockholder of record entitled to vote at the adjourned meeting as of the record date fixed for notice of the adjourned meeting.

Section 6. Absence of Quorum; Adjournments. In the absence of a quorum, the holders of a majority of the shares of stock entitled to be voted at the meeting, present in person or represented by proxy, may adjourn the meeting from time to time without notice other than announcement at the adjourned meeting of the time and place, if any, of the adjourned meeting, and the means of remote communications, if any, by which stockholders and proxyholders may be deemed to be present in person and vote at such adjourned meeting (unless the Board of Directors, after such adjournment, fixes a new record date for the adjourned meeting), until a quorum shall be present, in person or by proxy. At any such adjourned meeting at which a quorum is present, any business may be transacted which might have been transacted at the meeting as originally called; provided, however, if the adjournment is for more than thirty (30) days or if after the adjournment a new record date is fixed for the adjourned meeting, a notice of the time and place, if any, of the adjourned meeting, and the means of remote communications, if any, by which stockholders and proxyholders may be deemed to be present in person and vote at such adjourned meeting, shall be given to each stockholder of record entitled to vote at the adjourned meeting.

Section 7. Order of Business. At each meeting of the stockholders, the Chairman or Vice Chairman of the Board, or in the absence of the Chairman or Vice Chairman of the Board, the Chief Executive Officer or the President, in that order, shall act as chairman. The order of business at each such meeting shall be as determined by the chairman of the meeting. The chairman of the meeting shall have the right and authority to prescribe such rules, regulations and procedures and to do all such acts and things as are necessary or desirable for the proper conduct of the meeting, including, without limitation, the establishment of procedures for the maintenance of order and safety, limitations on the time allotted to questions or comments on the affairs of the Corporation, restrictions on entry to such meeting after the time prescribed for the commencement thereof and the opening and closing of the voting polls.

8

Section 8. List of Stockholders. At least ten (10) days before each meeting of stockholders, the Secretary or other officer of the Corporation who has charge of the stock ledger of the Corporation shall prepare a complete list of the stockholders entitled to vote thereat, arranged in alphabetical order, and showing the address of each stockholder and the number of shares registered in such stockholder’s name. Such list shall be produced and kept available at the times and places required by law. Except as provided by applicable law, the stock ledger of the Corporation shall be the only evidence as to who are the stockholders entitled to examine the stock ledger and the list of stockholders or to vote in person or by proxy at any meeting of stockholders.

Section 9. Voting. Except as otherwise provided by law or in the Certificate of Incorporation, each stockholder of record shall be entitled at each meeting of the stockholders to one (1) vote for each share of stock which has voting power upon the matter in question, registered in such stockholder’s name on the books of the Corporation:

a)	on the date fixed pursuant to Section 6 of Article VII of these Bylaws as the record date for the determination of stockholders entitled to notice of and to vote at such meeting; or

b)

if no such record date shall have been so fixed, then at the close of business on the day next preceding the date on which notice of such meeting is given, or, if notice is waived, at the close of business on the day next preceding the day on which the meeting is held.

Each stockholder entitled to vote at any meeting of stockholders may authorize another person or persons to act for such stockholder by a proxy signed by such stockholder or such stockholder’s attorney-in-fact or by any other means which constitutes a valid grant of a proxy under the DGCL. Any such proxy relating to a meeting of stockholders shall be delivered to the secretary of such meeting at or prior to the time designated for holding such meeting but, in any event, not later than the time designated in the order of business for so delivering such proxies. No such proxy shall be voted or acted upon after three (3) years from its date, unless the proxy provides for a longer period. A duly executed proxy shall be irrevocable if it states that it is irrevocable and if, and only as long as, it is coupled with an interest sufficient in law to support an irrevocable power. A stockholder may revoke any proxy which is not irrevocable by attending the meeting and voting in person or by filing an instrument in writing revoking the proxy or another duly executed proxy bearing a later date than the original proxy with the Secretary of the Corporation.

At each meeting of the stockholders, all corporate actions, other than the election of directors, to be taken by vote of the stockholders (except as otherwise required by law or the Certificate of Incorporation or these Bylaws) shall be authorized by a majority of the outstanding shares of all classes of stock entitled to vote thereon, present in person or represented by proxy; provided, however, that (except as otherwise required by law or by the Certificate of Incorporation) the Board of Directors may require a larger vote upon any election or question. Broker non-votes and abstentions will not affect the outcomes of the voting on incentive plans, the amendments to incentive plans, shareholder approval of equity compensation plans and executive compensation on “say-on-pay” and the ratification of the appointment of independent registered public accounting firms. Abstentions will not affect the outcomes of amendments to the Certificate of Incorporation.

9

Directors shall be elected by a plurality of the votes of the shares present in person or represented by proxy at the meeting and entitled to vote on the election of the directors (i) if the number of nominees exceeds the number of directors to be elected (a “contested election”), or (ii) in an election of directors that is not a contested election (an “uncontested election”), the members of the Board of Directors that are elected by shareholders shall be elected by a majority of the votes cast by the holders of shares entitled to vote in the election of directors at such meeting with abstentions and broker non-votes not counted as a vote cast either for or against that director’s election. The determination of whether the number of nominees exceeds the number of directors to be elected shall be made by the Corporate Secretary as of the fourteenth day preceding the date the Corporation first mails or delivers its notice of meeting for such meeting to shareholders. For purposes of this Section 9, in an uncontested election of directors a “majority of votes cast” shall mean that the number of shares voted “for” a director exceeds the number of votes cast “against” that director. The Board of Directors shall have the power to establish policies and procedures with respect to the resignation from the Board of Directors of incumbent directors who are not reelected.

Unless required by law or determined by the chairman of the meeting to be advisable, the vote on any matter, including the election of directors, need not be by written ballot. In the case of a vote by written ballot, each ballot shall be signed by the stockholder voting, or by such stockholder’s proxy, and shall state the number of shares voted.

Section 10. Inspectors. Except as otherwise provided by law, either the Board of Directors or, in the absence of a designation of inspectors by the Board, the chairman of any meeting of stockholders may, in its or such person’s discretion, appoint one or more inspectors to act at any meeting of stockholders. The inspectors or judges, if any, shall determine the number of shares of stock outstanding and the voting power of each, the shares of stock represented at the meeting, the existence of a quorum, the validity and effect of proxies, and shall receive votes, ballots and consents, determine the results, do such other acts as are proper to conduct the election or vote with fairness to all stockholders, and perform such other duties as may be specified by the Board or the chairman of the meeting. On request of the chairman of the meeting, the inspectors or judges, if any, shall make a report in writing of any challenge, question or matter determined by them, and execute a certificate of any fact found by them. Inspectors and judges need not be stockholders. No director or nominee for the office of director shall be appointed as such an inspector or judge, if there is any challenge, question or matter to be determined by an inspector or judge.

Section 11. Action Without a Meeting. After the first time the Corporation has more than sixty (60) stockholders, any action required by law to be taken at any annual or special meeting of the stockholders, or any action which may be taken at any annual or special meeting of the stockholders, may not be effected by consent in writing in lieu of a meeting by such stockholders. Prior to such time, any such action may be effected by written consent of the number of stockholders who would be required to consent to such action under the Corporation’s Certificate of Incorporation, these Bylaws or applicable law.

10

Section 12. Notice of Stockholder Business/Advance Notice. At a meeting of the stockholders, only such business shall be conducted, and only such proposals shall be acted upon, as shall have been properly brought before the meeting. To be properly brought before a meeting, business or a proposal must (a) be specified in the notice of meeting (or any supplement thereto) given by or at the direction of the Board of Directors or the persons calling the meeting as herein provided, (b) otherwise be properly brought before the meeting by or at the direction of the Board of Directors or (c) otherwise (i) be properly requested to be brought before the meeting by a stockholder or stockholders of record entitled to vote in the election of directors generally, and (ii) constitute a proper subject to be brought before such meeting.

For business or a proposal to be properly brought before a meeting of stockholders, any stockholder (stockholders), who intends to bring any matter (other than the election of directors) before a meeting of stockholders and is entitled to vote on such matter must have held continuously 20 percent or more of the outstanding shares of the Corporation’s common stock for at least one year prior to the date the Corporation receives the written notice and must deliver such written notice of such stockholder’s (stockholders’) intent to bring such matter before the meeting of stockholders, either by personal delivery or by United States mail, postage prepaid, to the Secretary of the Corporation. Such notice must be received by the Secretary: (i) with respect to an annual meeting of stockholders, not less than ninety (90) days nor more than one hundred and twenty (120) days in advance of the anniversary of the previous year’s annual meeting; and (ii) with respect to any special meeting of stockholders, not later than the close of business on the tenth day following the date on which notice of such meeting is first given to stockholders; provided, however, that in the event that less than seventy (70) days notice or prior public disclosure of the date of the annual meeting of stockholders is given or made to the stockholders, to be timely, notice of a proposal delivered by the stockholder must be received by the Secretary not later than the close of business on the tenth (10th) day following the day on which notice of the date of the annual meeting of stockholders was mailed or such public disclosure was made to the stockholders.

A stockholder’s notice to the Secretary shall set forth as to each matter the stockholder proposes to bring before the meeting of stockholders (a) a brief description of the business or proposal desired to be brought before the meeting and the reasons for conducting such business at the meeting, (b) the name and address, as they appear on the Corporation’s books, of the stockholder (or stockholders) proposing such business and any other stockholders known to be supporting the proposal, (c) the class or classes of stock and number of shares of such class or classes of stock which are beneficially owned by the proposing stockholder(s) on the date of the stockholder notice, and (d) any material interest of the proposing stockholder(s) in such business.

11

No business shall be conducted at a meeting of stockholders except in accordance with the procedures set forth in this Section 12 and Section 3 of Article II. The Board of Directors may reject any stockholder proposal submitted for consideration at a meeting of stockholders which is not made in accordance with the terms of this Section 12 and Section 3 of Article II or which is not a proper subject for stockholder action in accordance with provisions of applicable law. Alternatively, if the Board of Directors fails to consider the validity of any such stockholder proposal, the presiding officer of a meeting shall, if the facts warrant, determine and declare to the meeting that (i) the business proposed to be brought before the meeting is not a proper subject therefor and/or (ii) such business was not properly brought before the meeting in accordance with the provisions hereof, and if he should so determine, he shall declare to the meeting that (i) the business proposed to be brought before the meeting is not a proper subject therefor and/or (ii) such business was not properly brought before the meeting and (iii) that such business shall not be transacted. The Board of Directors or, as the case may be, the presiding officer of the meeting shall have absolute authority to decide questions of compliance with the foregoing procedures and the Board of Directors’ or, as the case may be, the presiding officer’s ruling thereon shall be final and conclusive. This provision shall not prevent the consideration and approval or disapproval at the annual meeting of stockholders of reports of officers, directors and committees of the Board of Directors, but, in connection with such reports, no new business shall be acted upon at such meeting unless stated, filed and received as herein provided.

This Section 12 and Section 3 of Article II of these Bylaws shall be the exclusive means for a stockholder(s) to submit other business or a proposal to be properly brought before a meeting of stockholders (other than matters properly brought under Rule 14a-8 under the Securities Exchange Act of 1934, as amended [the “Exchange Act”], and included in the Corporation’s notice of meeting) before a meeting of stockholders. Furthermore, the failure to file the Schedule 13D pursuant to Section 12 of the Exchange Act in a timely manner would bar the shareholder(s) from nominating directors or proposing business at the next Annual Meeting of Stockholders.

ARTICLE III
BOARD OF DIRECTORS

Section 1. General Powers. The business and affairs of the Corporation shall be managed by or under the direction of the Board of Directors, which may exercise all such powers of the Corporation and do all such lawful acts and things as are not by law or by the Certificate of Incorporation of the Corporation directed or required to be exercised or done by the stockholders.

Section 2. Number, Qualifications and Election. The exact number of directors that shall constitute the whole Board shall be fixed from time to time by resolution of the Board of Directors; provided, however, that the number so fixed shall not be less than three (3) nor more than fifteen (15); and provided further that no decrease in the number of directors constituting the Board shall have the effect of shortening the term of any incumbent director. Directors need not be stockholders of the Corporation or citizens or residents of the United States.

12

The Board of Directors is specifically authorized to divide the Board into three (3) classes, as authorized by the DGCL and the Certificate of Incorporation, designated Class I, Class II and Class III, as nearly equal in number as the then total number of directors constituting the whole Board permits. At each annual meeting of stockholders, directors of the Class whose term then expires shall be elected for a full term of three (3) years to succeed the directors of such Class so that the term of office of the directors of one Class shall expire in each year.

In any election of directors, the persons (i) in contested elections receiving a plurality of the votes cast, up to the number of directors to be elected in such election, shall be deemed elected or (ii) in uncontested elections receiving a majority of the votes shall be deemed elected and as further described in Section 9 of Article II. The stockholders of the Corporation are expressly prohibited from cumulating their votes in any election of directors of the Corporation. Each director shall hold office until his or her successor is elected and qualified or until his or her earlier resignation or removal.

Section 3. Notification of Nominations. Except for directors elected pursuant to the provisions of Section 13 of this Article III, only individuals nominated for election to the Board of Directors pursuant to and in accordance with the provisions of this Section 3 may be elected to and may serve upon the Board of Directors of the Corporation. Nominations for the election of directors may be made by the Board of Directors or by any stockholder (or stockholders) entitled to vote in the election of directors generally and have continuously held 20 percent or more of the outstanding shares of the Corporation’s common stock for at least one year prior to the date the Corporation receives the written nomination. Subject to the foregoing, only a stockholder(s) of record entitled to vote in the election of directors generally may nominate one (1) or more persons for election as directors at a meeting of stockholders and only if written notice of such stockholder’s intent to make such nomination or nominations has been given, either by personal delivery or by United States mail, postage prepaid, to the Secretary of the Corporation and has been received by the Secretary: (i) with respect to an election to be held at an annual meeting of stockholders, not less than seventy (70) days nor more than ninety (90) days in advance of such meeting; and (ii) with respect to an election to be held at a special meeting of stockholders for the election of directors, not later than the close of business on the tenth day following the date on which notice of such meeting is first given to stockholders; provided, however, that in the event that less than seventy (70) days’ notice or prior public disclosure of the date of the meeting of stockholders is given or made to stockholders, to be timely, notice of a nomination delivered by such stockholder must be received by the Secretary not later than the close of business on the tenth day following the day on which notice of the date of the meeting of stockholders was mailed or such public disclosure was made to the stockholders.

Each such notice shall set forth:

a)	the name, age, business address and residence address, and the principal occupation or employment of any nominee proposed in such notice;

13

b)	the name and address of the stockholder or stockholders giving the notice as the same appears in the Corporation’s stock ledger;

c)

a representation that each nominating stockholder is a holder of record of stock of the Corporation entitled to vote at such meeting and intends to appear in person or by proxy at the meeting to nominate the person or persons specified in the notice, and the number of shares of stock of the Corporation which are beneficially owned by such stockholder and by any such person or persons;

d)

a description of all arrangements or understandings among the stockholder and each nominee and any other person or persons or entities (naming such person or persons or entities) pursuant to which the nomination or nominations are to be made by the stockholder;

e)	the disclosure of any third-party compensation arrangements in connection with board candidacy or service;

f)

the disclosure if the nominee is a party to any compensatory, payment or other financial agreement, arrangement or understanding with a person or entity other than the Company in connection with service as a director of the Company; and

g)

such other information regarding each nominee proposed by such stockholder as would be required to be included in a proxy statement filed pursuant to the proxy rules of the Securities and Exchange Commission soliciting proxies for the election of such nominee, had the Corporation been subject to such proxy rules and had the nominee been nominated, or intended to be nominated, by the Board of Directors.

To be effective, each notice of intent to make a nomination given hereunder shall be accompanied by the written consent of each nominee to serve as a director of the Corporation if elected. Also, to be qualified to be nominated and be seated on the Board, the nominee shall confirm and submit in writing with this notice a signed agreement to comply with Company and Board policies, including policies relating to confidentiality and disclosure of conflicts along with the Company’s Code of Business Conduct and Ethics For Directors, Officers and Employees.

At the request of the Board of Directors, any person nominated for election as a director shall furnish to the Secretary the information required by this Section 3 to be set forth in a stockholder’s notice of nomination which pertains to the nominee.

The chairman of the meeting shall, if the facts warrant, determine and declare to the meeting that a nomination was not properly brought before the meeting in accordance with the provisions hereof and, if he should so determine, he shall declare to the meeting that such nomination was not properly brought before the meeting and shall not be considered. The chairman of a meeting of stockholders shall have absolute authority to decide questions of compliance with the foregoing procedures and such chairman’s ruling thereon shall be final and conclusive.

14

This Section 3 of Article III of these Bylaws shall be the exclusive means for a stockholder or stockholders to make nominations (other than matters properly brought under Rule 14a-8 under the Exchange Act, and included in the Corporations’ notice of meeting) before a meeting of stockholders. Furthermore, the failure to file the Schedule 13D pursuant to Section 12 of the Exchange Act in a timely manner would bar the shareholder(s) from nominating directors at the next Annual Meeting of Stockholders.

Section 4. Quorum and Manner of Acting. Except as otherwise provided by law or in Article IV of these Bylaws, (i) a majority of the entire Board of Directors shall constitute a quorum for the transaction of business at any meeting of the Board and (ii) the vote of a majority of the directors present at any meeting at which there is a quorum shall be the act of the Board unless the Certificate of Incorporation or these Bylaws require a vote of a greater number. In the absence of a quorum, a majority of the directors present may adjourn the meeting to another time and place. At any adjourned meeting at which a quorum is present, any business that might have been transacted at the meeting as originally called may be transacted.

Section 5. Place of Meeting. The Board of Directors may hold its meetings at such place or places within or without the State of Delaware as the Board may from time to time determine or as shall be specified or fixed in the respective notices or waivers of notice thereof.

Section 6. Annual Meetings. The first meeting of each newly elected Board of Directors shall be held for the purpose of organization and the transaction of any other business, without notice, immediately following the annual meeting of stockholders, and at the same place, unless such time or place shall be changed by the Board.

Section 7. Regular Meetings. Regular meetings of the Board of Directors shall be held at such times and places as the Board shall establish from time to time by resolution. If any day fixed for a regular meeting shall be a legal holiday under the laws of the place where the meeting is to be held, the meeting that would otherwise be held on that day shall be held at the same hour on the next succeeding business day.

Section 8. Special Meetings. Special meetings of the Board of Directors shall be held whenever called by the Chairman or Vice Chairman of the Board, the CEO, or the Lead Independent Director, and shall also be called by the Secretary upon the written request of a majority of the Board of Directors. The agenda items for any Special Meeting shall be determined only by the Chairman, Vice Chairman, CEO, or the Lead Independent Director, as appropriate.

Section 9. Notice of Meetings. Notice of annual and regular meetings of the Board of Directors or of any adjourned meeting thereof need not be given. Notice of each special meeting of the Board shall be mailed to each director, addressed to such director at such director’s residence or usual place of business, not later than the third (3rd) day before the day on which the meeting is to be held, or shall be sent to such director at such place by facsimile or other electronic transmission, or be given personally or by telephone, not later than twenty-four (24) hours before the meeting is to be held, but notice need not be given to any director who shall waive notice thereof as provided in Section 2 of Article VIII of these Bylaws. Every such notice shall state the time and place, but need not state the purpose, of the meeting.

15

Section 10. Participation in Meeting by Means of Communication Equipment. Unless otherwise restricted by the Certificate of Incorporation or these Bylaws, any one or more members of the Board of Directors or any committee thereof may participate in any meeting of the Board or of any such committee by means of conference telephone or similar communications equipment by means of which all persons participating in the meeting can hear each other, and such participation shall constitute presence in person at such meeting. Participation in such a meeting shall constitute presence in person at the meeting, except where a person participates in the meeting for the express purpose of objecting to the transaction of any business on the ground the meeting is not lawfully called or convened.

Section 11. Action Without a Meeting. Unless otherwise restricted by the Certificate of Incorporation or by these Bylaws, any action required or permitted to be taken at a meeting of the Board of Directors, or of any committee of the Board of Directors, may be taken without a meeting if a consent or consents in writing, setting forth the action so taken, shall be signed by all the directors or all the committee members, as the case may be, entitled to vote with respect to the subject matter thereof, and such consent shall have the same force and effect as a vote of such directors or committee members, as the case may be, and may be stated as such in any certificate or document filed with the Secretary of State of the State of Delaware or in any certificate delivered to any person. Such consent or consents shall be filed with the minutes of proceedings of the Board of Directors or committee, as the case may be.

Section 12. Resignations; Removal. Any director of the Corporation may at any time resign by giving written notice to the Board of Directors, the Chairman of the Board, the President or the Secretary of the Corporation. Such resignation shall take effect at the time specified therein or, if the time be not specified, upon delivery thereof; and unless otherwise specified therein, the acceptance of such resignation shall not be necessary to make it effective. A director may be removed from office for cause (as set forth below) upon the affirmative vote of the holders of not less than sixty-six and two-thirds percent (66 2/3%) of the voting power of the Voting Stock (as defined in Article Tenth of the Certificate of Incorporation) voting together as a single class, with the vote to be at a special meeting of stockholders called expressly for that purpose. For purposes hereof, “cause” for removal shall exist only if the director whose removal is proposed (i) has been convicted of a felony by a court of competent jurisdiction and such conviction is no longer subject to direct appeal; or (ii) has been adjudged by a court of competent jurisdiction to be liable for gross negligence or misconduct in the performance of the duties of such director to the Corporation in connection with a matter of substantial importance to the Corporation, and such adjudication has become final and non-appealable; or (iii) has missed six (6) consecutive meetings of the Board of Directors. A director shall be disqualified from board service and removed immediately from the board of directors, if a director fails to disclose (i) third-party compensatory arrangements in connection with such board candidacy or service or (ii) that the director is a party to any compensatory, payment or other financial agreement, arrangement or understanding with a person or entity other than the Company in connection with service as a director of the Company.

16

Section 13. Vacancies. Unless otherwise provided in the Certificate of Incorporation or these Bylaws, vacancies on the Board of Directors and newly created directorships resulting from any increase in the authorized number of directors may be filled by a majority of the directors then in office, though less than a quorum, or by a sole remaining director, and the directors so chosen shall hold office until the next annual election of the Class for which such directors shall have been chosen, and until their successors are duly elected and shall qualify, unless sooner displaced. If there are no directors in office then an election of directors may be held in the manner provided by the statutes.

Section 14. Compensation. The Board of Directors shall have the authority to fix the compensation, including fees and reimbursement of expenses, paid to directors for attendance at regular or special meetings of the Board of Directors or any committee thereof; provided, however, that nothing contained herein shall be construed to preclude any director from serving the Corporation in any other capacity or receiving compensation therefor.

Section 15. Interested Directors/Conflict of Interest. No contract or transaction between the Corporation and one or more of its directors or officers, or between the Corporation and any other corporation, partnership, association or other organization in which one or more of its directors or officers are directors or officers, or have a financial interest, shall be void or voidable solely for this reason, or solely because the director or officer is present at or participates in the meeting of the Board of Directors or committee thereof which authorizes the contract or transaction, or solely because such person’s or persons’ votes are counted for such purpose, if: (i) the material facts as to such person’s relationship or interest and as to the contract or transaction are disclosed or are known to the Board of Directors or the committee, and the Board or committee in good faith authorizes the contract or transaction by the affirmative votes of a majority of the disinterested directors, even though the disinterested directors be less than a quorum; or (ii) the material facts as to such person’s relationship or interest and as to the contract or transaction are disclosed or are known to the stockholders entitled to vote thereon, and the contract or transaction is specifically approved in good faith by vote of the stockholders; or (iii) the contract or transaction is fair as to the Corporation as of the time it is authorized, approved or ratified by the Board of Directors, a committee thereof or the stockholders. Common or interested directors may be counted in determining the presence of a quorum at a meeting of the Board of Directors or of a committee which authorizes the contract or transaction. Even if a Director provides timely notice of a potential compensation conflict as specified in Sections 3 and 12 of Article III and has not been removed from the Board, the Board can exclude such Director from special committees or any Board committee, or any special Board meeting, if there is a conflict with the topic being discussed involving this Director. Such conflicted Director would be restricted from access to confidential information on the conflicted topic and would be required to recuse himself in conflict voting situations. All information requests from the conflicted Director would be routed through the Chief Compliance Officer with regard to topics of conflict and such Director would not be permitted direct phone calls, emails, or interviews of management unless specifically authorized by the Chief Compliance Officer.

17

Section 16. Presumption of Assent. A director of the Corporation who is present at a meeting of the Board or a committee thereof when corporate action is taken shall be presumed to have assented to the action taken, unless he objects at the beginning of the meeting, or promptly upon his arrival, to holding the meeting or transacting specific business at the meeting, or he votes against or abstains from the action taken.

ARTICLE IV
EXECUTIVE AND OTHER COMMITTEES

Section 1. Executive Committee. The Board of Directors may, by resolution passed by a majority of the whole Board, designate annually two (2) or more of its members to constitute members or alternate members of an Executive Committee, which Committee shall have and may exercise, between meetings of the Board, all the powers and authority of the Board in the management of the business and affairs of the Corporation, including, if such Committee is so empowered and authorized by resolution adopted by a majority of the whole Board, the power and authority to declare a dividend and to authorize the issuance of stock, and may authorize the seal (if one is adopted) of the Corporation to be affixed to all papers that may require it, except that the Executive Committee shall have no power or authority to:

a)	amend the Certificate of Incorporation of the Corporation;

b)	adopt an agreement of merger or consolidation involving the Corporation;

c)	recommend to the stockholders the sale, lease or exchange of all or substantially all of the property and assets of the Corporation;

d)	recommend to the stockholders a dissolution of the Corporation or a revocation of a dissolution;

e)	adopt, amend or repeal any bylaw of the Corporation;

f)	fill vacancies on the Board of Directors or any committee of the Board, including the Executive Committee; or

g)	amend or repeal any resolution of the Board of Directors which by its terms may be amended or repealed only by the Board.

The Board shall have the power at any time to change the membership of the Executive Committee, to fill all vacancies in it and to discharge it, either with or without cause. For purposes of this Article IV, all references to “committee” or “committees” shall include the Executive Committee.

18

Section 2. Other Committees. The Board of Directors may, by resolution passed by a majority of the whole Board, designate from among its members one or more other committees, each of which shall, except as otherwise prescribed by law, have such authority of the Board as may be specified in the resolution of the Board designating such committee. A majority of all members of such committee may determine its action and fix the time and place of its meetings, unless the Board shall otherwise provide. The Board shall have the power at any time to change the membership of, to fill all vacancies in and to discharge any such committee, either with or without cause.

Section 3. Term. Each committee member shall serve as such until the earliest of (i) the expiration of his term as director, (ii) his resignation as a committee member or as a director, or (iii) his removal as a committee member or as a director.

Section 4. Resignation. Any committee member may at any time resign by giving written notice to the Board of Directors, the Chairman of the Board, the President or the Secretary of the Corporation. Any such resignation shall take effect at the date of delivery of such notice or at any later date specified therein, and, unless otherwise specified therein, the acceptance of such resignation shall not be necessary to make it effective.

Section 5. Authority. Each committee, to the extent expressly provided in the resolution establishing such committee, shall have and may exercise all of the powers and authority of the Board of Directors in the management of the business and affairs of the Corporation except to the extent expressly restricted by law, the Certificate of Incorporation, or these Bylaws. Each committee may adopt such rules and regulations not inconsistent with the provisions of law, the Certificate of Incorporation of the Corporation or these Bylaws for the conduct of its meetings as such committee deems proper.

Section 6. Alternate Members of Committees. The Board of Directors may designate one or more directors as alternate members of any committee. Any such alternate member may replace any absent or disqualified member at any meeting of the committee. If no alternate committee members have been so appointed to a committee or each such alternate committee member is absent or disqualified, the member or members of such committee present at any meeting and not disqualified from voting, whether or not he or they constitute a quorum, may unanimously appoint another member of the Board of Directors to act at the meeting in the place of any such absent or disqualified member.

Section 7. Regular Meetings. Regular meetings of the Executive Committee or any other committee of the Board of Directors may be held without notice at such time and place, if any, as may be designated from time to time by the committee and communicated to all members thereof.

19

Section 8. Special Meetings. Special meetings of the Executive Committee or any other committee may be held whenever called by any committee member. The committee member calling any special meeting shall cause notice of such special meeting, including therein the time and place, if any, of such special meeting, to be given to each committee member at least two (2) days before such special meeting. Neither the business to be transacted at, nor the purpose of, any special meeting of any committee need be specified in the notice or waiver of notice of any special meeting. Notice need not be given to any member who shall waive notice thereof as provided in Section 2 of Article VIII of these Bylaws. Any special meeting of the Executive Committee or any other committee of the Board shall be a legal meeting without any notice thereof having been given if all the members thereof shall be present thereat.

Section 9. Quorum; Majority Vote. At meetings of any committee, a majority of the number of members designated by the Board of Directors shall constitute a quorum for the transaction of business. If a quorum is not present in person or by means of remote communication at a meeting of any committee, a majority of the members present may adjourn the meeting from time to time, without notice other than an announcement at the meeting, until a quorum is present. The act of a majority of the members present at any meeting at which a quorum is in attendance shall be the act of a committee, unless the act of a greater number is required by law, the Certificate of Incorporation, or these Bylaws.

Section 10. Minutes. Unless specifically requested by the majority of the board to prepare and present minutes, each committee may cause minutes of its proceedings to be prepared and shall decide what to report to the Board of Directors. If there are any minutes of the proceedings of any committee to be released by the committee, such shall be delivered to the Secretary of the Corporation for placement in the minute books of the Corporation.

Section 11. Compensation. Committee members may, by resolution of the Board of Directors, be allowed a fixed sum and expenses of attendance, if any, for attending any committee meetings or a stated salary.

Section 12. Responsibility. The designation of any committee and the delegation of authority to it shall not operate to relieve the Board of Directors or any director of any responsibility imposed upon it or such director by law.

ARTICLE V
OFFICERS

Section 1. Number, Term of Office. The officers of the Corporation shall be elected by the Board of Directors and shall be a Chairman of the Board, a President, one or more Vice Presidents as may be determined from time to time by the Board (and in the case of each such Vice President, with such descriptive title, if any, including that of Executive or Senior Vice President, as the Board shall deem appropriate), a Treasurer, a Secretary and such other officers or agents with such titles and such duties as the Board of Directors may from time to time determine, each to have such authority, functions or duties as in these Bylaws provided or as the Board may from time to time determine, and each to hold office for such term as may be prescribed by the Board and until such person’s successor shall have been elected and shall qualify, or until such person’s death or resignation, or until such person’s removal in the manner hereinafter provided. The Chairman of the Board shall be elected from among the directors. One person may hold the offices and perform the duties of any two (2) or more of said officers; provided, however, that no officer shall execute, acknowledge or verify any instrument in more than one capacity if such instrument is required by law, the Certificate of Incorporation of the Corporation or these Bylaws to be executed, acknowledged or verified by two or more officers. The Board may from time to time authorize any officer to appoint and remove any such other officers and agents and to prescribe their powers and duties.

20

Section 2. Removal. Any officer may be removed, either with or without cause, by the Board of Directors at any meeting thereof, or, except in the case of any officer elected by the Board, by any committee or superior officer upon whom such power may be conferred by the Board.

Section 3. Resignation. Any officer may at any time resign by giving written notice to the Board of Directors, the Chairman of the Board, the President or the Secretary of the Corporation. Any such resignation shall take effect at the date of delivery of such notice or at any later date specified therein, and, unless otherwise specified therein, the acceptance of such resignation shall not be necessary to make it effective.

Section 4. Vacancies. A vacancy in any office because of death, resignation, removal or any other cause may be filled for the unexpired portion of the term in the manner prescribed in these Bylaws for election to such office.

Section 5. Chairman of the Board. The Chairman of the Board shall, if present, preside at meetings of the stockholders, meetings of the Board and meetings of the Executive Committee. The Chairman of the Board shall perform such other duties as the Board or the Executive Committee may from time to time determine. The Chairman of the Board may sign and execute in the name of the Corporation deeds, mortgages, bonds, contracts or other instruments authorized by the Board or any committee thereof empowered to authorize the same.

Section 5A. Chief Executive Officer. The Chief Executive Officer shall be the officer of the Corporation chiefly responsible for corporate policy making and the general supervision and direction of the Corporation’s business. The Chief Executive Officer shall, if present and in the absence of the Chairman of the Board, preside at meetings of the stockholders, meetings of the Board and meetings of the Executive Committee. The Chief Executive Officer may serve also as the Chairman of the Board or the President. The Chief Executive Officer may sign and execute in the name of the Corporation deeds, mortgages, bonds, contracts or other instruments authorized by the Board or any committee thereof empowered to authorize the same.

Section 6. President. The President shall, if present and in the absence of the Chairman of the Board and Chief Executive Officer, preside at meetings of the stockholders, meetings of the Board and meetings of the Executive Committee. The President shall counsel with and advise the Chairman of the Board and the Chief Executive Officer and perform such other duties as the Board, the Executive Committee, the Chairman of the Board or the Chief Executive Officer may from time to time determine. The President may sign and execute in the name of the Corporation deeds, mortgages, bonds, contracts or other instruments authorized by the Board or any committee thereof empowered to authorize the same.

21

Section 7. Vice Presidents. Each Vice President shall have such powers and duties as shall be prescribed by the Chairman of the Board, the Chief Executive Officer, the President or the Board of Directors. Any Vice President may sign and execute in the name of the Corporation deeds, mortgages, bonds, contracts or other instruments authorized by the Board or any committee thereof empowered to authorize the same. Any Vice President may also be designated a Senior or Executive Vice President.

Section 8. Treasurer. The Treasurer shall perform all duties incident to the office of the Treasurer and such other duties as from time to time may be assigned to the Treasurer by the Chairman of the Board, the Chief Executive Officer, the President, the Chief Financial Officer or the Board of Directors. The Board may require the Treasurer to give security for the faithful performance of such person’s duties. The duties of the Treasurer may also be performed by any Assistant Treasurer.

Section 9. Secretary. It shall be the duty of the Secretary to act as secretary at all meetings of the Board of Directors, of the Executive Committee and of the stockholders and to record the proceedings of such meetings in a book or books kept for that purpose; the Secretary shall see that all notices required to be given by the Corporation are duly given and served; the Secretary shall be custodian of the seal of the Corporation (if one is adopted) and shall affix the seal or cause it to be affixed to all certificates of stock of the Corporation (unless the seal of the Corporation on such certificates shall be a facsimile, as hereinafter provided) and to all documents, the execution of which on behalf of the Corporation under its seal is duly authorized in accordance with the provisions of these Bylaws; the Secretary shall have charge of the stock ledger books and also of the other books, records and papers of the Corporation and shall see that the reports, statements and other documents required by law are properly kept and filed; and the Secretary shall in general perform all duties incident to the office of Secretary and such other duties as from time to time may be assigned to such person by the Chairman of the Board, the Chief Executive Officer, the President or the Board of Directors. The duties of the Secretary may also be served by any Assistant Secretary.

Section 10. Assistant Treasurers and Assistant Secretaries. If elected, the Assistant Treasurers and Assistant Secretaries shall perform such duties as shall be assigned to them by the Treasurer and Secretary, respectively, of by the Chairman of the Board, the Chief Executive Officer, the President, the Chief Financial Officer as respects Assistant Treasurers, or the Board of Directors. The Board may require any Assistant Treasurer to give security for the faithful performance of such person’s duties.

Section 11. Additional Titles. In addition to titles as designated in Section 5 through Section 10 of this Article V, the Board of Directors may designate particular officers of the Corporation to have other or additional titles indicative on their managerial responsibilities within the Corporation. The officer of the Corporation charged with the supervision and management of the daily operations of the Corporation may, in addition to his or her other titles, be designated the “Chief Operating Officer.” The officer of the Corporation chiefly responsible for the finances, securities and accounting systems of the Corporation may, in addition to his or her other title or titles, be designated the “Chief Financial Officer.” The Board of Directors may give officers of the Corporation such other additional titles and designations as it shall deem appropriate.

22

Section 12. Delegation of Authority. In the case of any absence of any officer of the Corporation or for any other reason that the Board of Directors may deem sufficient, the Board may delegate some or all of the powers or duties of such officer to any other officer or to any director, employee or agent for whatever period of time seems desirable, providing that a majority of the entire Board concurs therewith.

ARTICLE VI
INDEMNIFICATION

Section 1. General. Each person who at any time shall serve or shall have served as a Director or officer of the Corporation, or any person who, while a director or officer of the Corporation, is or was serving at the request of the Corporation as a director or officer of another corporation, partnership, joint venture, trust or other enterprise, shall be entitled to (a) indemnification and (b) the advancement of expenses incurred by such person from the Corporation as, and to the fullest extent, provided for under Article Ninth of the Certificate of Incorporation and permitted by Section 145 of the DGCL or any successor statutory provision, as from time to time amended. The Corporation may indemnify any other person, to the same extent and subject to the same limitations specified in the immediately preceding sentence, by reason of the fact that such other person is or was an employee or agent of the Corporation or, at the request of the Corporation, of another corporation, partnership, joint venture, trust or other enterprise. The foregoing right of indemnification and advancement of expenses provided shall not be deemed exclusive of any other rights to which any person seeking indemnification or advancement of expenses may be entitled under any agreement, vote of stockholders or disinterested directors of the Corporation or otherwise, both as to action in such person’s official capacity and as to action in another capacity while holding such office. All rights to indemnification under this Article VI shall be deemed to be a contract between the Corporation and the director, officer, employee or agent who served in such capacity at any time while this Article VI, Article Ninth of the Certificate of Incorporation and other relevant provisions of the DGCL and other applicable law, if any, are in effect. Any repeal or modification hereof or thereof shall not affect any rights or obligations then existing. Without limiting the provisions of this Article VI, the Corporation is authorized from time to time, without further action by the stockholders of the Corporation, to enter into agreements with any director or officer of the Corporation providing such rights of indemnification as the Corporation may deem appropriate, up to the maximum extent permitted by law. Any agreement entered into by the Corporation with a director may be authorized by the other directors, and such authorization shall not be invalid on the basis that similar agreements may have been or may thereafter be entered into with other directors.

23

Section 2. Insurance. The Corporation may purchase and maintain insurance on behalf of any person who is or was a director, officer, employee or agent of the Corporation, or, at the request of the Corporation, a director, officer, employee or agent of another corporation partnership, joint venture, trust or other enterprise, against any liability asserted against such person and incurred by such person in any such capacity, or arising out of such person’s status as such, whether or not the Corporation would have had the power to indemnify such person against such liability under the applicable provisions of this Article VI, Article Ninth of the Certificate of Incorporation or the DGCL.

ARTICLE VII
CAPITAL STOCK

Section 1. Certificates For Shares. Certificates representing shares of stock of the Corporation, whenever authorized by the Board of Directors, shall be in such form as shall be approved by the Board. The certificates representing shares of stock shall be signed by, or in the name of, the Corporation by the Chairman of the Board or the President or a Vice President and by the Secretary or an Assistant secretary or the Treasurer or an Assistant Treasurer of the Corporation, and sealed with the seal of the Corporation (if one has been adopted), which may be by a facsimile thereof. Any or all such signatures may be facsimiles. Although any officer, transfer agent or registrar who has signed or whose facsimile signature has been placed upon a certificate ceases to be such officer, transfer agent or registrar before such certificate is issued, it may nevertheless be issued by the Corporation with the same effect as if such officer, transfer agent or registrar were still such at the date of issue. The certificates shall be consecutively numbered and shall be entered in the books of the Corporation as they are issued and shall exhibit the holder’s name and the number of shares. To avoid any doubt, shares of stock of the Corporation need not be represented by certificates, but may be uncertificated and reflected by book entry only.

The stock ledger and blank share certificates shall be kept by the Secretary or an Assistant Secretary or a transfer agent or by a registrar or by any other officer or agent designated by the Board.

Section 2. Transfer of Shares. Transfer of shares of stock of the Corporation shall be made only on the books of the Corporation by the holder thereof, or by such holder’s attorney thereunto authorized by a power of attorney duly executed and filed with the Secretary of the Corporation or a transfer agent for such stock, if any, and on surrender of the certificate or certificates for such shares properly endorsed or accompanied by a duly executed stock transfer power and the payment of all taxes thereon. The person in whose name shares stand on the books of the Corporation shall be deemed the owner thereof for all purposes as regards the Corporation; provided, however, that whenever any transfer of shares shall be made for collateral security and not absolutely, and written notice thereof shall be given to the Secretary or to such transfer agent, such fact shall be stated in the entry of the transfer. No transfer of shares shall be valid as against the Corporation, its stockholders and creditors for any purpose until it shall have been entered in the stock records of the Corporation by an entry showing from and to whom transferred.

24

Section 3. Address of Stockholders. Each stockholder shall designate to the Secretary or transfer agent of the Corporation an address at which notices of meetings and all other corporate notices may be served or mailed to such person and, if any stockholder shall fail to designate such address, corporate notices may be served upon such person by mail directed to such person at such person’s post office address, if any, as the same appears on the stock record books of the Corporation or at such person’s last known post office address.

Section 4. Lost, Destroyed and Mutilated Certificates. The holder of any share of stock of the Corporation shall immediately notify the Corporation of any loss, theft, destruction or mutilation of the certificate therefor. The Corporation may issue to such holder a new certificate or certificates for shares, upon the surrender of the mutilated certificate or, in the case of loss, theft or destruction of the certificate, upon the making of an affidavit of that fact by the person claiming the certificate or certificates representing shares to be lost or destroyed. The Board of Directors, or a committee designated thereby, may, in its discretion and as a condition precedent to the issuance thereof, require the owner of such lost, stolen or destroyed certificate or certificates, or such person’s legal representative, to give the Corporation a bond in such sum and with such surety or sureties as it may direct to indemnify the Corporation and said transfer agents and registrars against any claim that may be made on account of the alleged loss, theft or destruction of any such certificate or the issuance of such new certificate.

Section 5. Regulations. The Board of Directors may make such additional rules and regulations as it may deem expedient concerning the issue and transfer of certificates representing shares of stock of the Corporation and may make such rules and take such action as it may deem expedient concerning the issue of certificates in lieu of certificates claimed to have been lost, stolen, destroyed or mutilated.

Section 6. Fixing Record Date for Determination of Stockholders of Record. In order that the Corporation may determine the stockholders entitled to notice of or to vote at any meeting of stockholders or any adjournment thereof, the Board of Directors may fix a record date, which record date shall not precede the date upon which the resolution fixing the record date is adopted by the Board of Directors, and which record date shall not be more than sixty (60) nor less than ten (10) days before the date of such meeting. A determination of stockholders of record entitled to notice of or to vote at a meeting of stockholders shall apply to any adjournment of the meeting; provided, however, that the Board of Directors may fix a new record date for the adjourned meeting.

In order that the Corporation may determine the stockholders entitled to receive payment of any dividend or other distribution or allotment of any rights or entitled to exercise any rights in respect of any change, conversion or exchange of stock, or for the purpose of any other lawful action, the Board of Directors may fix a record date, which record date shall not precede the date upon which the resolution fixing the record date is adopted by the Board of Directors, and which record date shall be not more than sixty (60) days prior to such action.

25

If no record date is fixed, the record date for determining stockholders for any such purpose shall be at the close of business on the day on which the Board adopts the resolution relating thereto.

ARTICLE VIII
NOTICE

Section 1. Method. Whenever by statute, the Certificate of Incorporation, or these Bylaws, notice is required to be given to any committee member, director, or stockholder and no provision is made as to how such notice shall be given, personal notice shall not be required and any such notice may be given (a) in writing, by mail, postage prepaid, addressed to such committee member, director, or stockholder at his, her or its address as it appears on the books or (in the case of a stockholder) the stock transfer records of the Corporation, or (b) by any other method permitted by law (including but not limited to overnight courier service, telegram, or electronic transmission in the manner provided in Section 232 of the DGCL). Any notice required or permitted to be given by mail shall be deemed to be delivered and given at the time when the same is deposited in the United States mail as aforesaid. Any notice required or permitted to be given by overnight courier service shall be deemed to be delivered and given at the time delivered to such service with all charges prepaid and addressed as aforesaid. Any notice required or permitted to be given by telegram, telex, or telefax shall be deemed to be delivered and given at the time transmitted with all charges prepaid and addressed as aforesaid. Any notice required or permitted to be given by electronic transmission shall be deemed to be delivered and given according to Section 232 of the DGCL.

Section 2. Waiver. Whenever any notice is required to be given to any stockholder, director, or committee member of the Corporation by statute, the Certificate of Incorporation, or these Bylaws, a waiver thereof in writing signed by the person or persons entitled to such notice, or waiver by electronic transmission by such person, whether given before or after the time stated therein, shall be equivalent to the giving of such notice. Attendance of a stockholder, director, or committee member at a meeting shall constitute a waiver of notice of such meeting, except where such person attends for the express purpose of objecting at the beginning of such meeting to the transaction of any business on the ground that the meeting is not lawfully called or convened.

ARTICLE IX
MISCELLANEOUS

Section 1. Dividends. Subject to provisions of law and the Certificate of Incorporation, dividends may be declared by the Board of Directors at any regular or special meeting and may be paid in cash, in property, or in shares of stock of the Corporation. Such declaration and payment shall be at the discretion of the Board of Directors.

Section 2. Books and Records. The Corporation shall keep correct and complete books and records of account, shall keep minutes of the proceedings of its stockholders and Board of Directors and shall keep at its registered office or principal place of business, or at the office of its transfer agent or registrar, a record of its stockholders, giving the names and addresses of all stockholders and the number and class of the shares held by each.

26

Section 3. Execution of Documents. The Chairman of the Board, Chief Executive Officer, President, Chief Financial Officer, any Executive Vice President and any other officers, employees and agents of the Corporation designated by the Board of Directors or any committee thereof shall have power to execute and deliver deeds, contracts, mortgages, bonds, debentures, notes, checks, drafts and other orders for the payment of money and other documents for and in the name of the Corporation and the Board or any committee thereof may authorize such officers, employees and agents to delegate such power (including authority to redelegate) by written instrument to other officers, employees or agents of the Corporation. Such delegation may be by resolution or otherwise and the authority granted shall be general or confined to specific matters, all as the Board or such committee may determine. In the absence of such designation referred to in the first sentence of this Section 3, the officers of the Corporation shall have such power so referred to, to the extent incident to the normal performance of their duties.

Section 4. Deposits. All funds of the Corporation not otherwise employed shall be deposited from time to time to the credit of the Corporation or otherwise as the Board of Directors or any committee thereof or any officer of the Corporation to whom power in that respect shall have been delegated by the Board or any such committee shall select.

Section 5. Checks. All checks, drafts and other orders for the payment of money out of the funds of the Corporation, and all notes or other evidence of indebtedness of the Corporation, shall be signed on behalf of the Corporation in such manner as shall from time to time be determined by resolution of the Board of Directors or of any committee thereof. In the absence of such resolution referred to in the immediately preceding sentence, the officers of the Corporation shall have such power so referred to, to the extent incident to the normal performance of their duties.

Section 6. Proxies in Respect of Stock or Other Securities of Other Corporations. The Board of Directors or any committee thereof shall designate the officers of the Corporation who shall have authority from time to time to appoint an agent or agents of the Corporation to exercise in the name and on behalf of the Corporation the powers and rights that the Corporation may have as the holder of stock or other securities or interests in any other corporation, partnership, joint venture, trust or other enterprise, and to vote or consent in respect of such stock, securities or interests; such designated officers may instruct the person or persons so appointed as to the manner of exercising such powers and rights; and such designated officers may execute or cause to be executed in the name and on behalf of the Corporation, such written proxies, powers of attorney or other instruments as they may deem necessary or proper in order that the Corporation may exercise its said powers and rights. In the absence of such designation referred to in the first sentence of this Section 4, the officers of the Corporation shall have such power so referred to, to the extent incident to the normal performance of their duties.

27

Section 7. Seal. The Board of Directors may provide a corporate seal, which, if adopted, shall be in such form as the Board of Directors may approve and adopt. The seal may be used by causing it or a facsimile thereof to be impressed or affixed or in any other manner reproduced.

Section 8. Fiscal Year. The twelve-month period ending at midnight on December 31 in each year shall be the fiscal year of the Corporation.

Section 9. Amendments. The Board of Directors may, upon the affirmative vote of at least two-thirds of the Directors then serving, make, adopt, alter, amend, and repeal from time to time these Bylaws and make from time to time new Bylaws of the Corporation (subject to the right of the stockholders entitled to vote thereon to adopt, alter, amend, and repeal Bylaws made by the Board of Directors or to make new Bylaws); provided, however, that the stockholders of the Corporation may adopt, alter, amend, or repeal Bylaws made by the Board of Directors or make new Bylaws solely upon the affirmative vote of the holders of at least sixty‑six and two‑thirds percent (66 2/3%) of the voting power of the Voting Stock (as defined in Article Tenth of the Certificate of Incorporation) voting together as a single class voting .

Section 10. Invalid Provisions. If any part of these Bylaws shall be held invalid or inoperative for any reason, the remaining parts, so far as it is possible and reasonable, shall remain valid and operative.

Section 11. Headings. The headings used in these Bylaws have been inserted for administrative convenience only and do not constitute matter to be construed in interpretation.

Section 12. References. Whenever herein the singular number is used, the same shall include the plural where appropriate, and words of any gender should include each other gender where appropriate.

Section 13. Contracts. The Board of Directors may authorize any person or persons, in the name and on behalf of the Corporation, to enter into or execute and deliver any and all deeds, bonds, mortgages, contracts and other obligations or instruments, and such authority may be general or confined in specific instances.

Section 14. Choice of Law and Forum. The laws of the State of Delaware shall apply to any action brought on behalf of or against the Corporation, its directors, officers, employees, or agents. Unless the Corporation consents in writing to the selection of an alternative forum, the sole and exclusive forum for (i) any derivative action or proceeding brought on behalf of the corporation, (ii) any action asserting a claim for breach of a fiduciary duty owed by any director, officer, employee, or agent of the Corporation to the Corporation or the Corporation’s stockholders, (iii) any action asserting a claim arising pursuant to any provision of the Delaware General Corporation Law, the certificate of incorporation or the bylaws of the Corporation, or (iv) any action asserting a claim governed by the internal affairs doctrine shall be a state or federal court located within the State of Delaware, in all cases subject to the court’s having personal jurisdiction over the indispensable parties named as defendants. Any person or entity purchasing or otherwise acquiring any interest in shares of capital stock of the Corporation shall be deemed to have notice of and consented to the provisions of this Section 14, Article IX.

28

Section 15. Facsimile Signatures. In addition to the provisions for use of facsimile signatures elsewhere specifically authorized in these Bylaws, facsimile signatures of any officer or officers of the Corporation may be used whenever and as authorized by the Board of Directors or a committee thereof.

The undersigned Secretary of the Corporation hereby certifies that the forgoing Bylaws were adopted by consent of the directors of the Corporation as of the 30th day of June, 2003, and amended and restated as of September 28, 2004, October 28, 2005, January 24, 2007, March 29, 2007, April 20, 2015, June 11, 2015, June 7, 2016, August 10, 2017, December 21, 2017, November 17, 2021 and February 14, 2022 by approval of the directors of the Corporation.

s/Martin M. van Brauman
Corporate Secretary

29

Annex G

Certain Differences Between Delaware Charter and Bylaws and Texas Charter and Bylaws

The Texas Charter and Texas Bylaws have been drafted with an intent to reflect the Delaware Charter and Delaware Bylaws to the extent legally possible. Nonetheless, because of differences between the TBOC and the DGCL, certain differences will be in effect. Certain differences between the Texas Charter and the Delaware Charter are summarized below:

Issue	Delaware Charter	Texas Charter

Shareholder Voting Threshold

Under the DGCL, certain matters subject to a stockholder vote, including certain business transactions including, without limitation, mergers, conversions, sales of substantially all assets, require a default vote of the holders of a majority of the outstanding shares entitled to vote thereon, unless the charter specifies a higher voting threshold. The current Delaware Charter does not include a higher voting threshold so the default voting standard for such business transactions applies.

Under the TBOC, certain matters subject to a shareholder vote, including “fundamental business transactions” such as mergers, sales of substantially all assets, and other transactions, require a default vote of 2/3 of the shareholders of each class, unless the charter specifies a lower voting threshold. Accordingly, the proposed Texas Charter contains language setting the default voting thresholds at a majority standard unless a different standard is specified elsewhere.

Board of Directors Vacancies

The current Delaware Charter provides that vacancies on the Board can only be filled by vote of a majority of the remaining members of the Board or by a sole remaining director, and not by the stockholders.

The TBOC provides that director vacancies may be filled (1) by a vote of a majority of the remaining members of the board of directors, (2) by a sole remaining director, or (3) by a vote of holders of a majority of the outstanding shares of stock. Additionally, the TBOC prevents a board of directors from filling more than two vacancies caused by an increase in the size of the board of directors between any two annual meetings of shareholders, and any directors appointed or elected by the board of directors or shareholders to fill a vacancy can only serve until the next annual meeting of the shareholders (or special meeting called to elect directors).

The proposed Texas Charter provides that director vacancies may be filled in any manner permitted by the TBOC, in each case to the extent permitted by the TBOC.

Action by Written Consent	The current Delaware Charter prohibits stockholder action by written consent.

Under the TBOC, shareholders are required to have the option to act by written consent in lieu of a meeting, and so the proposed Texas Charter provides that shareholders may act by unanimous written consent in lieu of a meeting. This option most closely aligns with the terms of the current Delaware Charter, which prohibits shareholder action by written consent. In particular, in light of our widely held shareholder base, we do not believe that action by unanimous written consent is likely.

Calling of Special Shareholder Meetings

The current Delaware Charter provides that special stockholder meetings may be called only by the Board, the chairperson of the Board, the chief executive officer, or the president (in the absence of a chief executive officer), and may not be called by stockholders.

The proposed Texas Charter provides that special shareholder meetings may be called by the Board of Directors, the chairperson of the Board of Directors, the chief executive officer, the president, or by shareholders holding 50% of the shares entitled to vote on the proposed action of such meeting. Under the TBOC, the president of a corporation is required to have the right to call a shareholder meeting as are shareholders holding a specified percentage of the shares entitled to vote at such meeting. We have acknowledged that statutory right in the proposed Texas Charter.

Cancellation of Special Shareholder Meetings	The current Delaware Charter provides that the Board may cancel, postpone, or reschedule a special stockholder meeting.

Because the TBOC requires that shareholders holding 50% of the shares entitled to vote thereat to be able to call a special meeting of shareholders, the proposed Texas Charter does not provide that the Board of Directors has the right to cancel a special shareholder meeting, although the Board of Directors retains the right to postpone and reschedule shareholder meetings. The proposed Texas Bylaws, however, permit the Board to cancel a special shareholder meeting not called by shareholders.

Annex G

Indemnification

The current Delaware Bylaws authorize indemnification of directors and officers to the fullest extent permitted by Delaware law as it exists or may be amended from time to time.

Under Delaware law, a corporation may indemnify a director or officer against expenses and judgments reasonably incurred by the person in connection with a legal proceeding, other than an action by or in the right of the corporation, provided such a director or officer acted in good faith and reasonably believed: (1) in the case of a civil, administrative or investigative proceeding, that such person’s conduct was in or not opposed to the best interests of the corporation, or (2) in the case of a criminal proceeding, that such person had no reasonable cause to believe their conduct was unlawful.

The proposed Texas Charter authorizes the indemnification of directors and officers to the fullest extent permitted by Texas law as it exists or may be amended from time to time.

Under the TBOC, a corporation may indemnify a director or officer against judgments and expenses reasonably incurred by the director or officer in connection with a legal proceeding if the director or officer: (1) acted in good faith, (2) reasonably believed, in the case of conduct in the person’s official capacity, that the person’s conduct was in the corporation’s best interests, and otherwise, that the person’s conduct was not opposed to the corporation’s best interests, and (3) in the case of a criminal proceeding, did not have reasonable cause to believe the person’s conduct was unlawful.

In connection with an action by or in the right of the corporation against a director or officer, the corporation may indemnify such director or officer for expenses actually and reasonably incurred in connection with such suit: (1) if such person acted in good faith and a manner the person reasonably believed to be in or not opposed to the best interests of the corporation, and (2) if such person is found liable to the corporation, only if ordered by a court of law.

If, however, the director or officer is found liable to the corporation or is found liable on the basis that such director or officer received an improper personal benefit, then indemnification is limited to the reimbursement of reasonable expenses actually incurred. Additionally, no indemnification will be available if a director or officer is found liable for: (1) willful or intentional misconduct, (2) breach of the duty of loyalty, or (3) an act or omission not committed in good faith that constitutes a breach of a duty owed to the corporation.

Board of Directors Vacancies	The current Delaware Bylaws provide that vacancies on the Board can only be filled by vote of a majority of the remaining members of the Board or by a sole remaining director, and not by stockholders.

The proposed Texas Bylaws provide that director vacancies may be filled in any manner permitted by the TBOC, in each case to the extent permitted by the TBOC, the effect of which is described in the above comparison summary of the Delaware Charter and the proposed Texas Charter under “Board of Directors Vacancies.”

Action by Written Consent	The current Delaware Bylaws prohibit stockholder action by written consent.

Under the TBOC, shareholders are required to have the option to act by written consent in lieu of a meeting. The proposed Texas Bylaws set this at the highest standard permitted under the TBOC, which is unanimous written consent.

Calling of Special Shareholder Meetings

The current Delaware Bylaws provide that special stockholder meetings may be called only by the Board, the chairperson of the Board, the chief executive officer, or the president (in the absence of a chief executive officer), and may not be called by stockholders.

Under the TBOC, shareholders that own a certain percentage of shares having the right to vote thereat, as specified in the certificate of formation, but not to exceed 50%, are required to have the right to call special shareholder meetings, and the proposed Texas Bylaws provide that holders of not less than 50% of our shares of stock entitled to vote thereat may call a special meeting of shareholders.

Cancellation of Special Shareholder Meetings	The current Delaware Bylaws provide that the Board may cancel, postpone, or reschedule a special stockholder meeting.

The proposed Texas Bylaws provide that the Board may not cancel a special shareholder meeting called by shareholders, although the Board retains the right to postpone and reschedule shareholder meetings. The Board may cancel a meeting that is not called by shareholders, to the extent permitted under the TBOC.

Proxies	The current Delaware Bylaws provide that no proxy authorized by a stockholder is valid after three years from the date of its execution, unless the proxy provides for a longer period.

Under the TBOC, a proxy is not valid for more than eleven months after the date the proxy is executed, unless otherwise provided by the proxy, and so the proposed Texas Bylaws provide that no proxy shall be voted or acted upon after eleven months from its date, unless the proxy provides for a longer period.

Annex G

Board of Directors Committees

The current Delaware Bylaws provide that no committee of directors shall have the power or authority to (1) approve or adopt, or recommend to the stockholders, any action or matter (other than the election or removal of directors) expressly required by the DGCL to be submitted to stockholders for approval, or (2) adopt, amend, or repeal bylaws.

The proposed Texas Bylaws provide that committees shall not have the power or authority to (i) approve or adopt, or recommend to the shareholders any action or matter (other than the election or removal of directors) expressly required by the TBOC to be submitted to shareholders for approval or which otherwise may not be delegated to a committee, or (ii) adopt, amend or repeal any bylaw of the corporation. The proposed Texas Bylaws, by reference to the TBOC, acknowledge that, under the TBOC, a committee of directors is prohibited from taking certain actions. The TBOC provides that a committee of the board of directors may not:

(1)

amend the certificate of formation, except to: (A) establish a series of shares; (B) increase or decrease the number of shares in a series; or (C) eliminate a series of shares established by the board of directors;

(2)

propose a reduction of stated capital;

(3)

approve a plan of merger, share exchange, or conversion of the corporation;

(4)

recommend to shareholders the sale, lease, or exchange of all or substantially all of the property and assets of the corporation not made in the usual and regular course of its business;

(5)

recommend to the shareholders a voluntary winding up and termination or revocation of a voluntary winding up and termination;

(6)

amend, alter, or repeal the bylaws or adopt new bylaws;

(7)

fill vacancies on the board of directors;

(8)

fill vacancies on or designate alternate members of a committee of the board of directors;

(9)

fill a vacancy to be filled because of an increase in the number of directors;

Annex G

(10)

elect or remove officers of the corporation or members or alternate members of a committee of the board of directors;

(11)

set the compensation of the members or alternate members of a committee of the board of directors; or

(12)

alter or repeal a resolution of the board of directors that states that it may not be amended or repealed by a committee of the board of directors.

Partly Paid Stock	The current Delaware Bylaws permit the corporation to issue partly paid stock.

Under the TBOC, partly paid stock is prohibited due to the TBOC’s requirement that full consideration for shares be paid before issuance, and so the proposed Texas Bylaws do not provide for the issuance of partly paid stock.

Notice to Shareholders

The current Delaware Bylaws permit the corporation to deliver a single written notice to stockholders who share an address (unless a stockholder objects) and permit the corporation not to give notice where notice would be unlawful.

The TBOC does not currently contain provisions allowing for a single notice to be delivered to multiple shareholders at the same address, and so the right of the corporation to so deliver notice is limited by the TBOC. The TBOC does not have provisions specifically allowing the corporation not to deliver notice where such notice would be unlawful, and so the Texas Bylaws do not contain such provisions.

Advancement of Expenses

The current Delaware Bylaws provide that expenses incurred by an officer or director in connection with any legal proceedings will be advanced by the corporation upon the corporation’s receipt of a written request and an undertaking by the person to repay such amounts if it is ultimately determined that the person is not entitled to indemnification.

Under the TBOC, before a corporation can advance expenses incurred by a director or officer in connection with any legal proceedings, a director or officer is also required to provide, in addition to an undertaking to repay any expenses advanced if such director or officer is ultimately not entitled to indemnification, a written affirmation attesting in good faith to such director’s or officer’s compliance with the standard of conduct necessary for indemnification, which requirement is included in the proposed Texas Bylaws.

Exclusive Forum

The current Delaware Bylaws provide that a state court within the State of Delaware (or, if no Delaware state court has jurisdiction, the federal district court for the District of Delaware) shall serve as the sole and exclusive forum for certain matters relating to the internal affairs of the corporation.

The exclusive forum provision in the Delaware Bylaws does not apply to any direct claims under the Securities Act of 1933, as amended (the “Securities Act”) or the Securities Exchange Act of 1934, as amended (the “Exchange Act”).

The proposed Texas Bylaws provide that the sole and exclusive forum for certain matters relating to the internal affairs of the corporation shall be, first, the Business Court in the First Business Court Division of the State of Texas (which Division includes the county of our Texas corporate headquarters), unless such court is not then accepting filings or lacks jurisdiction, in which case the exclusive forum shall be either the federal district court for the Northern District of Texas, Dallas Division, or if there is not federal jurisdiction then the state district court of Dallas County, Texas.

The exclusive forum provision in the proposed Texas Bylaws explicitly states that it shall not apply to any direct claims under the Securities Act or the Exchange Act.

Annex G

Comparison of Stockholder Rights under Delaware and Texas Law

The rights of our stockholders are currently governed by the DGCL, Delaware case law, Delaware Charter and Delaware Bylaws. Following completion of the Texas Redomestication, the rights of our shareholders will be governed by the TBOC, Texas case law, the Texas Charter and the Texas Bylaws.

The Board has found that the corporate laws of Texas and of Delaware are substantially equivalent and as relevant to the Company.

The statutory corporate laws of Texas, as governed by the TBOC, are similar in many respects to those of Delaware, as governed by the DGCL. However, there are certain individual differences that may relate to your rights as a stockholder, as well as the corporate governance of the Company. The following are brief summaries of certain legal considerations relating to the current rights of stockholders of a Delaware corporation and the shareholders of a Texas corporation and the corporate governance of a company in Delaware and in Texas.

The following discussion does not provide a complete description of the differences that may affect you. This summary is qualified in its entirety by reference to the TBOC and DGCL, the Delaware Charter and Delaware Bylaws, the Texas Charter and Texas Bylaws, and the body of case law in both jurisdictions, and some of the differences in the legal considerations below may not affect you in light of the provisions of the Texas Charter and Texas Bylaws, which opt in to certain determinations as permitted under the TBOC.

ISSUE	DELAWARE	TEXAS

Increasing or Decreasing Authorized Capital Stock, Including Number of Unissued Shares of a Series of Preferred Stock

The DGCL has no provision for increasing or decreasing authorized capital stock by unilateral board action without stockholder approval, although if the increase in the number of authorized shares is in connection with a forward stock split (up to an amount proportionate to the subdivision), no stockholder approval is required provided that the corporation only has one class of stock outstanding and such class is not divided into series (unless stockholder approval is expressly required by the certificate of incorporation). See “Charter Amendments” below.

Under the TBOC, once stock has been issued, the board cannot unilaterally increase or decrease the authorized capital stock without shareholder approval, and there is no express exception for forward stock splits.

With respect to a series of shares of preferred stock established by the board of directors if authorized by the corporation’s certificate of formation (and subject thereto), unless the certificate of formation expressly restricts the board of directors from increasing or decreasing the number of unissued shares of a series to be established by the board of directors, the board of directors may increase or decrease the number of shares in each series to be established, except that the board of directors may not decrease the number of shares in a particular series to a number that is less than the number of shares in that series that are issued at the time of the decrease.

Number of Directors

Under the DGCL, the number of directors shall be fixed by, or in the manner provided in, the bylaws, unless the certificate of incorporation fixes the number of directors. If the certificate of incorporation fixes the number of directors, then a change in the number of directors shall be made only by amendment of the certificate of incorporation.

Under the TBOC, the number of directors shall be set by, or in the manner provided by, the certificate of formation or bylaws, except that the number of directors on the initial board of directors must be set by the certificate of formation.

The number of directors may be increased or decreased by amendment to, or as provided by, the certificate of formation or bylaws.

If the certificate of formation or bylaws do not set the number constituting the board of directors or provide for the manner in which the number of directors must be determined, the number of directors is the same as the number constituting the initial board of directors as set by the certificate of formation.

Annex G

Procedures for Filling Vacant Directorships

Under the DGCL, unless otherwise provided in the certificate of incorporation or bylaws: (1) vacancies and newly created directorships resulting from any increase in the authorized number of directors elected by all of the stockholders having the right to vote as a single class may be filled by a majority of the directors then in office, although less than a quorum, or by a sole remaining director; and (2) whenever the holders of any class or classes of stock or series thereof are entitled to elect 1 or more directors by the certificate of incorporation, vacancies and newly created directorships of such class or classes or series may be filled by a majority of the directors elected by such class or classes or series thereof then in office, or by a sole remaining director so elected.

In the case of a Delaware corporation the directors of which are divided into classes, any directors chosen by (1) or (2) of the above shall hold office until the next election of the class for which such directors shall have been chosen, and until their successors shall be elected and qualified.

Under the TBOC, except as provided below with respect to class voting, vacancies may be filled by the affirmative vote of the majority of the remaining directors, even if less than a quorum, or by the election at an annual or special meeting of shareholders called for that purpose.

The term of a director elected to fill a vacancy occurring in the board of directors is the unexpired term of the director’s predecessor in office.

Except as provided below with respect to class voting, a directorship to be filled because of an increase in the number of directors may be filled by the shareholders or by the board of directors for a term of office continuing only until the next election of one or more directors by the shareholders. The board of directors may not fill more than two such directorships during the period between any two successive annual meetings of shareholders.

Unless otherwise authorized by a corporation’s certificate of formation, a vacancy or a newly created vacancy in a director position that the certificate of formation entitles the holders of a class or series of shares or group of classes or series of shares to elect may be filled only: (1) by the affirmative vote of the majority of the directors then in office elected by the class, series, or group; (2) by the sole remaining director elected in that manner; or (3) by the affirmative vote of the holders of the outstanding shares of the class, series, or group.

Removal of Directors

Under the DGCL, subject to the exceptions discussed below, holders of a majority of shares then entitled to vote at an election of directors may remove a director or the entire board of directors with or without cause.

Unless the certificate of incorporation provides otherwise, if the board of directors of a Delaware corporation is classified (i.e., elected for staggered terms), a director may only be removed by stockholders for cause.

If a Delaware corporation uses cumulative voting and less than the entire board is to be removed, a director may not be removed without cause if the votes cast against his or her removal would be sufficient to elect him or her if then cumulatively voted at an election of the entire board of directors or, if the board of directors is classified, at an election of the class of directors of which such director is a part.

Where the certificate of incorporation provides that separate classes or series of stockholders are entitled, as such a class or series, to elect separate directors, in calculating the sufficiency of votes for removal without cause of such a director, only the votes of the holders of such a class or series are considered.

Under the TBOC, subject to the exceptions discussed below or as otherwise provided by the certificate of formation or bylaws of a corporation, the holders of a majority of shares then entitled to vote at an election of directors may remove a director or the entire board of directors with or without cause.

Unless the certificate of formation provides otherwise, if a Texas corporation’s directors serve staggered terms, a director may only be removed for cause.

If the certificate of formation permits cumulative voting and less than the entire board is to be removed, a director may not be removed if the votes cast against the removal would be sufficient to elect him or her if cumulatively voted at an election of the entire board of directors, or if there are classes of directors, at an election of the class of directors of which the director is a part. Where the certificate of formation provides that separate classes or series of shareholders are entitled, as such a class or series, to elect separate directors, in calculating the sufficiency of votes for removal of such a director, only the votes of the holders of such a class or series are considered.

Action by Written Consent of Directors

Under the DGCL, unless otherwise restricted by the certificate of incorporation or bylaws, the board of directors of a Delaware corporation may act without a meeting if all of the directors consent in writing.

Under the TBOC, unless otherwise provided by the certificate of formation or bylaws, a written consent stating the action taken and signed by all members of the board of directors of a Texas corporation is also an act of the board of directors.

Action by Written Consent of Stockholders

Under the DGCL, unless otherwise provided in the certificate of incorporation, stockholders may act without a meeting, without prior notice and without a vote, with the written consent of the stockholders having not less than the minimum number of votes that would be necessary to authorize or take such action at a meeting at which all shares entitled to vote thereon were present and voted. If less than unanimous written consent is given, the corporation must give prompt notice of the action taken to the non-consenting stockholders.

Under the TBOC, shareholders may act without a meeting, without prior notice and without a vote, with the written consent of (1) all shareholders or (2) if authorized by the certificate of formation, the shareholders having at least the minimum number of votes that would be necessary to take the action that is the subject of the consent at a meeting, in which each owner or member entitled to vote on the action is present and votes. If less than unanimous written consent is given, the corporation must give prompt notice of the action taken to the non-consenting shareholders.

Annex G

Special Meetings of the Stockholders

Under the DGCL, the board of directors, or any other one or more persons authorized in the certificate of incorporation or bylaws, may call a special meeting. Stockholders do not have a statutory right to call a special meeting, but the certificate of incorporation or bylaws for the corporation may provide for such right.

Special meetings of the shareholders of a corporation may be called by: (1) the president, the board of directors, or any other person authorized to call special meetings by the certificate of formation or bylaws of the corporation;  or (2) the holders of the percentage of shares specified in the certificate of formation, not to exceed 50 % of the shares entitled to vote or, if no percentage is specified, at least 10 % of all of the shares of the corporation entitled to vote at the proposed special meeting.

Under the TBOC, a corporation cannot prohibit its shareholders from calling a special meeting of shareholders.

Adjournment of Stockholder Meetings

Under the DGCL, unless the bylaws provide otherwise, a meeting of stockholders may be adjourned to another time or place without notice if the time, place, if any, and the means of remote communications, if any, by which stockholders and proxy holders may be deemed to be present in person and vote at such adjourned meeting are: (1) announced at the meeting at which the adjournment is taken; (2) displayed, during the time scheduled for the meeting, on the same electronic network used to enable stockholders and proxy holders to participate in the meeting by means of remote communication; or (3) set forth in the notice of meeting.

Under the DGCL, if a meeting of stockholders is adjourned for more than 30 days, or if after the adjournment a new record date for stockholders entitled to vote is fixed for the adjourned meeting, notice of the adjourned meeting must be given to each stockholder of record entitled to vote at the meeting, or each stockholder of record entitled to vote at the adjourned meeting as of the new record date set for notice of the adjourned meeting, respectively.

Under the TBOC, unless the certificate of formation or bylaws provide otherwise, a meeting of shareholders may be adjourned due to lack of quorum until the time and to the place as may be determined by a vote of the holders of the majority of the shares who are present or represented by proxy at the meeting.

The TBOC does not have a specific provision on the notice for an adjourned meeting or the business that may be transacted at an adjourned meeting.

Generally, under the TBOC, the only business that may be conducted at a special meeting of the shareholders is business that is within the purposes described in the notice.

At the adjourned meeting the corporation may transact any business that might have been transacted at the original meeting.

Voting by Proxy

Under the DGCL, a stockholder may authorize another person or persons to act for such stockholder by proxy. A proxy is valid for three years from its date unless a longer period is provided in the proxy.

Under the TBOC, a shareholder may authorize another person or persons to act for such shareholder by proxy. A proxy is valid for eleven months from its date of execution unless otherwise provided in the proxy.

Annex G

Quorum and Required Vote for Stock Corporations

Under the DGCL, the certificate of incorporation or bylaws of a Delaware corporation may specify the number of shares and/or the amount of other securities having voting power the holders of which must be present or represented by proxy at any meeting in order to constitute a quorum for, and the votes that shall be necessary for, the transaction of any business, but in no event shall a quorum consist of less than one-third of the shares entitled to vote at the meeting, except that, where a separate vote by a class or series or classes or series is required, a quorum shall consist of no less than one-third of the shares of such class or series or classes or series.

In the absence of such specification in the certificate of incorporation or bylaws of the corporation: (1) a majority of the shares entitled to vote, present in person or represented by proxy, shall constitute a quorum at a meeting of stockholders; (2) in all matters other than the election of directors, the affirmative vote of the majority of shares present in person or represented by proxy at the meeting and entitled to vote on the subject matter shall be the act of the stockholders; (3) directors shall be elected by a plurality of the votes of the shares present in person or represented by proxy at the meeting and entitled to vote on the election of directors; and (4) where a separate vote by a class or series or classes or series is required, a majority of the outstanding shares of such class or series or classes or series, present in person or represented by proxy, shall constitute a quorum entitled to take action with respect to that vote on that matter and, in all matters other than the election of directors, the affirmative vote of the majority of shares of such class or series or classes or series present in person or represented by proxy at the meeting shall be the act of such class or series or classes or series.

Under the TBOC, subject to the following sentence, the holders of the majority of the shares entitled to vote at a meeting of the shareholders of a Texas corporation that are present or represented by proxy at the meeting are a quorum for the consideration of a matter to be presented at that meeting. The certificate of formation of a corporation may provide that a quorum is present only if: (1) the holders of a specified portion of the shares that is greater than the majority of the shares entitled to vote are represented at the meeting in person or by proxy; or (2) the holders of a specified portion of the shares that is less than the majority but not less than one-third of the shares entitled to vote are represented at the meeting in person or by proxy.

Subject to the following sentence, directors of a corporation shall be elected by a plurality of the votes cast by the holders of shares entitled to vote in the election of directors at a meeting of shareholders at which a quorum is present. The certificate of formation or bylaws of a corporation may provide that a director of a corporation shall be elected only if the director receives: (1) the vote of the holders of a specified portion, but not less than the majority, of the shares entitled to vote in the election of directors; (2) the vote of the holders of a specified portion, but not less than the majority, of the shares entitled to vote in the election of directors and represented in person or by proxy at a meeting of shareholders at which a quorum is present; or (3) the vote of the holders of a specified portion, but not less than the majority, of the votes cast by the holders of shares entitled to vote in the election of directors at a meeting of shareholders at which a quorum is present.

A bylaw amendment adopted by stockholders which specifies the votes that shall be necessary for the election of directors shall not be further amended or repealed by the board of directors.

Subject to the following sentence, with respect to a matter other than the election of directors or a matter for which the affirmative vote of the holders of a specified portion of the shares entitled to vote is required by the TBOC, the affirmative vote of the holders of the majority of the shares entitled to vote on, and who voted for, against, or expressly abstained with respect to, the matter at a shareholders’ meeting of a corporation at which a quorum is present is the act of the shareholders. With respect to a matter other than the election of directors or a matter for which the affirmative vote of the holders of a specified portion of the shares entitled to vote is required by this code, the certificate of formation or bylaws of a corporation may provide that the act of the shareholders of the corporation is: (1) the affirmative vote of the holders of a specified portion, but not less than the majority, of the shares entitled to vote on that matter; (2) the affirmative vote of the holders of a specified portion, but not less than the majority, of the shares entitled to vote on that matter and represented in person or by proxy at a shareholders’ meeting at which a quorum is present; (3) the affirmative vote of the holders of a specified portion, but not less than the majority, of the shares entitled to vote on, and who voted for or against, the matter at a shareholders’ meeting at which a quorum is present; or (4) the affirmative vote of the holders of a specified portion, but not less than the majority, of the shares entitled to vote on, and who voted for, against, or expressly abstained with respect to, the matter at a shareholders’ meeting at which a quorum is present.

Annex G

Stockholder Vote for Fundamental Business Transactions

Under the DGCL, a majority of the outstanding stock of the corporation entitled to vote thereon generally must approve fundamental changes, such as: (1) certain mergers or consolidations; (2) a sale, lease, or exchange of all or substantially all of the corporation’s assets (provided that no stockholder authorization or consent is required (A) to mortgage or pledge the corporation’s property and assets unless the certificate of incorporation so requires or (B) where the property or assets in the sale, lease or exchange is collateral that secures a mortgage or is pledged to a secured party and certain additional conditions are met); (3) dissolution; (4) conversion of a domestic corporation to other entities; and (5) transfer, domestication or continuance of a domestic corporation to a foreign jurisdiction. The certificate of incorporation may contain provisions requiring for any corporate action the vote of a larger portion of the stock or of any class or series thereof than is required by the DGCL.

Under the TBOC, unless otherwise provided for in the TBOC or the certificate of formation of a corporation, shareholders holding at least two-thirds of the outstanding shares of a class entitled to vote on the matter must typically approve fundamental business transactions such as: (1) a merger; (2) an interest exchange; (3) a conversion; or (4) a sale of all or substantially all of the corporation’s assets that is not made in the usual and regular course of the corporation’s business. The certificate of formation can provide for a different threshold of approval, but not less than a majority of the shares entitled to vote.

Stockholder Vote for Sales, Leases, Exchanges or Other Dispositions

Under the DGCL, a Delaware corporation may sell, lease or exchange all or substantially all of its property and assets when and as authorized by a majority of the outstanding stock of the corporation entitled to vote thereon.

No such approval is required, however, if the assets being sold, leased or exchanged are not all or substantially all of the corporation’s assets. There is no necessary quantifying percentage for determining whether assets constitute substantially all of a Delaware corporation’s assets. Only if the sale is of assets quantitatively and qualitatively vital to the business of the corporation is stockholder authorization mandated.

Under the TBOC, generally the sale, lease, exchange or other disposition of all, or substantially all, of the property and assets of a Texas corporation requires the approval of the holders of at least two-thirds of the outstanding shares of the corporation entitled to vote, unless the corporation’s certificate of formation sets a lower threshold (which may not be less than a majority of the voting shares).

No such approval is required, however, if the transaction is made in the usual and regular course of a Texas corporation’s business. Under Texas law, even the transfer of substantially all of a corporation’s assets in such a manner that the corporation continues directly or indirectly to engage in one or more businesses is deemed not to be a transaction requiring shareholder approval under the TBOC.

Business Combinations Statute

Under the DGCL, unless a Delaware corporation’s certificate of incorporation or bylaws (original, or approved by stockholders) provide otherwise, Delaware corporations that have a class of voting stock listed on a national securities exchange or held of record by 2,000 or more persons are prohibited from entering into any “business combination” with any “interested stockholder” for a period of three years following the time that such stockholder became an interested stockholder. The DGCL generally defines a “business combination” as (i) certain mergers and consolidations; (ii) sales leases, exchanges, mortgages, pledges, transfers or other dispositions of assets having an aggregate market value of 10% or more of either the consolidated assets or the outstanding stock of a company; (iii) certain transactions that would result in the issuance or transfer of stock of the corporation to an interested stockholder; (iv) certain transactions that have the effect, directly or indirectly, of increasing the proportionate share of stock of the corporation which is owned by the interested stockholder, subject to exceptions; and (v) any receipt by the interested stockholder of the benefit, directly or indirectly, of any loans, advances, guarantees, pledges or other financial benefits provided by or through the corporation, subject to certain exceptions.

“Interested stockholder” is generally defined as a person (including the affiliates and associates of such person) that is directly or indirectly a beneficial owner of 15% or more of the outstanding voting stock of a Delaware corporation or is an affiliate or associate of the corporation and was the owner of 15% or more of the outstanding voting stock of the corporation at any time within the 3-year period before the date on which it is sought to be determined whether such person is an interested stockholder, and the affiliates and associates of such person, in each case subject to certain exceptions.

Under the TBOC, a Texas “issuing public corporation” is generally prohibited from, directly or indirectly, entering into (i) mergers, share exchanges or conversions with an affiliated shareholder or other entity that after such transaction would be an affiliate or associate of an affiliated shareholder, and certain other entities, (ii) sales, leases, exchanges, mortgages, pledges, transfers or other dispositions of assets having an aggregate market value of 10% or more of (a) the aggregate market value of the consolidated assets of such Texas public corporation, (b) the aggregate market value of the outstanding voting stock of such Texas public corporation or (c) the earning power or net income of such Texas public corporation on a consolidated basis, (iii) certain transactions that would result in the issuance or transfer of shares of such Texas public corporation to an affiliated shareholder or an affiliate or associate, (iv) liquidation or dissolution plans or proposals with an affiliated shareholder or an associate or an affiliate of an associate of an affiliated shareholder, (v) certain transactions, including reclassifications of securities or other share distributions or recapitalizations, that have the effect, directly or indirectly, of increasing the proportionate ownership percentage of the outstanding shares of a class or series of voting shares or securities convertible into voting shares of the issuing public corporation that is beneficially owned by the affiliated shareholder or an affiliate or associate of the affiliated shareholder, except as a result of immaterial changes due to fractional fractional share adjustments or (vi) loans, advances, guarantees, pledges, or other financial assistance or a tax credit or other tax advantages the recipient of which is an affiliated shareholder or an affiliate or associate of an affiliated shareholder, in each case, with an “affiliated shareholder” or any affiliate or associate of the “affiliated shareholder” for a period of three years after the date the shareholder obtained “affiliated shareholder” status.

Annex G

The DGCL provides an exception to this prohibition if: (i) the corporation’s board of directors approved either the business combination or the transaction in which the stockholder became an interested stockholder prior to the date the interested stockholder became an interested stockholder; (ii) the interested stockholder acquired at least 85% of the voting stock of that company (excluding shares owned by persons who are directors and also officers, and employee stock plans in which participants do not have the right to determine whether shares will be tendered in a tender or exchange offer) in the transaction in which it became an interested stockholder; or (iii) the business combination is approved by the board of directors and the affirmative vote of at least two-thirds of the votes entitled to be cast by disinterested stockholders at an annual or special meeting (and not by written consent).

“Affiliated shareholder” is generally broadly defined as a person who beneficially owns (or has owned within the preceding three-year period) 20% or more of the outstanding voting stock of a Texas public corporation.

“Issuing public corporation” means a Texas corporation that has: (i) 100 or more shareholders of record as shown by the share transfer records of the corporation; (ii) a class or series of the corporation’s voting shares registered under the Securities Exchange Act of 1934 (15 U.S.C. Section 77b et seq.), as amended; or (iii) a class or series of the corporation’s voting shares qualified for trading on a national securities exchange.

The TBOC provides an exception to this prohibition if: (i) the board of directors of the corporation approves the transaction or the acquisition of shares by the affiliated shareholder prior to the affiliated shareholder becoming an affiliated shareholder; or (ii) the holders of at least two-thirds of the outstanding voting shares not beneficially owned by the affiliated shareholder or an affiliate or associate of the affiliated shareholder approve the transaction at a meeting held no earlier than six months after the shareholder acquires such ownership. The TBOC expressly provides that the foregoing shareholder approval may not be by written consent.

Charter Amendments

Under the DGCL, subject to limited exceptions, an amendment to the certificate of incorporation must be approved by (i) the board of directors and (ii) the holders of a majority of a Delaware corporation’s outstanding stock entitled to vote thereon, unless the certificate of incorporation provides for a greater number.

In addition, unless otherwise expressly required by the certificate of incorporation: (1) no meeting or vote of stockholders is required to adopt an amendment that reclassifies by subdividing the issued shares of a class of stock into a greater number of issued shares of the same class of stock (and, in connection therewith, such amendment may increase the number of authorized shares of such class of stock up to an amount proportionate to the subdivision), provided the corporation has only one class of stock outstanding and such class is not divided into series; and (2) an amendment to increase or decrease the authorized number of shares of a class of capital stock or an amendment to reclassify by combining the issued shares of a class of capital stock into a lesser number of issued shares of the same class of stock may be made and effected, without obtaining the vote or votes of stockholders otherwise required if: (A) the shares of such class are listed on a national securities exchange immediately before such amendment becomes effective and meet the listing requirements of such national securities exchange relating to the minimum number of holders immediately after such amendment becomes effective, (B) at a properly called meeting, a vote of the stockholders entitled to vote thereon, voting as a single class, is taken for and against the proposed amendment, and the votes cast for the amendment exceed the votes cast against the amendment, and (C) if the amendment increases or decreases the authorized number of shares of a class of capital stock for which no provision in the certificate of incorporation has been made in accordance with the DGCL, the votes cast for the amendment by the holders of such class exceed the votes cast against the amendment by the holders of such class.

Under the TBOC, subject to limited exceptions, an amendment to the certificate of formation requires the approval of (i) the board of directors and (ii) the holders of at least two-thirds of the outstanding shares of a Texas corporation, unless a different threshold, not less than a majority, is specified in the certificate of formation.

Annex G

Bylaw Amendments

Under the DGCL, stockholders of a Delaware corporation entitled to vote have the right to amend, repeal or adopt the bylaws. If a Delaware corporation’s certificate of incorporation so provides, the Delaware corporation’s board of directors may also have the right to amend, repeal or adopt the bylaws.

Generally, under the TBOC, the board of directors may amend, repeal or adopt a Texas corporation’s bylaws. However, (i) the shareholders may amend, repeal or adopt bylaws even if the directors also have that power and (ii) a Texas corporation’s certificate of formation may wholly or partly reserve the power to amend, repeal or adopt bylaws exclusively to the shareholders. Similarly, the shareholders, in amending, repealing or adopting a particular bylaw, may expressly provide that the board of directors may not amend, readopt or repeal that bylaw.

Dividends and Distributions

Under the DGCL, a Delaware corporation may, subject to any restrictions contained in its certificate of incorporation, pay dividends out of surplus or, if there is no surplus, out of net profits for the current and/or the preceding fiscal year, unless the capital of the corporation is less than the capital represented by issued and outstanding stock having preferences on asset distributions.

In addition, a Delaware corporation may not repurchase or redeem shares if doing so would render the corporation insolvent in the sense that it could not pay its debts as they come due or continue as a going concern.

Under the TBOC, a distribution is defined as a transfer of cash or other property (except a corporation’s own shares or rights to acquire its shares or a split-up or division of the issued shares of a class of a corporation into a larger number of shares within the same class that does not increase the stated capital of the corporation), or an issuance of debt, by a corporation to its shareholders in the form of: (i) a dividend on any class or series of a Texas corporation’s outstanding shares; (ii) a purchase or redemption, directly or indirectly, of its shares; or (iii) a payment in liquidation of all or a portion of its assets.

Under the TBOC, a Texas corporation may not make a distribution if such distribution violates its certificate of formation, if the corporation’s surplus is less than the amount of the corporation’s stated capital (as determined by the TBOC) or, unless a Texas corporation is in receivership or the distribution is made in connection with the winding up and termination of the Texas corporation, if it either renders a Texas corporation unable to pay its debts as they become due in the course of its business or affairs, or exceeds, depending on the type of distribution, either the net assets or the surplus of the Texas corporation, or, subject to certain exceptions, if the distribution will be made to shareholders of another class or series.

Stock Redemption and Repurchase

Under the DGCL, a Delaware corporation may purchase or redeem shares of any class except when its capital is impaired or would be impaired by such purchase or redemption. A Delaware corporation may, however, purchase or redeem out of capital, shares that are entitled upon any distribution of its assets to a preference over another class or series of its stock, or, if no shares entitled to such a preference are outstanding, any of its own shares, if such shares are to be retired and the capital reduced. However, a corporation may not purchase redeemable shares for a price greater than that at which they would be redeemed.

In addition, a Delaware corporation may not effect a repurchase or redemption if doing so would render the corporation insolvent in the sense that it could not pay its debts as they come due or continue as a going concern.

As noted above, under the TBOC, the purchase or redemption by a Texas corporation of its shares constitutes a distribution. Accordingly, the discussion above relating to distributions is applicable to stock redemptions and repurchases.

Annex G

Ratification

Under the DGCL, there is a codified ratification process for defective corporate actions.

The board of directors must adopt a resolution ratifying the defective corporate action and, if stockholder approval would have been required for the defective corporate action to have been taken, the defective corporate action must be submitted to stockholders for approval.

In addition to the foregoing, under the DGCL, the corporation, any successor entity to the corporation, any director, or certain stockholders can apply to the Delaware Court for an order determining the validity and effectiveness of defective corporate acts, including without limitation to confirm whether a prior ratification was effective, whether a defective corporate act can be validated even if not previously ratified. In connection with such applications, the Delaware Court has broad discretion to fashion appropriate relief, including without limitation declaring ratifications effective, validating and declaring effective any defective corporate act, and making such other orders regarding such matters as it deems proper under the circumstances.

Under the TBOC, there is a codified ratification process for defective corporate acts.

The board of directors must adopt a resolution and then submit the ratified defective corporate act for shareholder approval (shareholder approval is subject to certain exceptions). In the absence of actual fraud in the transaction, the judgment of the board of directors of a Texas corporation that shares of the Texas corporation are valid shares or putative shares is conclusive, unless otherwise determined by a Texas district court or a Texas Business Court.

Inspection of Books and Records

Under the DGCL, any stockholder may inspect, and make copies and extracts from, a Delaware corporation’s books and records during normal business hours for any proper purpose upon written demand under oath stating the purpose of the inspection.

If a Delaware corporation refuses to permit inspection or does not reply to the demand within five business days after the demand has been made, the stockholder may apply to the Delaware Court for an order to compel such inspection.

Generally, the stockholder bears the burden of showing that each category of requested records is essential to accomplishment of the stockholder’s stated purpose for the inspection. However, when a stockholder seeks to inspect a corporation’s list of stockholders or stock ledger, the burden of proof is on the corporation to establish that the inspection is for an improper purpose.

Under the TBOC, a shareholder may inspect a Texas corporation’s books and records during normal business hours upon written demand stating a proper purpose if such shareholder holds at least 5% of the outstanding shares of stock of the Texas corporation or has been a holder of shares for at least six months prior to such demand.

If a Texas corporation refuses to allow a person to examine and make copies of account records, minutes, and share transfer records under the TBOC, the Texas corporation is liable to the shareholder for any cost or expense, including attorney’s fees, incurred in enforcing the shareholder’s rights under the TBOC.

A Texas corporation may defend against an inspection action by establishing that the shareholder: (1) has sold or offered for sale, or has aided or abetted a person in procuring a list of shareholders or of holders of voting trust certificates for the purpose of selling, a list of shareholders or of holders of voting trust certificates for shares of the Texas corporation or any other corporation within the two years preceding the date the action is brought; (2) has improperly used information obtained through prior examination of the books, account records, minutes, or share transfer records of the corporation or any other corporation; or (3) was not acting in good faith or for a proper purpose in making the request.

Insurance

Under the DGCL, a Delaware corporation is allowed to purchase and maintain insurance on behalf of any person who is or was a director, officer, employee or agent of the corporation, or is or was serving at the request of the corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust, or other enterprise against any liability asserted against such person and incurred by such person in any such capacity, or arising out of such person’s status as such, whether or not the corporation would have the power to indemnify such person against such liability under the DGCL.

The DGCL does not prohibit a Delaware corporation from establishing and maintaining arrangements, other than insurance, to protect such persons, including a trust fund or surety arrangement.

Under the TBOC, a Texas enterprise is allowed to purchase or procure or establish and maintain insurance or another arrangement to indemnify or hold harmless an existing or former governing person, delegate, officer, employee, or agent against any liability: (1) asserted against and incurred by the person in that capacity or (2) arising out of the person’s status in that capacity. The insurance or other arrangement established may insure or indemnify against the liability described above without regard to whether the enterprise otherwise would have had the power to indemnify the person against that liability under the TBOC.

Under the TBOC, for the benefit of persons to be indemnified by the enterprise, an enterprise may, in addition to purchasing or procuring or establishing and maintaining insurance or another arrangement: (1) create a trust fund; (2) establish any form of self-insurance, including a contract to indemnify; (3) secure the enterprise’s indemnity obligation by grant of a security interest or other lien on the assets of the enterprise; or (4) establish a letter of credit, guaranty, or surety arrangement.

Annex G

Interested Party Transaction Approvals

The DGCL provides that certain interested party transactions are not void or voidable solely because the transaction is between a corporation and one or more of its directors or officers, or between the corporation and an entity in which one or more of its directors or officers has a financial interest, or solely because the interested director or officer was present at or participated in the meeting in which the interested transaction was approved if any of the following conditions are satisfied: (1) the material facts as to the director’s or officer’s relationship or interest and as to the contract or transaction are disclosed or are known to the board of directors or the committee, and the board or committee in good faith authorizes the contract or transaction by the affirmative votes of a majority of the disinterested directors, even though the disinterested directors be less than a quorum; (2) the material facts as to the director’s or officer’s relationship or interest and as to the contract or transaction are disclosed or are known to the stockholders entitled to vote thereon, and the contract or transaction is specifically approved in good faith by vote of the stockholders; or (3) the contract or transaction is fair as to the corporation as of the time it is authorized, approved or ratified, by the board of directors, a committee or the stockholders.

The TBOC provides that an otherwise valid and enforceable contract or transaction between a corporation and (1) one or more directors or officers, or one or more affiliates or associates of one or more directors or officers, of the corporation; or (2) an entity or other organization in which one or more directors or officers, or one or more affiliates or associates of one or more directors or officers, of the corporation: (A) is a managerial official; or (B) has a financial interest is valid and enforceable, and is not void or voidable, notwithstanding such relationship or interest if any one of the following conditions is satisfied: (1) the material facts as to the applicable relationship or interest and as to the contract or transaction are disclosed to or known by: (A) the corporation’s board of directors or a committee of the board of directors, and the board of directors or committee in good faith authorizes the the contract or transaction by the approval of the majority of the disinterested directors or committee members, regardless of whether the disinterested directors or committee members constitute a quorum; or (B) the shareholders entitled to vote on the authorization of the contract or transaction, and the contract or transaction is specifically approved in good faith by a vote of the shareholders; or (2) the contract or transaction is fair to the corporation when the contract or transaction is authorized, approved, or ratified by the board of directors, a committee of the board of directors, or the shareholders.

The TBOC differs from the DGCL’s interested party transaction statute in that it expressly provides that if at least one of the above conditions is satisfied, neither the corporation nor any of the corporation’s shareholders will have a cause of action against any of the corporation’s directors or officers for breach of duty with respect to the making, authorization, or performance of the contract or transaction because the person had an applicable relationship or interest.

Limitation of Liability of Stockholders

Under the DGCL, unless the certificate of incorporation otherwise provides, the stockholders of a corporation shall not be personally liable for the payment of the corporation’s debts except as they may be liable by reason of their own conduct or acts.

Under the TBOC, subject to certain exceptions, a shareholder’s liability is limited to its contributed capital.

Limitation of Personal Liability of Directors and Officers

Under the DGCL, a Delaware corporation is permitted to adopt a provision in its certificate of incorporation eliminating or limiting the personal liability of a director or officer to the corporation or its stockholders for monetary damages for breach of fiduciary duty as a director or officer, provided that such provision does not eliminate or limit the liability of: (i) a director or officer breaching the duty of loyalty to the corporation or its stockholders; (ii) a director or officer failing to act in good faith, engaging in intentional misconduct or a knowing violation of law; (iii) a director declaring an illegal dividend or approving an illegal stock purchase or redemption; (iv) a director or officer obtaining an improper personal benefit from the corporation; or (v) an officer in any action by or in the right of a Delaware corporation.

Under the TBOC, a Texas corporation is permitted to provide that a director is not liable, or is liable only to the extent provided by the certificate of formation, to the corporation or its shareholders for monetary damages for an act or omission by the person in the person’s capacity as a director.

The TBOC does not, however, permit any limitation of the liability of a director for: (i) a breach of the duty of loyalty to the corporation or its shareholders; (ii) an act or omission not in good faith that constitutes a breach of duty of the person to the corporation or involves intentional misconduct or a knowing violation of law; (iii) a transaction from which the director obtains an improper benefit, regardless of whether the benefit resulted from an action taken within the scope of the person’s duties; or (iv) an act or omission for which the liability of a director is expressly provided by an applicable statute (such as wrongful distributions).

Annex G

Considerations by Directors Permitted by Statute

Except for corporations that have opted to become public benefit corporations, directors of Delaware corporations do not have any express statutory authority to consider other constituencies. Delaware case law provides that fiduciary duties in most circumstances require directors to seek to maximize the value of the corporation for the long-term benefit of the stockholders.

Under the TBOC, in discharging the duties of director under the TBOC or otherwise and in considering the best interests of the corporation, a director is entitled to consider the long-term and short-term interests of the corporation and the shareholders of the corporation, including the possibility that those interests may be best served by the continued independence of the corporation.

In discharging the duties of a director or officer under the TBOC or otherwise, a director or officer of a corporation is entitled to consider any social purpose specified in the corporation’s certificate of formation. In addition, the TBOC provides that nothing in the applicable section thereof prohibits or limits a director or officer of a corporation that does not have a social purpose specified as a purpose in the corporation’s certificate of formation from considering, approving, or taking an action that promotes or has the effect of promoting a social, charitable, or environmental purpose.

Texas also has a public benefit corporation statute.

Business Opportunities

Under Delaware law, the corporate opportunity doctrine holds that a corporate officer or director may not generally and unilaterally take a business opportunity for his or her own. Factors to be considered include: (i) whether the corporation is financially able to exploit the opportunity; (ii) if the opportunity is within the corporation’s line of business; (iii) whether the corporation has an interest or expectancy in the opportunity; and (iv) whether by taking the opportunity for his or her own, the corporate fiduciary will thereby be placed in a position inimical to his duties to the corporation.

The DGCL permits a Delaware corporation to renounce, in its certificate of incorporation or by action of the board of directors, any interest or expectancy of the corporation in, or being offered an opportunity to participate in, specified business opportunities or specified classes or categories of business opportunities that are presented to the corporation or one or more of its officers, directors or stockholders.

Texas law generally follows the Delaware corporate opportunity doctrine.

The TBOC permits a Texas entity to renounce, in its certificate of formation or by action of its board of directors, an interest or expectancy of the entity in, or an interest or expectancy of the entity in being offered an opportunity to participate in, specified business opportunities or a specified class or category of business opportunities presented to the entity or one or more of its managerial officials or owners.

Indemnification of Directors and Officers

Under the DGCL, a Delaware corporation is permitted to indemnify any person who is a director, officer, employee, or agent of the corporation, or is or was serving at the request of the corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise, against expenses (including attorneys’ fees), judgments, fines and amounts paid in settlement actually and reasonably incurred by the person in connection with any threatened, pending or completed action, suit or proceeding, other than an action by or in the right of the corporation, to which such director, officer, employee or agent may be a party or threatened to be made a party, provided such person acted in good faith and in a manner the person reasonably believed was in or not opposed to the best interests of the corporation, and in the case of a criminal proceeding, that he or she had no reasonable cause to believe his or her conduct was unlawful.

Under the TBOC, a Texas corporation is permitted to indemnify a director, former director, or delegate who was, is, or is threatened to be made a respondent in a proceeding, against (i) judgments and (ii) expenses (other than a judgment) reasonably and actually incurred by the person in connection with a proceeding if the person: (a) acted in good faith; (b) reasonably believed, in the case of conduct in the person’s official capacity, that the person’s conduct was in the corporation’s best interests, and in any other case, that the person’s conduct was not opposed to the corporation’s best interests; and (c) in the case of a criminal proceeding, did not have a reasonable cause to believe the person’s conduct was unlawful. In addition, the TBOC permits indemnification of other persons as described in the section entitled “Persons Covered” below.

Annex G

In connection with any threatened, pending or completed action by or in the right of the corporation involving a person who is or was a director, officer, employee or agent, or is or was serving at the request of the corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise, a Delaware corporation has the power to indemnify such a person who is a party or is threatened to be made a party for expenses (including attorneys’ fees) actually and reasonably incurred in connection with the defense or settlement of such action or suit: (i) if such person acted in good faith and in a manner the person reasonably believed to be in or not opposed to the best interests of the corporation; and (ii) if such person is found liable to the corporation, only to the extent the Court of Chancery or the court in which such action or suit was brought determined that in view of all the circumstances of the case, such person is fairly and reasonably entitled to indemnity for such expenses which the Court of Chancery or such other court shall deem proper. This is not exclusive of any other indemnification rights, which may be granted by a Delaware corporation to its directors, officers, employees or agents.

If, however, the person is found liable to a Texas corporation, or is found liable on the basis he or she received an improper personal benefit, then indemnification under the TBOC is limited to the reimbursement of reasonable expenses actually incurred in connection with the proceeding, and which excludes a judgment, a penalty, a fine, and an excise or similar tax, including an excise tax assessed against the person with respect to an employee benefit plan. Furthermore, no indemnification will be available if the person is found liable for: (i) willful or intentional misconduct in the performance of the person’s duty to the corporation; (ii) breach of the person’s duty of loyalty owed to the corporation; or (iii) an act or omission not committed in good faith that constitutes a breach of a duty owed by the person to the corporation.

Advancement of Expenses

Expenses (including attorneys’ fees) incurred by an officer or director of the corporation in defending any civil, criminal, administrative or investigative action, suit or proceeding may be paid by the corporation in advance of the final disposition of such action, suit or proceeding upon receipt of an undertaking by or on behalf of such director or officer to repay such amount if it shall ultimately be determined that such person is not entitled to be indemnified by the corporation as authorized in this section.

A corporation may pay or reimburse reasonable expenses incurred by a present director or officer who was, is, or is threatened to be made a respondent in a proceeding in advance of the final disposition of the proceeding without making the determinations required for permissive indemnification after the corporation receives: (1) a written affirmation by the person of the person’s good faith belief that the person has met the standard of conduct necessary for indemnification;  and (2) a written undertaking by or on behalf of the person to repay the amount paid or reimbursed if the final determination is that the person has not met that standard or that indemnification is prohibited by the TBOC.

Procedure for Indemnification

Under the DGCL, a determination that indemnification of a director or officer is appropriate generally must be made: (i) by a majority vote of directors who are not party to the proceeding, even though less than a quorum; (ii) by a committee of such directors designated by majority vote of such directors, even though less than a quorum; (iii) if there are no such directors or if such directors so direct, by independent legal counsel in a written opinion; or (iv) by stockholder vote.

Under the TBOC, a determination that indemnification is appropriate generally must be made: (i) by a majority vote of the directors who, at the time of the vote, are disinterested and independent, regardless of whether such directors constitute a quorum; (ii) by a majority vote of a special committee of the board of directors if the committee is designated by a majority vote of the directors who at the time of the vote are disinterested and independent, regardless of whether such directors constitute a quorum, and is composed solely of one or more directors who are disinterested and independent; (iii) by special legal counsel selected by majority vote under (i) or (ii) above; (iv) by the shareholders in a vote that excludes those shares held by directors who, at the time of the vote, are not disinterested and independent; or (v) by a unanimous vote of the shareholders of the corporation.

Mandatory Indemnification

The DGCL requires indemnification for expenses (including attorneys’ fees) actually and reasonably incurred with respect to any claim, issue or matter on which the director or officer is successful on the merits or otherwise, in the defense of the proceeding.

The TBOC requires indemnification for reasonable expenses actually incurred only if the director is wholly successful on the merits or otherwise, in the defense of the proceeding.

Annex G

Persons Covered

Under the DGCL, directors and officers, but not employees and agents, are entitled to mandatory indemnification for expenses incurred when successful on the merits or otherwise in defense of litigation. Other than in that instance, the DGCL provides the same indemnification rights to officers, employees and agents that it provides for directors.

The TBOC generally provides that a corporation may indemnify and advance expenses to a person who is not a director, including an officer, employee or agent, as provided by: (1) the corporation’s governing documents; (2) general or specific action of the corporation’s board of directors; (3) resolution of the shareholders; (4) contract; or (5) common law. A corporation must indemnify an officer to the same extent that indemnification is required under the TBOC for a director. A determination of indemnification for a person who is not a director of a corporation, including an officer, employee, or agent, is not required to be made in accordance with the procedures set out in the relevant sections of the TBOC.

Rights Plans

Delaware has no statutory authorization for stockholder rights plans. Adoption of stockholder rights plans is viewed as a defensive action and is subject to enhanced scrutiny by the Delaware courts, with the burden initially on the board of directors to demonstrate that the adoption of the rights plan is reasonable in response to a reasonably identified threat posed.

Texas case law has generally upheld shareholder rights plans, but indicates that rights plans will be scrutinized for validity at the time of adoption and for continued validity in the face of changing circumstances.

In addition, the TBOC expressly permits directors to look to the “long-term” benefit to shareholders in taking action.

Selection of Forum

Under the DGCL, a Delaware corporation’s certificate of incorporation or bylaws may require, consistent with applicable jurisdictional requirements, that any or all internal corporate claims shall be brought solely and exclusively in any or all of the courts in Delaware, and no provision of a Delaware corporation’s certificate of incorporation or bylaws may prohibit bringing such claims in the courts of Delaware.

“Internal corporate claims” means claims, including claims in the right of the corporation, (i) that are based upon a violation of a duty by a current or former director or officer or stockholder in such capacity; or (ii) as to which this title confers jurisdiction upon the Delaware Court.

Under the TBOC, the governing documents of a Texas entity may require, consistent with applicable state and federal jurisdictional requirements, that any internal entity claims shall be brought only in a court in Texas.

“Internal entity claim” means a claim of any nature, including a derivative claim in the right of an entity, that is based on, arises from, or relates to the internal affairs of the entity. Internal affairs include the rights, powers, and duties of the entity’s governing persons, officers, owners, and members, and matters relating to the entity’s membership or ownership interests.

Pre-Suit Demand in Derivative Suits

Under Delaware court rules and case law, in order for a stockholder to commence a derivative action on behalf of the corporation, the stockholder must: (1) make a demand on the company’s board of directors; or (2) show that demand would be futile. Demand will be deemed futile if at least half the members of the board: (1) received a material personal benefit from the alleged misconduct that is the subject of the litigation demand; (2) faces a substantial likelihood of liability on any of the claims that would be the subject of the litigation demand; and (3) lacks independence from someone who received a material personal benefit from the alleged misconduct that would be the subject of the litigation demand or who would face a substantial likelihood of liability on any of the claims that are the subject of the litigation demand.

Texas is a universal demand jurisdiction. Under the TBOC, the focus is on harm to the corporation rather than the Delaware standard of futility. A shareholder may not institute a derivative proceeding until the 91st day after the date a written demand is filed with the corporation stating with particularity the act, omission, or other matter that is the subject of the claim or challenge and requesting that the corporation take suitable action.

The foregoing waiting period is not required or, if applicable, shall terminate if: (1) the shareholder has been notified that the demand has been rejected by the corporation; (2) the corporation is suffering irreparable injury; or (3) irreparable injury to the corporation would result by waiting for the expiration of the 90-day period.

Stock Ownership Requirement for Derivative Suits; Jury Trials

Under the DGCL, subject to limited exceptions, a stockholder may not institute or maintain a derivative suit unless the plaintiff was a stockholder of the corporation at the time of the transaction of which such stockholder complains or that such stockholder’s stock thereafter devolved upon such stockholder by operation of law.

Jury trials are generally not available in the Delaware Court, which is the Court in which stockholder suits relating to the internal affairs of a Delaware corporation must be filed.

Under the TBOC, a shareholder may not institute or maintain a derivative proceeding unless: (1) the shareholder was a shareholder of the corporation at the time of the transaction in question, or became a shareholder by operation of law originating from a person that was a shareholder at the time of the transaction in question; and (2) the shareholder fairly and adequately represents the interests of the corporation in enforcing the right of the corporation.

Under Texas law, in civil cases, a party generally has a right to a jury trial to determine questions of fact if the party timely demands a jury and pays the jury fee.

Annex G

Dissent and Appraisal Rights

Under the DGCL, a stockholder of a corporation that is a constituent in a merger, consolidation, conversion, domestication, transfer, or continuance may, under certain circumstances, be entitled to appraisal rights pursuant to which the stockholder may receive cash in the amount of the fair market value of their shares as determined by the Delaware Court.

Under the DGCL, stockholders have no appraisal rights in the event of a merger, consolidation, conversion, domestication, domestication, transfer or continuance if (i) prior to the effective time of the transaction the stock of the corporation is listed on a national securities exchange or is held of record by more than 2,000 stockholders, and (ii) in the merger, consolidation conversion, domestication, transfer or continuance they receive solely shares of stock of the surviving corporation or entity or of any other corporation which shares at the effective date of the merger or consolidation will be either listed on a national securities exchange or held of record by more than 2,000 stockholders.

Under the TBOC, except for the limited classes of mergers, consolidations, sales and asset dispositions for which no shareholder approval is required under Texas law, shareholders of Texas corporations with voting rights have dissenters’ rights in the event of a merger, consolidation, interest exchange, conversion, sale, lease, exchange or other disposition of all, or substantially all, the property and assets of the corporation. However, a shareholder of a Texas corporation has no dissenters’ rights with respect to any plan of merger or conversion in which there is a single surviving or new domestic or foreign corporation, or with respect to any plan of exchange if: (1) the ownership has no dissenters’ rights with respect to any plan of merger or conversion in which there is a single surviving or new domestic or foreign corporation, or with respect to any plan of exchange if: (1) the ownership interest, or a depository receipt in respect of the ownership interest, held by the owner is part of a class or series of ownership interests, or depository receipts in respect of ownership interests, that are, on the record date set for purposes of determining which owners are entitled to vote on the plan of merger, conversion, or exchange, as appropriate: (A) listed on a national securities exchange; or (B) held of record by at least 2,000 owners; (2) the owner is not required by the terms of the plan of merger, conversion, or exchange, as appropriate, to accept for the owner’s ownership interest any consideration that is different from the consideration to be provided to any other holder of an ownership interest of the same class or series as the ownership interest held by the owner, other than cash instead of fractional shares or interests the owner would otherwise be entitled to receive; and (3) the owner is not required by the terms of the plan of merger, conversion, or exchange, as appropriate, to accept for the owner’s ownership interest any consideration other than: (A) ownership interests, or depository receipts in respect of ownership interests, of another entity of the same general organizational type that, immediately after the effective date of the merger, conversion, or exchange, as appropriate, will be part of a class or series of ownership interests, or depository receipts in respect of ownership interests, that are: (i) listed on a national securities exchange or authorized for listing on the exchange on official notice of issuance; or (ii) held of record by at least 2,000 owners; (B) cash instead of fractional ownership.

Under the TBOC, an owner of an ownership interest in a Texas domestic entity subject to dissenters’ rights is entitled to dissent from an amendment to a Texas for-profit corporation’s certificate of formation to add required provisions to elect to be a public benefit corporation or delete required provisions, which in effect cancels the corporation’s election to be a public benefit corporation if the owner owns shares that were entitled to vote on the amendment; except if the shares held by the owner are part of a class or series of shares listed on a national securities exchange; or held of record by at least 2,000 owners.

ANNUAL MEETING OF SHAREHOLDERS OF

ZION OIL & GAS, INC.

June 4, 2025

GO GREEN

e-Consent makes it easy to go paperless. With e-Consent, you can quickly access your proxy material, statements and other eligible documents online, while reducing costs, clutter and paper waste. Enroll today via https://equiniti.com/us/ast-access to enjoy online access.

NOTICE OF INTERNET AVAILABILITY OF PROXY MATERIAL:
The Notice of Meeting, proxy statement and proxy card are available at http://www.astproxyportal.com/ast/Zionoil/

Please sign, date and mail your proxy card in the envelope provided as soon as possible.

↓ Please detach along perforated line and mail in the envelope provided. ↓

00003333030300000000 0 060425

THE BOARD OF DIRECTORS RECOMMENDS YOU VOTE "FOR" EACH OF PROPOSALS BELOW.
PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE ☒

To change the address on your account, please check the box at right and indicate your new address in the address space above. Please note that changes to the registered name(s) on the account may not be submitted via this method. ☐

Signature of Shareholder ____________ Date: ________ Signature of Shareholder ____________ Date: ________

Note: Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.

0

ZION OIL & GAS, INC.

Proxy for Annual Meeting of Shareholders on

June 4, 2025 at 9:00 AM Local Time

via live webinar, please register at https://www.zionoil.com/2025AMS by May 30, 2025.
Webinar details will be emailed to registered shareholders prior to the Annual Meeting.

Solicited on Behalf of the Board of Directors

The undersigned hereby appoints Martin van Brauman and Michael Croswell, and each of them, with full power of substitution and power to act alone, as proxies to vote all the-shares of Common Stock which the undersigned would be entitled to vote if personally present and acting at the Annual Meeting of Shareholders of Zion Oil & Gas, Inc., to be held June 4, 2025,and at any adjournments or postponements thereof, as follows:

(Continued and to be signed on the reverse side)

1.1 14475

ANNUAL MEETING OF SHAREHOLDERS OF

ZION OIL & GAS, INC.

June 4, 2025

PROXY VOTING INSTRUCTIONS

<u>INTERNET</u> - Access "www.voteproxy.com" and follow the on-screen instructions or scan the QR code with your smartphone. Have your proxy card available when you access the web page.

<u>TELEPHONE</u> - Call toll-free 1-800-PROXIES (1-800-776-9437) in the United States or 1-201-299-4446 from foreign countries from any touch-tone telephone and follow the instructions. Have your proxy card available when you call.

Vote online/phone until 10:15 AM EST Wednesday, June 4, 2025.

<u>MAIL</u> - Sign, date and mail your proxy card in the envelope provided as soon as possible.

<u>GO GREEN</u> - e-Consent makes it easy to go paperless. With e-Consent, you can quickly access your proxy material, statements and other eligible documents online, while reducing costs, clutter and paper waste. Enroll today via https://equiniti.com/us/ast-access to enjoy online access.

COMPANY NUMBER	
ACCOUNT NUMBER	

<u>NOTICE OF INTERNET AVAILABILITY OF PROXY MATERIAL</u>:
The Notice of Meeting, proxy statement and proxy card
are available at http://www.astproxyportal.com/ast/Zionoil/

Please detach along perforated line and mail in the envelope provided <u>IF</u> you are not voting via telephone or the Internet.

00003333030300000000 0 060425

THE BOARD OF DIRECTORS RECOMMENDS YOU VOTE "FOR" EACH OF PROPOSALS BELOW.
PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE ☒

To change the address on your account, please check the box at right and indicate your new address in the address space above. Please note that changes to the registered name(s) on the account may not be submitted via this method. ☐

Signature of Shareholder ____________ Date: ______ Signature of Shareholder ____________ Date: ______

Note: Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.

Important Notice of Availability of Proxy Materials for the Shareholder Meeting of

ZION OIL & GAS, INC.

To Be Held On June 4, 2025 at 9:00 AM Local Time

With the Annual Meeting via live webinar, please register at https://www.zionoil.com/2025AMS by May 30, 2025.

COMPANY NUMBER	
ACCOUNT NUMBER	
CONTROL NUMBER	

This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. We encourage you to access and review all of the important information contained in the proxy materials before voting.

If you want to receive a paper or e-mail copy of the proxy materials you must request one. There is no charge to you for requesting a copy. To facilitate timely delivery please make the request as instructed below before 05/22/25.

Please visit http://www.astproxyportal.com/ast/Zionoil/, where the following materials are available for view:

- Notice of Annual Meeting of Shareholders
- Proxy Statement
- Form of Electronic Proxy Card
- Annual Report on Form 10-K

TO REQUEST MATERIAL: TELEPHONE: 888-Proxy-NA (888-776-9962) or 201-299-6210 (for international callers)
E-MAIL: help@equiniti.com
WEBSITE: https://us.astfinancial.com/OnlineProxyVoting/ProxyVoting/RequestMaterials

TO VOTE:

ONLINE: To access your online proxy card, please visit www.voteproxy.com and follow the on-screen instructions or scan the QR code with your smartphone. You may enter your voting instructions at www.voteproxy.com up until 10:15 AM Eastern Time, Wednesday, June 4, 2025.

TELEPHONE: To vote by telephone, please visit www.voteproxy.com to view the materials and to obtain the toll free number to call.

Please note that you cannot use this notice to vote by mail.

   Brad Dacus

   Martin Van Brauman.

   Lee Russell

THE BOARD OF DIRECTORS RECOMMENDS YOU VOTE "FOR" EACH OF THE PROPOSALS.